                                PROSPECTUS FOR
                   CHASE INSURANCE LIFE AND ANNUITY COMPANY
--------------------------------------------------------------------------------
                      FLEXIBLE PREMIUM FIXED AND VARIABLE
                          DEFERRED ANNUITY CONTRACTS
--------------------------------------------------------------------------------
                        CHASE INSURANCE PREFERRED PLUS
                                   Issued By
                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT
                                      and
                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

   This Prospectus describes Flexible Premium Fixed and Variable Deferred Annuity Contracts (the "Contract") offered by Chase Insurance Life and Annuity Company ("we" or "CILAAC"). The Contract is designed to provide annuity benefits for retirement which may or may not qualify for certain federal tax advantages. The Contract may be purchased by natural persons, or by trusts or custodial accounts which hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval. The Contract may be purchased only if the oldest Owner and Annuitant have not attained age 81.

   You may allocate Purchase Payments to the Fixed Account or to one or more of the variable options. The Contract currently offers 55 variable investment options, each of which is a Subaccount of the Chase Variable Annuity Separate Account. Currently, you may choose among Subaccounts that invest in the following Portfolios or Funds:

..  AIM Variable Insurance Funds (Series  .  Franklin Templeton Variable
   I Shares)                                Insurance Products Trust (Class 2
..  AIM V.I. Financial Services              Shares)
   Fund (formerly INVESCO VIF-Financial  .  Franklin Global Communications
   Services Fund)                           Securities Fund
..  AIM V.I. Health Sciences              .  Franklin Growth and Income
   Fund (formerly INVESCO VIF-Health        Securities Fund
   Sciences Fund)                        .  Franklin Rising Dividends Securities
..  AIM V.I. Real Estate Fund                Fund
..  AIM V.I. Utilities Fund (formerly     .  Franklin Small Cap Value Securities
   INVESCO VIF-Utilities Fund)              Fund
..  The Alger American Fund (Class O      .  Franklin Strategic Income Securities
   Shares)                                  Fund
..  Alger American Growth Portfolio       .  Franklin U.S. Government Fund
..  Alger American MidCap Growth          .  Franklin Zero Coupon Fund 2010
   Portfolio                             .  Mutual Discovery Securities Fund
..  Alger American Small Capitalization   .  Mutual Shares Securities Fund
   Portfolio                             .  Templeton Developing Markets
..  American Century Variable                Securities Fund
   Portfolios, Inc. ("VP") (Class I      .  Templeton Global Asset Allocation
   Shares)                                  Fund
..  American Century VP Income & Growth   .  JPMorgan Investment Trust (formerly
   Fund                                     One Group Investment Trust)
..  American Century VP Large Company     .  JPMorgan Investment Trust Bond
   Value Fund                               Portfolio (formerly One Group
..  American Century VP Value Fund           Investment Trust Bond Portfolio)
..  Dreyfus Investment Portfolios         .  JPMorgan Investment Trust Government
   ("Dreyfus IP") (Service Shares)          Bond Portfolio (formerly One Group
..  Dreyfus IP MidCap Stock Portfolio        Investment Trust Government Bond
..  Dreyfus IP Technology Growth             Portfolio)
   Portfolio                             .  JPMorgan Investment Trust Balanced
..  The Dreyfus Socially Responsible         Portfolio (formerly One Group
   Growth Fund, Inc. (Initial Share         Investment Trust Balanced Portfolio)
   Class)                                .  JPMorgan Investment Trust Large Cap
..  Dreyfus Variable Investment Fund         Growth Portfolio (formerly One Group
   ("Dreyfus VIF")                          Investment Trust Large Cap Growth
..  Dreyfus VIF Money Market Portfolio       Portfolio)
..  Fidelity Variable Insurance Products  .  JPMorgan Investment Trust Equity
   Funds ("VIP")                            Index Portfolio (formerly One Group
..  Fidelity VIP Contrafund(R) Portfolio     Investment Trust Equity Index
   (Initial Class Shares)                   Portfolio)
..  Fidelity VIP Equity-Income Portfolio  .  JPMorgan Investment Trust
   (Initial Class Shares)                   Diversified Equity Portfolio
..  Fidelity VIP Growth Portfolio            (formerly One Group Investment Trust
   (Initial Class Shares)                   Diversified Equity Portfolio)
..  Fidelity VIP Index 500 Portfolio      .  JPMorgan Investment Trust Mid Cap
   (Service Class 2 Shares)                 Growth Portfolio (formerly One Group
..  Fidelity VIP Mid Cap Portfolio           Investment Trust Mid Cap Growth
   (Initial Class Shares)                   Portfolio)

..  JPMorgan Investment Trust             .  Janus Aspen Mid Cap Growth Portfolio
   Diversified Mid Cap Portfolio         .  Janus Aspen Worldwide Growth
   (formerly One Group Investment Trust     Portfolio
   Diversified Mid Cap Portfolio)        .  Janus Aspen Series (Service Shares)
..  JPMorgan Investment Trust Mid Cap     .  Janus Aspen Mid Cap Value Portfolio
   Value Portfolio (formerly One Group   .  Janus Aspen Small Company Value
   Investment Trust Mid Cap Value           Portfolio
   Portfolio)                            .  Oppenheimer Variable Account Funds
..  J.P. Morgan Series Trust II              (Service Shares)
..  JPMorgan International Equity         .  Oppenheimer Aggressive Growth Fund/VA
   Portfolio                             .  Oppenheimer Capital Appreciation
..  JPMorgan Mid Cap Value Portfolio         Fund/VA
..  JPMorgan Small Company Portfolio      .  Oppenheimer Global Securities Fund/VA
..  Janus Aspen Series (Institutional     .  Oppenheimer High Income Fund/VA
   Shares)                               .  Oppenheimer Main Street Fund(R)/VA
..  Janus Aspen Balanced Portfolio        .  Oppenheimer Main Street Small Cap
..  Janus Aspen Large Cap Growth             Fund(R)/VA
   Portfolio (formerly Janus Aspen       .  Oppenheimer Strategic Bond Fund/VA
   Growth Portfolio)

   This is a bonus annuity. The expenses for a bonus annuity may be higher than for an annuity without a bonus. The amount of the bonus credit may be more than offset by additional fees and charges associated with the bonus.

   The Contracts are not insured by the FDIC. They are obligations of the issuing insurance company and not a deposit of, or guaranteed by, any bank or savings institution and are subject to risks, including possible loss of principal.

   This Prospectus contains important information about the Contracts that you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this Prospectus and is incorporated by reference in this Prospectus. You may obtain a free copy by writing us or calling (877) 280-5102. A table of contents for the SAI appears on page 55. You may also find this Prospectus and other information about the Separate Account required to be filed with the Securities and Exchange Commission ("SEC") at the SEC's web site at http://www.sec.gov.

   The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   The date of this Prospectus is May 1, 2005.

TABLE OF CONTENTS
================================================================================

                                                                         Page
                                                                         ----
  DEFINITIONS...........................................................   4
  SUMMARY...............................................................   6
  SUMMARY OF EXPENSES...................................................   8
  CONDENSED FINANCIAL INFORMATION.......................................  12
  CILAAC, THE SEPARATE ACCOUNT AND THE FUNDS............................  20
  FIXED ACCOUNT.........................................................  25
  THE CONTRACTS.........................................................  26
  CONTRACT CHARGES AND EXPENSES.........................................  36
  THE ANNUITY PERIOD....................................................  40
  FEDERAL INCOME TAXES..................................................  45
  DISTRIBUTION OF CONTRACTS.............................................  51
  VOTING RIGHTS.........................................................  52
  REPORTS TO CONTRACT OWNERS AND INQUIRIES..............................  52
  DOLLAR COST AVERAGING.................................................  52
  SYSTEMATIC WITHDRAWAL PLAN............................................  53
  ASSET ALLOCATION SERVICE..............................................  53
  SPECIAL CONSIDERATIONS................................................  54
  LEGAL PROCEEDINGS.....................................................  55
  TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION................  55
  FINANCIAL STATEMENTS..................................................  55
  APPENDIX A CHASE INSURANCE LIFE AND ANNUITY COMPANY DEFERRED FIXED AND
    VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT..  56

                                  DEFINITIONS

   The following terms as used in this Prospectus have the indicated meanings:

   Accumulation Period--The period between the Date of Issue of a Contract and the Annuity Date.

   Accumulation Unit--A unit of measurement used to determine the value of each Subaccount during the Accumulation Period. Each Subaccount will have an Accumulation Unit for each combination of charges.

   Allocation Option--The Subaccounts and the Fixed Account available under the Contract for allocation of Purchase Payments, or transfers of Contract Value during the Accumulation Period.

   Annuitant--The person during whose lifetime the annuity is to be paid.

   Annuity Date--The date on which annuity payments are to commence.

   Annuity Option--One of several forms in which annuity payments can be made.

   Annuity Period--The period starting on the Annuity Date when we make annuity payments to you.

   Annuity Unit--A unit of measurement used to determine the amount of Variable Annuity payments, after the first Annuity payment.

   Beneficiary--The person you designate to receive any benefits under a Contract upon your death.

   Company ("we", "us", "our", "CILAAC")--Chase Insurance Life and Annuity Company. Our home office is located at 2500 Westfield Drive, Elgin, IL 60123-7836.

   Contract--A Flexible Premium Fixed and Variable Deferred Annuity Contract.

   Contract Value--The sum of the values of your Fixed Account Contract Value and Separate Account Contract Value during the Accumulation Period.

   Contract Year--Period between anniversaries of the Date of Issue of a Contract.

   Contribution Year--Each Contract Year in which a Purchase Payment is made and each later year measured from the start of the Contract Year when the Purchase Payment was made.

   Date of Issue--The date on which the first Contract Year commences.

   Debt--The principal of any outstanding loan plus any accrued interest. Requests for loans must be made in writing to us.

   Fixed Account--A portion of a Contract that is supported by the assets of our General Account. The Fixed Account provides for a guaranteed fixed rate of return on Contract Value allocated to the Fixed Account.

   Fixed Account Contract Value--The value of your interest in the Fixed
Account.

   Fixed Annuity--An annuity, which does not vary in dollar amount with investment experience.

   Fund or Funds--The AIM Variable Insurance Funds, The Alger American Fund, American Century Variable Portfolios, Inc., Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products Funds (which include Variable Insurance Products Fund and Variable Insurance Products Fund II), Franklin Templeton Variable Insurance Products Trust, JPMorgan Investment Trust (formerly One Group Investment Trust), J.P. Morgan Series Trust II, Janus Aspen Series, and Oppenheimer Variable Account Funds, including any Portfolios thereunder.

   General Account--All our assets other than those allocated to any legally segregated separate account.

   Non-Qualified Contract--A Contract which does not receive favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code.

   Owner ("Contract Owner", "you", "your", "yours")--The person designated in the Contract as having the privileges of ownership defined in the Contract.

   Portfolio(s)--The underlying portfolios in which the Subaccounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

   Purchase Payment(s)--The dollar amount we receive in U.S. currency to buy the benefits this Contract provides.

   Purchase Payment Bonus ("PPB")--The amount by which we will increase your Purchase Payments on Purchase Payments made within the first fifteen Contract Years.

   Qualified Contract--A Contract issued in connection with a retirement plan which receives favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

   Separate Account--The Chase Variable Annuity Separate Account.

   Separate Account Contract Value--The sum of your Subaccount Values.

   Subaccounts--The subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Portfolios or Funds.

   Subaccount Value--The value of your allocations to a Subaccount.

   Valuation Date--Each day when a Subaccount is valued. Subaccounts are normally valued every day the New York Stock Exchange is open for trading.

   Valuation Period--The period that starts at the close of the New York Stock Exchange on a Valuation Date and ends at the close of the New York Stock Exchange on the next succeeding Valuation Date.

   Variable Annuity--An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) you specify.

   Withdrawal Charge--The "contingent deferred sales charge" assessed against certain withdrawals of Contract Value in the first eight Contribution Years or against certain annuitizations of Contract Value in the first eight Contribution Years.

   Withdrawal Value--Contract Value minus Debt, any applicable premium tax and any Withdrawal Charge.

                                    SUMMARY

   Because this is a summary, it does not contain all of the information that may be important. Read the entire Prospectus and Contract before deciding to invest. States may require variations to the Contract. If a State variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus.

   It is important to remember that this Contract is a long-term investment. Consider your need to make withdrawals or terminate this Contract in the short-term as your expenses can outweigh the benefits of the Purchase Payment Bonus offered. We also offer variable annuity contracts that do not provide a Purchase Payment Bonus and, therefore, have lower fees. You should carefully consider whether this Contract is the best variable annuity for you. Generally, this Contract is most suited to those who intend to hold it for a relatively long time. We use a portion of the mortality and expense risk charges and the Withdrawal Charge to pay for the Purchase Payment Bonus.

   After you have held the Contract for 15 Contract Years, the administration expenses will be decreased by 0.25%. In addition, we will waive Withdrawal Charges on Purchase Payments made after 15 Contract Years. However, after 15 Contract Years, additional Purchase Payments will not receive the Purchase Payment Bonus.

   The Contracts provide for investment on a tax-deferred basis and payment of annuity benefits. Both Non-Qualified and Qualified Contracts are described in this Prospectus.

   The minimum initial Purchase Payment is $10,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. The minimum initial Purchase Payment is waived for Qualified Contracts that are part of an employer sponsored plan provided that scheduled periodic Purchase Payments of at least $100 will be made in connection with a salary reduction agreement. The minimum subsequent Purchase Payment is $100. The maximum total Purchase Payments for a Contract is $1,000,000. Purchase Payments may not be made after the oldest Owner or Annuitant attains age 81.

   The maximum amount of Purchase Payments that may be allocated to the Fixed Account in any Contract Year is $1,000,000 for Qualified Contracts and $100,000 for Non-Qualified Contracts. Allocations and transfers to the Fixed Account are subject to other restrictions. (See "Application of Purchase Payments," page 27, and "Transfers During the Accumulation Period," page 28.)

   This is a bonus Contract. This means your Contract Value may be increased by the Purchase Payment Bonus. The Purchase Payment Bonus is 4%. There are important limitations on this bonus. (See "Limitations on Your Purchase Payment Bonus," page 27.)

   Variable accumulations and benefits are provided by crediting Purchase Payments and any Purchase Payment Bonus to one or more Subaccounts that you select. Each Subaccount invests in a corresponding Portfolio or Fund. (See "The Funds," page 20.)

   Contract Value allocated to the Separate Account varies with the investment experience of the selected Subaccount(s).

   We provide for fixed accumulation and benefits in the Fixed Account. Any portion of the Purchase Payment allocated to the Fixed Account is credited with interest daily at a rate we periodically declare that is not to be less than the minimum guaranteed rate. (See "Fixed Account" page 25.)

   The investment risk under the Contract is borne by you, except to the extent that Contract Value is allocated to the Fixed Account and is guaranteed to earn at least the minimum guaranteed rate.

   Transfers between Subaccounts are permitted before and after annuitization, subject to limitations. Restrictions apply to amounts transferred to and from the Fixed Account. (See "Transfers During the Accumulation Period" and "Transfers and Conversions During the Annuity Period," pages 28 and 42, respectively.)

   The minimum withdrawal amount is $500. A minimum $500 Contract Value plus Debt must remain after a withdrawal. If less than $500 Contract Value plus Debt remains after a partial withdrawal, we will terminate the Contract. No transfer, rollover, or 1035 exchange is permitted until any outstanding loan on your Contract is paid. Once the outstanding loan is paid, you may request a transfer or rollover.

   No sales charge is deducted from any Purchase Payment. You may withdraw up to 10% of the Contract Value less Debt in any Contract Year without assessment of a Withdrawal Charge. If you withdraw an amount in excess of 10% of the Contract Value less Debt in any Contract Year, the amount withdrawn in excess of 10% is subject to a Withdrawal Charge. The Withdrawal Charge starts at 8% in the first and second Contribution Years and reduces each subsequent Contribution Year. There are no Withdrawal Charges after eight Contribution Years. (See "Withdrawal Charge," page 37.) The Withdrawal Charge also applies at the annuitization of Contract Value in the eighth Contribution Year or earlier, except as set forth under "Withdrawal Charge."

   Withdrawals will have tax consequences, which may include the amount of the withdrawal being subject to income tax and in some circumstances an additional 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Code Section 403(b) Qualified Plans only under limited circumstances. (See "Federal Income Taxes," page 45.)

   Contract charges include:

      .  Mortality and expense risk charge,

      .  Administration charge,

      .  Records maintenance charge,

      .  Withdrawal Charge,

      .  Applicable premium taxes,

      .  Optional death benefit charges,

      .  Optional MIAA expense charge. (See "Asset Allocation Service."), and

      .  Commutation Charge, if applicable.

(See "Summary of Expenses," page 8.) In addition, the Funds pay their investment advisers varying fees for investment advice and also incur other operational expenses. (See the Funds' prospectuses for such information.)

   Automatic Asset Rebalancing and Dollar Cost Averaging are available to you. (See "Automatic Asset Rebalancing" and "Dollar Cost Averaging," pages 36 and 52, respectively.)

   The Contract may be purchased as an Individual Retirement Annuity, Simplified Employee Pension--IRA, Traditional and Roth Individual Retirement Annuity, tax sheltered annuity, and as a non-qualified annuity. (See "Taxation of Annuities in General," page 45 and "Qualified Plans," page 48.)

   You have the right within the "free look" period (generally ten days, subject to state variation) after receiving the Contact to cancel the Contract by delivering or mailing it to us. If you decide to return your Contract for a refund during the "free look" period, please also include a letter of instruction. Upon receipt by us, the Contract will be cancelled and amounts refunded. The amount of the refund depends on the state where issued; however, generally the refund is at least the Contract Value minus any Purchase Payment Bonus as adjusted for any negative investment performance, or any positive investment performance. Thus, if you return the Contract during the "free look" period, you will not receive the Purchase Payment Bonus. (See "The Contracts," page 26.) In addition, a special "free look" period applies in some circumstances to Contracts issued as Individual Retirement Annuities or as Roth Individual Retirement Annuities.

   You may elect, where available, to enter into a separate investment advisory agreement with our affiliate, PMG Asset Management, Inc. ("PMG"). PMG provides asset allocation services under PMG's Managed Investment Advisory Account ("MIAA"). MIAA allocates Contract Value among certain Subaccounts and the Fixed Account. (See "Asset Allocation Service," page 53.) If you elect to participate in MIAA, charges attributable to the MIAA services will be deducted from your Contract. MIAA annual charges deducted from your Contract are paid to PMG and are not Contract charges retained by us. (See "Summary of Expenses," page 8, and "MIAA Expense Charge," page 39.) For Non-Qualified Contracts, charges deducted from your Contract Value to pay MIAA charges are taxable distributions to you and may subject you to an additional 10% tax penalty. (See "Asset Allocation Program: Tax Treatment of Fees and Charges", page 54.) The MIAA and applicable fees are described more fully in the disclosure statement provided by PMG. MIAA is not available in all states or through all distributors. You should consult with your representative for details regarding the MIAA program, including fees and expenses.

                              SUMMARY OF EXPENSES
--------------------------------------------------------------------------------
   The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.
State premium taxes may also be deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases
(as a percentage of purchase payments):.    None
Maximum Withdrawal Charge/(1)/
(as a percentage of amount surrendered):      8%

                                         Withdrawal
Contribution Year                          Charge
-----------------                        ----------
First Year..............................   8.00%
Second Year.............................   8.00%
Third Year..............................   7.00%
Fourth Year.............................   6.00%
Fifth Year..............................   5.00%
Sixth Year..............................   4.00%
Seventh Year............................   3.00%
Eighth Year.............................   2.00%
Ninth Year and Following................   0.00%

Maximum Transfer Fee:...................     $10/(2)/

Commutation Charge/(3)/

   An amount equal to the difference between the present value of any remaining guaranteed payments (as of the date of calculation) calculated using:

      A. For a fixed annuity option, (i) a discount rate that is equal to the rate assumed in calculating the initial income payment and (ii) the greater of; (a) the ten year treasury constant maturity plus 3%; and (b) the rate used to determine the initial payment plus 2%, and

      B. For a variable annuity option, (i) a discount rate that is equal to the assumed investment rate and (ii) the assumed investment rate plus 2%.

Qualified Plan Loan Interest Rates/(4)/

Loans not subject to ERISA   -- 5.50%
Loans subject to ERISA       -- Moody's Corporate Bond Yield Average--Monthly
                                  Average Corporates (rounded to nearest 0.25%)

--------
/(1)/Each Contract Year, a Contract Owner may withdraw up to 10% of the Contract Value less Debt without incurring a Withdrawal Charge. In certain circumstances we may reduce or waive the Withdrawal Charge. (See "Withdrawal Charge.")

/(2)/We reserve the right to charge a fee of $10 for each transfer of Contract
     Value in excess of twelve transfers per Contract Year. (See "Transfers During the Accumulation Period.")

/(3/)This Charge only applies to the calculation of lump sum payments with respect to any remaining periodic payments in the certain period under Annuity Option 1, 3 or 5 upon the death of an Annuitant during the Annuity Period or in commutation of remaining annuity payments under Annuity Option 1. (See "Commutation Charge," "Death of Annuitant or Owner" and "Commutable Annuitization Option.")

/(4)/Loans are only available under certain qualified plans. Interest rate depends on whether plan is subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). The value securing the loan will earn interest at the loan interest rate reduced by not more than 2.5%. (See "K. Loans".)

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Quarterly Records Maintenance Charge........................ $ 7.50/(5)/

Separate Account Annual Expenses
(as a percentage of average Separate Account Contract Value)
   Mortality and Expense Risk Charge:.......................  1.00%
   Administration Charge:
       Current..............................................  0.50%
       Maximum..............................................  0.70%/(6)/
                                                             ------
Total Current Separate Account Annual Expenses:.............  1.50%
                                                             ------
Total Maximum Separate Account Annual Expenses:.............  1.70%
                                                             ======
Optional Death Benefit Charges/(7)/
   Chase Insurance Safeguard/SM/............................  0.20%
   Chase Insurance Safeguard/SM/ Plus.......................  0.35%
                                                             ------
Total Current Separate Account Annual Expenses including
  Optional Death Benefits...................................  1.85%
                                                             ------
Total Maximum Separate Account Annual Expenses including
  Optional Death Benefits...................................  2.05%
                                                             ======
Other Optional Benefit Expenses
   MIAA/(8)/ Initial Set Up Fee............................. $30.00
   MIAA Annual Expense (as a percentage of Contract Value)
       Current..............................................  0.50%/(9)/
       Maximum..............................................  1.00%/(10)/

--------
/(5)/The quarterly records maintenance charge is reduced to $3.75 for Contracts with Contract Value between $25,000 and $50,000 on the date of assessment. There is no charge for Contracts with Contract Value of $50,000 or more. In certain circumstances we may reduce or waive the quarterly records maintenance charge. (See "Records Maintenance Charge.")

/(6)/We reserve the right for new Contracts to increase the administration charge up to a maximum of 0.70%.

/(7)/The Optional Death Benefit Charges do not apply to the Fixed Account, or
     Dreyfus VIF Money Market Subaccount.

/(8)/The Managed Investment Advisory Account ("MIAA") is an asset allocation service offered by our affiliate, PMG Asset Management, Inc. ("PMG"). (See "Asset Allocation Service").

/(9)/Charged quarterly in arrears at the rate of .125% per calendar quarter of Contract Value subject to the MIAA Expense, using an average daily weighted balance methodology. MIAA charge is paid to PMG and is not retained by us. (See "Asset Allocation Service").

/(10)/The MIAA Expense charge may be increased for new Contracts up to a maximum of 1.00%.

   The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

                                                                         Minimum --  Maximum
Total Annual Fund Operating Expenses/(11)/ (expenses that are deducted from Fund assets, including management fees, distribution and/or service
(12b-1) fees, and other expenses, prior to any fee waivers or expense
reimbursements)                                                           0.35%  --   4.49%

--------
/(11)/The expenses shown are for the year ended December 31, 2004, and do not reflect any fee waivers or expense reimbursements.

   The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through May 1, 2005. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursements are 0.35% and 1.79%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

   THE FUND'S INVESTMENT MANAGER OR ADVISER PROVIDED THE ABOVE EXPENSES FOR THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

                                    EXAMPLE
--------------------------------------------------------------------------------
   This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses.

   The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes Chase Insurance Safeguard/SM/ Plus and the optional MIAA program with a 1.00% MIAA Expense. If these features were not elected or a less costly option were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds, prior to any fee waivers or expense reimbursements. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

   Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

    (1)If you surrender your Contract at the end of the applicable time period:

         1 year                     3 years                    5 years                   10 years
         ------                     -------                    -------                   --------
         $1,462                     $2,805                     $4,004                     $6,773

    (2)a. If you annuitize your Contract at the end of the applicable time period under Annuity Option 2, 3, 4, or 5, or under Annuity Option 1 for a period of 10 years or more/(10)/:

         1 year                     3 years                    5 years                   10 years
         ------                     -------                    -------                   --------
          $761                      $2,223                     $3,610                     $6,773

       b. If you annuitize your Contract at the end of the applicable time period under Annuity Option 1 for a period of less than 10 years/(10)/:

         1 year                     3 years                    5 years                   10 years
         ------                     -------                    -------                   --------
         $1,462                     $2,805                     $4,004                     $6,773

    (3)If you do not surrender your Contract at the end of the applicable time period:

         1 year                     3 years                    5 years                   10 years
         ------                     -------                    -------                   --------
          $761                      $2,223                     $3,610                     $6,773

--------
/(10)/Withdrawal Charges do not apply if the Contract is annuitized under Annuity Option 2, 3, 4, or 5, or under Annuity Option 1 for a period of 10 years or more. Currently, only a 10 year period is permitted under the Contract.

   The fee table and Example should not be considered a representation of past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed before or upon annuitization or any taxes or penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future performance of any Subaccount.

                        CONDENSED FINANCIAL INFORMATION

   The following tables list the Condensed Financial Information (the Accumulation Unit values for Accumulation Units outstanding) for Contracts without optional benefits yielding the lowest Separate Account charges possible under the Contract (1.50%) and Contracts with optional benefits yielding the highest Separate Account charges possible under the Contract as of December 31, 2004 (1.85%). In the table(s) below, no number is shown when there were no Accumulation Units outstanding at the end of the period. A zero (0) is shown when there were fewer than 1,000 Accumulation Units outstanding at the end of the period. Should the Separate Account charges applicable to your Contract fall between the maximum and minimum charges, and you wish to see a copy of the Condensed Financial Information applicable to your Contract, such information can be obtained in the Statement of Additional Information free of charge.

                    No Additional Contract Options Elected
  (Separate Account Charges of 1.50% of the Daily Net Assets of the Separate
                                   Account)

Subaccount                                                                                   2004
----------                                                                                  -------
AIM V.I. Financial Services Subaccount (formerly INVESCO VIF-Financial Services Subaccount)
   Accumulation unit value at beginning of period*......................................... $12.170
   Accumulation unit value at end of period................................................ $13.076
   Number of accumulation units outstanding at end of period (000's omitted)...............       1
AIM V.I. Health Sciences Subaccount (formerly INVESCO VIF-Health Sciences Subaccount)
   Accumulation unit value at beginning of period*......................................... $12.297
   Accumulation unit value at end of period................................................ $12.541
   Number of accumulation units outstanding at end of period (000's omitted)...............       9
AIM V.I. Real Estate Subaccount
   Accumulation unit value at beginning of period*......................................... $12.815
   Accumulation unit value at end of period................................................ $17.589
   Number of accumulation units outstanding at end of period (000's omitted)...............      16
AIM V.I. Utilities Subaccount (formerly INVESCO VIF-Utilities Subaccount)
   Accumulation unit value at beginning of period*......................................... $11.696
   Accumulation unit value at end of period................................................ $14.234
   Number of accumulation units outstanding at end of period (000's omitted)...............       0
Alger American Growth Subaccount
   Accumulation unit value at beginning of period*......................................... $35.384
   Accumulation unit value at end of period................................................ $37.699
   Number of accumulation units outstanding at end of period (000's omitted)...............       6
Alger American MidCap Growth Subaccount
   Accumulation unit value at beginning of period*......................................... $28.584
   Accumulation unit value at end of period................................................ $31.891
   Number of accumulation units outstanding at end of period (000's omitted)...............      12
Alger American Small Capitalization Subaccount
   Accumulation unit value at beginning of period*......................................... $17.320
   Accumulation unit value at end of period................................................ $19.185
   Number of accumulation units outstanding at end of period (000's omitted)...............       4
American Century VP Income & Growth Subaccount
   Accumulation unit value at beginning of period*......................................... $ 6.552
   Accumulation unit value at end of period................................................ $ 7.206
   Number of accumulation units outstanding at end of period (000's omitted)...............      41
American Century VP Value Subaccount
   Accumulation unit value at beginning of period*......................................... $ 8.346
   Accumulation unit value at end of period................................................ $ 9.073
   Number of accumulation units outstanding at end of period (000's omitted)...............      36
Dreyfus IP MidCap Stock Subaccount
   Accumulation unit value at beginning of period*......................................... $12.510
   Accumulation unit value at end of period................................................ $14.177
   Number of accumulation units outstanding at end of period (000's omitted)...............       1
Dreyfus IP Technology Growth Subaccount
   Accumulation unit value at beginning of period*......................................... $ 9.568
   Accumulation unit value at end of period................................................ $10.045
   Number of accumulation units outstanding at end of period (000's omitted)...............       2

Subaccount                                                                      2004
----------                                                                    --------
Dreyfus Socially Responsible Growth Subaccount
   Accumulation unit value at beginning of period*........................... $ 22.906
   Accumulation unit value at end of period.................................. $ 24.018
   Number of accumulation units outstanding at end of period (000's omitted).        1
Dreyfus VIF Money Market Subaccount
   Accumulation unit value at beginning of period*........................... $  9.952
   Accumulation unit value at end of period.................................. $  9.914
   Number of accumulation units outstanding at end of period (000's omitted).      196
Fidelity VIP Contrafund(R) Subaccount
   Accumulation unit value at beginning of period*........................... $ 23.097
   Accumulation unit value at end of period.................................. $ 25.623
   Number of accumulation units outstanding at end of period (000's omitted).       26
Fidelity VIP Equity-Income Subaccount
   Accumulation unit value at beginning of period*........................... $ 23.801
   Accumulation unit value at end of period.................................. $ 25.996
   Number of accumulation units outstanding at end of period (000's omitted).       13
Fidelity VIP Growth Subaccount
   Accumulation unit value at beginning of period*........................... $ 29.366
   Accumulation unit value at end of period.................................. $ 30.537
   Number of accumulation units outstanding at end of period (000's omitted).        2
Fidelity VIP Index 500 Subaccount
   Accumulation unit value at beginning of period*........................... $123.952
   Accumulation unit value at end of period.................................. $134.275
   Number of accumulation units outstanding at end of period (000's omitted).        3
Franklin Global Communications Securities Subaccount
   Accumulation unit value at beginning of period*........................... $ 10.190
   Accumulation unit value at end of period.................................. $ 11.612
   Number of accumulation units outstanding at end of period (000's omitted).        3
Franklin Rising Dividends Securities Subaccount
   Accumulation unit value at beginning of period*........................... $ 12.222
   Accumulation unit value at end of period.................................. $ 13.301
   Number of accumulation units outstanding at end of period (000's omitted).       51
Franklin Small Cap Value Securities Subaccount
   Accumulation unit value at beginning of period*........................... $ 13.523
   Accumulation unit value at end of period.................................. $ 16.099
   Number of accumulation units outstanding at end of period (000's omitted).        8
Franklin Strategic Income Securities Subaccount
   Accumulation unit value at beginning of period*........................... $ 10.822
   Accumulation unit value at end of period.................................. $ 11.776
   Number of accumulation units outstanding at end of period (000's omitted).        7
Franklin U.S. Government Subaccount
   Accumulation unit value at beginning of period*........................... $  9.921
   Accumulation unit value at end of period.................................. $ 10.181
   Number of accumulation units outstanding at end of period (000's omitted).       29
Franklin Zero Coupon 2010 Subaccount
   Accumulation unit value at beginning of period*........................... $  9.894
   Accumulation unit value at end of period.................................. $ 10.258
   Number of accumulation units outstanding at end of period (000's omitted).       25
Mutual Discovery Securities Subaccount
   Accumulation unit value at beginning of period*........................... $ 12.689
   Accumulation unit value at end of period.................................. $ 14.424
   Number of accumulation units outstanding at end of period (000's omitted).       12
Mutual Shares Securities Subaccount
   Accumulation unit value at beginning of period*........................... $ 12.170
   Accumulation unit value at end of period.................................. $ 13.296
   Number of accumulation units outstanding at end of period (000's omitted).        5
Templeton Developing Markets Securities Subaccount
   Accumulation unit value at beginning of period*........................... $ 14.477
   Accumulation unit value at end of period.................................. $ 17.777
   Number of accumulation units outstanding at end of period (000's omitted).        7

Subaccount                                                                                    2004
----------                                                                                   -------
JPMorgan Investment Trust Bond Subaccount (formerly One Group Investment Trust Bond
  Subaccount)
   Accumulation unit value at beginning of period*.......................................... $ 9.950
   Accumulation unit value at end of period................................................. $10.227
   Number of accumulation units outstanding at end of period (000's omitted)................       5
JPMorgan Investment Trust Government Bond Subaccount (formerly One Group Investment Trust
  Government Bond Subaccount)
   Accumulation unit value at beginning of period*.......................................... $ 9.942
   Accumulation unit value at end of period................................................. $10.268
   Number of accumulation units outstanding at end of period (000's omitted)................       0
JPMorgan Investment Trust Balanced Subaccount (formerly One Group Investment Trust Balanced
  Subaccount)
   Accumulation unit value at beginning of period*.......................................... $10.014
   Accumulation unit value at end of period................................................. $10.542
   Number of accumulation units outstanding at end of period (000's omitted)................       4
JPMorgan Investment Trust Large Cap Growth Subaccount (formerly One Group Investment Trust
  Large Cap Growth Subaccount)
   Accumulation unit value at beginning of period*.......................................... $10.137
   Accumulation unit value at end of period................................................. $10.677
   Number of accumulation units outstanding at end of period (000's omitted)................       0
JPMorgan Investment Trust Equity Index Subaccount (formerly One Group Investment Trust
  Equity Index Subaccount)
   Accumulation unit value at beginning of period*.......................................... $10.242
   Accumulation unit value at end of period................................................. $11.093
   Number of accumulation units outstanding at end of period (000's omitted)................       1
JPMorgan Investment Trust Diversified Equity Subaccount (formerly One Group Investment Trust
  Diversified Equity Subaccount)
   Accumulation unit value at beginning of period*.......................................... $10.053
   Accumulation unit value at end of period................................................. $10.768
   Number of accumulation units outstanding at end of period (000's omitted)................      20
JPMorgan Investment Trust Mid Cap Growth Subaccount (formerly One Group Investment Trust
  Mid Cap Growth Subaccount)
   Accumulation unit value at beginning of period*.......................................... $10.399
   Accumulation unit value at end of period................................................. $11.211
   Number of accumulation units outstanding at end of period (000's omitted)................       1
JPMorgan Investment Trust Diversified Mid Cap Subaccount (formerly One Group Investment
  Trust Diversified Mid Cap Subaccount)
   Accumulation unit value at beginning of period*.......................................... $10.094
   Accumulation unit value at end of period................................................. $11.414
   Number of accumulation units outstanding at end of period (000's omitted)................       1
JPMorgan Investment Trust Mid Cap Value Subaccount (formerly One Group Investment Trust
  Mid Cap Value Subaccount)
   Accumulation unit value at beginning of period*.......................................... $10.275
   Accumulation unit value at end of period................................................. $11.522
   Number of accumulation units outstanding at end of period (000's omitted)................       8
JPMorgan International Equity Subaccount
   Accumulation unit value at beginning of period*.......................................... $13.363
   Accumulation unit value at end of period................................................. $15.455
   Number of accumulation units outstanding at end of period (000's omitted)................      23
JPMorgan Mid Cap Value Subaccount
   Accumulation unit value at beginning of period*.......................................... $12.907
   Accumulation unit value at end of period................................................. $14.678
   Number of accumulation units outstanding at end of period (000's omitted)................      24
JPMorgan Small Company Subaccount
   Accumulation unit value at beginning of period*.......................................... $13.980
   Accumulation unit value at end of period................................................. $16.953
   Number of accumulation units outstanding at end of period (000's omitted)................      25

Subaccount                                                                        2004
----------                                                                       -------
Janus Aspen Balanced Subaccount
   Accumulation unit value at beginning of period*.............................. $23.608
   Accumulation unit value at end of period..................................... $25.402
   Number of accumulation units outstanding at end of period (000's omitted)....       3
Janus Aspen Large Cap Growth Subaccount (formerly Janus Aspen Growth Subaccount)
   Accumulation unit value at beginning of period*.............................. $18.060
   Accumulation unit value at end of period..................................... $19.087
   Number of accumulation units outstanding at end of period (000's omitted)....       1
Janus Aspen Mid Cap Growth Subaccount
   Accumulation unit value at beginning of period*.............................. $21.278
   Accumulation unit value at end of period..................................... $24.458
   Number of accumulation units outstanding at end of period (000's omitted)....       5
Janus Aspen Worldwide Growth Subaccount
   Accumulation unit value at beginning of period*.............................. $25.258
   Accumulation unit value at end of period..................................... $26.276
   Number of accumulation units outstanding at end of period (000's omitted)....       2
Janus Aspen Mid Cap Value Subaccount
   Accumulation unit value at beginning of period*.............................. $13.823
   Accumulation unit value at end of period..................................... $15.519
   Number of accumulation units outstanding at end of period (000's omitted)....       3
Janus Aspen Small Company Value Subaccount
   Accumulation unit value at beginning of period*.............................. $13.301
   Accumulation unit value at end of period..................................... $15.618
   Number of accumulation units outstanding at end of period (000's omitted)....      13
Oppenheimer Aggressive Growth Subaccount
   Accumulation unit value at beginning of period*.............................. $12.645
   Accumulation unit value at end of period..................................... $14.119
   Number of accumulation units outstanding at end of period (000's omitted)....       3
Oppenheimer Capital Appreciation Subaccount
   Accumulation unit value at beginning of period*.............................. $12.170
   Accumulation unit value at end of period..................................... $12.927
   Number of accumulation units outstanding at end of period (000's omitted)....      14
Oppenheimer Global Securities Subaccount
   Accumulation unit value at beginning of period*.............................. $14.373
   Accumulation unit value at end of period..................................... $16.558
   Number of accumulation units outstanding at end of period (000's omitted)....      20
Oppenheimer High Income Subaccount
   Accumulation unit value at beginning of period*.............................. $11.160
   Accumulation unit value at end of period..................................... $11.849
   Number of accumulation units outstanding at end of period (000's omitted)....      35
Oppenheimer Main Street Subaccount
   Accumulation unit value at beginning of period*.............................. $12.116
   Accumulation unit value at end of period..................................... $13.002
   Number of accumulation units outstanding at end of period (000's omitted)....       4
Oppenheimer Main Street Small Cap Subaccount
   Accumulation unit value at beginning of period*.............................. $13.759
   Accumulation unit value at end of period..................................... $16.093
   Number of accumulation units outstanding at end of period (000's omitted)....      19
Oppenheimer Strategic Bond Subaccount
   Accumulation unit value at beginning of period*.............................. $10.755
   Accumulation unit value at end of period..................................... $11.545
   Number of accumulation units outstanding at end of period (000's omitted)....      20

               Additional Contract Options Elected (Total 0.35%)
  (Separate Account Charges of 1.85% of the Daily Net Assets of the Separate
                                   Account)

Subaccount                                                                                   2004
----------                                                                                  -------
AIM V.I. Financial Services Subaccount (formerly INVESCO VIF-Financial Services Subaccount)
   Accumulation unit value at beginning of period*......................................... $12.128
   Accumulation unit value at end of period................................................ $13.001
   Number of accumulation units outstanding at end of period (000's omitted)...............      --
AIM V.I. Health Sciences Subaccount (formerly INVESCO VIF-Health Sciences Subaccount)
   Accumulation unit value at beginning of period*......................................... $12.255
   Accumulation unit value at end of period................................................ $12.469
   Number of accumulation units outstanding at end of period (000's omitted)...............      --
AIM V.I. Real Estate Subaccount
   Accumulation unit value at beginning of period*......................................... $12.771
   Accumulation unit value at end of period................................................ $17.489
   Number of accumulation units outstanding at end of period (000's omitted)...............       1
AIM V.I. Utilities Subaccount (formerly INVESCO VIF-Utilities Subaccount)
   Accumulation unit value at beginning of period*......................................... $11.655
   Accumulation unit value at end of period................................................ $14.153
   Number of accumulation units outstanding at end of period (000's omitted)...............      --
Alger American Growth Subaccount
   Accumulation unit value at beginning of period*......................................... $35.069
   Accumulation unit value at end of period................................................ $37.278
   Number of accumulation units outstanding at end of period (000's omitted)...............      --
Alger American MidCap Growth Subaccount
   Accumulation unit value at beginning of period*......................................... $28.329
   Accumulation unit value at end of period................................................ $31.535
   Number of accumulation units outstanding at end of period (000's omitted)...............      --
Alger American Small Capitalization Subaccount
   Accumulation unit value at beginning of period*......................................... $17.165
   Accumulation unit value at end of period................................................ $18.971
   Number of accumulation units outstanding at end of period (000's omitted)...............      --
American Century VP Income & Growth Subaccount
   Accumulation unit value at beginning of period*......................................... $ 6.493
   Accumulation unit value at end of period................................................ $ 7.125
   Number of accumulation units outstanding at end of period (000's omitted)...............       2
American Century VP Value Subaccount
   Accumulation unit value at beginning of period*......................................... $ 8.272
   Accumulation unit value at end of period................................................ $ 8.972
   Number of accumulation units outstanding at end of period (000's omitted)...............      --
Dreyfus IP MidCap Stock Subaccount
   Accumulation unit value at beginning of period*......................................... $12.467
   Accumulation unit value at end of period................................................ $14.096
   Number of accumulation units outstanding at end of period (000's omitted)...............      --
Dreyfus IP Technology Growth Subaccount
   Accumulation unit value at beginning of period*......................................... $ 9.555
   Accumulation unit value at end of period................................................ $10.009
   Number of accumulation units outstanding at end of period (000's omitted)...............      --
Dreyfus Socially Responsible Growth Subaccount
   Accumulation unit value at beginning of period*......................................... $22.702
   Accumulation unit value at end of period................................................ $23.750
   Number of accumulation units outstanding at end of period (000's omitted)...............      --
Dreyfus VIF Money Market Subaccount
   Accumulation unit value at beginning of period*......................................... $ 9.934
   Accumulation unit value at end of period................................................ $ 9.874
   Number of accumulation units outstanding at end of period (000's omitted)...............      --
Fidelity VIP Contrafund(R) Subaccount
   Accumulation unit value at beginning of period*......................................... $22.891
   Accumulation unit value at end of period................................................ $25.337
   Number of accumulation units outstanding at end of period (000's omitted)...............       0

Subaccount                                                                                  2004
----------                                                                                --------
Fidelity VIP Equity-Income Subaccount
   Accumulation unit value at beginning of period*....................................... $ 23.589
   Accumulation unit value at end of period.............................................. $ 25.706
   Number of accumulation units outstanding at end of period (000's omitted).............        0
Fidelity VIP Growth Subaccount
   Accumulation unit value at beginning of period*....................................... $ 29.104
   Accumulation unit value at end of period.............................................. $ 30.196
   Number of accumulation units outstanding at end of period (000's omitted).............        1
Fidelity VIP Index 500 Subaccount
   Accumulation unit value at beginning of period*....................................... $122.848
   Accumulation unit value at end of period.............................................. $132.776
   Number of accumulation units outstanding at end of period (000's omitted).............       --
Franklin Global Communications Securities Subaccount
   Accumulation unit value at beginning of period*....................................... $ 10.177
   Accumulation unit value at end of period.............................................. $ 11.571
   Number of accumulation units outstanding at end of period (000's omitted).............       --
Franklin Rising Dividends Securities Subaccount
   Accumulation unit value at beginning of period*....................................... $ 12.180
   Accumulation unit value at end of period.............................................. $ 13.225
   Number of accumulation units outstanding at end of period (000's omitted).............       --
Franklin Small Cap Value Securities Subaccount
   Accumulation unit value at beginning of period*....................................... $ 13.476
   Accumulation unit value at end of period.............................................. $ 16.007
   Number of accumulation units outstanding at end of period (000's omitted).............        2
Franklin Strategic Income Securities Subaccount
   Accumulation unit value at beginning of period*....................................... $ 10.785
   Accumulation unit value at end of period.............................................. $ 11.708
   Number of accumulation units outstanding at end of period (000's omitted).............       --
Franklin U.S. Government Subaccount
   Accumulation unit value at beginning of period*....................................... $  9.887
   Accumulation unit value at end of period.............................................. $ 10.122
   Number of accumulation units outstanding at end of period (000's omitted).............       --
Franklin Zero Coupon 2010 Subaccount
   Accumulation unit value at beginning of period*....................................... $  9.859
   Accumulation unit value at end of period.............................................. $ 10.199
   Number of accumulation units outstanding at end of period (000's omitted).............       --
Mutual Discovery Securities Subaccount
   Accumulation unit value at beginning of period*....................................... $ 12.645
   Accumulation unit value at end of period.............................................. $ 14.342
   Number of accumulation units outstanding at end of period (000's omitted).............       --
Mutual Shares Securities Subaccount
   Accumulation unit value at beginning of period*....................................... $ 12.128
   Accumulation unit value at end of period.............................................. $ 13.220
   Number of accumulation units outstanding at end of period (000's omitted).............       --
Templeton Developing Markets Securities Subaccount
   Accumulation unit value at beginning of period*....................................... $ 14.427
   Accumulation unit value at end of period.............................................. $ 17.676
   Number of accumulation units outstanding at end of period (000's omitted).............        1
JPMorgan Investment Trust Bond Subaccount (formerly One Group Investment Trust Bond
  Subaccount)
   Accumulation unit value at beginning of period*....................................... $  9.937
   Accumulation unit value at end of period.............................................. $ 10.191
   Number of accumulation units outstanding at end of period (000's omitted).............       --
JPMorgan Investment Trust Government Bond Subaccount (formerly One Group Investment Trust
  Government Bond Subaccount)
   Accumulation unit value at beginning of period*....................................... $  9.929
   Accumulation unit value at end of period.............................................. $ 10.232
   Number of accumulation units outstanding at end of period (000's omitted).............       --

Subaccount                                                                                    2004
----------                                                                                   -------
JPMorgan Investment Trust Balanced Subaccount (formerly One Group Investment Trust Balanced
  Subaccount)
   Accumulation unit value at beginning of period*.......................................... $10.001
   Accumulation unit value at end of period................................................. $10.504
   Number of accumulation units outstanding at end of period (000's omitted)................      --
JPMorgan Investment Trust Large Cap Growth Subaccount (formerly One Group Investment Trust
  Large Cap Growth Subaccount)
   Accumulation unit value at beginning of period*.......................................... $10.124
   Accumulation unit value at end of period................................................. $10.639
   Number of accumulation units outstanding at end of period (000's omitted)................      --
JPMorgan Investment Trust Equity Index Subaccount (formerly One Group Investment Trust
  Equity Index Subaccount)
   Accumulation unit value at beginning of period*.......................................... $10.229
   Accumulation unit value at end of period................................................. $11.053
   Number of accumulation units outstanding at end of period (000's omitted)................      --
JPMorgan Investment Trust Diversified Equity Subaccount (formerly One Group Investment Trust
  Diversified Equity Subaccount)
   Accumulation unit value at beginning of period*.......................................... $10.040
   Accumulation unit value at end of period................................................. $10.730
   Number of accumulation units outstanding at end of period (000's omitted)................      --
JPMorgan Investment Trust Mid Cap Growth Subaccount (formerly One Group Investment Trust
  Mid Cap Growth Subaccount)
   Accumulation unit value at beginning of period*.......................................... $10.386
   Accumulation unit value at end of period................................................. $11.171
   Number of accumulation units outstanding at end of period (000's omitted)................      --
JPMorgan Investment Trust Diversified Mid Cap Subaccount (formerly One Group Investment
  Trust Diversified Mid Cap Subaccount)
   Accumulation unit value at beginning of period*.......................................... $10.081
   Accumulation unit value at end of period................................................. $11.373
   Number of accumulation units outstanding at end of period (000's omitted)................       0
JPMorgan Investment Trust Mid Cap Value Subaccount (formerly One Group Investment Trust
  Mid Cap Value Subaccount)
   Accumulation unit value at beginning of period*.......................................... $10.262
   Accumulation unit value at end of period................................................. $11.481
   Number of accumulation units outstanding at end of period (000's omitted)................      --
JPMorgan International Equity Subaccount
   Accumulation unit value at beginning of period*.......................................... $13.316
   Accumulation unit value at end of period................................................. $15.367
   Number of accumulation units outstanding at end of period (000's omitted)................       1
JPMorgan Mid Cap Value Subaccount
   Accumulation unit value at beginning of period*.......................................... $12.863
   Accumulation unit value at end of period................................................. $14.593
   Number of accumulation units outstanding at end of period (000's omitted)................       2
JPMorgan Small Company Subaccount
   Accumulation unit value at beginning of period*.......................................... $13.856
   Accumulation unit value at end of period................................................. $16.764
   Number of accumulation units outstanding at end of period (000's omitted)................       0
Janus Aspen Balanced Subaccount
   Accumulation unit value at beginning of period*.......................................... $23.398
   Accumulation unit value at end of period................................................. $25.119
   Number of accumulation units outstanding at end of period (000's omitted)................      --
Janus Aspen Large Cap Growth Subaccount (formerly Janus Aspen Growth Subaccount)
   Accumulation unit value at beginning of period*.......................................... $17.899
   Accumulation unit value at end of period................................................. $18.874
   Number of accumulation units outstanding at end of period (000's omitted)................      --
Janus Aspen Mid Cap Growth Subaccount
   Accumulation unit value at beginning of period*.......................................... $21.089
   Accumulation unit value at end of period................................................. $24.185
   Number of accumulation units outstanding at end of period (000's omitted)................      --

Subaccount                                                                     2004
----------                                                                    -------
Janus Aspen Worldwide Growth Subaccount
   Accumulation unit value at beginning of period*........................... $25.033
   Accumulation unit value at end of period.................................. $25.983
   Number of accumulation units outstanding at end of period (000's omitted).      --
Janus Aspen Mid Cap Value Subaccount
   Accumulation unit value at beginning of period*........................... $13.775
   Accumulation unit value at end of period.................................. $15.430
   Number of accumulation units outstanding at end of period (000's omitted).     ___
Janus Aspen Small Company Value Subaccount
   Accumulation unit value at beginning of period*........................... $13.255
   Accumulation unit value at end of period.................................. $15.528
   Number of accumulation units outstanding at end of period (000's omitted).      --
Oppenheimer Aggressive Growth Subaccount
   Accumulation unit value at beginning of period*........................... $12.601
   Accumulation unit value at end of period.................................. $14.038
   Number of accumulation units outstanding at end of period (000's omitted).      --
Oppenheimer Capital Appreciation Subaccount
   Accumulation unit value at beginning of period*........................... $12.128
   Accumulation unit value at end of period.................................. $12.853
   Number of accumulation units outstanding at end of period (000's omitted).      --
Oppenheimer Global Securities Subaccount
   Accumulation unit value at beginning of period*........................... $14.324
   Accumulation unit value at end of period.................................. $16.463
   Number of accumulation units outstanding at end of period (000's omitted).       0
Oppenheimer High Income Subaccount
   Accumulation unit value at beginning of period*........................... $11.122
   Accumulation unit value at end of period.................................. $11.781
   Number of accumulation units outstanding at end of period (000's omitted).       1
Oppenheimer Main Street Subaccount
   Accumulation unit value at beginning of period*........................... $12.074
   Accumulation unit value at end of period.................................. $12.927
   Number of accumulation units outstanding at end of period (000's omitted).      --
Oppenheimer Main Street Small Cap Subaccount
   Accumulation unit value at beginning of period*........................... $13.712
   Accumulation unit value at end of period.................................. $16.001
   Number of accumulation units outstanding at end of period (000's omitted).      --
Oppenheimer Strategic Bond Subaccount
   Accumulation unit value at beginning of period*........................... $10.718
   Accumulation unit value at end of period.................................. $11.478
   Number of accumulation units outstanding at end of period (000's omitted).      --

--------
 * Commencement of Offering on May 3, 2004.

                  CILAAC, THE SEPARATE ACCOUNT AND THE FUNDS

Chase Insurance Life and Annuity Company

   We are a stock life insurance company organized in 1947 under the laws of the State of Illinois. Our offices are located at 2500 Westfield Drive, Elgin, IL 60123-7836. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. In addition to the Contracts, we offer other variable contracts with different benefits, costs and funding vehicles. We are a wholly-owned subsidiary of Banc One Insurance Holdings, Inc. ("BOIH"), a nonoperating holding company. BOIH is a wholly-owned subsidiary of JPMorgan Chase & Co.

   Chase Insurance Life and Annuity Company was formerly known as Federal Kemper Life Assurance Company ("FKLA"). FKLA changed its name to Chase Insurance Life and Annuity Company effective November 1, 2004.

The Separate Account

   We established the Chase Variable Annuity Separate Account on May 23, 2003 pursuant to Illinois law. The Separate Account was formerly known as the FKLA Variable Annuity Separate Account. The SEC does not supervise the management, investment practices or policies of the Separate Account or CILAAC.

   Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.

   Fifty-five Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Funds or Portfolios. We may add or delete Subaccounts in the future. Not all Subaccounts may be available in all jurisdictions, under all Contracts or in all retirement plans.

   The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as you request. All dividends and capital gains distributions received by the Separate Account from a Portfolio are reinvested in that Portfolio at net asset value and retained as assets of the corresponding Subaccount.

The Funds

   The Separate Account invests in shares of the following Funds:

      .  AIM Variable Insurance Funds

      .  The Alger American Fund

      .  American Century Variable Portfolios, Inc.

      .  Dreyfus Investment Portfolios

      .  The Dreyfus Socially Responsible Growth Fund, Inc.

      .  Dreyfus Variable Investment Fund

      .  Fidelity Variable Insurance Products Funds

      .  Franklin Templeton Variable Insurance Products Trust

      .  JPMorgan Investment Trust (formerly One Group Investment Trust)

      .  J.P. Morgan Series Trust II

      .  Janus Aspen Series

      .  Oppenheimer Variable Account Funds

   The Funds provide investment vehicles for variable life insurance and variable annuity contracts. Shares of the Funds are sold only to insurance company separate accounts and qualified retirement plans. Shares of the Funds may be sold to separate accounts of other insurance companies, whether or not affiliated with us. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with us, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, we do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. The Funds monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that the Funds' responses to any of those events insufficiently protects Owners, we will take appropriate action.

   The Funds may consist of separate Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

   The 55 Portfolios or Funds are summarized below:

AIM Variable Insurance Funds

   AIM V.I. Financial Services Fund (formerly INVESCO VIF-Financial Services
Fund) seeks capital growth.

   AIM V.I. Health Sciences Fund (formerly INVESCO VIF-Health Sciences Fund) seeks capital growth.

   AIM V.I. Real Estate Fund seeks high total return.

   AIM V.I. Utilities Fund (formerly INVESCO VIF-Utilities Fund) seeks capital growth and current income.

The Alger American Fund

   Alger American Growth Portfolio seeks long-term capital appreciation.

   Alger American MidCap Growth Portfolio seeks long-term capital appreciation.

   Alger American Small Capitalization Portfolio seeks long-term capital appreciation.

American Century Variable Portfolios, Inc.

   American Century VP Income & Growth Fund seeks capital growth by investing in common stocks. Income is a secondary objective.

   American Century VP Large Company Value Fund seeks long-term capital growth. Income is a secondary objective.

   American Century VP Value Fund seeks long-term capital growth. Income is a secondary objective.

Dreyfus Investment Portfolios

   Dreyfus IP MidCap Stock Portfolio seeks investment results that are greater than the total return performance of medium-size domestic companies in the aggregate as represented by the Standard and Poor's MidCap 400(R) Index.*

   Dreyfus IP Technology Growth Portfolio seeks capital appreciation. To pursue this goal, the Portfolio normally invests at least 80% of its assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation.

The Dreyfus Socially Responsible Growth Fund, Inc.

   The Fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the Fund, under normal circumstances, invests at least 80% of its assets in the common stocks of companies that, in the opinion of the Fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Dreyfus Variable Investment Fund

   Dreyfus VIF Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.**

Fidelity Variable Insurance Products Funds

   Fidelity VIP Contrafund(R) Portfolio (Initial Class Shares) seeks long-term capital appreciation.

   Fidelity VIP Equity-Income Portfolio (Initial Class Shares) seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P(R) 500.

   Fidelity VIP Growth Portfolio (Initial Class Shares) seeks capital appreciation.

   Fidelity VIP Index 500 Portfolio (Service Class 2 Shares) seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P(R) 500.

   Fidelity VIP Mid Cap Portfolio (Initial Class Shares) seeks long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust

   Franklin Global Communications Securities Fund seeks capital appreciation and current income.

   Franklin Growth and Income Securities Fund seeks capital appreciation with current income as a secondary goal.

   Franklin Rising Dividends Securities Fund seeks long-term capital appreciation, with preservation of capital as an important consideration.

   Franklin Small Cap Value Securities Fund seeks long-term total return.

   Franklin Strategic Income Securities Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective.

   Franklin U.S. Government Fund seeks income.

   Franklin Zero Coupon Fund 2010 seeks as high an investment return as is consistent with capital preservation.

   Mutual Discovery Securities Fund seeks capital appreciation.

   Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal.

   Templeton Developing Markets Securities Fund seeks long-term capital appreciation.

   Templeton Global Asset Allocation Fund seeks high total return.

JPMorgan Investment Trust (formerly One Group Investment Trust)

   JPMorgan Investment Trust Bond Portfolio (formerly One Group Investment Trust Bond Portfolio) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

   JPMorgan Investment Trust Government Bond Portfolio (formerly One Group Investment Trust Government Bond Portfolio) seeks a high level of current income with liquidity and safety of principal.

   JPMorgan Investment Trust Balanced Portfolio (formerly One Group Investment Trust Balanced Portfolio) seeks to provide total return while preserving capital.

   JPMorgan Investment Trust Large Cap Growth Portfolio (formerly One Group Investment Trust Large Cap Growth Portfolio) seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

   JPMorgan Investment Trust Equity Index Portfolio (formerly One Group Investment Trust Equity Index Portfolio) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

   JPMorgan Investment Trust Diversified Equity Portfolio (formerly One Group Investment Trust Diversified Equity Portfolio) seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income.

   JPMorgan Investment Trust Mid Cap Growth Portfolio (formerly One Group Investment Trust Mid Cap Growth Portfolio) seeks growth of capital and secondarily, current income by investing primarily in equity securities.

   JPMorgan Investment Trust Diversified Mid Cap Portfolio (formerly One Group Investment Trust Diversified Mid Cap Portfolio) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

   JPMorgan Investment Trust Mid Cap Value Portfolio (formerly One Group Investment Trust Mid Cap Value Portfolio) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

J.P. Morgan Series Trust II

   JPMorgan International Equity Portfolio seeks to provide high total return from a portfolio of equity securities of foreign companies.

   JPMorgan Mid Cap Value Portfolio seeks to provide growth from capital appreciation.

   JPMorgan Small Company Portfolio seeks to provide high total return from a portfolio of small company stocks.

Janus Aspen Series

   Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

   Janus Aspen Large Cap Growth Portfolio (formerly Janus Aspen Growth Portfolio) seeks long-term growth of capital in a manner consistent with the preservation of capital.

   Janus Aspen Mid Cap Growth Portfolio seeks long-term growth of capital.

   Janus Aspen Mid Cap Value Portfolio seeks capital appreciation.

   Janus Aspen Small Company Value Portfolio seeks capital appreciation.

   Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

Oppenheimer Variable Account Funds

   Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in "growth type" companies.

   Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation.

   Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation.

   Oppenheimer High Income Fund/VA seeks a high level of current income.

   Oppenheimer Main Street Fund(R)/VA seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

   Oppenheimer Main Street Small Cap Fund(R)/VA seeks capital appreciation.

   Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities.
--------
 *"Standard & Poor's(R)," "S&P(R)" and "S&P MidCap 400(R)" are trademarks of
  The McGraw-Hill Companies, Inc. The Dreyfus Corporation has been licensed to use such trademarks, as applicable. The Dreyfus I.P. MidCap Stock Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's(R), and Standard & Poor's(R) makes no representation regarding the advisability of investing in the Portfolio. Additional information may be found in the Portfolio's Statement of Additional Information.

**Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

                               -----------------

   The Funds and Portfolios may not achieve their stated objectives. More detailed information, including a description of risks involved in investing in the Portfolios, is found in the Funds' prospectuses accompanying this Prospectus, and statements of additional information available from us upon request.

   AIM Advisors, Inc. is the investment adviser for the available Portfolios of AIM Variable Insurance Funds, INVESCO Institutional (N.A.), Inc. is the sub-adviser for the AIM V.I. Real Estate Fund.

   Fred Alger Management, Inc. serves as the investment adviser for the available Portfolios of The Alger American Fund.

   American Century Investment Management, Inc. is the investment adviser for the available Portfolios of the American Century Variable Portfolios, Inc.

   The Dreyfus Corporation serves as the investment adviser for the available Portfolios of the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc. and the available Portfolios of the Dreyfus Variable Investment Fund.

   Fidelity Management & Research Company is the investment adviser for the available Portfolios of the Fidelity Variable Insurance Products Funds. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) in London, England, Fidelity Management & Research (Far East), Fidelity Investments Japan Limited
(FIJ), in Tokyo, Japan and FMR Co., Inc. (FMRC) serve as the sub-advisers for the Fidelity VIP Contrafund(R) Portfolio. FMRC serves as the sub-adviser for the Fidelity VIP Equity-Income Fund and the Fidelity VIP Growth Fund. Geode Capital Management, LLC serves as the sub-adviser for the Fidelity VIP Index 500 Fund.

   Franklin Advisory Services, LLC is the investment adviser for the Franklin Rising Dividends Securities Fund and the Franklin Small Cap Value Securities Fund. Franklin Advisers, Inc. is the investment adviser for the Franklin Global Communications Securities Fund, the Franklin Strategic Income Securities Fund, the Franklin U.S. Government Fund, the Franklin Growth and Income Securities Fund and the Franklin Zero Coupon Fund 2010. Franklin Mutual Advisers, LLC is the investment adviser for the Mutual Discovery Securities Fund and the Mutual Shares Securities Fund. Templeton Asset Management Ltd. is the investment adviser for the Templeton Developing Markets Securities Fund. Templeton Investment Council, LLC is the investment advisor for the Templeton Global Asset Allocation Fund.

   JPMorgan Investment Advisors Inc. is the investment adviser for the available Portfolios of the JPMorgan Investment Trust (formerly One Group Investment Trust).

   J.P. Morgan Investment Management Inc. is the investment adviser for the available Portfolios of the J.P. Morgan Series Trust II.

   Janus Capital Management LLC is the investment adviser for the available Portfolios of the Janus Aspen Series.

   Oppenheimer Funds, Inc. is the investment manager for the available Portfolios of the Oppenheimer Variable Account Funds.

   The investment advisers are paid fees for their services by the Funds they manage. We may receive compensation from the investment advisers of the Funds for services related to the Funds. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangements. Such compensation typically is a percentage of Separate Account assets invested in the relevant Fund and generally may range up to 0.30% annually of net assets. We may also receive Rule 12b-1 fees directly from the Funds for providing services related to shares of Portfolios offered in connection with a Rule 12b-1 plan.

Change of Investments

   We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We reserve the right to eliminate the shares of any of the Portfolios and to substitute shares of another portfolio or of another investment company, if the shares of a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares attributable to any shares held by a Subaccount without prior notice and the SEC's prior approval, if required. The Separate Account may purchase other securities for other series or classes of contracts, or may permit a conversion between series or classes of contracts on the basis of requests made by Owners.

   We may establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company. New subaccounts may be established when marketing needs or investment conditions warrant. New subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more subaccounts, transfer assets, or substitute one subaccount for another subaccount if marketing, tax, or investment conditions warrant. We will notify all Owners of these changes.

   If we deem it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be:

      . operated as a management company under the Investment Company Act of 1940 ("1940 Act");

      . deregistered under that Act in the event such registration is no longer required; or

      .  combined with our other separate accounts.

   To the extent permitted by law, we may transfer the assets of the Separate Account to another separate account or to the General Account.

                                 FIXED ACCOUNT

   Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the Securities Act of 1933 ("1933 Act"), and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account or the interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   Under the Fixed Account, we pay a fixed interest rate for stated periods. This Prospectus describes only the aspects of the Contract involving the Separate Account unless we refer to fixed accumulation and annuity elements.

   We guarantee that payments allocated to the Fixed Account earn a minimum fixed interest rate not less than the minimum rate allowed by state law. At our discretion, we may credit interest in excess of the minimum guaranteed rate. We reserve the right to change the amount of excess interest credited. We also reserve the right to declare different rates of excess interest depending upon when amounts are allocated or transferred to the Fixed Account. As a result, amounts at any time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time.

                                 THE CONTRACTS

A. GENERAL INFORMATION.

   The minimum initial Purchase Payment is $10,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. The minimum initial Purchase Payment is waived for Qualified Contracts that are part of an employer sponsored plan provided that scheduled periodic Purchase Payments of at least $100 will be made in connection with a salary reduction agreement. The minimum subsequent Purchase Payment is $100.

   The maximum total Purchase Payments that may be made under the Contract is $1,000,000. We will aggregate multiple Contracts you own for purposes of the $1,000,000 limitation. In addition, for Qualified Contracts, the maximum annual amount of Purchase Payments may be limited by the retirement plan funded by the Contract.

   The maximum amount of Purchase Payments that may be allocated to the Fixed Account in any Contract Year is $1,000,000 for Qualified Contracts and $100,000 for Non-Qualified Contracts. Purchase Payments that are made under a systematic investment program that has been approved by us are not subject to this limitation. However, we reserve the right to modify or terminate this provision and subject all Purchase Payments to the $100,000 limitation.

   We reserve the right to not allow allocation of any Purchase Payments to the Fixed Account if the Fixed Account interest rate applicable to such Purchase Payments would be less than or equal to 3%.

   We reserve the right to waive or modify any Purchase Payment limitation and to not accept any Purchase Payment. We may, at any time, amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.

   Generally, a bonus contract has higher expenses than a similar annuity without a bonus credit. You should consider the expenses along with the features and enhancements to be sure a bonus annuity meets your financial needs and goals. In certain circumstances you might be worse off due to a bonus credit.

   You may examine the Contract and return it for a refund during the "free look" period. The length of the free look period depends upon the state in which the Contract is issued. However, it will be at least 10 days from the date you receive the Contract. The amount of the refund depends on the state in which the Contract is issued. Generally, it will be an amount at least equal to the Contract Value, determined without consideration of the Purchase Payment Bonus, or any deduction for Records Maintenance Charges on the date we receive the returned Contract. If you return the Contract during the free look period you will not receive the Purchase Payment Bonus nor will the amount you receive be affected by any gain or loss on the Purchase Payment Bonus before you return the Contract. Some states require the return of the Purchase Payment. In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities.

   You designate the beneficiary. During the Accumulation Period and prior to the death of an Owner, you may change a Beneficiary at any time by signing our form. After the Annuity Date, the Beneficiary may be changed prior to the death of an Owner or the Annuitant. However, in the case of joint owners, the surviving joint owner is automatically the primary beneficiary and cannot be changed. No Beneficiary change is binding on us until we receive it. We assume no responsibility for the validity of a Beneficiary change. If you die, and no designated Beneficiary or contingent Beneficiary is alive at that time, we will pay your estate.

   Amounts payable during the Annuity Period may not be assigned. In addition, to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the payee's debts or obligations.

   Under a Qualified Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Contract may not be assigned.

   The Annuitant is shown in the Contract Schedule. Prior to the Annuity Date, an Annuitant may be replaced or added unless the Owner is a non-natural person. Any replacement or additional Annuitant must not have attained age 81 prior to the date the Contract was issued. There must be at least one Annuitant at all times. If the Annuitant dies, the youngest Owner will become the new Annuitant unless there is a surviving joint Annuitant or a new Annuitant is otherwise named. If an Annuitant, who is not an Owner, dies prior to the Annuity Date, a death benefit is not paid unless the Owner is a non-natural person. If joint Annuitants are designated, the survivor will become the Annuitant if one of the joint Annuitants dies before the Annuity Date, unless the Owner is a non-natural person. Joint Annuitants are only permitted in Non-Qualified Contracts.

B. PURCHASE PAYMENT BONUS.

   This is a bonus Contract. This means that your Purchase Payments may be increased by the Purchase Payment Bonus ("PPB"). It is important to remember that this Contract is a long-term investment. Consider your need to make withdrawals from or terminate the Contract in the short-term as your expenses can outweigh the benefits of the PPB offered.

   We also offer variable annuity contracts that do not provide a PPB and, therefore, have lower fees. You should carefully consider whether the Contract is the best variable annuity for you. Generally the Contract is most suited for those who intend to hold it for a relatively long time. We use a portion of the mortality and expense risk charges and the Withdrawal Charge to help recover the cost of providing the PPB under the Contract. We expect to make a profit from these charges. Under certain circumstances (such as a period of poor market performance) the cost associated with the PPB may exceed the sum of the PPB and any related earnings. You should consider this possibility before purchasing the Contract.

   The PPB currently is 4%. The PPB offered at Contract issue is guaranteed for as long as you own the Contract. No PPB is applied after 15 Contract Years. The PPB is not considered to be an "investment in the contract" for income tax purposes. (See "Federal Income Taxes.")

C. LIMITATIONS ON YOUR PURCHASE PAYMENT BONUS.

   There are important limitations on your PPB. These limitations are:

      . You will not receive the PPB if you return the Contract during the free look period. We assume all investment risk on the forfeited PPB.

      . You will not receive the PPB on Purchase Payments we receive after the Contract's 15th Contract Anniversary.

      . We reserve the right to not increase a Purchase Payment by the Purchase Payment Bonus if at the time the Purchase Payment is made, the sum of partial withdrawals and loans made under the contract exceeds the sum of Purchase Payments and loan repayments.

D. APPLICATION OF PURCHASE PAYMENTS.

   You allocate your Purchase Payments to the Subaccount(s) and/or the Fixed Account. Your PPB will be allocated ratably pursuant to your Purchase Payment allocation. Each Purchase Payment allocated to a Subaccount purchases a number of Accumulation Units, determined by the Accumulation Unit value as computed after we receive the Purchase Payment. Generally, we determine the value of an Accumulation Unit as of 3:00 p.m. Central time on each day that the New York Stock Exchange is open for trading. Purchase Payments allocated to the Fixed Account begin earning interest one day after we receive them. With respect to initial Purchase Payments, the amount is credited no later than 2 business days after the application for the Contract is complete. After the initial purchase, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount's Accumulation Unit value, as computed after we receive the Purchase Payment.

   The number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount, other than the Records Maintenance Charge. The number of Accumulation Units is reduced when the Records Maintenance Charge is assessed. (See "Records Maintenance Charge" below).

   If we are not provided with information sufficient to establish a Contract or to properly credit the initial Purchase Payment, we will promptly request the necessary information. If the requested information is not furnished within 5 business days after we receive the initial Purchase Payment, or if we determine that we cannot issue the Contract within the 5 day period, we will return the initial Purchase Payment to you, unless you consent to our retaining the Purchase Payment until the application is completed.

   Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

E. ACCUMULATION UNIT VALUE.

   Each Subaccount has an Accumulation Unit value for each combination of asset based charges. When Purchase Payments or other amounts are allocated to a Subaccount, the number of units credited is based on the Subaccount's Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are canceled in a similar manner.

   The Accumulation Unit value for each subsequent Valuation Period is the relevant investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period. The Accumulation Unit values for each Valuation Period are applied to each day in the Valuation Period.

   Each Subaccount has its own investment experience factor for each combination of asset based charges. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

   The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

   (a divided by b) minus c, where:

      (a) is:

      . the net asset value per share of the Portfolio held in the Subaccount as of the end of the current Valuation Period; plus

      . the per share amount of any dividend or capital gain distributions made by the Portfolio held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

      . a charge or credit for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;

      (b) is the net asset value per share of the Portfolio held in the Subaccount as of the end of the preceding Valuation Period;

      (c) is the factor representing asset-based charges (the mortality and expense risk and administration charges plus any applicable charges for optional death benefits).

F. CONTRACT VALUE.

   On any Valuation Date, Contract Value equals the total of:

      .  the number of Accumulation Units credited to each Subaccount, times

      . the value of a corresponding Accumulation Unit for each Subaccount, plus

      .  your Fixed Account Contract Value.

G. TRANSFERS DURING THE ACCUMULATION PERIOD.

   During the Accumulation Period, you may transfer your Contract Value among the Subaccounts and the Fixed Account, subject to the following provisions:

      . the minimum amount which may be transferred is $100 for each Subaccount and Fixed Account or, if smaller, the remaining value in the Subaccount or Fixed Account;

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      .  no partial transfer will be made if the remaining Contract Value of the Fixed Account or any Subaccount will be less than $100, unless the transfer will eliminate your interest in the applicable account;

      . no transfer may be made within seven calendar days of the date on which the first annuity payment is due;

      . total transfers out of the Fixed Account in any Contract Year may not exceed 25% of the value of the Fixed Account as of the prior Contract anniversary or, in the case of transfers in the first Contract Year, the issue date. Transfers made under a systematic investment program approved by us are not currently subject to this limitation, but we reserve the right to impose this or a modified limitation on such transfers in the future. The entire Fixed Account Contract Value may be transferred if a transfer out of the Fixed Account would otherwise result in a Fixed Account Contract Value less than $5,000;

      . a transfer out of the Fixed Account is limited to the amount which exceeds Debt and any Withdrawal Charge applicable to the Fixed Account Contract Value;

      . total transfers into the Fixed Account in any Contract Year, that would be credited a current interest rate of 3% or less, may not exceed 25% of the Contract Value as of the prior Contract anniversary or, in the case of transfers in the first Contract Year, the issue date. Transfers made under a systematic investment program approved by us are not currently subject to this limitation but we reserve the right to impose this or a modified limitation on such transfers in the future;

      . we reserve the right to not allow any transfer into the Fixed Account if the Fixed Account interest rate applicable to such transfer would be less than or equal to 3%;

      . we reserve the right to restrict transfers for a period of 15 days after each transfer in excess of 12 in a Contract Year. Any transfer request received during such a period will not be processed unless resubmitted and received after the 15-day period;

      . we reserve the right to charge $10 for each transfer in excess of 12 in a Contract Year.

   If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the third party's instructions. However, we take no responsibility for any third party asset allocation or investment advisory service or program. We may suspend, limit or cancel acceptance of a third party's instructions at any time and may restrict the investment options available for transfer under third party authorizations.

   We make transfers pursuant to written or telephone instructions specifying in detail the requested changes. Transfers involving a Subaccount are based upon the Accumulation Unit values, as calculated after we receive transfer instructions. We disclaim all liability if we follow in good faith instructions given in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, you bear the risk of loss in the event of a fraudulent telephone transfer.

   The following transfers must be requested through standard United States mail:

      .  transfers in excess of $250,000 per Contract, per day, and

      . transfers into and out of the Janus Aspen Worldwide Growth, JPMorgan International Equity, Mutual Discovery Securities, Oppenheimer Global Securities and Templeton Developing Markets Securities Subaccounts in excess of $50,000 per Contract, per day.

These administrative procedures have been adopted under the Contract to protect the interests of the Contract Owners from the adverse effects of frequent and large transfers into and out of variable annuity Subaccounts that can adversely affect the investment management of the underlying Portfolios.

   We may suspend, modify or terminate the transfer provisions. If you submit a request for a transfer that is no longer permitted, we will notify you in writing that the transaction is not permissible.

   Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

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H. MARKET TIMING.

   The Contract is not designed for organizations or individuals engaged in market timing strategies in response to short-term fluctuations in the market, involving frequent transfers, transfers into and out of a Subaccount over a short period of time, or transfers representing a substantial percentage of the assets of any Subaccount. You should not purchase the Contract if you intend to engage in such market timing strategies. Market timing strategies may be disruptive to the management of the underlying Portfolios in which the Subaccounts invest and therefore, may be detrimental to Contract Owners by increasing costs, reducing performance, and diluting the value of interests in the underlying Portfolio.

   We maintain policies and procedures in an effort to control disruptive market timing activity. We do not exempt any persons or class of persons from these policies. We require that transfers in excess of $250,000 per Contract, per day, and transfers into or out of specified Subaccounts in excess of $50,000 per Contract, per day, as described in the Transfers During the Accumulation Period section, above, must be requested through standard United States mail. In addition, we monitor trading activity in order to identify market timing strategies. If we identify suspicious transfer activity, we advise the Contract Owner in writing that we are monitoring their transfer activity and will impose restrictions if we identify a pattern of disruptive transfer activity. If a pattern of disruptive transfer activity is identified as a result of the continued monitoring, we will notify the Contract Owner in writing that all future transfers must be requested through standard United States mail.

   If we identify market timing strategies that we believe to be detrimental to Contract Owners that are not addressed by the above procedures, we will take one or more of the following actions against Contract Owners that have been identified as engaging in disruptive transfer activity and we may establish these limitations for all Contract Owners:

      .  Termination of transfer privileges;

      . Universal termination of telephone or electronic transfer privileges (for all Contract Owners);

      .  Requiring a minimum time between transfers;

      .  Limiting the total number of transfers;

      .  Limiting the dollar amount that may be transferred at one time;

      .  Refusing any transfer request; and

      . Not accepting transfer requests of someone acting on behalf of more than one Owner (in which case, we will notify the person making the request by telephone or in writing of our decision not to accept the transfer requests).

   We review our policies and procedures from time to time and will change them or explore other actions if we discover that existing procedures fail to adequately curtail market timing activities. The actions we take will be based on our policies and procedures then in effect and will be applied uniformly among Contract Owners.

   Although we will monitor transfer activity and as appropriate impose restrictions as described above, there is no assurance that we will be able to identify and curtail all potentially disruptive market timing activity. As a result, to the extent that we do not detect disruptive market timing or the restriction we impose fails to curtail it, it is possible that a market timer may be able to make additional disruptive market timing transactions with the result that the management of the underlying Portfolios in which the Subaccounts invest may be disrupted and Contract Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolio.

I. WITHDRAWALS DURING THE ACCUMULATION PERIOD.

   You may redeem some or all of the Contract Value minus Debt and Withdrawal Charges. Withdrawals will have tax consequences. (See "Federal Income Taxes.") A withdrawal of the entire Contract Value is called a surrender. Your ability to surrender may be limited by the terms of a qualified plan. (See "Federal Income Taxes.")

   In any Contract Year, you may make a partial withdrawal, subject to the following:

      . the partial withdrawal must be at least $500 or the value that remains in the Fixed Account or Subaccount, if smaller,

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

      . at least $100 must remain in a Subaccount after a withdrawal unless the account is eliminated by the withdrawal,

      . at least $100, plus Debt and any Withdrawal Charge attributable to the Fixed Account Contract Value must remain in the Fixed Account after a withdrawal unless the Fixed Account is eliminated by the withdrawal,

      . at least $500 of Contract Value plus Debt must remain in the Contract after the withdrawal or the withdrawal will be treated as a full surrender, and

      . direct transfers, rollovers, and exchanges are not permitted if there is an outstanding loan,

      . withdrawals will first reduce Purchase Payments in the chronological order in which they were received and then reduce any earnings.

   If Contract Value is allocated to more than one Allocation Option, you must specify the source of the partial withdrawal. If you do not specify the source, we (1) cancel Accumulation Units on a pro rata basis from all Subaccounts in which you have an interest, and (2) redeem ratably from the Fixed Account.

   Election to withdraw shall be made in writing to Chase Insurance Life and Annuity Company, Contact Center, 2500 Westfield Drive, Elgin, IL 60123-7836 and should be accompanied by the Contract if surrender is requested. Withdrawal requests are processed only on days when the New York Stock Exchange is open. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values, as calculated after we receive the request. The Withdrawal Value attributable to the Subaccounts is paid within 7 days after we receive the request. However, we may suspend withdrawals or delay payment:

      .  during any period when the New York Stock Exchange is closed,

      . when trading in a Portfolio is restricted or the SEC determines that an emergency exists, or

      .  as the SEC by order may permit.

   For withdrawal requests from the Fixed Account, we may defer any payment for up to six months, as permitted by state law. During the deferral period, we will continue to credit interest at the current applicable interest rates.

   A participant in the Texas Optional Retirement System ("ORP") must obtain a certificate of termination from the participant's employer before the Contract can be redeemed. The Attorney General of Texas has ruled that participants in the ORP may redeem their interest in a Contract issued pursuant to the ORP only upon termination of employment in Texas public institutions of higher education, or upon retirement, death or total disability. In those states adopting similar requirements for optional retirement programs, we will follow similar procedures.

   Withdrawals will reduce the death benefit in the proportion that the withdrawal, plus withdrawal charges, bears to the Contract Value. For example, if the death benefit is $100,000 and the Contract Value is $80,000, and a withdrawal, including withdrawal charges, of $20,000 is taken, the death benefit is then reduced to $75,000 as shown below.

      .  $20,000/$80,000 = 25% ratio of withdrawal to Contract Value;

      .  $100,000 X 25% = $25,000 of death benefit reduction; and

      .  $100,000 death benefit--$25,000 = $75,000 remaining death benefit.

J. DEATH BENEFITS.

Standard Death Benefit

   If you have not elected an Optional Enhanced Death Benefit rider, we will pay a death benefit if an Owner dies before the Annuity Date. If death occurs prior to the oldest Owner's 75th birthday, the death benefit will be the greater of:

      .  the Contract Value less Debt, and

      . the total amount of Purchase Payments, minus both Debt and the aggregate dollar amount of all adjustments for withdrawals.

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   If death occurs on or after the oldest owner's 75th birthday, the death benefit is the Contract Value minus Debt.

   The adjustment for withdrawals described above is a dollar amount determined for each withdrawal which is equal to (1) divided by (2), with the result multiplied by (3), where:

      (1) is the amount of the withdrawal and withdrawal charges,

      (2) is the Contract Value immediately prior to the withdrawal, and

      (3) is the value of the death benefit immediately prior to the withdrawal.

Optional Enhanced Death Benefit Riders

   There are two Optional Enhanced Death Benefit ("OEDB") riders available under the Contract, Chase Insurance Safeguard/SM/ and Chase Insurance Safeguard/SM/ Plus. We may discontinue the offering of the OEDB riders at any time. The OEDB riders may not be available in all states.

   The calculation of benefits under the OEDB riders changes after you attain age 81 and certain accruals of benefits cease after that age. Therefore, the OEDB riders may not be appropriate depending on your proximity to age 81. Prior to electing an OEDB rider, you should carefully consider the benefits available based on your age.

   The investment options under the Contract are categorized as "Class 1 Accumulation Options" or "Class 2 Accumulation Options" solely for purposes of calculating the benefits and charges attributable to the OEDB. The Class 1 Accumulation Options are the Fixed Account and the Dreyfus VIF Money Market Subaccount. All other options are Class 2 Accumulation Options.

   You may elect an OEDB rider only on the initial Contract application. You cannot elect an OEDB rider after the date we issue the Contract.

   If you elect an OEDB rider, the death benefit paid upon the death of an Owner will be based on the option you selected.

Chase Insurance Safeguard/SM/

   Chase Insurance Safeguard/SM/ may be elected only if the oldest Owner is age 80 or younger at the date of application. The current charge for Chase Insurance Safeguard/SM/ is 0.20% of applicable Contract Value. (See "Contract Charges and Expenses.")

   If you elect Chase Insurance Safeguard/SM/, the death benefit will be equal to the greatest of the following, less Debt:

      (1) Contract Value;

      (2) the Purchase Payment Death Benefit, described below; and

      (3) the Step-Up Death Benefit, described below.

Chase Insurance Safeguard/SM/ Plus

   Chase Insurance Safeguard/SM/ Plus may be elected only if the oldest Owner is age 75 or younger at the date of application. The current charge for Chase Insurance Safeguard/SM/ Plus is 0.35% of applicable Contract Value. (See "Contract Charges and Expenses").

   If you elect Chase Insurance Safeguard/SM/ Plus, the death benefit will be equal to the greatest of the following, less Debt:

      (1) Contract Value;

      (2) the Purchase Payment Death Benefit, described below;

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      (3) the Step-Up Death Benefit, described below; and

      (4) the Roll-Up Death Benefit, described below.

   The Purchase Payment Death Benefit for the Contract is equal to:

      .  the sum of all Purchase Payments,

      .  decreased by any premium taxes, and

      .  decreased by any adjustments for withdrawals, described below.

   The Step-Up Death Benefit on the Issue Date is equal to the initial Purchase Payment less premium taxes. On each subsequent Contract Anniversary, prior to the oldest Owner's 81st birthday, the Step-Up Death Benefit equals the greater of (1) and (2) below. On all other Valuation Dates the Step-Up Death Benefit is equal to (2) below.

      (1) Contract Value; or

      (2) The Step-Up Death Benefit on the prior Contract Anniversary plus:

          a) any Purchase Payments less premium taxes since the prior Contract Anniversary; and less:

          b) the amount of all adjustments for withdrawals since the prior Contract Anniversary.

   The Roll-Up Death Benefit is equal to the sum of the Roll-Up Death Benefit for Class 1 Accumulation Options and the Roll-Up Death Benefit for Class 2 Accumulation Options.

   The Roll-Up Death Benefit for Class 1 Accumulation Options on the Issue Date is equal to the initial Purchase Payment less premium taxes allocated to the Class 1 Accumulation Options. On each subsequent Valuation Date, the Roll-Up Death Benefit for Class 1 Accumulation Options is adjusted by adding to the prior value:

      (1) any subsequent Purchase Payments less premium taxes allocated to the Class 1 Accumulation Options, and

      (2) any adjustments for transfers to Class 1 Accumulation Options, and subtracting:

      (3) any adjustments for transfers from Class 1 Accumulation Options, and

      (4) the amount of any adjustment for withdrawals from the Class 1 Accumulation Options.

   The Roll-Up Death Benefit for Class 2 Accumulation Options on the Issue Date is equal to the initial Purchase Payment less premium taxes allocated to the Class 2 Accumulation Options. On each subsequent Valuation Date, the Roll-Up Death Benefit for Class 2 Accumulation Options is adjusted by adding to the prior value:

      (1) interest at 5% per annum on the Roll-Up Death Benefit for Class 2 Accumulation Options, provided, however, that interest is not credited after the oldest Owner's 80th birthday or whenever the Roll-Up Death Benefit equals or exceeds twice the amount of the Purchase Payment Death Benefit, and

      (2) any subsequent Purchase Payments less premium taxes allocated to the Class 2 Accumulation Options, and

      (3) any adjustments for transfers to Class 2 Accumulation Options, and subtracting:

      (4) any adjustments for transfers from Class 2 Accumulation Options, and

      (5) the amount of any adjustment for withdrawals from the Class 2 Accumulation Options.

Adjustments for Withdrawals (Purchase Payment Death Benefit and Step-Up Death Benefit)

   Withdrawals and withdrawal charges will reduce the Purchase Payment Death Benefit and the Step-Up Death Benefit on a pro rata basis. (See "Withdrawals During the Accumulation Period.") For each withdrawal, we make an adjustment equal to (1) divided by (2), with the result multiplied by (3), where:

      (1) is the withdrawal and withdrawal charge amount,

      (2) is the Contract Value immediately prior to the withdrawal, and

      (3) is the value of the death benefit immediately prior to the withdrawal.

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Adjustments for Transfers and Withdrawals (Roll-Up Death Benefit)

   Transfers from Class 1 Accumulation Options to Class 2 Accumulation Options will reduce the Roll-Up Death Benefit for Class 1 Accumulation Options on a pro rata basis. The resulting increase in the Roll-Up Death Benefit for the Class 2 Accumulation Options is equal to the reduction in the Roll-Up Death Benefit for the Class 1 Accumulation Options.

   Transfers from Class 2 Accumulation Options to Class 1 Accumulation Options will reduce the Roll-Up Death Benefit for the Class 2 Accumulation Options on a pro rata basis. The resulting increase in the Roll-Up Death Benefit for Class 1 Accumulation Options is equal to the reduction in the Roll-Up Death Benefit for the Class 2 Accumulation Options.

   The adjustment for transfers and withdrawals from Class 1 Accumulation Options is equal to (1) divided by (2), with the result multiplied by (3), where:

      (1) is the withdrawal and withdrawal charge or transfer amount,

      (2) is the Contract Value allocated to the Class 1 Accumulation Options immediately prior to the withdrawal or transfer, and

      (3) is the value of the Roll-Up Death Benefit for the Class 1 Accumulation Options immediately prior to the withdrawal or transfer.

   The adjustment for transfers and withdrawals from Class 2 Accumulation Options is equal to (1) divided by (2), with the result multiplied by (3), where:

      (1) is the withdrawal and withdrawal charge or transfer amount,

      (2) is the Contract Value allocated to the Class 2 Accumulation Options immediately prior to the withdrawal or transfer, and

      (3) is the value of the Roll-Up Death Benefit for the Class 2 Accumulation Options immediately prior to the withdrawal or transfer.

   The calculation of the above adjustments is illustrated by the following examples. The examples assume a $100,000 Contract Value with $20,000 allocated to Class 1 Accumulation Options and $80,000 allocated to Class 2 Accumulation Options. The examples also assume the Roll-Up Death Benefit is $110,000 with $15,000 attributable to Class 1 Accumulation Options and $95,000 attributable to Class 2 Accumulation Options.

   Example 1

   If you withdraw $20,000 of Contract Value from Class 2 Accumulation Options (including withdrawal charges), the adjustment to the Roll-Up Death Benefit is $23,750, determined as follows: $20,000 divided by $80,000 multiplied by $95,000 = $23,750. Therefore, after the withdrawal, the Roll-Up Death Benefit is reduced to $86,250 ($110,000 - $23,750) with $15,000 attributable to Class 1 Accumulation Options and $71,250 ($95,000 - $23,750) attributable to Class 2 Accumulation Options.

   Example 2

   If you transfer $10,000 of Contract Value from Class 1 Accumulation Options to Class 2 Accumulation Options, the adjustments to the Roll-Up Death Benefit attributable to the Accumulation Options is $7,500, determined as follows:
$10,000 divided by $20,000 multiplied by $15,000 = $7,500. Therefore, after the transfer, the Roll-Up Death Benefit remains at $110,000 but the amount attributable to Class 1 Accumulation Options is decreased to $7,500 ($15,000 - $7,500) and the amount attributable to Class 2 Accumulation Options is increased to $102,500 ($95,000 + $7,500).

   The above information regarding the OEDB is a summary of the provisions contained in the rider to your Contract that will be issued if you elect an OEDB. You should consult the rider for additional details. The provisions of the rider are controlling.

   If the Owner is a non-natural person, the OEDB will be based on the age of the oldest Annuitant.

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Payment of Death Benefits

   The applicable death benefit will be paid to the designated Beneficiary if an Owner dies during the Accumulation Period. If a joint Owner dies during the Accumulation Period, a death benefit will be paid to the surviving joint Owner. If the Owner is not a natural person, we will pay the death benefit upon the death of an Annuitant during the Accumulation Period. We will pay the death benefit to the Beneficiary after we receive due proof of death. We will then have no further obligation under the Contract.

   We compute the applicable Contract Value under the death benefit at the end of the Valuation Period following our receipt of due proof of death, the return of the Contract and such other information we may require to process the death benefit. The proof may be a certified death certificate or any other written proof satisfactory to us. We compute the other applicable values under the death benefit as of the date of death.

   The death benefit may be paid in a lump sum. This sum may be deferred for up to five years from the date of death. Instead of a lump sum, the Beneficiary may elect to have the death benefit distributed as stated in Annuity Option 1 for a period not to exceed the Beneficiary's life expectancy; or Annuity Option 2 or 3 based upon the life expectancy of the Beneficiary as prescribed by federal tax regulations. The Beneficiary must make this choice within 60 days of the time we receive due proof of death, and distribution must commence within one year of the date of death. It may start later if permitted by federal regulations.

   If the Beneficiary is not a natural person, the Beneficiary must elect that the entire death benefit be distributed within five years of your death.

   If the Contract was issued as a Non-Qualified Plan Contract, an IRA or Roth IRA and your spouse is the only primary Beneficiary when you die, your surviving spouse may elect to be the successor Owner of the Contract by completing the spousal continuation section of the claim form submitted with due proof of your death. Your surviving spouse will become the Annuitant if no Annuitant is living at the time of your death. If your surviving spouse elects to become the successor Owner of the Contract on your death, thereby waiving claim to the death benefit otherwise payable, a death benefit will not be paid on your death. The Contract Value will be adjusted to equal the death benefit amount otherwise payable, subject to the following.

      . The Contract Value will be adjusted to equal the amount of the death benefit. The difference, if any, between the death benefit and the Contract Value one day prior to the date of continuance will be credited to the Dreyfus VIF Money Market Subaccount. The successor Owner may subsequently transfer this amount from the Dreyfus VIF Money Market Subaccount to other investment options under the Contract.

      . Upon the death of your surviving spouse before the Annuity Date, the amount of the death benefit payable will be determined as if: (1) the Contract was issued on the date of continuance; and (2) the Contract Value on the date of continuance resulted from receipt of an initial Purchase Payment in that amount.

      . Withdrawal charges, if any, will be limited to withdrawals of Purchase Payments made after the date of continuance.

      .  Any OEDB rider in effect will terminate as of the date of your death.

      . Your surviving spouse may elect any OEDB rider then offered by us. All such riders will be subject to the terms and conditions then in effect at the time of continuance, and all charges and benefits will be calculated as if the coverage was issued to the surviving spouse on the date of continuance and the Contract Value on the date of continuance resulted from receipt of an initial Purchase Payment in that amount.

      . Any subsequent spouse of the surviving spouse Beneficiary will not be entitled to continue the Contract upon the death of the surviving spouse Beneficiary.

K. LOANS.

   The Owner of a Contract issued as a tax sheltered annuity under Section 403(b) of the Internal Revenue Code ("Code") or with a qualified plan under Code Section 401, may request a loan (if permitted by the qualified plan) any time during the Accumulation Period. The requirements and limitations governing the availability of loans, including the maximum amount that a participant may take as a loan, are subject to the rules in the Code, IRS regulations, and our procedures in effect at the time a loan is made. In the case of loans

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made under Contracts which are subject to the Employee Retirement Income
Security Act ("ERISA"), additional requirements and limitations will apply such as those under the terms of the plan, Department of Labor regulations and ERISA. Because the rules governing loans under Code Section 403(b) contracts and ERISA qualified plans are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply. For loans subject to ERISA, you also may wish to consult your plan administrator.

   Federal tax law requires loans to be repaid in a certain manner and over a certain period of time. For example, loans generally are required to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of the plan participant), with repayments made at least quarterly and in substantially level amortized payments over the term of the loan. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

   Interest will be charged on your loan amount. If your Contract is not subject to ERISA, the interest rate is 5.50%. If your Contract is subject to ERISA, the interest rate is based on Moody's Corporate Bond Yield Average--Monthly Average Corporates (rounded to the nearest 0.25%). While a loan is outstanding, the value securing the loan will earn interest at the daily equivalent of the annual loan interest rate reduced by not more than 2.5%.

   If there is an outstanding loan balance when the Contract is surrendered or annuitized, or when a death benefit is paid, the amount payable will be reduced by the amount of the loan outstanding plus accrued interest. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the investment accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on amounts held in your loan account while your loan is unpaid, your Contract Value will not increase as rapidly as it would have if no loan were unpaid. If investment results are below that rate, your Contract Value will be greater than it would have been had no loan been outstanding.

L. AUTOMATIC ASSET REBALANCING.

   We currently offer Automatic Asset Rebalancing on a monthly, quarterly, semi-annual or annual basis. Contract Value held under the Dollar Cost Averaging program is not eligible for this option. There is currently no charge for this service.

                         CONTRACT CHARGES AND EXPENSES

   We deduct the following charges and expenses:

      .  mortality and expense risk charge,

      .  administration charge,

      .  optional death benefit charges,

      .  records maintenance charge,

      .  withdrawal charge,

      .  commutation charge,

      .  applicable premium taxes, and

      .  optional MIAA expense charge. (See "Asset Allocation Service.")

   We may receive compensation from the investment advisers of the Funds for services related to the Funds. (See "The Funds," page 20.)

   Subject to certain expense limitations, you indirectly bear investment management fees and other Fund expenses.

A. CHARGES AGAINST THE SEPARATE ACCOUNT.

1. Mortality and Expense Risk Charge.

   We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.00% per annum. Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur.

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

   The mortality risk we assume arises from two contractual obligations. First, the death benefit may, in some cases, be more than the amount payable upon surrender. (See "Death Benefit.") Second, when Annuity Options involving life contingencies are selected, we assume the risk that Annuitants will live beyond actuarial life expectancies.

   We also assume an expense risk. Actual expenses of administering the Contracts may exceed the amounts we recover from the Records Maintenance Charge or the administration expenses portion of the daily asset charge.

2. Administration Charge.

   We assess each Subaccount a daily asset charge for administrative expenses at a rate of 0.50% per annum. For new Contracts we reserve the right to increase this charge to a maximum of 0.70% per annum. After you have held the Contract for 15 Contract Years, the per annum administration expenses will be decreased by 0.25%. The administration expenses reimburse us for expenses incurred for administering the Contracts. These expenses include your inquiries, changes in allocations, reports to you, Contract maintenance costs, and data processing costs. The administration expenses cover the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of the particular Contract.

3. Optional Enhanced Death Benefit Charge.

   The annual charge for the Optional Enhanced Death Benefit rider is 0.20% of Contract Value if you elect Chase Insurance Safeguard/SM/ and 0.35% of Contract Value if you elect Chase Insurance Safeguard/SM/ Plus. The Optional Enhanced Death Benefit charge does not apply to Class 1 Accumulation Options. Currently, the Class 1 Accumulation Options are the Fixed Account and the Dreyfus VIF Money Market Subaccount.

B. RECORDS MAINTENANCE CHARGE.

   We will assess a quarterly Records Maintenance Charge during the Accumulation Period against each Contract which has participated in the Separate Account during the calendar quarter. The Records Maintenance Charge is:

      . $7.50 quarterly for Contracts with Contract Value under $25,000, on the date of assessment.

      . $3.75 quarterly for Contracts with Contract Value between $25,000 and $50,000, on the date of assessment.

      . No Records Maintenance Charge for Contracts with Contract Value of $50,000 or more, on the date of assessment.

   The Records Maintenance Charge is to reimburse us for expenses incurred in establishing and maintaining the records relating to a Contract's participation in the Separate Account. The Records Maintenance Charge will be assessed at the end of each calendar quarter, and upon surrender or annuitization, based on the Contract Value at that time, and will constitute a reduction in Contract Value.

   At any time the Records Maintenance Charge is assessed, the applicable charge will be assessed ratably against each Subaccount in which the Contract is participating and a number of Accumulation Units sufficient to equal the proper portion of the charge will be redeemed from such Subaccount. We reserve the right to deduct this charge from the Fixed Account.

C. WITHDRAWAL CHARGE.

   A Withdrawal Charge is imposed to reimburse us for Contract sales expense, including commissions and other distribution, promotion and acquisition expenses. A Withdrawal Charge is based upon Contribution Years. A Contribution Year is each Contract Year in which a Purchase Payment is made and each later year measured from the start of the Contract Year when the Purchase Payment was made. We do not impose the Withdrawal Charge on Purchase Payments made after 15 Contract Years.

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

   Each Contract Year you may withdraw, without Withdrawal Charge, 10% of the Contract Value, minus Debt. If you withdraw a larger amount, the excess withdrawn is subject to a Withdrawal Charge. The Withdrawal Charge applies in the first 8 Contribution Years as follows:

                   Contribution Year        Withdrawal Charge
                   -----------------        -----------------
                   First Year..............         8%
                   Second Year.............         8%
                   Third Year..............         7%
                   Fourth Year.............         6%
                   Fifth Year..............         5%
                   Sixth Year..............         4%
                   Seventh Year............         3%
                   Eighth Year.............         2%
                   Ninth Year and following         0%

   Purchase Payments are deemed surrendered in the order they were received.

   When a withdrawal is requested, you receive a check in the amount requested. If a Withdrawal Charge applies, Contract Value is reduced by the Withdrawal Charge and the dollar amount sent to you.

   Because Contribution Years are based upon the date each Purchase Payment is made, you may be subject to a Withdrawal Charge even though the Contract may have been issued many years earlier. (For additional details, see "Partial Withdrawals During the Accumulation Period.") For example:

      .  You make a $15,000 Purchase Payment in the first Contract Year.

      .  You make a $10,000 Purchase Payment in the fourth Contract year.

      . In the fifth Contract Year, the $15,000 Purchase Payment is in its fifth Contribution year and the $10,000 Purchase Payment is in its second Contribution Year.

   Currently, we anticipate Withdrawal Charges will not fully cover distribution expenses. Unrecovered distribution expenses may be recovered from our general assets. Those assets may include proceeds from the mortality and expense risk charge.

   Subject to certain exceptions and state approvals, withdrawal charges are not assessed on withdrawals:

      . after you have been confined in a skilled health care facility for at least 90 consecutive days and you remain confined at the time of the request;

      . within 45 days following your discharge from a skilled health care facility after a confinement of at least 90 days; or

      .  if you become disabled.

   The confinement or disability must begin prior to your 75th birthday and at least two years after the later of the Date of Issue or the date the waiver endorsement was added to your contract.

   "Disability" is defined as the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months.

   Restrictions and provisions related to the above withdrawal charge waiver are described in the Contract endorsement.

   The Withdrawal Charge also applies at annuitization to amounts attributable to Purchase Payments in their eighth Contribution Year or earlier. No Withdrawal Charge applies upon annuitization if you select Annuity Options 2, 3, 4 or 5, or if payments under Annuity Option 1 are scheduled to continue for at least 10 years. (See "The Annuity Period--Annuity Options" for a description of the Annuity Options available.)

   We may reduce or eliminate the Withdrawal Charge if we anticipate that we will incur lower sales expenses or perform fewer services because of economies due to characteristics including the size of a group, the average contribution per participant, or the use of mass enrollment procedures.

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

D. COMMUTATION CHARGE.

   The commutation charge applies during the Annuity Period. The charge equals the difference between the present value of any remaining payments in a certain period (as of the date of calculation) calculated using:

      A. For a Fixed Annuity Option, (i) a discount rate that is equal to the rate assumed in calculating the initial income payment and (ii) the greater of: (a) the ten year treasury constant maturity plus 3%; and (b) the rate used to determine the initial payment plus 2%, and

      B. For a Variable Annuity Option, (i) a discount rate that is equal to the assumed investment rate used to determine the initial payment and (ii) the assumed investment rate plus 2%.

   The commutation charge applies to the calculation of lump sum payments with respect to any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period and in the commutation of remaining payments under Annuity Option 1. The commutation charge reflects the use of a higher interest rate to determine the commutation amount than the interest rate used to determine the initial annuity payment.

E. INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES.

   Each Portfolio's net asset value may reflect the deduction of investment management fees, Rule 12b-1 fees and general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. (See "Summary of Expenses.") Further detail is provided in the prospectuses for the Portfolios and the Funds' statements of additional information.

F. STATE PREMIUM TAXES.

   Certain state and local governments impose a premium tax ranging from 0% to 3.50% of Purchase Payments. If we pay state premium taxes, we will deduct the amount paid from:

      .  Purchase Payments when we receive them,

      .  The Contract Value upon total withdrawal, or

      . The total Contract Value applied to an Annuity Option at the time annuity payments start.

   (See "Appendix--State Premium Tax Chart" in the Statement of Additional Information.)

G. MIAA EXPENSE CHARGE.

   The current annual charge for the MIAA program is 0.50% of the Contract Value allocated under the MIAA program. The MIAA annual charge deducted from your Contract is paid to PMG and is not a Contract charge retained by us. The annual charge may be increased for new Contracts up to a maximum of 1.00%. If the MIAA charge is increased, the higher charge will be applicable only to Contracts purchased on or after the effective date of the higher MIAA charge. The MIAA expense is paid by quarterly withdrawals from your Contract Value. The quarterly MIAA expense equals, with respect to the amount in each Subaccount covered by the MIAA program the average daily number of units in that Subaccount covered by the MIAA program, multiplied by the ending unit value for that Subaccount, plus amounts in the Fixed Account covered by the MIAA program, and multiplied by 0.125%. You will also be charged a MIAA initial set up fee of $30.

H. REDUCTION OR ELIMINATION OF CERTAIN CHARGES.

   Contracts may be available for purchase in certain group or sponsored arrangements that qualify for reductions or elimination of certain charges, the time periods in which such charges apply, or both. Group arrangements include those in which a trustee, an employer or an association purchases Contracts covering a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer Contracts to its employees or members on an individual basis.

   In certain circumstances, the risk of adverse mortality and expense experience for Contracts purchased in certain group or sponsored arrangements may be reduced. Then, the daily asset charge for mortality and expense costs may likewise be reduced. The daily asset charge for administration expenses and the Records Maintenance Charge may also be reduced or eliminated if we anticipate lower administration expenses. In certain other circumstances, sales expenses in certain group or sponsored arrangements may be reduced or eliminated.

   When a group or sponsored arrangement is eligible for reduced or eliminated charges, we will consider items such as:

      . the size and type of group to which sales are to be made and administrative services provided, and the persistency expected from the group;

      . the total amount of Purchase Payments to be received and the method in which they will be remitted;

      .  any prior or existing relationship with us;

      .  the level of commission paid to selling broker-dealers;

      . the purpose for which the Contract is being purchased, and whether that purchase makes it likely that sales costs and administrative expenses will be reduced; and

      .  the frequency of projected surrenders or distributions.

   We make any reductions or eliminations according to objective guidelines in effect when an application for a Contract is approved. We may change these guidelines from time to time. Any variation in the charges will reflect differences in costs or services and will be offered uniformly to all members of the group or sponsored arrangement. In no event will a charge reduction or elimination be permitted if it is unfairly discriminatory to any person or prohibited by law.

   We may also decrease the mortality and expense risk charge, the administration expenses, and the Records Maintenance Charge without notice. However, beyond what is disclosed above, we guarantee that they will not increase. We bear the risk that those charges will not cover our costs. On the other hand, should the charges exceed our costs, we will not refund any charges. Any profit is available for corporate purposes including, among other things, payment of distribution expenses.

   We may also offer reduced fees and charges, including but not limited to, Records Maintenance Charge and mortality and expense risk and administration expenses, for certain sales that may result in cost savings. Reductions in these fees and charges will not unfairly discriminate against any Owner.

                              THE ANNUITY PERIOD

   Contracts may be annuitized under one of several Annuity Options, which are available either on a fixed or variable basis. However, states may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus. You may annuitize any time after the first Contract Year. We make annuity payments beginning on the Annuity Date under the Annuity Option you select. Subject to state variation, the Annuity Date may not be after the later of the original oldest Owner's or Annuitant's 90th birthday. (See "Federal Tax Matters, 1. Tax Deferral During Accumulation Period, Delayed Annuity Dates".)

1. Annuity Payments.

   Annuity payments are based on:

      .  the annuity table specified in the Contract,

      .  the selected Annuity Option, and

      . the investment performance of the selected Subaccount(s) (if variable annuitization is elected).

   Under variable annuitization, you will receive the value of a fixed number of Annuity Units each month. An Annuity Unit's value reflects the investment performance of the Subaccount(s) selected. The amount of each annuity payment varies accordingly.

2. Annuity Options.

   You may elect one of the Contract's Annuity Options. You may change the Annuity Option before, but not after, the Annuity Date. If no other Annuity Option is elected, an annuity will be paid under Option 3 if there is one Annuitant on the Annuity Date and Option 5 if there are two Annuitants on the Annuity Date.

The Annuity Date selected must result in a payment that is at least equal to our minimum payment, according to our rules, at the time the Annuity Option is chosen. If at any time the payments are less than our minimum payment, we have the right to increase the period between payments to quarterly, semi-annual or annual so that the payment is at least equal to the minimum payment or to make payment in one lump sum.

   The amount of periodic annuity payments may depend upon:

      .  the Annuity Option you select;

      .  the age and sex of the Annuitant;

      . the investment experience of the selected Subaccount(s) (if variable annuitization is elected); and

      . the interest rates (if fixed annuitization is elected) at the time of annuitization.

   For example:

      . If Option 2, life income, is selected, it is likely that each payment will be smaller than would result if income for a short period were specified.

      . If Option 3, life income with installments guaranteed, is selected, each payment will probably be smaller than would result if the life income option were selected.

      . If Option 4, the joint and survivor annuity, is selected, each payment is smaller than those measured by an individual life income option.

   The age of the Annuitant also influences the amount of periodic annuity payments because an older Annuitant is expected to have a shorter life span, resulting in larger payments. Finally, if you participate in a Subaccount with higher investment performance, it is likely you will receive a higher periodic payment.

   For Non-Qualified Contracts, if you die before the Annuity Date, available Annuity Options are limited. The Annuity Options available are:

      .  Option 2 over the lifetime of the Beneficiary, or

      . Option 1 or 3 with a specified period or certain period no longer than the life expectancy of the Beneficiary. The life expectancy of the Beneficiary must be at least than 10 years from your death to elect these Options.

   The death benefit distribution must begin no later than one year from your death, unless a later date is permitted by federal regulation.

   If the Beneficiary is not an individual, the entire interest must be distributed within 5 years of your death.

Option 1--Income for Specified Period.

   Option 1 provides an annuity payable monthly for ten years.

Option 2--Life Income.

   Option 2 provides for an annuity payable monthly over the lifetime of the Annuitant. If Option 2 is elected, annuity payments terminate automatically and immediately on the Annuitant's death without regard to the number or total amount of payments made. Thus, it is possible for you to receive only one payment if death occurred prior to the date the second payment was due.

Option 3--Life Income with Installments Guaranteed.

   Option 3 provides an annuity payable monthly for a certain period of 10 years and thereafter during the Annuitant's lifetime.

Option 4--Joint and Survivor Annuity.

   Option 4 provides an annuity payable monthly while both Annuitant's are living. Upon either Annuitant's death, the monthly income payable continues over the life of the surviving Annuitant at a percentage of the original payment. The percentage payable must be selected at the time the annuity option is chosen. The percentages available are 50%, 66 2/3%, 75% and 100%. Annuity payments terminate automatically and immediately upon the surviving Annuitant's death without regard to the number or total amount of payments received.

Option 5--Joint and Survivor Annuity with Installments Guaranteed.

   Option 5 provides an annuity payable for a certain period of 10 years and thereafter while the Annuitants are alive.

3. Allocation of Annuity.

   Subject to state variation, you may elect to have payments on a fixed or variable basis, or a combination of both. If we do not receive an election, any Fixed Account Contract Value is annuitized on a fixed basis and any Separate Account Contract Value is annuitized on a variable basis. You may exercise the transfer privilege during the Accumulation Period to arrange for your desired mix of fixed and/or variable annuitization. Transfers during the Annuity Period are subject to certain limitations. We reserve the right to restrict the number of Subaccounts available during the Annuity Period.

4. Transfers and Conversions During the Annuity Period.

   During the Annuity Period, you may elect to make the following transfers and conversions. Any election must be in writing in a form satisfactory to us. We reserve the right at any time and without notice to any party to terminate, suspend or modify these transfer and conversion privileges.

Transfers Between Subaccounts.

   A transfer may be made from one Subaccount to another Subaccount, subject to the following limitations.

      . Transfers to a Subaccount are prohibited during the first year of the Annuity Period, and subsequent transfers are limited to one per year.

      .  You may not have more than three Subaccounts after the transfer.

      . The amount transferred must equal at least $5,000 of Annuity Unit value and at least $5,000 of Annuity Unit value must remain in the account from which the transfer is made, unless the transfer will eliminate the account.

      . No transfers may be made during the seven days before an annuity payment date. Any transfer request received during such a period will not be processed unless resubmitted and received after the annuity payment date.

   When a transfer is made between Subaccounts, the number of Annuity Units per annuity payment attributable to a Subaccount to which the transfer is made is equal to a. multiplied by b. divided by c. where:

      a. is the number of Annuity Units per annuity payment in the Subaccount from which the transfer is being made;

      b. is the Annuity Unit value for the Subaccount from which the transfer is being made; and

      c. is the Annuity Unit value for the Subaccount to which the transfer is being made.

Conversions From a Fixed Annuity Payment.

   You may convert Fixed Annuity payments to Variable Annuity payments subject to the following:

      . at least $30,000 of annuity reserve value must be transferred from our General Account unless the transfer will eliminate the full amount of the annuity reserve value;

      . at least $30,000 of annuity reserve value must remain in our General Account after a transfer unless the transfer will eliminate the annuity reserve value;

      . conversions from a Fixed Annuity payment are available only on an anniversary of the Annuity Date; and

      . we must receive notice at least thirty days prior to the anniversary of the Annuity Date.

   When a conversion is made from Fixed Annuity payment to Variable Annuity payment, the number of Annuity Units per annuity payment attributable to a Subaccount to which the conversion is made is equal to a. divided by b. divided by c. where:

      a. is the annuity reserve being transferred from our General Account;

      b. is the Annuity Unit value for the Subaccount to which the transfer is being made; and

      c. is the present value of $1.00 per payment period using the attained age(s) of the Annuitant(s) and any remaining payments that may be due at the time of the transfer.

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

Conversions To a Fixed Annuity Payment.

   You may convert Variable Annuity payments to Fixed Annuity payments subject to the following:

      . conversions to a Fixed Annuity payment will be applied under the same Annuity Option as originally selected;

      . at least $30,000 of Annuity Unit value must be transferred to our General Account from the Subaccounts;

      . at least $5,000 of Annuity Unit value must remain in a Subaccount after a transfer unless the transfer will eliminate your interest in the Subaccount;

      . conversions to a Fixed Annuity payment are available only on an anniversary of the Annuity Date; and

      . we must receive notice at least thirty days prior to the anniversary of the Annuity Date.

   When a conversion is made from a Variable Annuity payment to a Fixed Annuity payment, the number of Annuity Units per payment attributable to a Subaccount from which the conversion is made is the product of a. multiplied by b. multiplied by c. where:

      a. is the number of Annuity Units representing the interest in such Subaccount per annuity payment;

      b. is the Annuity Unit value for such Subaccount; and

      c. is the present value of $1.00 per payment period using the attained age(s) of the Annuitant(s) and any remaining payments that may be due at the time of the transfer.

5. Annuity Unit Value.

   The Annuity Unit value for each Subaccount is determined at the end of a Valuation Period by multiplying the result of a. times b. by c. where:

      a. is the Annuity Unit value for the immediately preceding Valuation
   Period;

      b. is the net investment factor for the current Valuation Period; and

      c. is the interest factor of .99993235 per calendar day of the subsequent Valuation Period to offset the effect of the assumed rate of 2.5% per year used in the Annuity Option Table in your Contract. We may also make available Annuity Options based on assumed investment rates other than 2.5%.

   The investment factor for a Subaccount for any Valuation Period is:

      . the Subaccount's Accumulation Unit value at the end of the current Valuation Period; divided by

      . the Subaccount's Accumulation Unit value at the end of the preceding Valuation Period.

6. First Periodic Payment Under a Variable Annuity.

   To determine the first payment under a Variable Annuity, the Separate Account Contract Value, at the end of the Valuation Period preceding the Valuation Period that includes the date on which the first annuity payment is due, is first reduced by any applicable:

      .  withdrawal charge,

      .  records maintenance charge, and

      .  any premium taxes that apply.

   The remaining value will then be used to determine the first monthly annuity payment which is based on the guaranteed annuity option shown in the Annuity Option Table in your Contract. You may elect any option available.

7. Subsequent Periodic Payments Under a Variable Annuity.

   The dollar amount of subsequent annuity payments may increase or decrease depending on the investment experience of each Subaccount. A 2.5% per annum rate of investment earnings is assumed by the Contract's annuity tables. If the actual net investment earnings rate exceeds 2.5% per annum, payments increase accordingly. Conversely, if the actual rate is less than 2.5% per annum, annuity payments decrease. The number of Annuity Units per annuity payment will remain fixed for each Subaccount unless a transfer is made in which case, the number of Annuity Units per annuity payment will change.

   The number of Annuity Units for each Subaccount is calculated by dividing a. by b. where:

      a. is the amount of the monthly payment that can be attributed to that Subaccount; and

      b. is the Annuity Unit value for that Subaccount at the end of the Valuation Period. The Valuation Period includes the date on which the payment is made.

   After the first annuity payment, subsequent monthly annuity payments are calculated by adding, for each Subaccount, the product of a. times b. where:

      a. is the number of Annuity Units per annuity payment in each Subaccount; and

      b. is the Annuity Unit value for that Subaccount at the end of the Valuation Period. The Valuation Period includes the date on which the payment is made.

   After the first annuity payment, we guarantee that the dollar amount of each subsequent annuity payment will not be adversely affected by changes in mortality experience or actual expenses from the mortality and expense assumptions on which we based the first payment.

8. Periodic Payments Under a Fixed Annuity.

   To determine payments under a Fixed Annuity, the Fixed Account Contract Value on the first day preceding the date on which the first annuity payment is due, is first reduced by any withdrawal charge, records maintenance charge and premium taxes that apply. The remaining value will then be used to determine the Fixed Annuity monthly payment in accordance with the Annuity Option selected.

9. Death of Annuitant or Owner.

   If the Annuitant dies, we will automatically continue any unpaid installments for the remainder of the certain period under Annuity Options 1, 3 or 5. If the Owner elects, we will pay a lump sum payment of the present value of the remaining payments in the certain period. The election to receive the lump sum payment must be made within 60 days of our receipt of due proof of death of the Annuitant or joint Annuitants. The present value of the remaining payments in the certain period will be calculated based on the applicable interest rate.

   For a Fixed Annuity Option, the applicable interest rate is the greater of:

        a.the ten year Treasury constant maturity plus 3%; and

        b.the rate used to determine the initial payment plus 2%.

   For a Variable Annuity Option, the applicable interest rate is the assumed investment rate used to determine the initial payment plus 2%.

   The amount of each payment for purposes of determining the present value of any variable installments will be determined by applying the Annuity Unit value next determined following our receipt of due proof of death.

   If Annuity Option 2 is elected, annuity payments terminate automatically and immediately upon the Annuitant's death without regard to the number or total amount of payments made. Thus, it is possible that only one payment will be received if death occurred prior to the date the second payment was due.

   Under Annuity Option 4, Annuity payments terminate automatically and immediately upon the surviving Annuitant's death without regard to the number or total amount of payments received.

   If an Owner, who is not also an Annuitant, dies after the Annuity Date, the following provisions apply:

      . If the Owner was the sole owner, the remaining annuity payments will be payable to the Beneficiary in accordance with the provisions described above. The Beneficiary will become the Owner of the Contract.

      . If the Contract has joint Owners, the annuity payments will be payable to the surviving joint Owner in accordance with the provisions described above. Upon the death of the surviving joint Owner, the Beneficiary becomes the Owner.

10. Protection of Benefits.

   Unless otherwise provided in the supplementary agreement, the Owner may not commute, anticipate, assign, alienate or otherwise hinder the receipt of any annuity payment. Further, the proceeds of the Contract and any payment under an Annuity Option will be exempt from the claim of creditors and from legal process to the extent permitted by law.

11. Age, Gender and Survival.

   We may require satisfactory evidence of the age, gender and the continued survival of any person on whose life the income is based.

   If the Annuitant's age or gender has been misstated, the amount payable under the Contract will be calculated as if those Purchase Payments sent to us had been made at the correct age or gender. Interest not to exceed 6% compounded each year will be charged to any overpayment or credited to any underpayment against future payments we may make under the Contract.

                             FEDERAL INCOME TAXES

A. INTRODUCTION.

   This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

   This discussion does not address state or local tax consequences nor federal estate or gift tax consequences, associated with buying a Contract. In addition, we make no guarantee regarding any tax treatment--federal, state, or local--of any Contract or of any transaction involving a Contract.

B. OUR TAX STATUS.

   We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company". Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account to provide for these taxes.

C. TAXATION OF ANNUITIES IN GENERAL.

1. Tax Deferral During Accumulation Period.

   Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to you or the Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

      .  the Contract must be owned by an individual,

      .  Separate Account investments must be "adequately diversified",

      . we, rather than you, must be considered the owner of Separate Account assets for federal tax purposes, and

      . annuity payments must appropriately amortize Purchase Payments and Contract earnings.

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

   Non-Natural Owner. As a general rule, deferred annuity contracts held by "non-natural persons," such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule for non-natural owners. Contracts are generally treated as held by a natural person if the nominal owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a contract under a non-qualified deferred compensation plan for its employees.

   Additional exceptions to this rule include:

      . certain Contracts acquired by a decedent's estate due to the death of the decedent,

      .  certain Qualified Contracts,

      .  certain Contracts used with structured settlement agreements, and

      . certain Contracts purchased with a single premium when the annuity starting date is no later than one year from contract purchase and substantially equal periodic payments are made at least annually.

   Diversification Requirements. For a contract to be treated as an annuity for federal income tax purposes, separate account investments must be "adequately diversified." The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the separate account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the owner would generally be taxed on the difference between the contract value and the purchase payments.

   Although we do not control Fund investments, we expect that each Portfolio of the Funds will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."

   Ownership Treatment. In certain circumstances, a variable annuity contract owner may be considered the owner of the assets of the separate account supporting the contract. In those circumstances, income and gains from separate account assets are includible in the owner's gross income. The Internal Revenue Service ("IRS"), in published rulings, stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses the ability to exercise investment control over the assets. As of the date of this Prospectus, no comprehensive guidance has been issued by the IRS clarifying the circumstances when such investment control by a variable contract owner would exist. As a result, your right to allocate the Contract Value among the Subaccounts may cause you to be considered the owner of the assets of the Separate Account.

   We do not know what limits may be set forth in any guidance that the IRS may issue, or whether any such limits will apply to existing Contracts. We therefore reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the Separate Account assets. However there is no assurance that such efforts would be successful.

   Delayed Annuity Dates. If the Annuity Date occurs (or is scheduled to occur) when you have reached an advanced age, e.g., past age 85, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract would be currently includible in your income.

   The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the owner of Separate Account assets.

2. Taxation of Partial and Full Withdrawals from Non-Qualified Contracts.

   Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract." This amount is referred to as the "income on the contract." Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus any amounts previously received from the Contract that were not includible in your income. Credits we make to your Contract in connection with

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the Purchase Payment Bonus are not part of your investment in your Contract
(and thus, for tax purposes, are treated in the same way as investment gains). All amounts includible in income with respect to the Contract are taxed as ordinary income.

   Any assignment or pledge (or agreement to assign or pledge) of Contract Value, is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

   The Contract's optional death benefits, if elected, may exceed Purchase Payments or Contract Value. As described in the Prospectus, we impose certain charges with respect to these death benefits. It is possible that those charges (or some portion) could be treated as a partial withdrawal. As described elsewhere in the Prospectus, you may elect to enter into a separate investment advisory agreement pursuant to which you will receive asset allocation services ("MIAA"). For Non-Qualified Contracts, payments of MIAA Expense and Set Up Fees are treated as a partial withdrawal for tax purposes. This means the MIAA Expense and Set Up Fee are taxable distributions to you and may subject you to an additional 10% tax penalty.

   There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

3. Taxation of Annuity Payments.

   Normally, the portion of each annuity payment taxable as income equals the payment minus the exclusion amount. The exclusion amount for variable annuity payments is the "investment in the contract" allocated to the variable annuity option and adjusted for any period certain or refund feature, divided by the number of payments expected to be made. The exclusion amount for fixed annuity payments is the payment times the ratio of the investment in the contract allocated to the fixed annuity option and adjusted for any period certain or refund feature, to the expected value of the fixed annuity payments. For income tax purposes, the Purchase Payment Bonus you receive is not considered "investment in the contract." This means the Purchase Payment Bonus will be taxed.

   Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments stop because the annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the annuitant in the last taxable year.

4. Taxation of Death Benefits.

   Amounts may be distributed upon your or the Annuitant's death. Before the Annuity Date, death benefits are includible in income as follows:

      .  if distributed in a lump sum are taxed like a full withdrawal, or

      .  if distributed under an Annuity Option are taxed like annuity payments.

   After the Annuity Date, where a guaranteed period exists and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in income and:

      . if received in a lump sum are includible in income to the extent they exceed the unrecovered investment in the Contract, or

      . if distributed in accordance with the selected annuity option are fully excludable from income until the remaining investment in the contract is deemed to be recovered.

   Thereafter, all annuity payments are fully includible in income.

5. Penalty Tax on Premature Distributions.

   A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

      .  received on or after you reach age 59 1/2,

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      .  attributable to your disability,

      . made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death,

      . made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated beneficiary (within the meaning of the tax law),

      . made under a Contract purchased with a single premium when the annuity starting date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually, or

      .  Made with annuities used with certain structured settlement agreements.

   Other exceptions may apply.

6. Aggregation of Contracts.

   The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.

7. Exchange of Annuity Contracts.

   We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the contract. That excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g. as a partial surrender, full surrender, annuity income payment, or death benefit). If you exchange part of an existing annuity contract for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See "Aggregation of Contracts.") You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the Contract.

8. Loss of Interest Deduction Where Contracts Are Held by or for the Benefit of Certain Non-Natural Persons.

   For Contracts issued after June 8, 1997 to a non-natural owner, all or some portion of otherwise deductible interest may not be deductible by the Owner. However, this interest deduction disallowance does not affect Contracts where the Owner is taxable each year on the investment income under the Contract. Entities considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax adviser.

D. QUALIFIED PLANS.

   Qualified Contracts are used with retirement plans which receive favorable tax treatment as Individual Retirement Annuities, Simplified Employee Pensions--IRAs, Simple IRAs, Roth Individual Retirement Annuities, tax sheltered annuities, and certain deferred compensation plans ("qualified plans"). Numerous special tax rules apply to qualified plans and to Qualified Contracts. Therefore, we make no attempt to provide more than general information about use of Qualified Contracts. Persons intending to use the Contract in connection with qualified plans should consult a tax adviser.

   Under the Code, qualified plans generally enjoy tax-deferred accumulation of amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should only

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consider the Contract's features other than tax deferral, including the availability of lifetime annuity payments and death benefit protection.

   The tax rules applicable to qualified plans vary according to the type, terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the permitted contribution, and the corresponding deduction or exclusion, are limited under qualified plans. In Qualified Contracts, the Owner and Annuitant generally are the same individual. Also, if the joint Annuitant is not the Annuitant's spouse, the annuity options may be limited, depending on the difference in their ages.

   Qualified Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. The death benefit or other optional benefits under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.

   A 10% penalty tax may apply to the taxable amount of payments from Qualified Contracts. For Individual Retirement Annuities, the penalty tax does not apply to a payment:

      .  received after you reach age 59 1/2,

      .  received after your death or because of your disability, or

      . made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated beneficiary.

   In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may apply.

   Qualified Contracts are amended to conform to plan requirements. However, you are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of qualified plans if they are inconsistent with the Contract.

1. Qualified Plan Types.

   We may issue Contracts for the following types of qualified plans.

   Individual Retirement Annuities. The Code permits eligible individuals to contribute to an individual retirement annuity known as an "IRA." The Code limits the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").

   Simplified Employee Pensions (SEP-IRAs). The Code allows employers to establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

   SIMPLE IRAs. The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

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

   Roth IRAs. The Code permits contributions to an IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in certain respects, including:

      .  Roth IRA contributions are never deductible,

      .  "qualified distributions" from a Roth IRA are excludable from income,

      .  mandatory distribution rules do not apply before death,

      . a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code,

      .  special eligibility requirements apply, and

      . contributions to a Roth IRA can be made after the Owner reaches age 70 1/2.

   All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. You must be eligible for a qualified rollover contribution to convert an IRA to a Roth IRA. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply on the conversion. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA to a Roth IRA.

   Any "qualified distribution," as defined in Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 591/2, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made after the first 5 tax years after the year for which you (or your spouse) made a contribution to any Roth IRA established for your benefit.

   Corporate and Self-Employed ("H.R. 10" and "Keogh") Pension and Profit-Sharing Plans. The Code permits corporate employers to establish types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such a death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

   Tax-Sheltered Annuities. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as "tax-sheltered annuities". If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides optional death benefits that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefits could be characterized as incidental death benefits. If the death benefits were so characterized, this could result in currently taxable income to you. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity.

   Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      . contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

      .  earnings on those contributions, and

      . earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

   These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law).

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Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.) Additional restrictions may be imposed by the plan sponsor.

   Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.

2. Direct Rollovers.

   If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Section 457(b), any eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

      .  minimum distributions required under Section 401(a)(9) of the Code, and

      . certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments."

   Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid withholding by electing a direct rollover.

E. Federal Income Tax Withholding.

   We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless you notify us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

                           DISTRIBUTION OF CONTRACTS

   The Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. The agents are also registered representatives of registered broker-dealers who are members of the National Association of Securities Dealers, Inc. Sales commissions may vary, but are not expected to exceed 6.25% of Purchase Payments. In addition to commissions, we may pay additional promotional incentives, in the form of cash or other compensation, to selling broker-dealers. These incentives may be offered to certain licensed broker-dealers that sell or are expected to sell certain minimum amounts during specified time periods. The Contracts are distributed through the principal underwriter for the Separate Account:

                  Investors Brokerage Services, Inc. ("IBS")
                             2500 Westfield Drive
                          Elgin, Illinois 60123-7836

   IBS is a wholly-owned subsidiary of Banc One Insurance Holdings, Inc. IBS enters into selling group agreements with affiliated and unaffiliated broker-dealers. All of the investment options are not available to all

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Owners. The investment options are available only under Contracts that are sold or serviced by broker-dealers having a selling group agreement with IBS authorizing the sale of Contracts with the investment options specified in this Prospectus. Other distributors may sell and service contracts with different contract features, charges and investment options.

                                 VOTING RIGHTS

   Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote. A Fund is not required to hold annual shareholders' meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

   Owners have voting instruction rights regarding a Portfolio based upon the Owner's proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender or the death of an Owner. During the Annuity Period, voting rights decrease as Annuity Units decrease.

                   REPORTS TO CONTRACT OWNERS AND INQUIRIES

   Each quarter, we send you a statement showing amounts credited to each Subaccount and to the Fixed Account. In addition, if you transfer amounts among the investment options or make additional unscheduled payments, you will receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Portfolios that correspond to the Subaccounts in which you invest and a list of the securities held by that Portfolio.

   You will have access to Contract information through the Interactive Voice Response System (IVR) at 1-877-280-5102. You will also be able to access your account information from our website at www.chaseinsurancecompany.com.

   You may also direct inquiries to the selling agent or may call
1-877-280-5102 or write to Chase Insurance Life and Annuity Company, Contact Center, 2500 Westfield Drive, Elgin, IL 60123-7836.

                             DOLLAR COST AVERAGING

   Under our Dollar Cost Averaging ("DCA") program, a predesignated portion of any Subaccount is automatically transferred on a monthly, quarterly, semi-annual or annual basis for a specified duration to any other Subaccounts based on your allocation.

   The theory of a DCA program is that by investing at regular and level increments over time, you will be able to purchase more Accumulation Units when the Accumulation Unit value is relatively low and less Accumulation units when the Accumulation Unit value is relatively high. DCA generally helps reduce the risk of purchasing Accumulation Units when market prices are high and selling when market prices are low. However, participation in the DCA program does not assure you of greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Subaccount (other than a Subaccount which maintains a stable net asset value), are less likely to produce the desired effect of the DCA program and may have the effect of reducing the average price of the Subaccount shares being redeemed.

   The Owner may select any day of the month except for the 29th, 30th or 31st for the DCA transfers to occur. The DCA program is available only during the Accumulation Period. You may enroll any time by completing our Dollar Cost Averaging form. We must receive the enrollment form at least five business days before the first transfer date.

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   The minimum transfer amount is $100 per Subaccount. The total Contract Value in an account at the time Dollar Cost Averaging is elected must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

   Dollar Cost Averaging ends if:

      .  the number of designated monthly transfers has been completed,

      . Contract Value in the transferring account is insufficient to complete the next transfer; the remaining amount will be transferred,

      . we receive your written termination at least five business days before the next transfer date, or

      .  the Contract is surrendered or annuitized.

   If the Fixed Account balance is at least $10,000, you may elect automatic monthly or calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts. You may enroll in this program any time by completing our Dollar Cost Averaging form. Transfers are made within five business days of the end of the month or calendar quarter, as applicable. We must receive the enrollment form at least ten days before the end of the month or calendar quarter, as applicable.

                          SYSTEMATIC WITHDRAWAL PLAN

   We offer a Systematic Withdrawal Plan ("SWP") allowing you to pre-authorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts from the Fixed Account, or Subaccounts on a monthly, quarterly, semi-annual or annual basis. Withdrawals taken under the SWP may be subject to the 10% tax penalty on early withdrawals and to income taxes and withholding. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give thirty days' notice if we amend the SWP. The SWP may be terminated at any time by you or us.

                           ASSET ALLOCATION SERVICE

   You may elect, where available, to enter into a separate investment advisory service agreement with our affiliate, PMG Asset Management, Inc. ("PMG"). PMG is registered as an investment adviser with the SEC. For a fee, PMG provides a discretionary asset allocation service under its Managed Investment Advisory Account ("MIAA") which is fully described in a separate disclosure statement. Under an agreement with PMG, Ibbotson Associates, Inc. ("Ibbotson") performs certain functions for the MIAA program. Ibbotson is an unaffiliated registered investment adviser. MIAA is not available in all states or through all distributors.

A. SUMMARY OF THE SERVICE PROVIDED.

   Under MIAA, your Contract Value is allocated among certain Subaccounts and the Fixed Account. PMG selects the appropriate allocation model based on your financial objectives and risk tolerance, utilizing Ibbotson's proprietary analysis of the Subaccounts and the underlying Funds. PMG then periodically transfers Contract Value between the Subaccounts and the Fixed Account in accordance with your selected allocation model.

B. MIAA CHARGES.

   PMG's current annual charge for the MIAA program is one-half of one percent (0.50%) of the Contract Value allocated under the MIAA program. The MIAA annual charge deducted from your Contract is paid to PMG and is not a Contract charge retained by us. The annual charge may be increased for new Contracts up to a maximum of one percent (1.00%). If the MIAA expense charge is increased, the higher charge will be applicable only to Contracts purchased on or after the effective date of the higher MIAA expense charge. The MIAA expense charge is paid by quarterly withdrawals from your Contract Value. The quarterly MIAA expense equals, with respect to the amount in each Subaccount covered by the MIAA program the average daily number of units in that Subaccount covered by the MIAA program, multiplied by the ending unit value for that Subaccount, plus amounts in the Fixed Account covered by the MIAA program, and multiplied by ..125%. You will also be charged an MIAA initial set up fee ("Set Up Fee") of $30.00.

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C. TAX TREATMENT OF FEES AND CHARGES.

   This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted in the application of the law to individual circumstances.

   For Qualified Contracts, the MIAA expense charge and Set Up Fee will not be treated as taxable distributions. For Non-Qualified Contracts, payments of the MIAA expense charge and Set Up Fee are treated as a partial withdrawal for income tax purposes. This means the MIAA expense charge and Set Up Fee are taxable distributions to you and may subject you to an additional 10% tax penalty.

D. RISKS TO YOU.

   When you elect the MIAA program, you understand that:

      . all investments involve risk, the amount of which may vary significantly,

      .  performance cannot be predicted or guaranteed, and

      . the value of your allocation in the Subaccounts will fluctuate due to market conditions and other factors.

   PMG has not authorized anyone to make any guarantee, either written or oral, that your investment objectives will be met.

   PMG has a fiduciary relationship with its investment advisory clients and seeks to perform services in a professional manner. However, except for negligence, malfeasance, or violations of applicable law, PMG and its officers, directors, agents and employees are not liable for any action performed or omitted to be performed or for any errors of judgment in your asset allocation or in transferring your Contract Value. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein in any way constitutes a waiver or limitation on any rights that you may have under federal securities laws.

E. TERMINATION.

   You may terminate your participation in the MIAA program at any time by contacting us. If you terminate within five business days of enrolling in the MIAA program, you will not be charged any MIAA expense charge or Set Up Fee. Otherwise, you will be charged any unpaid MIAA expense charge for the period before your termination, and your Set Up Fee will not be refunded. PMG reserves the right, however, to waive the collection of any unpaid MIAA expense charge upon termination.

F. CONFLICTS OF INTEREST.

   The MIAA program is marketed directly by officers of PMG and through solicitors who recommend the MIAA program, but who have no discretionary investment authority. The PMG solicitor is a registered representative with a broker-dealer registered under the Securities Exchange Act of 1934. As such, the PMG solicitor may receive or may have received commissions for your purchase of your Contract. PMG solicitors may also receive a portion of the MIAA expense charge (See "MIAA Charges.") as compensation. You will be charged the same fees for the MIAA program whether or not a PMG solicitor is involved. Since the PMG solicitor may receive commissions for the purchase of your Contract and may receive a portion of the MIAA expense charged to your Contract, there is a potential for a conflict of interest.

                            SPECIAL CONSIDERATIONS

   We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify you in writing of these amendments.

   Your rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment. You are solely responsible for the validity or effect of any assignment. You, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.

                               LEGAL PROCEEDINGS

   There are no material legal proceedings pending to which the Separate Account, CILAAC or IBS is a party.

            TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

   The Statement of Additional Information, Table of Contents is: Services to the Separate Account; State Regulation; Condensed Financial Information; Experts; Financial Statements; Financial Statements of Separate Account; Financial Statements of Chase Insurance Life and Annuity Company (formerly known as Federal Kemper Life Assurance Company); Appendix A State Premium Tax Chart; and Appendix B Condensed Financial Information. Please read the Statement of Additional Information in conjunction with this Prospectus.

                             FINANCIAL STATEMENTS

   Financial statements of CILAAC and the Separate Account are included in the Statement of Additional Information. The financial statements CILAAC should be considered primarily as bearing upon the ability of CILAAC to meet its obligations under the Contracts. The Contracts are not entitled to participate in our earnings, dividends or surplus.

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

                                  APPENDIX A

 CHASE INSURANCE LIFE AND ANNUITY COMPANY DEFERRED FIXED AND VARIABLE ANNUITY
                         IRA, ROTH IRA AND SIMPLE IRA
                             DISCLOSURE STATEMENT

   This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities
(IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRAs). Further information can be obtained from Chase Insurance Life and Annuity Company and from any district office of the Internal Revenue Service. Also, see IRS Publication 590, Individual Retirement Arrangements (IRAs).

   This Disclosure Statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice.

   Please note that the information contained herein is based on current Federal income tax law, income tax regulations, and other guidance provided by the IRS. Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance. Also, you should be aware that state tax laws may differ from Federal tax laws governing such arrangements. You should consult your tax adviser about any state tax consequences of you IRA or Roth IRA, whichever is applicable.

A. REVOCATION

   Within 7 days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, write Chase Insurance Life and Annuity Company, 2500 Westfield Drive Elgin, IL 60123-7836, or call 1-877-280-5102. Notice of revocation will be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of the certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.

B. STATUTORY REQUIREMENTS

   This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code), Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

   1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

   2. The Contract must be nontransferable by the owner.

   3. The Contract must have flexible premiums.

   4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 701/2 (the required beginning date) (see "Required Distributions"). However, Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 701/2), and the incidental death benefit requirements of
Section 401(a) of the Code, do not apply to Roth IRAs.

   If you die on or after the date required minimum distributions under Section 401(a)(9) of the Code commence, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before required minimum distributions commence, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), the designated beneficiary may elect to receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the sole designated beneficiary is your spouse, the Contract will be treated as his or her own IRA, or, where applicable, Roth IRA.

   5. Except in the case of a rollover contribution or a direct transfer (see "Rollovers and Direct Transfers"), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), all contributions to an IRA, Roth and SIMPLE IRA must be cash contributions which do not exceed certain limits.

   6. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAs

   1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments to an IRA. In one, you transfer amounts from another IRA. With the other, you transfer amounts from a qualified plan under Section 401(a) of the Code, a qualified annuity under Section 403(a) of the Code, a tax-sheltered annuity or custodial account under Section 403(b) of the Code, or a governmental plan under Section 457(b) of the Code (collectively referred to as "qualified employee benefit plans"). Tax-free rollovers can be made from a SIMPLE IRA or to a SIMPLE Individual Retirement Account under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA, or vice-versa, after a two-year period has expired since the individual first participated in a SIMPLE plan.

   2. You must complete the rollover by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances.

   3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

   4. A trustee-to-trustee transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

   5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA or qualified employee benefit plan or from a trustee-to-trustee transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA.

   6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAS

   1. In general, the amount you can contribute each year to an IRA is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older. The maximum annual contribution limit for IRA contributions is equal to $4,000 for 2005 through 2007, and $5,000 for 2008. After 2008, the limit is indexed annually in $500 increments, except as otherwise provided by law. An individual who has attained age 50 may make additional "catch-up" IRA contributions. The maximum annual contribution limit for the individual is increased by $500 for 2005, and $1,000 for 2006 and thereafter, except as otherwise provided by law. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.

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

   2. In the case of a married couple filing a joint return, up to the maximum annual contribution can be contributed to each spouse's IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $9,000 for 2005 ($4,000 annual contribution for each individual, plus $500 for each individual who has attained age 50).

   3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

      a. The maximum annual contribution, or

      b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

   The deduction for contributions to both spouses' IRAs may be further limited if either spouse is covered by an employer retirement plan.

   4. If either you or your spouse is an active participant in an employer-sponsored plan and have a certain level of income, the amount of the contribution to your IRA that is deductible is phased out, and in some cases eliminated. If you are an active participant in an employer-sponsored plan, the deductibility of your IRA contribution will be phased out, depending on your adjusted gross income, or combined adjusted gross income in the case of a joint tax return, as follows:

Joint Returns

                  Taxable year beginning in: Phase-out range
                  -------------------------- ----------------
                     2005................... $70,000-$ 80,000
                     2006................... $75,000-$ 85,000
                     2007 and thereafter.... $80,000-$100,000

Single Taxpayers

                   Taxable year beginning in: Phase-out range
                   -------------------------- ---------------
                      2005 and thereafter.... $50,000-$60,000

   The phase-out range for married individuals filing separately is $0-$10,000. If you file a joint tax return and are not an active participant in an employer sponsored plan, but your spouse is, the amount of the deductible IRA contribution is phased out for adjusted gross income between $150,000 and $160,000.

   To designate a contribution as nondeductible, you must file IRS Form 8606, Nondeductible IRAs. You may have to pay a penalty if you make nondeductible contributions to an IRA and you do not file Form 8606 with your tax return, or if you overstate the amount of nondeductible contributions on your Form 8606. If you do not report nondeductible contributions, all of the contributions to your traditional IRA will be treated as deductible, and all distributions from your IRA will be taxed, unless you can show, with satisfactory evidence, that nondeductible contributions were made.

   5. Contributions to your IRA for a year can be made at any time up to April 15 of the following year. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

   6. You cannot make a contribution other than a rollover or transfer contribution to your IRA for the year in which you reach age 701/2 or thereafter.

   7. For tax years beginning before January 1, 2007, a taxpayer may qualify for a tax credit for contributions to an IRA, depending on the taxpayer's adjusted gross income.

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

E. SEP IRAs

   1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). The maximum deductible contribution for a SEP IRA is the lesser of $40,000 (indexed for cost-of-living increases beginning after 2002) or 25% of compensation.

   2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor).

F. SIMPLE IRAs

   1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

   2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $10,000 for 2005. After 2005, the limit is indexed annually, except as otherwise provided by law. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a nonelective contribution equal to 2 percent of your compensation for the year (up to $200,000 of compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

   3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

   4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years has passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.

G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

   1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

   2. In general, taxable distributions are included in your gross income in the year you receive them.

   3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined generally by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

   4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

H. REQUIRED DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

   You must start receiving minimum distributions required under the Contract and Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 701/2 (your 701/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 701/2 until April 1 of the following year (i.e., the required beginning date).

   Annuity payments which begin by April 1 of the year following your 701/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), provided that, if installments are guaranteed, the guaranty period does not exceed the applicable life or joint life expectancy.

   The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary, determined as set forth in applicable federal income tax regulations.

   If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

   In addition, the after-death minimum distribution requirements described generally in section B. STATUTORY REQUIREMENTS apply to IRAs and SIMPLE IRAs.

   If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. ROTH IRAs

   1. If your Contract is a special type of individual retirement plan known as Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. (Except as otherwise indicated, references herein to an "IRA" are to an "individual retirement plan," within the meaning of Section 7701(a)(37) of the Code, other than a Roth IRA.) Roth IRAs are treated the same as other IRAs, except as described here.

   2. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend your Contract. We reserve the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

   3. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a "qualified distribution," as described to you in section L, below.

   4. The minimum distribution requirements that apply to IRAs do not apply to Roth IRAs while the owner is alive. However, after the death of a Roth IRA owner, the after-death minimum distribution rules that apply to IRAs also apply to Roth IRAs as though the Roth IRA owner died before his or her required beginning date. You may not use your Roth IRA to satisfy minimum distribution requirements for traditional IRAs. Nor may you use distributions from an IRA for required distributions from a Roth IRA.

J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAs

   1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 701/2.

   2. The maximum aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the "contribution limit") generally is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older (as discussed in section D, above).

   The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

      (a) the excess of (i) your adjusted gross income for the taxable year, over (ii) the "applicable dollar amount", bears to

      (b) $15,000 (or $10,000 if you are married).

   For this purpose, "adjusted gross income" is determined in accordance with
Section 219(g)(3) of the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the "applicable dollar amount" is equal to $150,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $95,000 for any other individual.

   A "qualified rollover contribution" (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAs

   1. Rollovers and Transfers--A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under
Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

   You may not make a qualified rollover contribution or transfer in a taxable year from an IRA to a Roth IRA if (a) your adjusted gross income for the taxable year exceeds $100,000 or (b) you are married and file a separate return.

   The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

   2. Taxation of Rollovers and Transfers to Roth IRAs--A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

   In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code
Section 72(t) (relating to the 10 percent penalty tax on premature distributions) will not apply.

   3. Transfers of Excess IRA Contributions to Roth IRAs--If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

   4. Taxation of Conversions of IRAs to Roth IRAs--All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as a special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA's value in gross income, as described above.

   A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

   UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF "NON-QUALIFIED DISTRIBUTIONS"). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

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

   5. Separate Roth IRAs--Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.

L. INCOME TAX CONSEQUENCES OF ROTH IRAs

   1. Qualified Distributions--Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a "qualified special purpose distribution" (i.e., a qualified first-time homebuyer distribution under Section 72(t)(2)(F) of the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

   2. Non-Qualified Distributions--A distribution from a Roth IRA which is not a qualified distribution is taxed under Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed,
(a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

   An additional tax of 10% is imposed on non-qualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.

M. TAX ON EXCESS CONTRIBUTIONS

   1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it. If contributions to your IRA for a year are more than the contribution limit, you can apply the excess contribution in one year to a later year if the contributions for that later year are less than the maximum allowed for that year.

   2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. TAX ON PREMATURE DISTRIBUTIONS

   There is an additional tax on premature distributions from your IRA, Roth IRA or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first 2 years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply generally:

      1. To amounts that are rolled over or transferred tax free;

      2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

      3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

      4. To a distribution which is used for qualified first-time homebuyer expenses, qualified high education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums.

O. IRA EXCISE TAX REPORTING

   Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, Roth IRA or SIMPLE IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. BORROWING

   If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note:
This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. REPORTING

   We will provide you with any reports required by the Internal Revenue
Service.

R. ESTATE TAX

   Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE FOR THE SEPARATE ACCOUNT (VARIABLE ACCOUNT)

   1. If on the enrollment application you indicated an allocation to a Subaccount, this Contract will be assessed a daily charge of an amount which will equal an aggregate of 1.50% per annum.

   2. An annual records maintenance charge of $30.00 will be assessed against the Separate Account Value each Contract Year.

   3. Withdrawal and early annuitization charges will be assessed based on the Contract Years elapsed since the Contract was issued as described in the prospectus under the heading "Withdrawal Charge."

   4. The method used to compute and allocate the annual earnings is contained in the prospectus under the heading "Accumulation Unit Value" for Separate Account Value.

   5. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Subaccounts or rates of interest as declared by Chase Insurance Life and Annuity Company.

   GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 2% GUARANTEED EACH YEAR FOR THE FIRST TEN CONTRACT YEARS AND 3% THEREAFTER. (TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.)

  End of Termination End of Termination End of Termination End of Termination
   Year    Values*    Year    Values*    Year    Values*    Year    Values*
  ------ ----------- ------ ----------- ------ ----------- ------ -----------
     1     $   984     14     $17,060     27     $41,925     40    $ 77,654
     2       1,989     15      18,656     28      44,213     41      81,014
     3       3,021     16      20,345     29      46,569     42      84,474
     4       4,082     17      22,086     30      48,996     43      88,039
     5       5,174     18      23,867     31      51,496     44      91,710
     6       6,298     19      25,691     32      54,071     45      95,491
     7       7,454     20      27,557     33      56,723     46      99,386
     8       8,642     21      29,467     34      59,455     47     103,398
     9       9,867     22      31,421     35      62,268     48     107,529
    10      11,135     23      33,421     36      65,166     49     111,785
    11      12,550     24      35,454     37      68,151     50     116,169
    12      14,008     25      37,547     38      71,226
    13      15,511     26      39,704     39      74,393

   GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 3% GUARANTEED EACH YEAR FOR THE FIRST TEN CONTRACT YEARS AND 3% THEREAFTER. (TERMINATION VALUES ARE BASED ON $1,000 SINGLE PREMIUM.)

  End of Termination End of Termination End of Termination End of Termination
   Year    Values*    Year    Values*    Year    Values*    Year    Values*
  ------ ----------- ------ ----------- ------ ----------- ------ -----------
     1     $  984      14     $1,427      27     $2,095      40     $3,077
     2      1,004      15      1,470      28      2,158      41      3,169
     3      1,034      16      1,514      29      2,223      42      3,265
     4      1,065      17      1,559      30      2,290      43      3,363
     5      1,097      18      1,606      31      2,358      44      3,463
     6      1,129      19      1,654      32      2,429      45      3,567
     7      1,162      20      1,704      33      2,502      46      3,674
     8      1,197      21      1,755      34      2,577      47      3,785
     9      1,243      22      1,808      35      2,654      48      3,898
    10      1,268      23      1,862      36      2,734      49      4,015
    11      1,306      24      1,918      37      2,816      50      4,135
    12      1,345      25      1,975      38      2,901
    13      1,385      26      2,034      39      2,988

--------
*  Includes applicable withdrawal charges.

                      STATEMENT OF ADDITIONAL INFORMATION
                                  May 1, 2005
--------------------------------------------------------------------------------
                      FLEXIBLE PREMIUM FIXED AND VARIABLE
                          DEFERRED ANNUITY CONTRACTS
--------------------------------------------------------------------------------
                        CHASE INSURANCE PREFERRED PLUS
                                   Issued By
                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT
                                      and
                   CHASE INSURANCE LIFE AND ANNUITY COMPANY
            HOME OFFICE: 2500 Westfield Drive, Elgin, IL 60123-7836
                                (877) 280-5102

   This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Separate Account dated May 1, 2005. The Prospectus may be obtained from Chase Insurance Life and Annuity Company by writing or calling the address or telephone number listed above.

TABLE OF CONTENTS
================================================================================

                                                                      Page
                                                                      ----
     SERVICES TO THE SEPARATE ACCOUNT................................   2
     STATE REGULATION................................................   2
     CONDENSED FINANCIAL INFORMATION.................................   2
     EXPERTS.........................................................   2
     FINANCIAL STATEMENTS............................................   3
     FINANCIAL STATEMENTS OF SEPARATE ACCOUNT........................   4
     FINANCIAL STATEMENTS OF CHASE INSURANCE LIFE AND ANNUITY COMPANY
       (FORMERLY KNOWN AS FEDERAL KEMPER LIFE ASSURANCE COMPANY).....  32
     APPENDIX A STATE PREMIUM TAX CHART.............................. A-1
     APPENDIX B CONDENSED FINANCIAL INFORMATION...................... B-1

                       SERVICES TO THE SEPARATE ACCOUNT

   Chase Insurance Life and Annuity Company ("CILAAC") maintains the books and records of the Chase Variable Annuity Separate Account (the "Separate Account"). CILAAC holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of CILAAC. CILAAC maintains records of all purchases and redemptions of shares of each Fund by each of the Subaccounts. All expenses incurred in the operations of the Separate Account, except the charge for mortality and expense risk and administrative expenses, records maintenance charge and other Contract charges (as described in the Prospectus) are borne by CILAAC.

   The independent registered public accounting firm for the Separate Account is PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP also performed the annual audit of the financial statements of CILAAC for the years ended December 31, 2004, 2003 and 2002.

   The Contracts are sold by licensed insurance agents, where the Contracts may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The Contracts are distributed through the principal underwriter for the Separate Account, Investors Brokerage Services, Inc. ("IBS"), a wholly-owned subsidiary of Banc One Insurance Holdings, Inc., which enters into selling group agreements with the affiliated and unaffiliated broker-dealers. Subject to the provisions of the Contracts, units of the Subaccounts under the Contract are offered on a continuous basis.

   CILAAC pays commissions to the seller which may vary but are not anticipated to exceed in the aggregate an amount equal to 6.25% of Purchase Payments. During 2004, CILAAC incurred gross commissions payable of approximately $822,000 to licensed insurance agents.

                               STATE REGULATION

   CILAAC is subject to the laws of Illinois governing insurance companies and to regulation by the Illinois Department of Insurance. An annual statement in a prescribed form is filed with the Illinois Department of Insurance each year. CILAAC's books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, CILAAC is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                        CONDENSED FINANCIAL INFORMATION

   The tables in Appendix B list the Condensed Financial Information (the accumulation unit values for accumulation units outstanding) for Contracts with optional benefits yielding variable account charges that fall between the highest and lowest variable account charges possible under the Contract as of December 31, 2004. Tables that represent the maximum and minimum variable account charges possible under the Contract appear in the Prospectus.

                                    EXPERTS

   The consolidated balance sheet of CILAAC as of December 31, 2004, the related consolidated statements of operations, comprehensive income, stockholder's equity and cash flows for the six month period ended December 31, 2004, and the financial statements of the Chase Variable Annuity Separate Account as of December 31, 2004 and the related combined statements of operations and changes in contract owner's equity for the year ended December 31, 2004, have been included herein in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The statutory financial statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2004 and 2003 and as of December 2003 and 2002, and the related statutory statements of operations, capital stock and surplus, and cash flows for each of the two years in the periods ended December 31, 2004 and December 31, 2003, have been included herein reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

   The consolidated balance sheet of CILAAC and subsidiaries as of December 31, 2003 has been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                             FINANCIAL STATEMENTS

   This Statement of Additional Information contains financial statements for CILAAC. The financial statements of CILAAC should be considered primarily as bearing on our ability to meet our obligations under the Contract. The Contracts are not entitled to participate in our earnings, dividends, or surplus. The financial statements for the Separate Account reflect assets attributable to the Contracts and also reflect assets attributable to other variable annuity contracts offered by CILAAC through the Separate Account.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Chase Insurance Life and Annuity Company and
Contract Owners of the CILAAC Variable Annuity Separate Account:

   In our opinion, the accompanying statement of assets, liabilities and contract owners' equity and the related statements of operations and changes in contract owners' equity present fairly, in all material respects, the financial position of the subaccounts of the CILAAC Variable Annuity Separate Account (which includes the following subaccounts: AIM Variable Insurance Funds: AIM V.I. Financial Services, AIM V.I. Health Sciences, AIM V.I. Real Estate, and AIM V.I. Utilities; The Alger American Fund: Alger American Growth, Alger American MidCap Growth, and Alger American Small Capitalization; American Century Variable Portfolios, Inc.: American Century VP Income & Growth and American Century VP Value; Dreyfus Investment Portfolios: Dreyfus IP MidCap Stock and Dreyfus IP Technology Growth; The Dreyfus Socially Responsible Growth Fund, Inc.: Dreyfus Socially Responsible Growth; Dreyfus Variable Investment
Fund: Dreyfus VIF Money Market; Fidelity Variable Insurance Products Fund:
Fidelity VIP Contrafund, Fidelity VIP Equity Income, Fidelity VIP Growth, and Fidelity VIP Index 500; Franklin Templeton Variable Insurance Products Trust:
Franklin Global Communications Securities, Franklin Rising Dividends Securities, Franklin Small Cap Value Securities, Franklin Strategic Income Securities, Franklin U.S. Government, Franklin Zero Coupon 2010, Mutual Discovery Securities, Mutual Shares Securities, and Templeton Developing Markets Securities; J.P. Morgan Series Trust II: JPMorgan International Equity, JPMorgan Mid Cap Value, and JPMorgan Small Company; Janus Aspen Series: Janus Aspen Balanced, Janus Aspen Growth, Janus Aspen Mid Cap Growth, Janus Aspen Mid Cap Value, Janus Aspen Small Company Value, and Janus Aspen Worldwide Growth; One Group Investment Trust: One Group Investment Trust Balanced, One Group Investment Trust Bond, One Group Investment Trust Diversified Equity, One Group Investment Trust Diversified Mid Cap, One Group Investment Trust Equity Index, One Group Investment Trust Government Bond, One Group Investment Trust Large Cap Growth, One Group Investment Trust Mid Cap Growth, and One Group Investment Trust Mid Cap Value; and Oppenheimer Variable Account Funds: Oppenheimer Aggressive Growth, Oppenheimer Capital Appreciation, Oppenheimer Global Securities, Oppenheimer High Income, Oppenheimer Main Street, Oppenheimer Main Street Small Cap, and Oppenheimer Strategic Bond) at December 31, 2004 and the results of each of their operations and the changes in each of their contract owners' equity for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Chase Insurance Life and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards established by the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio shares owned at December 31, 2004 with the underlying funds, provides a reasonable basis for our opinion.

/s/  PricewaterhouseCoopers LLP

Chicago, Illinois
March 18, 2005

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

         STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

                               December 31, 2004
                                (in thousands)


                                             AIM Variable Insurance Funds               The Alger American Fund
                                     -------------------------------------------- ------------------------------------
                                                                                               Alger        Alger
                                      AIM V.I.   AIM V.I.                           Alger     American     American
                                     Financial    Health    AIM V.I.    AIM V.I.   American    MidCap       Small
                                      Services   Sciences  Real Estate Utilities    Growth     Growth   Capitalization
                                     Subaccount Subaccount Subaccount  Subaccount Subaccount Subaccount   Subaccount
                                     ---------- ---------- ----------- ---------- ---------- ---------- --------------
ASSETS
Investments, at current market value    $41        $126       $412        $ 3        $254       $455         $84
Dividends and other receivables.....     --          --         --         --          --         --          --
                                        ---        ----       ----        ---        ----       ----         ---
   Total assets.....................     41         126        412          3         254        455          84
                                        ---        ----       ----        ---        ----       ----         ---
LIABILITIES AND CONTRACT
 OWNERS' EQUITY
Liabilities--Other payables.........     --          --         --         --          --         --          --
                                        ---        ----       ----        ---        ----       ----         ---
Contract Owners' Equity.............    $41        $126       $412        $ 3        $254       $455         $84
                                        ===        ====       ====        ===        ====       ====         ===
ANALYSIS OF CONTRACT OWNERS'
 EQUITY
Accumulation Period.................    $41        $126       $412        $ 3        $254       $455         $84
Annuity Period......................     --          --         --         --          --         --          --
                                        ---        ----       ----        ---        ----       ----         ---
Total Contract Owners' Equity.......    $41        $126       $412        $ 3        $254       $455         $84
                                        ===        ====       ====        ===        ====       ====         ===
Units Outstanding...................      3          10         23          0           7         14           4
                                        ===        ====       ====        ===        ====       ====         ===

                                       American Century
                                     Variable Portfolios, Inc.
                                     -------------------------
                                      American
                                      Century      American
                                     VP Income     Century
                                      & Growth     VP Value
                                     Subaccount   Subaccount
                                     ----------   ----------
ASSETS
Investments, at current market value    $410         $437
Dividends and other receivables.....      --           --
                                        ----         ----
   Total assets.....................     410          437
                                        ----         ----
LIABILITIES AND CONTRACT
 OWNERS' EQUITY
Liabilities--Other payables.........      --           --
                                        ----         ----
Contract Owners' Equity.............    $410         $437
                                        ====         ====
ANALYSIS OF CONTRACT OWNERS'
 EQUITY
Accumulation Period.................    $410         $437
Annuity Period......................      --           --
                                        ----         ----
Total Contract Owners' Equity.......    $410         $437
                                        ====         ====
Units Outstanding...................      57           48
                                        ====         ====

                See accompanying notes to financial statements

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

                               December 31, 2004
                                (in thousands)

                                                 The Dreyfus     Dreyfus
                                                  Socially       Variable
                         Dreyfus Investment      Responsible    Investment
                             Portfolios       Growth Fund, Inc.    Fund     Fidelity Variable Insurance Products Fund
                        --------------------- ----------------- ---------- -------------------------------------------
                        Dreyfus IP Dreyfus IP Dreyfus Socially   Dreyfus    Fidelity   Fidelity   Fidelity   Fidelity
                          MidCap   Technology    Responsible    VIF Money     VIP     VIP Equity    VIP     VIP Index
                          Stock      Growth        Growth         Market   Contrafund   Income     Growth      500
                        Subaccount Subaccount    Subaccount     Subaccount Subaccount Subaccount Subaccount Subaccount
                        ---------- ---------- ----------------- ---------- ---------- ---------- ---------- ----------
ASSETS
Investments, at current
 market value..........    $48        $27            $25          $2,237      $960       $584       $115       $515
Dividends and other
 receivables...........     --         --             --              --        --         --         --         --
                           ---        ---            ---          ------      ----       ----       ----       ----
   Total assets........     48         27             25           2,237       960        584        115        515
                           ---        ---            ---          ------      ----       ----       ----       ----
LIABILITIES AND
 CONTRACT OWNERS'
 EQUITY
Liabilities--Other
 payables..............     --         --             --              --        --         --         --         --
                           ---        ---            ---          ------      ----       ----       ----       ----
Contract Owners' Equity    $48        $27            $25          $2,237      $960       $584       $115       $515
                           ---        ---            ---          ------      ----       ----       ----       ----
ANALYSIS OF CONTRACT
 OWNERS' EQUITY
Accumulation Period....    $48        $27            $25          $2,237      $960       $584       $115       $515
Annuity Period.........     --         --             --              --        --         --         --         --
                           ---        ---            ---          ------      ----       ----       ----       ----
Total Contract Owners'
 Equity................    $48        $27            $25          $2,237      $960       $584       $115       $515
                           ===        ===            ===          ======      ====       ====       ====       ====
Units Outstanding......      3          3              1             226        35         20          4          4
                           ===        ===            ===          ======      ====       ====       ====       ====

                        Franklin Templeton
                        Variable Insurance
                          Products Trust
                        ------------------
                         Franklin Global
                          Communications
                            Securities
                            Subaccount
                        ------------------
ASSETS
Investments, at current
 market value..........        $32
Dividends and other
 receivables...........         --
                               ---
   Total assets........         32
                               ---
LIABILITIES AND
 CONTRACT OWNERS'
 EQUITY
Liabilities--Other
 payables..............         --
                               ---
Contract Owners' Equity        $32
                               ---
ANALYSIS OF CONTRACT
 OWNERS' EQUITY
Accumulation Period....        $32
Annuity Period.........          0
                               ---
Total Contract Owners'
 Equity................        $32
                               ===
Units Outstanding......          3
                               ===

                See accompanying notes to financial statements

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

                               December 31, 2004
                                (in thousands)



                                                   Franklin Templeton Variable Insurance Products Trust
                               ---------------------------------------------------------------------------------------------
                                Franklin   Franklin   Franklin                                                    Templeton
                                 Rising   Small Cap  Strategic                   Franklin     Mutual     Mutual   Developing
                               Dividends    Value      Income      Franklin     Zero Coupon Discovery    Shares    Markets
                               Securities Securities Securities U.S. Government    2010     Securities Securities Securities
                               Subaccount Subaccount Subaccount   Subaccount    Subaccount  Subaccount Subaccount Subaccount
                               ---------- ---------- ---------- --------------- ----------- ---------- ---------- ----------
ASSETS
Investments, at current market
 value........................    $894       $292       $113         $345          $319        $211       $155       $286
Dividends and other
 receivables..................      --         --         --           --            --          --         --         --
                                  ----       ----       ----         ----          ----        ----       ----       ----
   Total assets...............     894        292        113          345           319         211        155        286
                                  ----       ----       ----         ----          ----        ----       ----       ----
LIABILITIES AND CONTRACT
 OWNERS' EQUITY
Liabilities--Other payables...      --         --         --           --            --          --         --         --
                                  ----       ----       ----         ----          ----        ----       ----       ----
Contract Owners' Equity.......    $894       $292       $113         $345          $319        $211       $155       $286
                                  ----       ----       ----         ----          ----        ----       ----       ----
ANALYSIS OF CONTRACT
 OWNERS' EQUITY
Accumulation Period...........    $894       $292       $113         $345          $319        $211       $155       $286
Annuity Period................      --         --         --           --            --          --         --         --
                                  ----       ----       ----         ----          ----        ----       ----       ----
Total Contract Owners' Equity.    $894       $292       $113         $345          $319        $211       $155       $286
                                  ====       ====       ====         ====          ====        ====       ====       ====
Units Outstanding.............      68         18         10           34            31          15         12         16
                                  ====       ====       ====         ====          ====        ====       ====       ====

                                J.P. Morgan
                                  Series
                                 Trust II
                               -------------

                                 JPMorgan
                               International
                                  Equity
                                Subaccount
                               -------------
ASSETS
Investments, at current market
 value........................     $482
Dividends and other
 receivables..................       --
                                   ----
   Total assets...............      482
                                   ----
LIABILITIES AND CONTRACT
 OWNERS' EQUITY
Liabilities--Other payables...       --
                                   ----
Contract Owners' Equity.......     $482
                                   ----
ANALYSIS OF CONTRACT
 OWNERS' EQUITY
Accumulation Period...........     $482
Annuity Period................       --
                                   ----
Total Contract Owners' Equity.     $482
                                   ====
Units Outstanding.............       31
                                   ====

                See accompanying notes to financial statements

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

                               December 31, 2004
                                (in thousands)

                                                                                                                      One Group
                         J.P. Morgan Series                                                                           Investment
                              Trust II                                  Janus Aspen Series                              Trust
                        --------------------- ----------------------------------------------------------------------- ----------
                                                                                              Janus Aspen             One Group
                         JPMorgan   JPMorgan                          Janus Aspen Janus Aspen    Small    Janus Aspen Investment
                         Mid Cap     Small    Janus Aspen Janus Aspen   Mid Cap     Mid Cap     Company    Worldwide    Trust
                          Value     Company    Balanced     Growth      Growth       Value       Value      Growth     Balanced
                        Subaccount Subaccount Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount
                        ---------- ---------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
ASSETS
Investments, at current
 market value..........    $467       $554       $185         $29        $134         $63        $213         $62       $1,605
Dividends and other
 receivables...........      --         --         --          --          --          --          --          --           --
                           ----       ----       ----         ---        ----         ---        ----         ---       ------
   Total assets........     467        554        185          29         134          63         213          62        1,605
                           ----       ----       ----         ---        ----         ---        ----         ---       ------
LIABILITIES AND
 CONTRACT
 OWNERS' EQUITY
Liabilities--Other
 payables..............      --         --         --          --          --          --          --          --          430
                           ----       ----       ----         ---        ----         ---        ----         ---       ------
Contract Owners'
 Equity................    $467       $554       $185         $29        $134         $63        $213         $62       $1,175
                           ----       ----       ----         ---        ----         ---        ----         ---       ------
ANALYSIS OF
 CONTRACT
 OWNERS' EQUITY
Accumulation Period....    $467       $554       $185         $29        $134         $63        $213         $62       $1,175
Annuity Period.........      --         --         --          --          --          --          --          --           --
                           ----       ----       ----         ---        ----         ---        ----         ---       ------
Total Contract Owners'
 Equity................    $467       $554       $185         $29        $134         $63        $213         $62       $1,175
                           ====       ====       ====         ===        ====         ===        ====         ===       ======
Units Outstanding......      32         32          7           1           5           4          14           2          155
                           ====       ====       ====         ===        ====         ===        ====         ===       ======

                See accompanying notes to financial statements

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

                               December 31, 2004
                                (in thousands)



                                                               One Group Investment Trust
                                -----------------------------------------------------------------------------------------
                                            One Group   One Group  One Group  One Group  One Group  One Group
                                           Investment  Investment  Investment Investment Investment Investment One Group
                                One Group     Trust       Trust      Trust      Trust      Trust    Trust Mid  Investment
                                Investment Diversified Diversified   Equity   Government Large Cap     Cap     Trust Mid
                                Trust Bond   Equity      Mid Cap     Index       Bond      Growth     Growth   Cap Value
                                Subaccount Subaccount  Subaccount  Subaccount Subaccount Subaccount Subaccount Subaccount
                                ---------- ----------- ----------- ---------- ---------- ---------- ---------- ----------
ASSETS
Investments, at current market
 value.........................   $9,607     $6,186      $1,256      $4,264     $9,548     $2,298     $2,454     $4,524
Dividends and other receivables       --         --          --          --         --         --         --         --
                                  ------     ------      ------      ------     ------     ------     ------     ------
   Total assets................    9,607      6,186       1,256       4,264      9,548      2,298      2,454      4,524
                                  ------     ------      ------      ------     ------     ------     ------     ------
LIABILITIES AND CONTRACT
 OWNERS' EQUITY
Liabilities--Other payables....    3,148      1,645         203       1,160      3,133        606        626      1,092
                                  ------     ------      ------      ------     ------     ------     ------     ------
Contract Owners' Equity........   $6,459     $4,541      $1,053      $3,104     $6,415     $1,692     $1,828     $3,432
                                  ------     ------      ------      ------     ------     ------     ------     ------
ANALYSIS OF CONTRACT
 OWNERS' EQUITY
Accumulation Period............   $6,459     $4,541      $1,053      $3,104     $6,415     $1,692     $1,828     $3,432
Annuity Period.................       --         --          --          --         --         --         --         --
                                  ------     ------      ------      ------     ------     ------     ------     ------
Total Contract Owners' Equity..   $6,459     $4,541      $1,053      $3,104     $6,415     $1,692     $1,828     $3,432
                                  ======     ======      ======      ======     ======     ======     ======     ======
Units Outstanding..............      946        594         113         400        936        221        227        407
                                  ======     ======      ======      ======     ======     ======     ======     ======

                                  Oppenheimer
                                Variable Account
                                     Funds
                                ----------------


                                  Oppenheimer
                                   Aggressive
                                     Growth
                                   Subaccount
                                ----------------
ASSETS
Investments, at current market
 value.........................       $40
Dividends and other receivables        --
                                      ---
   Total assets................        40
                                      ---
LIABILITIES AND CONTRACT
 OWNERS' EQUITY
Liabilities--Other payables....        --
                                      ---
Contract Owners' Equity........       $40
                                      ---
ANALYSIS OF CONTRACT
 OWNERS' EQUITY
Accumulation Period............       $40
Annuity Period.................        --
                                      ---
Total Contract Owners' Equity..       $40
                                      ===
Units Outstanding..............         3
                                      ===

                See accompanying notes to financial statements

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

                               December 31, 2004
                                (in thousands)

                                                           Oppenheimer Variable Account Funds
                                        ------------------------------------------------------------------------
                                        Oppenheimer  Oppenheimer                         Oppenheimer Oppenheimer
                                          Capital      Global    Oppenheimer Oppenheimer Main Street  Strategic
                                        Appreciation Securities  High Income Main Street  Small Cap     Bond
                                         Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount
                                        ------------ ----------- ----------- ----------- ----------- -----------
ASSETS
Investments, at current market value...     $219        $476        $467         $77        $385        $317
Dividends and other receivables........       --          --          --          --          --          --
                                            ----        ----        ----         ---        ----        ----
   Total assets........................      219         476         467          77         385         317
                                            ----        ----        ----         ---        ----        ----
LIABILITIES AND CONTRACT OWNERS' EQUITY
Liabilities--Other payables............       --          --          --          --          --          --
                                            ----        ----        ----         ---        ----        ----
Contract Owners' Equity................     $219        $476        $467         $77        $385        $317
                                            ----        ----        ----         ---        ----        ----
ANALYSIS OF CONTRACT OWNERS' EQUITY
Accumulation Period....................     $219        $476        $467         $77        $385        $317
Annuity Period.........................       --          --          --          --          --          --
                                            ----        ----        ----         ---        ----        ----
Total Contract Owners' Equity..........     $219        $476        $467         $77        $385        $317
                                            ====        ====        ====         ===        ====        ====
Units Outstanding......................       17          29          39           6          24          27
                                            ====        ====        ====         ===        ====        ====


                See accompanying notes to financial statements

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

                            STATEMENT OF OPERATIONS

                     For the year ended December 31, 2004
                                (in thousands)


                                             AIM Variable Insurance Funds               The Alger American Fund
                                     -------------------------------------------- ------------------------------------
                                                                                               Alger        Alger
                                      AIM V.I.   AIM V.I.                           Alger     American     American
                                     Financial    Health    AIM V.I.    AIM V.I.   American    MidCap       Small
                                      Services   Sciences  Real Estate Utilities    Growth     Growth   Capitalization
                                     Subaccount Subaccount Subaccount  Subaccount Subaccount Subaccount   Subaccount
                                     ---------- ---------- ----------- ---------- ---------- ---------- --------------
REVENUE
Dividend income.....................    $--        $--         $ 8        $--        $--        $--          $--
EXPENSES
Mortality and expense risk charges..     --          1           1         --          1          1           --
                                        ---        ---         ---        ---        ---        ---          ---
Net investment income (loss)........     --         (1)          7         --         (1)        (1)          --
                                        ---        ---         ---        ---        ---        ---          ---
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of
 investments........................     --         --           2         --         --          1           --
Change in unrealized appreciation of
 investments........................      2         11          28         --         24         51            6
                                        ---        ---         ---        ---        ---        ---          ---
Net realized and unrealized gain on
 investments........................      2         11          30         --         24         52            6
                                        ---        ---         ---        ---        ---        ---          ---
Net increase (decrease) in contract
 owners' equity resulting from
 operations.........................    $ 2        $10         $37        $--        $23        $51          $ 6
                                        ===        ===         ===        ===        ===        ===          ===

                                       American Century
                                     Variable Portfolios, Inc.
                                     ------------------------
                                      American
                                      Century      American
                                     VP Income     Century
                                      & Growth     VP Value
                                     Subaccount   Subaccount
                                     ----------   ----------
REVENUE
Dividend income.....................    $--          $--
EXPENSES
Mortality and expense risk charges..      1            1
                                        ---          ---
Net investment income (loss)........     (1)          (1)
                                        ---          ---
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of
 investments........................     --           --
Change in unrealized appreciation of
 investments........................     26           23
                                        ---          ---
Net realized and unrealized gain on
 investments........................     26           23
                                        ---          ---
Net increase (decrease) in contract
 owners' equity resulting from
 operations.........................    $25          $22
                                        ===          ===

                See accompanying notes to financial statements

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

                     For the year ended December 31, 2004
                                (in thousands)

                                                     The Dreyfus     Dreyfus
                                                      Socially       Variable
                             Dreyfus Investment      Responsible    Investment
                                 Portfolios       Growth Fund, Inc.    Fund     Fidelity Variable Insurance Products Fund
                            --------------------- ----------------- ---------- ------------------------------------------
                            Dreyfus IP Dreyfus IP Dreyfus Socially   Dreyfus    Fidelity   Fidelity   Fidelity   Fidelity
                              MidCap   Technology    Responsible    VIF Money     VIP     VIP Equity    VIP     VIP Index
                              Stock      Growth        Growth         Market   Contrafund   Income     Growth      500
                            Subaccount Subaccount    Subaccount     Subaccount Subaccount Subaccount Subaccount Subaccount
                            ---------- ---------- ----------------- ---------- ---------- ---------- ---------- ----------
REVENUE
Dividend income............    $ 1        $--            $--           $ 8        $--        $--        $--        $--
EXPENSES
Mortality and expense risk
 charges...................     --         --             --            10          3          1         --          1
                               ---        ---            ---           ---        ---        ---        ---        ---
Net investment income
 (loss)....................      1         --             --            (2)        (3)        (1)        --         (1)
                               ---        ---            ---           ---        ---        ---        ---        ---
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS
Net realized gain (loss) on
 sale of investments.......     --         --             --            --         --         --         --          1
Change in unrealized
 appreciation of
 investments...............      4          1              2            --         63         31          8         25
                               ---        ---            ---           ---        ---        ---        ---        ---
Net realized and unrealized
 gain on investments.......      4          1              2            --         63         31          8         26
                               ---        ---            ---           ---        ---        ---        ---        ---
Net increase (decrease) in
 contract owners' equity
 resulting from
 operations................    $ 5        $ 1            $ 2           $(2)       $60        $30        $ 8        $25
                               ===        ===            ===           ===        ===        ===        ===        ===

                            Franklin Templeton
                            Variable Insurance
                              Products Trust
                            ------------------
                             Franklin Global
                              Communications
                                Securities
                                Subaccount
                            ------------------
REVENUE
Dividend income............        $--
EXPENSES
Mortality and expense risk
 charges...................         --
                                   ---
Net investment income
 (loss)....................         --
                                   ---
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS
Net realized gain (loss) on
 sale of investments.......         --
Change in unrealized
 appreciation of
 investments...............          4
                                   ---
Net realized and unrealized
 gain on investments.......          4
                                   ---
Net increase (decrease) in
 contract owners' equity
 resulting from
 operations................        $ 4
                                   ===

                See accompanying notes to financial statements

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

                     For the year ended December 31, 2004
                                (in thousands)



                                                        Franklin Templeton Variable Insurance Products Trust
                                    --------------------------------------------------------------------------------------------
                                     Franklin   Franklin   Franklin                                                    Templeton
                                      Rising   Small Cap  Strategic                   Franklin     Mutual     Mutual   Developing
                                    Dividends    Value      Income      Franklin     Zero Coupon Discovery    Shares    Markets
                                    Securities Securities Securities U.S. Government    2010     Securities Securities Securities
                                    Subaccount Subaccount Subaccount   Subaccount    Subaccount  Subaccount Subaccount Subaccount
                                    ---------- ---------- ---------- --------------- ----------- ---------- ---------- ----------
REVENUE
Dividend income....................    $--        $--        $--           $ 1           $--        $--        $--        $--
EXPENSES
Mortality and expense risk
 charges...........................      3          1         --             1             1         --          1          1
                                       ---        ---        ---           ---           ---        ---        ---        ---
Net investment income (loss).......     (3)        (1)        --            --            (1)        --         (1)        (1)
                                       ---        ---        ---           ---           ---        ---        ---        ---
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain (loss) on sale of
 investments.......................     --          1         --            --            --         --          1         --
Change in unrealized appreciation
 of investments....................     45         20          3             3             3         12         10         23
                                       ---        ---        ---           ---           ---        ---        ---        ---
Net realized and unrealized gain on
 investments.......................     45         21          3             3             3         12         11         23
                                       ---        ---        ---           ---           ---        ---        ---        ---
Net increase (decrease) in contract
 owners' equity resulting from
 operations........................    $42        $20        $ 3           $ 3           $ 2        $12        $10        $22
                                       ===        ===        ===           ===           ===        ===        ===        ===

                                     J.P. Morgan
                                       Series
                                      Trust II
                                    -------------

                                      JPMorgan
                                    International
                                       Equity
                                     Subaccount
                                    -------------
REVENUE
Dividend income....................      $--
EXPENSES
Mortality and expense risk
 charges...........................        2
                                         ---
Net investment income (loss).......       (2)
                                         ---
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain (loss) on sale of
 investments.......................       --
Change in unrealized appreciation
 of investments....................       44
                                         ---
Net realized and unrealized gain on
 investments.......................       44
                                         ---
Net increase (decrease) in contract
 owners' equity resulting from
 operations........................      $42
                                         ===

                See accompanying notes to financial statements

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

                     For the year ended December 31, 2004
                                (in thousands)


                                      J.P. Morgan Series
                                           Trust II                                  Janus Aspen Series
                                     --------------------  -----------------------------------------------------------
                                                                                                           Janus Aspen
                                      JPMorgan   JPMorgan                          Janus Aspen Janus Aspen    Small
                                      Mid Cap     Small    Janus Aspen Janus Aspen   Mid Cap     Mid Cap     Company
                                       Value     Company    Balanced     Growth      Growth       Value       Value
                                     Subaccount Subaccount Subaccount  Subaccount  Subaccount  Subaccount  Subaccount
                                     ---------- ---------- ----------- ----------- ----------- ----------- -----------
REVENUE
Dividend income.....................    $--        $--         $ 3         $--         $--         $--         $ 4
EXPENSES
Mortality and expense risk charges..      1          1          --          --          --          --          --
                                        ---        ---         ---         ---         ---         ---         ---
Net investment income (loss)........     (1)        (1)          3          --          --          --           4
                                        ---        ---         ---         ---         ---         ---         ---
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of
 investments........................     --          1          --          --          --          --          --
Change in unrealized appreciation of
 investments........................     27         43           2           2          16           2           7
                                        ---        ---         ---         ---         ---         ---         ---
Net realized and unrealized gain on
 investments........................     27         44           2           2          16           2           7
                                        ---        ---         ---         ---         ---         ---         ---
Net increase (decrease) in contract
 owners' equity resulting from
 operations.........................    $26        $43         $ 5         $ 2         $16         $ 2         $11
                                        ===        ===         ===         ===         ===         ===         ===

                                                 One Group
                                                 Investment
                                                   Trust
                                     ----------------------
                                                 One Group
                                     Janus Aspen Investment
                                      Worldwide    Trust
                                       Growth     Balanced
                                     Subaccount  Subaccount
                                     ----------- ----------
REVENUE
Dividend income.....................     $--        $--
EXPENSES
Mortality and expense risk charges..      --          7
                                         ---        ---
Net investment income (loss)........      --         (7)
                                         ---        ---
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of
 investments........................      --         --
Change in unrealized appreciation of
 investments........................       4         55
                                         ---        ---
Net realized and unrealized gain on
 investments........................       4         55
                                         ---        ---
Net increase (decrease) in contract
 owners' equity resulting from
 operations.........................     $ 4        $48
                                         ===        ===

                See accompanying notes to financial statements

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

                     For the year ended December 31, 2004
                                (in thousands)



                                                           One Group Investment Trust
                            ----------------------------------------------------------------------------------------
                                        One Group   One Group  One Group  One Group  One Group  One Group
                                       Investment  Investment  Investment Investment Investment Investment One Group
                            One Group     Trust       Trust      Trust      Trust      Trust    Trust Mid  Investment
                            Investment Diversified Diversified   Equity   Government Large Cap     Cap     Trust Mid
                            Trust Bond   Equity      Mid Cap     Index       Bond      Growth     Growth   Cap Value
                            Subaccount Subaccount  Subaccount  Subaccount Subaccount Subaccount Subaccount Subaccount
                            ---------- ----------- ----------- ---------- ---------- ---------- ---------- ----------
REVENUE
Dividend income............    $ --       $ --        $ --        $ --       $ --       $ --       $ --       $ --
EXPENSES
Mortality and expense risk
 charges...................      39         27           7          19         39         10         11         21
                               ----       ----        ----        ----       ----       ----       ----       ----
Net investment income
 (loss)....................     (39)       (27)         (7)        (19)       (39)       (10)       (11)       (21)
                               ----       ----        ----        ----       ----       ----       ----       ----
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS
Net realized gain (loss) on
 sale of investments.......      --         --          --          --         --         (1)        (1)        --
Change in unrealized
 appreciation of
 investments...............     115        285         111         224        129        110        160        307
                               ----       ----        ----        ----       ----       ----       ----       ----
Net realized and unrealized
 gain on investments.......     115        285         111         224        129        109        159        307
                               ----       ----        ----        ----       ----       ----       ----       ----
Net increase (decrease) in
 contract owners' equity
 resulting from
 operations................    $ 76       $258        $104        $205       $ 90       $ 99       $148       $286
                               ====       ====        ====        ====       ====       ====       ====       ====

                              Oppenheimer
                            Variable Account
                                 Funds
                            ----------------


                              Oppenheimer
                               Aggressive
                                 Growth
                               Subaccount
                            ----------------
REVENUE
Dividend income............       $--
EXPENSES
Mortality and expense risk
 charges...................        --
                                  ---
Net investment income
 (loss)....................        --
                                  ---
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS
Net realized gain (loss) on
 sale of investments.......        --
Change in unrealized
 appreciation of
 investments...............         4
                                  ---
Net realized and unrealized
 gain on investments.......         4
                                  ---
Net increase (decrease) in
 contract owners' equity
 resulting from
 operations................       $ 4
                                  ===

                See accompanying notes to financial statements

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

                     For the year ended December 31, 2004
                                (in thousands)

                                                                      Oppenheimer Variable Account Funds
                                                   -----------------------------------------------------------------------
                                                   Oppenheimer  Oppenheimer                         Oppenheimer Oppenheimer
                                                     Capital      Global    Oppenheimer Oppenheimer Main Steet   Strategic
                                                   Appreciation Securities  High Income Main Street  Small Cap     Bond
                                                    Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount
                                                   ------------ ----------- ----------- ----------- ----------- -----------
REVENUE
Dividend income...................................     $--          $--         $--         $--         $--         $--
EXPENSES
Mortality and expense risk charges................       1            1           2          --           1           1
                                                       ---          ---         ---         ---         ---         ---
Net investment income (loss)......................      (1)          (1)         (2)         --          (1)         (1)
                                                       ---          ---         ---         ---         ---         ---
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments...       1            2           1           1          --          --
Change in unrealized appreciation of investments..      11           46          18           2          30          10
                                                       ---          ---         ---         ---         ---         ---
Net realized and unrealized gain on investments...      12           48          19           3          30          10
                                                       ---          ---         ---         ---         ---         ---
Net increase (decrease) in contract owners' equity
 resulting from operations........................     $11          $47         $17         $ 3         $29         $ 9
                                                       ===          ===         ===         ===         ===         ===

                See accompanying notes to financial statements

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

                STATEMENT OF CHANGES IN CONTRACT OWNERS' EQUITY

                     For the year ended December 31, 2004
                                (in thousands)


                                            AIM Variable Insurance Funds
                             -----------------------------------------------------------

                                AIM V.I.        AIM V.I.
                               Financial         Health         AIM V.I.        AIM V.I.
                                Services        Sciences      Real Estate      Utilities
                             Subaccount/(a)/ Subaccount/(a)/ Subaccount/(a)/ Subaccount/(a)/
                             --------------  --------------  --------------  --------------
OPERATIONS
Net investment income
 (loss).....................      $--             $ (1)           $  7            $--
Net realized gain (loss) on
 sale of investments........       --               --               2             --
Change in unrealized
 appreciation of
 investments................        2               11              28             --
                                  ---             ----            ----            ---
   Net increase (decrease)
    in contract owners'
    equity resulting from
    operations..............        2               10              37             --
                                  ---             ----            ----            ---
CONTRACT OWNERS'
 EQUITY
 TRANSACTIONS
Proceeds from sales.........       17              107             371              3
Net transfer (to) from
 affiliate and
 subaccounts................       22               10               4             --
Payments for redemptions....       --               (1)             --             --
Maintenance fees............       --               --              --             --
Premium Tax.................       --               --              --             --
Annuity payout reserve
 adjustment.................       --               --              --             --
                                  ---             ----            ----            ---
      Net increase from
       contract owners'
       equity
       transactions.........       39              116             375              3
                                  ---             ----            ----            ---
Total increase in contract
 owners' equity.............       41              126             412              3
CONTRACT OWNERS'
 EQUITY
Beginning of period.........       --               --              --             --
                                  ---             ----            ----            ---
End of period...............      $41             $126            $412            $ 3
                                  ===             ====            ====            ===

                                                                               American Century Variable
                                       The Alger American Fund                     Portfolios, Inc.
                             --------------------------------------------    ----------------------------
                                                 Alger           Alger          American
                                 Alger          American        American       Century VP       American
                                American         MidCap          Small          Income &       Century VP
                                 Growth          Growth      Capitalization      Growth          Value
                             Subaccount/(b)/ Subaccount/(b)/ Subaccount/(b)/ Subaccount/(c)/ Subaccount/(c)/
                             --------------  --------------  --------------  --------------  --------------
OPERATIONS
Net investment income
 (loss).....................      $ (1)           $ (1)           $--             $ (1)           $ (1)
Net realized gain (loss) on
 sale of investments........        --               1             --               --              --
Change in unrealized
 appreciation of
 investments................        24              51              6               26              23
                                  ----            ----            ---             ----            ----
   Net increase (decrease)
    in contract owners'
    equity resulting from
    operations..............        23              51              6               25              22
                                  ----            ----            ---             ----            ----
CONTRACT OWNERS'
 EQUITY
 TRANSACTIONS
Proceeds from sales.........       231             370             54              358             398
Net transfer (to) from
 affiliate and
 subaccounts................        --              34             24               30              19
Payments for redemptions....        --              --             --               (2)             (2)
Maintenance fees............        --              --             --               (1)             --
Premium Tax.................        --              --             --               --              --
Annuity payout reserve
 adjustment.................        --              --             --               --              --
                                  ----            ----            ---             ----            ----
      Net increase from
       contract owners'
       equity
       transactions.........       231             404             78              385             415
                                  ----            ----            ---             ----            ----
Total increase in contract
 owners' equity.............       254             455             84              410             437
CONTRACT OWNERS'
 EQUITY
Beginning of period.........        --              --             --               --              --
                                  ----            ----            ---             ----            ----
End of period...............      $254            $455            $84             $410            $437
                                  ====            ====            ===             ====            ====

--------
/(a)/For the period (commencement of operations): July 12, 2004--AIM V.I.
     Financial Services Subaccount; June 17, 2004--AIM V.I. Health Services Subaccount; June 17, 2004--AIM V.I. Real Estate Subaccount and July 16, 2004 - AIM V.I. Utilities Subaccount to December 31, 2004.

/(b)/For the period (commencement of operations): June 10, 2004--Alger American
     Growth Subaccount; June 8, 2004--Alger American MidCap Growth Subaccount and June 15, 2004--Alger American Small Capitalization Subaccount to December 31, 2004.

/(c)/For the period (commencement of operations): June 16, 2004--American
     Century VP Income & Growth Subaccount and June 8, 2004--American Century VP Value Subaccount to December 31, 2004.

                See accompanying notes to financial statements

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

                     For the year ended December 31, 2004
                                (in thousands)

                                                          The Dreyfus
                                                            Socially        Dreyfus
                                                          Responsible       Variable
                              Dreyfus Investment             Growth        Investment
                                  Portfolios               Fund, Inc.         Fund
                         -----------------------------   --------------  --------------
                                                            Dreyfus
                           Dreyfus IP      Dreyfus IP       Socially
                             MidCap        Technology     Responsible     Dreyfus VIF
                             Stock           Growth          Growth       Money Market
                         Subaccount/(d)/ Subaccount/(d)/ Subaccount/(d)/ Subaccount/(d)/
                         --------------  --------------  --------------  --------------
OPERATIONS
Net investment income
 (loss).................      $ 1             $--             $--            $   (2)
Net realized gain (loss)
 on sale of
 investments............       --              --              --                --
Change in unrealized
 appreciation of
 investments............        4               1               2                --
                              ---             ---             ---            ------
   Net increase
    (decrease) in
    contract owners'
    equity resulting
    from
    operations..........        5               1               2                (2)
                              ---             ---             ---            ------
CONTRACT
 OWNERS' EQUITY
 TRANSACTIONS
Proceeds from sales.....       44              22              22             1,562
Net transfer (to) from
 affiliate and
 subaccounts............       --               4               1               687
Payments for
 redemptions............       (1)             --              --               (10)
Maintenance fees........       --              --              --                --
Premium Tax.............       --              --              --                --
Annuity payout reserve
 adjustment.............       --              --              --                --
                              ---             ---             ---            ------
    Net increase
     from contract
     owners' equity
     transactions.......       43              26              23             2,239
Total increase in
 contract owners'
 equity.................       48              27              25             2,237
CONTRACT
 OWNERS' EQUITY
Beginning of period.....       --              --              --                --
                              ---             ---             ---            ------
End of period...........      $48             $27             $25            $2,237
                              ===             ===             ===            ======

                                                                                            Franklin
                                                                                            Templeton
                                                                                            Variable
                                                                                            Insurance
                                  Fidelity Variable Insurance Products Fund              Products Trust
                         ----------------------------------------------------------      ---------------

                                                                                         Franklin Global
                          Fidelity VIP    Fidelity VIP    Fidelity VIP    Fidelity VIP   Communications
                           Contrafund    Equity Income       Growth        Index 500       Securities
                         Subaccount/(e)/ Subaccount/(e)/ Subaccount/(e)/ Subaccount/(e)/ Subaccount/(f)/
                         --------------  --------------  --------------  --------------  ---------------
OPERATIONS
Net investment income
 (loss).................      $ (3)           $ (1)           $ --            $ (1)            $--
Net realized gain (loss)
 on sale of
 investments............        --              --              --               1              --
Change in unrealized
 appreciation of
 investments............        63              31               8              25               4
                              ----            ----            ----            ----             ---
   Net increase
    (decrease) in
    contract owners'
    equity resulting
    from
    operations..........        60              30               8              25               4
                              ----            ----            ----            ----             ---
CONTRACT
 OWNERS' EQUITY
 TRANSACTIONS
Proceeds from sales.....       852             523             105             453              27
Net transfer (to) from
 affiliate and
 subaccounts............        51              32               4              38               1
Payments for
 redemptions............        (2)             --              (2)             --              --
Maintenance fees........        (1)             (1)             --              (1)             --
Premium Tax.............        --              --              --              --              --
Annuity payout reserve
 adjustment.............        --              --              --              --              --
                              ----            ----            ----            ----             ---
    Net increase
     from contract
     owners' equity
     transactions.......       900             554             107             490              28
Total increase in
 contract owners'
 equity.................       960             584             115             515              32
CONTRACT
 OWNERS' EQUITY
Beginning of period.....        --              --              --              --              --
                              ----            ----            ----            ----             ---
End of period...........      $960            $584            $115            $515             $32
                              ====            ====            ====            ====             ===

--------
/(d)/For the period (commencement of operations): June 16, 2004--Dreyfus IP
     MidCap Stock Subaccount; July 29, 2004--Dreyfus IP Technology Growth Subaccount; August 23, 2004--Dreyfus Socially Responsible Growth Subaccount and May 27, 2004--Dreyfus VIF Money Market Subaccount to December 31, 2004.

/(e)/For the period (commencement of operations): June 8, 2004--Fidelity VIP
     Contrafund Subaccount; June 16, 2004--Fidelity VIP Equity Income Subaccount; June 9, 2004--Fidelity VIP Growth Subaccount and June 17, 2004
     - Fidelity VIP Index 500 Subaccount to December 31, 2004.

/(f)/For the period (commencement of operations): June 21, 2004--Franklin
     Global Communications Securities Subaccount to December 31, 2004.

                See accompanying notes to financial statements

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

                     For the year ended December 31, 2004
                                (in thousands)


                                                              Franklin Templeton Variable Insurance Products Trust
                             -----------------------------------------------------------------------------------------------
                                Franklin        Franklin        Franklin                        Franklin
                                 Rising        Small Cap       Strategic        Franklin          Zero           Mutual
                               Dividends         Value           Income           U.S.           Coupon        Discovery
                               Securities      Securities      Securities      Government         2010         Securities
                             Subaccount/(g)/ Subaccount/(g)/ Subaccount/(g)/ Subaccount/(g)/ Subaccount/(g)/ Subaccount/(g)/
                             --------------  --------------  --------------  --------------  --------------  --------------
OPERATIONS
Net investment income
 (loss).....................      $ (3)           $ (1)           $ --            $ --            $ (1)           $ --
Net realized gain (loss) on
 sale of investments........        --               1              --              --              --              --
Change in unrealized
 appreciation of
 investments................        45              20               3               3               3              12
                                  ----            ----            ----            ----            ----            ----
   Net increase (decrease)
    in contract owners'
    equity resulting from
    operations..............        42              20               3               3               2              12
                                  ----            ----            ----            ----            ----            ----
CONTRACT OWNERS'
 EQUITY
 TRANSACTIONS
Proceeds from sales.........       811             229             110             300             289             171
Net transfer (to) from
 affiliate and
 subaccounts................        41              44               1              43              29              29
Payments for redemptions....        --              (1)             (1)             --              --              (1)
Maintenance fees............        --              --              --              (1)             (1)             --
Premium Tax.................        --              --              --              --              --              --
Annuity payout reserve
 adjustment.................        --              --              --              --              --              --
                                  ----            ----            ----            ----            ----            ----
   Net increase from
    contract owners'
    equity transactions.....       852             272             110             342             317             199
                                  ----            ----            ----            ----            ----            ----
Total increase in contract
 owners' equity.............       894             292             113             345             319             211
CONTRACT OWNERS'
 EQUITY
Beginning of period.........        --              --              --              --              --              --
                                  ----            ----            ----            ----            ----            ----
End of period...............      $894            $292            $113            $345            $319            $211
                                  ====            ====            ====            ====            ====            ====

                                                               J.P. Morgan
                                                             Series Trust II
                             -----------------------         ---------------
                                               Templeton
                                 Mutual        Developing       JPMorgan
                                 Shares         Markets       International
                               Securities      Securities        Equity
                             Subaccount/(g)/ Subaccount/(g)/ Subaccount/(h)/
                             --------------  --------------  ---------------
OPERATIONS
Net investment income
 (loss).....................      $ (1)           $ (1)           $ (2)
Net realized gain (loss) on
 sale of investments........         1              --              --
Change in unrealized
 appreciation of
 investments................        10              23              44
                                  ----            ----            ----
   Net increase (decrease)
    in contract owners'
    equity resulting from
    operations..............        10              22              42
                                  ----            ----            ----
CONTRACT OWNERS'
 EQUITY
 TRANSACTIONS
Proceeds from sales.........       137             120             410
Net transfer (to) from
 affiliate and
 subaccounts................         8             145              33
Payments for redemptions....        --              (1)             (2)
Maintenance fees............        --              --              (1)
Premium Tax.................        --              --              --
Annuity payout reserve
 adjustment.................        --              --              --
                                  ----            ----            ----
   Net increase from
    contract owners'
    equity transactions.....       145             264             440
                                  ----            ----            ----
Total increase in contract
 owners' equity.............       155             286             482
CONTRACT OWNERS'
 EQUITY
Beginning of period.........        --              --              --
                                  ----            ----            ----
End of period...............      $155            $286            $482
                                  ====            ====            ====

--------
/(g)/For the period (commencement of operations): June 10, 2004--Franklin
     Rising Dividends Securities Subaccount; June 17, 2004--Franklin Small Cap Value Securities Subaccount; July 15, 2004--Franklin Strategic Income Securities Subaccount; June 8, 2004--Franklin U.S. Government Subaccount; June 16, 2004--Franklin Zero Coupon 2010 Subaccount; June 10, 2004--Mutual Discovery Securities Subaccount; July 8, 2004--Mutual Shares Securities Subaccount and June 9, 2004--Templeton Developing Markets Securities Subaccount to December 31, 2004.

/(h)/For the period (commencement of operations): June 16, 2004--JPMorgan
     International Equity Subaccount to December 31, 2004.

                See accompanying notes to financial statements

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

                     For the year ended December 31, 2004
                                (in thousands)



                                  J.P. Morgan Series Trust II                                       Janus Aspen Series
                                 ----------------------------    ---------------------------------------------------------------

                                    JPMorgan        JPMorgan                                      Janus Aspen     Janus Aspen
                                    Mid Cap          Small        Janus Aspen     Janus Aspen       Mid Cap         Mid Cap
                                     Value          Company         Balanced         Growth          Growth          Value
                                 Subaccount/(i)/ Subaccount/(i)/ Subaccount/(j)/ Subaccount/(j)/ Subaccount/(j)/ Subaccount/(j)/
                                 --------------  --------------  --------------  --------------  --------------  --------------
OPERATIONS
Net investment income (loss)....      $ (1)           $ (1)           $  3            $--             $ --            $--
Net realized gain (loss) on sale
 of investments.................        --               1              --             --               --             --
Change in unrealized
 appreciation of
 investments....................        27              43               2              2               16              2
                                      ----            ----            ----            ---             ----            ---
   Net increase (decrease) in
    contract owners' equity
    resulting from
    operations..................        26              43               5              2               16              2
                                      ----            ----            ----            ---             ----            ---
CONTRACT OWNERS'
 EQUITY TRANSACTIONS
Proceeds from sales.............       328             505             173             32              128             36
Net transfer (to) from affiliate
 and subaccounts................       114               8               9             (4)              (8)            25
Payments for redemptions........        (1)             (2)             (2)            (1)              (2)            --
Maintenance fees................        --              --              --             --               --             --
Premium Tax.....................        --              --              --             --               --             --
Annuity payout reserve
 adjustment.....................        --              --              --             --               --             --
                                      ----            ----            ----            ---             ----            ---
      Net increase from
       contract owners'
       equity
       transactions.............       441             511             180             27              118             61
                                      ----            ----            ----            ---             ----            ---
Total increase in contract
 owners' equity.................       467             554             185             29              134             63
CONTRACT OWNERS'
 EQUITY
Beginning of period.............        --              --              --             --               --             --
                                      ----            ----            ----            ---             ----            ---
End of period...................      $467            $554            $185            $29             $134            $63
                                      ====            ====            ====            ===             ====            ===

                                                                   One Group
                                                                   Investment
                                                                     Trust
                                 --------------------------      --------------
                                  Janus Aspen                      One Group
                                     Small        Janus Aspen      Investment
                                    Company        Worldwide         Trust
                                     Value           Growth         Balanced
                                 Subaccount/(j)/ Subaccount/(j)/ Subaccount/(k)/
                                 --------------  --------------  --------------
OPERATIONS
Net investment income (loss)....      $  4            $--            $   (7)
Net realized gain (loss) on sale
 of investments.................        --             --                --
Change in unrealized
 appreciation of
 investments....................         7              4                55
                                      ----            ---            ------
   Net increase (decrease) in
    contract owners' equity
    resulting from
    operations..................        11              4                48
                                      ----            ---            ------
CONTRACT OWNERS'
 EQUITY TRANSACTIONS
Proceeds from sales.............       194             53               848
Net transfer (to) from affiliate
 and subaccounts................         9              5               289
Payments for redemptions........        (1)            --               (10)
Maintenance fees................        --             --                --
Premium Tax.....................        --             --                --
Annuity payout reserve
 adjustment.....................        --             --                --
                                      ----            ---            ------
      Net increase from
       contract owners'
       equity
       transactions.............       202             58             1,127
                                      ----            ---            ------
Total increase in contract
 owners' equity.................       213             62             1,175
CONTRACT OWNERS'
 EQUITY
Beginning of period.............        --             --                --
                                      ----            ---            ------
End of period...................      $213            $62            $1,175
                                      ====            ===            ======

--------
/(i)/For the period (commencement of operations): June 8, 2004--JPMorgan Mid
     Cap Value Subaccount and June 16, 2004--JPMorgan Small Company Subaccount to December 31, 2004.

/(j)/For the period (commencement of operations): June 17, 2004--Janus Aspen
     Balanced Subaccount; June 16, 2004--Janus Aspen Growth Subaccount; June 15, 2004--Janus Aspen Mid Cap Growth Subaccount; June 15, 2004--Janus Aspen Mid Cap Value Subaccount; June 16, 2004--Janus Aspen Small Company Value Subaccount and June 17, 2004--Janus Aspen Worldwide Growth Subaccount to December 31, 2004.

/(k)/For the period (commencement of operations): April 7, 2004--One Group
     Investment Trust Balanced Subaccount to December 31, 2004.

                See accompanying notes to financial statements

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

                     For the year ended December 31, 2004
                                (in thousands)




                                                                               One Group Investment Trust
                                 -----------------------------------------------------------------------------------------------
                                                   One Group       One Group                       One Group
                                                   Investment      Investment      One Group       Investment      One Group
                                   One Group         Trust           Trust         Investment        Trust         Investment
                                   Investment     Diversified     Diversified     Trust Equity     Government     Trust Large
                                   Trust Bond        Equity         Mid Cap          Index            Bond         Cap Growth
                                 Subaccount/(l)/ Subaccount/(l)/ Subaccount/(l)/ Subaccount/(l)/ Subaccount/(l)/ Subaccount/(l)/
                                 --------------  --------------  --------------  --------------  --------------  --------------
OPERATIONS
Net investment income (loss)....     $  (39)         $  (27)         $   (7)         $  (19)         $  (39)         $  (10)
Net realized gain (loss) on sale
 of investments.................         --              --              --              --              --              (1)
Change in unrealized
 appreciation of
 investments....................        115             285             111             224             129             110
                                     ------          ------          ------          ------          ------          ------
   Net increase (decrease) in
    contract owners' equity
    resulting from
    operations..................         76             258             104             205              90              99
                                     ------          ------          ------          ------          ------          ------
CONTRACT OWNERS'
 EQUITY TRANSACTIONS
Proceeds from sales.............      4,336           3,138             790           2,080           4,292           1,185
Net transfer (to) from affiliate
 and subaccounts................      2,116           1,199             174             855           2,102             430
Payments for redemptions........        (69)            (53)            (15)            (36)            (69)            (22)
Maintenance fees................         --              (1)             --              --              --              --
Premium Tax.....................         --              --              --              --              --              --
Annuity payout reserve
 adjustment.....................         --              --              --              --              --              --
                                     ------          ------          ------          ------          ------          ------
      Net increase from
       contract owners'
       equity
       transactions.............      6,383           4,283             949           2,899           6,325           1,593
                                     ------          ------          ------          ------          ------          ------
Total increase in contract
 owners' equity.................      6,459           4,541           1,053           3,104           6,415           1,692
CONTRACT OWNERS'
 EQUITY
Beginning of period.............         --              --              --              --              --              --
                                     ------          ------          ------          ------          ------          ------
End of period...................     $6,459          $4,541          $1,053          $3,104          $6,415          $1,692
                                     ======          ======          ======          ======          ======          ======

                                                                  Oppenheimer
                                                                    Variable
                                                                    Account
                                                                     Funds
                                 -----------------------         --------------

                                   One Group       One Group
                                   Investment      Investment     Oppenheimer
                                   Trust Mid       Trust Mid       Aggressive
                                   Cap Growth      Cap Value         Growth
                                 Subaccount/(l)/ Subaccount/(l)/ Subaccount/(m)/
                                 --------------  --------------  --------------
OPERATIONS
Net investment income (loss)....     $  (11)         $  (21)          $--
Net realized gain (loss) on sale
 of investments.................         (1)             --            --
Change in unrealized
 appreciation of
 investments....................        160             307             4
                                     ------          ------           ---
   Net increase (decrease) in
    contract owners' equity
    resulting from
    operations..................        148             286             4
                                     ------          ------           ---
CONTRACT OWNERS'
 EQUITY TRANSACTIONS
Proceeds from sales.............      1,229           2,339            36
Net transfer (to) from affiliate
 and subaccounts................        474             849             1
Payments for redemptions........        (23)            (42)           (1)
Maintenance fees................         --              --            --
Premium Tax.....................         --              --            --
Annuity payout reserve
 adjustment.....................         --              --            --
                                     ------          ------           ---
      Net increase from
       contract owners'
       equity
       transactions.............      1,680           3,146            36
                                     ------          ------           ---
Total increase in contract
 owners' equity.................      1,828           3,432            40
CONTRACT OWNERS'
 EQUITY
Beginning of period.............         --              --            --
                                     ------          ------           ---
End of period...................     $1,828          $3,432           $40
                                     ======          ======           ===

--------
/(l)/For the period (commencement of operations): April 7, 2004--One Group
     Investment Trust Bond Subaccount; April 7, 2004--One Group Investment Trust Diversified Equity Subaccount; April 7, 2004--One Group Investment Trust Diversified Mid Cap Subaccount; April 7, 2004--One Group Investment Trust Equity Index Subaccount; April 7, 2004--One Group Investment Trust Government Bond Subaccount; April 7, 2004--One Group Investment Trust Large Cap Growth Subaccount; April 7, 2004--One Group Investment Trust Mid Cap Growth Subaccount; and April 7, 2004--One Group Investment Trust Mid Cap Value Subaccount to December 31, 2004.

/(m)/For the period (commencement of operations): June 15, 2004--Oppenheimer
     Aggressive Growth Subaccount to December 31, 2004.

                See accompanying notes to financial statements

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

                     For the year ended December 31, 2004
                                (in thousands)

                                                            Oppenheimer Variable Account Funds
                                 ----------------------------------------------------------------------------------------
                                  Oppenheimer     Oppenheimer                                     Oppenheimer     Oppenheimer
                                    Capital          Global       Oppenheimer     Oppenheimer     Main Street      Strategic
                                  Appreciation     Securities     High Income     Main Street      Small Cap          Bond
                                 Subaccount/(n)/ Subaccount/(n)/ Subaccount/(n)/ Subaccount/(n)/ Subaccount/(n)/ Subaccount/(n)/
                                 --------------  --------------  --------------  --------------  --------------  --------------
OPERATIONS
Net investment income (loss)....      $ (1)           $ (1)           $ (2)           $ --            $ (1)           $ (1)
Net realized gain (loss) on
 sale of investments............         1               2               1               1              --              --
Change in unrealized
 appreciation of investments....        11              46              18               2              30              10
                                      ----            ----            ----            ----            ----            ----
   Net increase (decrease) in
    contract owners' equity
    resulting from operations...        11              47              17               3              29               9
                                      ----            ----            ----            ----            ----            ----
CONTRACT OWNERS' EQUITY
 TRANSACTIONS
Proceeds from sales.............       204             402             436              87             219             265
Net transfer (to) from
 affiliate and subaccounts......         5              29              16             (12)            139              47
Payments for redemptions........        (1)             (2)             (2)             (1)             (1)             --
Maintenance fees................        --              --              --              --              (1)             (4)
Premium Tax.....................        --              --              --              --              --              --
Annuity payout reserve
 adjustment.....................        --              --              --              --              --              --
                                      ----            ----            ----            ----            ----            ----
     Net increase from
       contract owners'
       equity transactions......       208             429             450              74             356             308
                                      ----            ----            ----            ----            ----            ----
Total increase in contract
 owners' equity.................       219             476             467              77             385             317
CONTRACT OWNERS' EQUITY
Beginning of period.............        --              --              --              --              --              --
                                      ----            ----            ----            ----            ----            ----
End of period...................      $219            $476            $467            $ 77            $385            $317
                                      ====            ====            ====            ====            ====            ====

--------
/(n)/For the period (commencement of operations): June 17, 2004--Oppenheimer
     Capital Appreciation Subaccount; June 8, 2004--Oppenheimer Global Securities Subaccount; June 8, 2004--Oppenheimer High Income Subaccount; June 28, 2004--Oppenheimer Main Street Subaccount; June 16,
     2004--Oppenheimer Main Street Small Cap Subaccount and June 21, 2004--Oppenheimer Strategic Bond Subaccount to December 31, 2004.


                See accompanying notes to financial statements

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

(1) Organization

   Chase Variable Annuity Separate Account (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Chase Insurance Life and Annuity Company ("CILAAC"). CILAAC is a wholly-owned subsidiary of Banc One Insurance Holdings, Inc. On July 1, 2004 Banc One Insurance Holdings, Inc. became a wholly-owned subsidiary of JPMorgan Chase & Co (JPMC) due to the merger of Bank One and JPMC.

   Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from CILAAC's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business CILAAC may conduct.

   The Separate Account is used to fund contracts or certificates (collectively referred to as "Contracts") for Chase Advantage III periodic payment variable annuity contracts ("Chase Advantage III"), Chase Preferred Plus flexible premium fixed and variable deferred annuity contracts ("Chase Preferred Plus") and The One Variable Annuity individual flexible premium fixed and variable deferred annuity contracts ("The One Variable Annuity"). Separate Account is divided into a total of fifty-one subaccounts with various subaccount options available to contract owners depending upon their respective Contracts. During the year ended December 31, 2004, assets were invested in fifty-one of the subaccounts.

   The Chase Advantage III contracts have fifty-one subaccount options available to contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the AIM Variable Insurance Funds, The Alger American Fund, the American Century Variable Portfolios, Inc., the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Fund, the Franklin Templeton Variable Insurance Products Trust, the J.P. Morgan Series Trust II, the Janus Aspen Series, the One Group Investment Trust and the Oppenheimer Variable Account Funds all of which are open-end, diversified management investment companies.

   The One Variable Annuity contracts have ten subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Dreyfus Variable Investment Fund and One Group Investment Trust which are both open-end, diversified management investment companies.

   The Zurich Preferred Plus contracts have fifty-one subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the AIM Variable Insurance Funds, The Alger American Fund, the American Century Variable Portfolios, Inc., the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Fund, the Franklin Templeton Variable Insurance Products Trust, the J.P. Morgan Series Trust II, the Janus Aspen Series, the One Group Investment Trust and the Oppenheimer Variable Account Funds all of which are open-end, diversified management investment companies.

   See respective contract Prospectus of each product for further description and benefits.

(2) Significant Accounting Policies

Investments

   Investments are made in the various portfolios in accordance with selections made by the contract owners. Such investments are made at the net asset value per share, reported by the respective portfolios.

Security Transactions

   Security transactions are generally accounted for on the trade date (date the order to buy or sell is executed). Dividend income, which includes capital gain distributions, is recorded as income on the ex-dividend date. Realized gains and losses from sales of investment shares are generally reported on a first in, first out (FIFO) cost basis.

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

Accumulation Unit Valuation

   On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (CST) or the close of the Exchange by dividing the total value of each subaccount's investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

Federal Income Taxes

   The operations of the Separate Account are included in the federal income tax return of CILAAC. Under existing federal income tax law, investment income and realized capital gains and losses of the Separate Account affect liabilities under the contracts and are, therefore, not taxed. Thus, the Separate Account may realize net investment income and capital gains and losses without federal income tax consequences.

Net Transfers (to) from Affiliate or Subaccounts

   Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owners' interest to or from another eligible subaccount or to the general account of CILAAC.

(2) Significant Accounting Policies

Estimates

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities, as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements.

Annuity Payouts

   Net assets allocated to contracts in the annuity payout (period) are computed according to the 1983a Individual Annuitant Mortality Table. The assumed investment return is 2.5 percent unless the annuitant elects otherwise, in which case the rate may vary from 2.5 percent to 7.75 percent, as regulated by the laws of respective states. The mortality risk is fully borne by CILAAC and may result in additional amounts being transferred into the variable annuity account by CILAAC to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

(3) Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004, are as follows (in thousands):

                                                          Purchases Sales
                                                          --------- -----
       AIM Variable Insurance Funds:
          AIM V.I. Financials Services Subaccount........   $ 39     $ 0
          AIM V.I. Health Sciences Subaccount............    116       1
          AIM V.I. Real Estate Subaccount................    404      23
          AIM V.I. Utilities Subaccount..................      2       0
       The Alger American Fund:
          Alger American Growth Subaccount...............    245      15
          Alger American MidCap Growth Subaccount........    411       8
          Alger American Small Capitalization Subaccount.     79       1
       American Century Variable Portfolios, Inc.:
          American Century VP Income & Growth Subaccount.    394      10
          American Century VP Value Subaccount...........    416       2

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

                                                               Purchases Sales
                                                               --------- -----
 Dreyfus Investment Portfolios:
    Dreyfus IP MidCap Stock Subaccount........................  $   48   $  5
    Dreyfus IP Technology Growth Subaccount...................      27      1
 The Dreyfus Socially Responsible Growth Fund, Inc.:
    Dreyfus Socially Responsible Growth Subaccount............      24      0
 Dreyfus Variable Investment Fund:
    Dreyfus VIF Money Market Subaccount.......................   3,130    893
 Fidelity Variable Insurance Products Fund:
    Fidelity VIP Contrafund Subaccount........................     899      3
    Fidelity VIP Equity Income Subaccount.....................     591     38
    Fidelity VIP Growth Subaccount............................     118     11
    Fidelity VIP Index 500 Subaccount.........................     504     16
 Franklin Templeton Variable Insurance Products Trust:
    Franklin Global Communications Securities Subaccount......      29      0
    Franklin Rising Dividends Securities Subaccount...........     852      3
    Franklin Small Cap Value Securities Subaccount............     278      7
    Franklin Strategic Income Securities Subaccount...........     120     10
    Franklin U.S. Government Subaccount.......................     353     10
    Franklin Zero Coupon 2010 Subaccount......................     323      7
    Mutual Discovery Securities Subaccount....................     200      1
    Mutual Shares Securities Subaccount.......................     151      6
    Templeton Developing Markets Securities Subaccount........     277     14
 J.P. Morgan Series Trust II:
    JPMorgan International Equity Subaccount..................     446      9
    JPMorgan Mid Cap Value Subaccount.........................     456     16
    JPMorgan Small Company Subaccount.........................     526     16
 Janus Aspen Series:
    Janus Aspen Balanced Subaccount...........................     189      6
    Janus Aspen Growth Subaccount.............................      32      5
    Janus Aspen Mid Cap Growth Subaccount.....................     132     15
    Janus Aspen Mid Cap Value Subaccount......................      61      0
    Janus Aspen Small Company Value Subaccount................     207      1
    Janus Aspen Worldwide Growth Subaccount...................      60      2
 One Group Investment Trust:
    One Group Investment Trust Balanced Subaccount............   1,564     14
    One Group Investment Trust Bond Subaccount................   9,525     34
    One Group Investment Trust Diversified Equity Subaccount..   5,945     43
    One Group Investment Trust Diversified Mid Cap Subaccount.   1,186     41
    One Group Investment Trust Equity Index Subaccount........   4,067     26
    One Group Investment Trust Government Bond Subaccount.....   9,451     33
    One Group Investment Trust Large Cap Growth Subaccount....   2,211     23
    One Group Investment Trust Mid Cap Growth Subaccount......   2,316     21
    One Group Investment Trust Mid Cap Value Subaccount.......   4,260     43
 Oppenheimer Variable Account Funds:
    Oppenheimer Aggressive Growth Subaccount..................      37      1
    Oppenheimer Capital Appreciation Subaccount...............     224     17
    Oppenheimer Global Securities Subaccount..................     447     19
    Oppenheimer High Income Subaccount........................     463     15
    Oppenheimer Main Street Subaccount........................      96     22
    Oppenheimer Main Street Small Cap Subaccount..............     356      1
    Oppenheimer Strategic Bond Subaccount.....................     310      3

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

(4) Expenses and Related Party Transactions

   CILAAC assumes mortality risks associated with the annuity contracts as benefits paid to the contract owner or beneficiary may exceed contract value. CILAAC also incurs all expenses involving administration and maintenance of the contracts, which may exceed charges assessed. In return, CILAAC assesses that portion of each subaccount representing assets under the following contracts with a daily asset charge for mortality and expense risk and administrative costs:

      Chase Advantage III periodic payment contracts an aggregate of one and three-tenths percent (1.30%) per annum.

      Chase Preferred Plus flexible payment contracts an aggregate of one and one-half percent (1.50%) per annum.

      The One Variable Annuity flexible payment contracts an aggregate of one and eighty-five tenths percent (1.85%) per annum.

   CILAAC assesses Chase Advantage III and Chase Preferred Plus contracts participating in one or more of the subaccounts a records maintenance charge of $7.50 quarterly for contracts with contract value under $25,000 and $3.75 quarterly for contracts with contract value between $25,000 and $50,000. The records maintenance charge for Chase Advantage III and Chase Preferred Plus contracts are waived for all individual contracts whose investment value exceeds $50,000 on the date of assessment.

   Proceeds payable on the redemption of units are reduced by the amount of any applicable contingent deferred sales charge due to CILAAC.

   JPMorgan Asset Management, an affiliated company, is the investment manager of the One Group Investment Trust and the J.P. Morgan Series Trust II series of funds. Investors Brokerage Services, Inc., a wholly-owned subsidiary of Banc One Insurance Holdings, Inc., is the principal underwriter for the Separate Account.

   Liabilities--Other payables represent reimbursement of excess funds to CILAAC.

(5) Changes in Units Outstanding

   The change in units outstanding for the year ended December 31, 2004 was as follows (in thousands):

                                                                                        Net Increase
                                                            Units Issued Units Redeemed  (Decrease)
                                                            ------------ -------------- ------------
AIM Variable Insurance Funds:
   AIM V.I. Financial Services Subaccount 2004.............       4             1             3
   AIM V.I. Health Sciences Subaccount 2004................      11             1            10
   AIM V.I. Real Estate Subaccount 2004....................      28             5            23
   AIM V.I. Utilities Subaccount 2004......................       0             0             0
The Alger American Fund:
   Alger American Growth Subaccount 2004...................       8             1             7
   Alger American MidCap Growth Subaccount 2004............      15             1            14
   Alger American Small Capitalization Subaccount 2004.....       4             0             4
American Century Variable Portfolios, Inc. :
   American Century VP Income & Growth Subaccount 2004.....      67            10            57
   American Century VP Value Subaccount 2004...............      49             1            48
Dreyfus Investment Portfolios:
   Dreyfus IP MidCap Stock Subaccount 2004.................       3             0             3
   Dreyfus IP Technology Growth Subaccount 2004............       4             1             3
The Dreyfus Socially Responsible Growth Fund, Inc:
   The Dreyfus Socially Responsible Growth Subaccount 2004.       1             0             1

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

                                                                                          Net Increase
                                                              Units Issued Units Redeemed  (Decrease)
                                                              ------------ -------------- ------------
Dreyfus Variable Investment Fund:
   Dreyfus VIF Money Market Subaccount 2004..................     369           143           226
Fidelity Variable Insurance Products Fund:
   Fidelity VIP Contrafund Subaccount 2004...................      37             2            35
   Fidelity VIP Equity Income Subaccount 2004................      24             4            20
   Fidelity VIP Growth Subaccount 2004.......................       4             0             4
   Fidelity VIP Index 500 Subaccount 2004....................       5             1             4
Franklin Templeton Variable Insurance Products Trust:
   Franklin Global Communications Securities Subaccount 2004.       3             0             3
   Franklin Rising Dividends Securities Subaccount 2004......      70             2            68
   Franklin Small Cap Value Securities Subaccount 2004.......      19             1            18
   Franklin Strategic Income Securities Subaccount 2004......      11             1            10
   Franklin U.S. Government Subaccount 2004..................      40             6            34
   Franklin Zero Coupon 2010 Subaccount 2004.................      36             5            31
   Mutual Discovery Securities Subaccount 2004...............      16             1            15
   Mutual Shares Securities Subaccount 2004..................      13             1            12
   Templeton Developing Markets Securities Subaccount 2004...      18             2            16
J.P. Morgan Series Trust II:
   JPMorgan International Equity Subaccount 2004.............      39             8            31
   JPMorgan Mid Cap Value Subaccount 2004....................      36             4            32
   JPMorgan Small Company Subaccount 2004....................      35             3            32
Janus Aspen Series:
   Janus Aspen Balanced Subaccount 2004......................       7             0             7
   Janus Aspen Growth Subaccount 2004........................       2             1             1
   Janus Aspen Mid Cap Growth Subaccount 2004................       7             2             5
   Janus Aspen Mid Cap Value Subaccount 2004.................       4             0             4
   Janus Aspen Small Company Value Subaccount 2004...........      14             0            14
   Janus Aspen Worldwide Growth Subaccount 2004..............       3             1             2
One Group Investment Trust:
   One Group Investment Trust Balanced Subaccount 2004.......     162             7           155
   One Group Investment Trust Bond Subaccount 2004...........     993            47           946
   One Group Investment Trust Diversified Equity Subaccount
     2004....................................................     635            41           594
   One Group Investment Trust Diversified Mid Cap Subaccount
     2004....................................................     125            12           113
   One Group Investment Trust Equity Index Subaccount 2004...     425            25           400
   One Group Investment Trust Government Bond Subaccount
     2004....................................................     982            46           936
   One Group Investment Trust Large Cap Growth Subaccount
     2004....................................................     236            15           221
   One Group Investment Trust Mid Cap Growth Subaccount
     2004....................................................     244            17           227
   One Group Investment Trust Mid Cap Value Subaccount 2004..     441            34           407
Oppenheimer Variable Account Funds:
   Oppenheimer Aggressive Growth Subaccount 2004.............       3             0             3
   Oppenheimer Capital Appreciation Subaccount 2004..........      18             1            17
   Oppenheimer Global Securities Subaccount 2004.............      32             3            29
   Oppenheimer High Income Subaccount 2004...................      41             2            39
   Oppenheimer Main Street Subaccount 2004...................       8             2             6
   Oppenheimer Main Street Small Cap Subaccount 2004.........      25             1            24
   Oppenheimer Strategic Bond Subaccount 2004................      31             4            27

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

(6) Unit Values and Financial Highlights

   A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for the period ended December 31, 2004, follows.

                                                       At December 31
                                           ---------------------------------------

                                           Units   Unit Fair Value  Net Assets/(d)/
                                           (000s)  Lowest  Highest      (000s)
-                                          ------ -------- -------- --------------
AIM Variable Insurance Funds:
  AIM V.I. Financial Services
   Subaccount/(e)/ 2004...................    3   $ 13.001 $ 13.119     $   41
  AIM V.I. Health Sciences
   Subaccount/(e)/ 2004...................   10     12.469   12.583        126
  AIM V.I. Real Estate Subaccount/(e)
   /2004..................................   23     17.489   17.647        412
  AIM V.I. Utilities Subaccount/(e)
   /2004..................................    0     14.153   14.281          3
The Alger American Fund:
  Alger American Growth Subaccount/(f)/
   2004...................................    7     37.278   47.502        254
  Alger American MidCap Growth
   Subaccount/(f)/ 2004...................   14     31.535   31.999        455
  Alger American Small Capitalization
   Subaccount/(f)/ 2004...................    4     18.971   36.816         84
American Century Variable Portfolios,
 Inc.:
  American Century VP Income &
   Growth Subaccount/(g)/ 2004............   57      7.097    7.206        410
  American Century VP Value
   Subaccount/(g)/ 2004...................   48      8.971    9.496        437
Dreyfus Investment Portfolios:
  Dreyfus I.P. MidCap Stock
   Subaccount/(h)/ 2004...................    3     14.096   14.224         48
  Dreyfus I.P. Technology Growth
   Subaccount/(h)/ 2004...................    3     10.009   10.065         27
The Dreyfus Socially Responsible
 Growth Fund, Inc.:
  Dreyfus Socially Responsible Growth
   Subaccount/(h)/ 2004...................    1     23.750   24.611         25
Dreyfus Variable Investment Fund:
  Dreyfus VIF Money Market
   Subaccount/(h)/ 2004...................  226      9.874    9.937      2,237
Fidelity Variable Insurance Products
 Fund:
  Fidelity VIP Contrafund Subaccount/(i)/
   2004...................................   35     25.337   32.709        960
  Fidelity VIP Equity Income
   Subaccount/(i)/ 2004...................   20     25.706   35.563        584
  Fidelity VIP Growth
   Subaccount/(i)/ 2004...................    4     30.196   46.373        115
  Fidelity VIP Index 500 Subaccount/(i)/
   2004...................................    4    132.776  143.966        515

                                                For the year ended December 31
                                           ----------------------------------------------
                                           Investment
                                             Income   Expense Ratio/(b)/ Total Return/(c)/
                                           Ratio/(a)/ Lowest   Highest   Lowest   Highest
-                                          ---------- ------   -------   ------   -------
AIM Variable Insurance Funds:
  AIM V.I. Financial Services
   Subaccount/(e)/ 2004...................     N/A     1.30%    1.85%     6.70%     7.28%
  AIM V.I. Health Sciences
   Subaccount/(e)/ 2004...................     N/A     1.30%    1.85%     5.61%     6.19%
  AIM V.I. Real Estate Subaccount/(e)
   /2004..................................   15.38%    1.30%    1.85%    34.10%    34.83%
  AIM V.I. Utilities Subaccount/(e)
   /2004..................................     N/A     1.30%    1.85%    21.31%    21.97%
The Alger American Fund:
  Alger American Growth Subaccount/(f)/
   2004...................................     N/A     1.30%    1.85%     3.58%     4.14%
  Alger American MidCap Growth
   Subaccount/(f)/ 2004...................     N/A     1.30%    1.85%    10.99%    11.59%
  Alger American Small Capitalization
   Subaccount/(f)/ 2004...................     N/A     1.30%    1.85%    14.44%    15.07%
American Century Variable Portfolios,
 Inc.:
  American Century VP Income &
   Growth Subaccount/(g)/ 2004............     N/A     1.30%    1.85%    10.93%    11.54%
  American Century VP Value
   Subaccount/(g)/ 2004...................     N/A     1.30%    1.85%    12.25%    12.86%
Dreyfus Investment Portfolios:
  Dreyfus I.P. MidCap Stock
   Subaccount/(h)/ 2004...................   16.67%    1.30%    1.85%    12.15%    12.76%
  Dreyfus I.P. Technology Growth
   Subaccount/(h)/ 2004...................     N/A     1.30%    1.85%    -1.60%    -1.07%
The Dreyfus Socially Responsible
 Growth Fund, Inc.:
  Dreyfus Socially Responsible Growth
   Subaccount/(h)/ 2004...................     N/A     1.30%    1.85%     4.28%     4.84%
Dreyfus Variable Investment Fund:
  Dreyfus VIF Money Market
   Subaccount/(h)/ 2004...................    2.86%    1.30%    1.85%    -1.05%    -0.52%
Fidelity Variable Insurance Products
 Fund:
  Fidelity VIP Contrafund Subaccount/(i)/
   2004...................................     N/A     1.30%    1.85%    13.37%    13.99%
  Fidelity VIP Equity Income
   Subaccount/(i)/ 2004...................     N/A     1.30%    1.85%     9.50%    10.09%
  Fidelity VIP Growth
   Subaccount/(i)/ 2004...................     N/A     1.30%    1.85%     1.50%     2.05%
  Fidelity VIP Index 500 Subaccount/(i)/
   2004...................................     N/A     1.30%    1.85%     8.33%     9.19%

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

                                                       At December 31                   For the year ended December 31
                                            -------------------------------------  ----------------------------------------------
                                                                                   Investment
                                            Units  Unit Fair Value Net Assets/(d)/   Income   Expense Ratio/(b)/ Total Return/(c)/
                                            (000s) Lowest  Highest     (000s)      Ratio/(a)/ Lowest   Highest   Lowest   Highest
-                                           ------ ------- ------- --------------  ---------- ------   -------   ------   -------
Franklin Templeton Variable Insurance
 Products Trust:
  Franklin Global Communications
   Securities Subaccount/(j)/ 2004.........    3   $11.571 $11.636     $   32          N/A     1.30%    1.85%     12.09%   12.70%
  Franklin Rising Dividends Securities
   Subaccount/(j)/ 2004....................   68    13.225  13.345        894          N/A     1.30%    1.85%      8.98%    9.57%
  Franklin Small Cap Value Securities
   Subaccount/(j)/ 2004....................   18    16.007  16.152        292          N/A     1.30%    1.85%     21.49%   22.15%
  Franklin Strategic Income Securities
   Subaccount/(j)/ 2004....................   10    11.708  11.814        113          N/A     1.30%    1.85%      7.80%    8.38%
  Franklin U.S. Government Subaccount/(j)/
   2004....................................   34    10.122  10.214        345         2.33%    1.30%    1.85%      1.59%    2.14%
  Franklin Zero Coupon 2010
   Subaccount/(j)/ 2004....................   31    10.199  10.291        319          N/A     1.30%    1.85%      2.55%    3.11%
  Mutual Discovery Securities
   Subaccount/(j)/ 2004....................   15    14.342  14.472        211          N/A     1.30%    1.85%     16.04%   16.67%
  Mutual Shares Securities Subaccount/(j)/
   2004....................................   12    13.220  13.340        155          N/A     1.30%    1.85%     10.58%   11.18%
  Templeton Developing Markets
   Securities Subaccount/(j)/ 2004.........   16    17.676  17.836        286          N/A     1.30%    1.85%     22.44%   23.11%
J.P. Morgan Series Trust II:
  JPMorgan International Equity
   Subaccount/(k)/ 2004....................   31    15.367  15.506        482          N/A     1.30%    1.85%    16.22.%   16.85%
  JPMorgan Mid Cap Value Subaccount/(k)/
   2004....................................   32    14.593  14.726        467          N/A     1.30%    1.85%     18.85%   19.50%
  JPMorgan Small Company Subaccount/(k)/
   2004....................................   32    16.764  17.565        554          N/A     1.30%    1.85%     24.85%   25.53%
Janus Aspen Series:
  Janus Aspen Balanced Subaccount/(l)/
   2004....................................    7    25.119  30.332        185        13.04%    1.30%    1.85%      6.55%    7.13%
  Janus Aspen Growth Subaccount/(l)/
   2004....................................    1    18.874  22.453         29          N/A     1.30%    1.85%      2.62%    3.17%
  Janus Aspen Mid Cap Growth
   Subaccount/(l)/ 2004....................    5    24.185  27.213        134          N/A     1.30%    1.85%     18.54%   19.19%
  Janus Aspen Mid Cap Value
   Subaccount/(l)/ 2004....................    4    15.430  15.570         63          N/A     1.30%    1.85%     15.65%   16.28%
  Janus Aspen Small Company Value
   Subaccount/(l)/ 2004....................   14    15.528  15.669        213        14.81%    1.30%    1.85%     15.93%   16.56%
  Janus Aspen Worldwide Growth
   Subaccount/(l)/ 2004....................    2    25.983  28.814         62          N/A     1.30%    1.85%      2.87%    3.43%
One Group Investment Trust:
  One Group Investment Trust Balanced
   Subaccount/(m)/ 2004....................  155    10.297  10.563      1,605          N/A     1.30%    1.85%      3.93%    4.50%
  One Group Investment Trust Bond
   Subaccount/(m)/ 2004....................  946    10.151  10.248      9,607          N/A     1.30%    1.85%      2.22%    2.78%
  One Group Investment Trust Diversified
   Equity Subaccount/(m)/ 2004.............  594    10.408  10.790      6,186          N/A     1.30%    1.85%      5.30%    5.88%
  One Group Investment Trust Diversified
   Mid Cap Subaccount/(m)/ 2004............  113    11.121  11.437      1,256          N/A     1.30%    1.85%     12.25%   12.86%
  One Group Investment Trust Equity
   Index Subaccount/(m)/ 2004..............  400    10.662  11.116      4,264          N/A     1.30%    1.85%      8.75%    9.34%
  One Group Investment Trust
   Government Bond Subaccount/(m)
   /2004...................................  936    10.202  10.289      9,548          N/A     1.30%    1.85%      2.72%    3.28%
  One Group Investment Trust Large Cap
   Growth Subaccount/(m)/ 2004.............  221    10.393  10.699      2,298          N/A     1.30%    1.85%      5.41%    5.99%
  One Group Investment Trust Mid Cap
   Growth Subaccount/(m)/ 2004.............  227    10.791  11.234      2,454          N/A     1.30%    1.85%     10.55%   11.15%
  One Group Investment Trust Mid Cap
   Value Subaccount/(m)/ 2004..............  407    11.105  11.545      4,524          N/A     1.30%    1.85%     13.36%   13.97%

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

                                                      At December 31                   For the year ended December 31
                                           -------------------------------------  ----------------------------------------------
                                                                                  Investment
                                           Units  Unit Fair Value Net Assets/(d)/   Income   Expense Ratio/(b)/ Total Return/(c)/
                                           (000s) Lowest  Highest     (000s)      Ratio/(a)/ Lowest   Highest   Lowest   Highest
-                                          ------ ------- ------- --------------  ---------- ------   -------   ------   -------
Oppenheimer Variable Account Funds:
  Oppenheimer Aggressive Growth
   Subaccount/(n)/ 2004...................    3   $14.038 $14.165     $   40         N/A      1.30%    1.85%    17.25%    17.89%
  Oppenheimer Capital Appreciation
   Subaccount/(n)/ 2004...................   17    12.853  12.969        219         N/A      1.30%    1.85%     4.68%     5.24%
  Oppenheimer Global Securities
   Subaccount/(n)/ 2004...................   29    16.463  16.613        476         N/A      1.30%    1.85%    16.71%    17.35%
  Oppenheimer High Income
   Subaccount/(n)/ 2004...................   39    11.781  11.888        467         N/A      1.30%    1.85%     6.75%     7.33%
  Oppenheimer Main Street Subaccount/(n)/
   2004...................................    6    12.927  13.045         77         N/A      1.30%    1.85%     7.16%     7.74%
  Oppenheimer Main Street Small Cap
   Subaccount/(n)/ 2004...................   24    16.001  16.146        385         N/A      1.30%    1.85%    17.01%    17.65%
  Oppenheimer Strategic Bond
   Subaccount/(n)/ 2004...................   27    11.478  11.583        317         N/A      1.30%    1.85%     6.46%     7.04%

--------
/(a)/This ratio represents dividends recorded by the subaccount from the underlying mutual fund divided by the average net assets. This ratio excludes the Expense Ratio. N/A is noted if the fund did not pay any dividends.

/(b)/This ratio represents the annualized contract expenses of the separate account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges. Charges that require redemption of contract owner units are excluded.

/(c)/Total return is calculated using the beginning and ending unit value
     (before rounding for this presentation), which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated.

/(d)/Net Assets equals Contract Owners' Equity.

/(e)/For the period (commencement of operations): July 12, 2004--AIM V.I.
     Financial Services Subaccount; June 17, 2004--AIM V.I. Health Services Subaccount; June 17, 2004--AIM V.I. Real Estate Subaccount and July 16,2004--AIM V.I. Utilities Subaccount to December 31, 2004.

/(f)/For the period (commencement of operations): June 10, 2004--Alger American
     Growth Subaccount; June 8, 2004--Alger American MidCap Growth Subaccount and June 15, 2004--Alger American Small Capitalization Subaccount December 31, 2004.

/(g)/For the period (commencement of operations): June 16, 2004--American
     Century VP Income & Growth Subaccount and June 8, 2004--American Century VP Value Subaccount to December 31, 2004.

/(h)/For the period (commencement of operations): June 16, 2004--Dreyfus IP
     MidCap Stock Subaccount; July 29, 2004--Dreyfus IP Technology Growth Subaccount; August 23, 2004--Dreyfus Socially Responsible Growth Subaccount and May 27,2004--Dreyfus VIF Money Market Subaccount to December 31, 2004.

/(i)/For the period (commencement of operations): June 8, 2004--Fidelity VIP
     Contrafund Subaccount; June 16, 2004--Fidelity VIP Equity Income Subaccount; June 9, 2004--Fidelity VIP Growth Subaccount and June 17,2004--Fidelity VIP Index 500 Subaccount to December 31, 2004.

/(j)/For the period (commencement of operations): June 21, 2004--Franklin
     Global communications Securities Subaccount; June 10, 2004--Franklin Rising Dividends Securities Subaccount; June 17, 2004--Franklin Small Cap Value Securities Subaccount; July 15, 2004--Franklin Strategic Income Securities Subaccount; June 8, 2004--Franklin U.S. Government Subaccount; June 16, 2004--Franklin Zero Coupon 2010 Subaccount; June 10, 2004--Mutual Discovery Securities Subaccount; July 8, 2004--Mutual Shares Securities Subaccount and June 9, 2004--Templeton Developing Markets Securities Subaccount to December 31, 2004.

                    CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

/(k)/For the period (commencement of operations): June 16, 2004--JPMorgan
     International Equity Subaccount; June 8, 2004--JPMorgan Mid Cap Value Subaccount and June 16, 2004--JPMorgan Small Company Subaccount to December 31, 2004.

/(l)/For the period (commencement of operations): June 17, 2004--Janus Aspen
     Balanced Subaccount; June 16, 2004--Janus Aspen Growth Subaccount; June 15, 2004--Janus Aspen Mid Cap Growth Subaccount; June 15, 2004--Janus Aspen Mid Cap Value Subaccount; June 16, 2004--Janus Aspen Small Company Value Subaccount and June 17, 2004--Janus Aspen Worldwide Growth Subaccount to December 31, 2004.

/(m)/For the period (commencement of operations): April 7, 2004--One Group
     Investment Trust Balanced Subaccount; April 7, 2004--One Group Investment Trust Bond Subaccount; April 7, 2004--One Group Investment Trust Diversified Equity Subaccount; April 7, 2004--One Group Investment Trust Diversified Mid Cap Subaccount; April 7, 2004--One Group Investment Trust Equity Index Subaccount; April 7, 2004--One Group Investment Trust Government Bond Subaccount; April 7, 2004--One Group Investment Trust Large Cap Growth Subaccount; April 7, 2004--One Group Investment Trust Mid Cap Growth Subaccount and April 7, 2004--One Group Investment Trust Mid Cap Value Subaccount to December 31, 2004.

/(n)/For the period (commencement of operations): June 15, 2004--Oppenheimer
     Aggressive Growth Subaccount; June 17, 2004--Oppenheimer Capital Appreciation Subaccount; June 8, 2004--Oppenheimer Global Securities Subaccount; June 8, 2004--Oppenheimer High Income Subaccount; June 28, 2004--Oppenheimer Main Street Subaccount; June 16, 2004--Oppenheimer Main Street Small Cap Subaccount and June 21, 2004--Oppenheimer Strategic Bond Subaccount to December 31, 2004.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder of
Federal Kemper Life Assurance Company and Subsidiaries:

   We have audited the accompanying consolidated balance sheet of Federal Kemper Life Assurance Company and Subsidiaries (the Company) as of December 31, 2003. The consolidated balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated balance sheet based on our audit.

   We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the consolidated balance sheet referred to above presents fairly, in all material respects, the financial position of the Company as of December 31, 2003 in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois
April 16, 2004

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEET

                            As of December 31, 2003

                       (In Thousands, Except Share Data)

Assets
   Fixed maturity securities, available-for-sale, at fair value (amortized cost $5,271,034). $5,376,674
   Short-term investments...................................................................     29,040
   Policy loans.............................................................................    410,992
                                                                                             ----------
Total Investments...........................................................................  5,816,706
   Cash.....................................................................................    247,912
   Accrued investment income................................................................     63,904
   Reinsurance recoverable..................................................................    875,969
   Deferred policy acquisition costs........................................................     18,124
   Goodwill.................................................................................    115,641
   Deferred income taxes....................................................................     27,130
   Other assets and receivables.............................................................    162,446
                                                                                             ----------
TOTAL ASSETS................................................................................ $7,327,832
                                                                                             ==========
Liabilities
   Future policy benefits-annuities......................................................... $4,207,509
   Future policy benefits-life..............................................................  1,878,908
   Future policy benefits-other.............................................................    161,280
   Other policyholder benefits and funds payable............................................    252,181
   Other accounts payable and liabilities...................................................     97,146
   Federal income tax payable...............................................................     16,886
                                                                                             ----------
Total Liabilities...........................................................................  6,613,910
                                                                                             ----------
Stockholder's Equity
   Capital stock--$20 par value, authorized 500,000 shares; outstanding 136,351 shares......      2,727
   Additional paid in capital...............................................................    619,846
   Accumulated other comprehensive income...................................................     69,012
   Retained earnings........................................................................     22,337
                                                                                             ----------
Total Stockholder's Equity..................................................................    713,922
                                                                                             ----------
TOTAL LIABILITIES & STOCKHOLDER'S EQUITY.................................................... $7,327,832
                                                                                             ==========


           See the accompanying notes to consolidated balance sheet.

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES

                      NOTES TO CONSOLIDATED BALANCE SHEET

1. Organization and Basis of Presentation

   Federal Kemper Life Assurance Company and subsidiaries ("the Company" or "FKLA") issues fixed annuity products and term life and interest-sensitive life insurance products primarily through a network of brokerage general agents and other independent distributors. The Company and its subsidiary Zurich Life Insurance Company of America ("ZLICA") are licensed in the District of Columbia and all states, except New York. The Company's other subsidiary, Zurich Life Insurance Company of New York ("ZLICONY") is licensed in the state of New York. The Company was a subsidiary of Kemper Corporation ("Kemper") which is ultimately owned by Zurich Financial Services ("ZFS"), through August 31, 2003.

   On May 30, 2003, ZFS and Bank One Corporation ("Bank One") announced plans for Bank One to acquire a significant portion of ZFS's Zurich Life companies. The acquisition was completed effective September 1, 2003. As a result, Kemper sold the capital stock of the Company, ZLICA, and Zurich Direct Inc. to Banc One Insurance Holdings, Inc. ("BOIH"), a subsidiary of Bank One. Kemper Investors Life Insurance Company ("KILICO"), a wholly-owned subsidiary of Kemper, also transferred 100% of the capital stock of ZLICONY to the Company, effective September 1, 2003. BOIH contributed 100% of the capital stock of ZLICA to the Company, effective November 30, 2003.

   ZLICA markets term life insurance products primarily through One Life Direct (formerly Zurich Direct). One Life Direct is an affiliated direct marketing life insurance agency currently marketing term life insurance directly to consumers primarily through various marketing media. ZLICONY markets term life insurance products primarily through One Life Direct and annuities through PMG Marketing Agency, Inc., another BOIH subsidiary.

   The consolidated balance sheet includes the accounts of the Company and its subsidiaries on a consolidated basis. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Summary of Significant Accounting Policies

Use of Estimates

   The consolidated balance sheet has been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of the consolidated balance sheet in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported and disclosures. Actual results could differ from those estimates.

Purchase Accounting

   The acquisition was recorded as a purchase business combination as required under Financial Accounting Standards Board ("FASB") Statement 141 "Business Combinations." As a result, the following significant adjustments were necessary:

   All of the assets were marked to fair value on the opening balance sheet (as of September 1, 2003). The fair value of the investment assets became the book value of the assets as of September 1, 2003. Insurance liabilities were also marked to fair value on the opening balance sheet.

   The Company acquired total assets of approximately $6.7 billion, consisting primarily of fixed income investment securities, and $6.3 billion of insurance policy and claims reserves, and recorded approximately $116 million in goodwill.

   Deferred taxes were recalculated to recognize changes in the carrying value of assets and liabilities as a result of the purchase accounting entries.

   Retained earnings were zeroed out as of the closing date. The allocated purchase price became the opening stockholder's equity for FKLA.

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES

   The following is a condensed balance sheet disclosing the amount assigned to each major asset and liability caption of the Company (in thousands). These amounts exclude a post-acquisition capital contribution of $225 million from BOIH and the assets and liabilities of ZLICA that were contributed effective November 2003.

                                                     Pre-     Acquisition    Post-
                                                  acquisition adjustment  acquisition
                                                  ----------- ----------- -----------
Assets
   Fixed maturity securities..................... $4,938,264   $      --  $4,938,264
   Short-term investments........................      6,845          --       6,845
   Policy loans..................................    287,731          --     287,731
                                                  ----------   ---------  ----------
Total Investments................................  5,232,840          --   5,232,840

   Cash..........................................     45,242          --      45,242
   Accrued investment income.....................    162,474          --     162,474
   Reinsurance recoverable.......................    441,782     192,142     633,924
   Deferred policy acquisition costs.............    349,152    (349,152)         --
   Goodwill......................................         --     112,832     112,832
   Deferred income taxes.........................     19,650      88,599     108,249
   Fixed assets..................................     14,496     (13,563)        933
   Other assets and receivables..................    461,109    (301,809)    159,300
                                                  ----------   ---------  ----------
TOTAL ASSETS..................................... $6,726,745   $(270,951) $6,455,794
                                                  ==========   =========  ==========
Liabilities
   Future policy benefits........................ $5,955,213   $  20,196  $5,975,409
   Other policyholder benefits and funds payable.    201,692          --     201,692
   Other accounts payable and liabilities........    203,201    (110,254)     92,947
   Federal income tax payable....................         --          --          --
                                                  ----------   ---------  ----------
Total Liabilities................................  6,360,106     (90,058)  6,270,048
                                                  ----------   ---------  ----------
Stockholder's Equity
   Capital stock.................................      2,727          --       2,727
   Additional paid in capital....................    883,009    (699,990)    183,019
   Accumulated other comprehensive income........     21,396     (21,396)         --
   Retained earnings.............................   (540,493)    540,493          --
                                                  ----------   ---------  ----------
Total Stockholder's Equity.......................    366,639    (180,893)    185,746
                                                  ----------   ---------  ----------
TOTAL LIABILITIES & STOCKHOLDER'S EQUITY......... $6,726,745   $(270,951) $6,455,794
                                                  ==========   =========  ==========

   Bank One and ZFS finalized their closing settlement in February 2004. In conjunction with the final closing settlement, the Company made certain adjustments to the opening balance sheet, including a decrease in goodwill of $1.5 million and a decrease of $9.3 million in other assets and receivables in the consolidated balance sheet as of February 2004.

Investments

   Investments in fixed maturity securities are carried at fair value. Short-term investments are carried at cost, which approximates fair value.

   The amortized cost of fixed maturity securities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization or accretion is included in net investment income. Accretion of the discount or amortization of the premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayment of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturity securities deemed to be other-than-temporarily impaired.

   Investments in policy loans are carried primarily at cost, net of any applicable write-downs.

   Net unrealized gains or losses on investments are credited or charged to accumulated other comprehensive income net of deferred income tax expense.

Impairment Losses on Investments

   Management regularly reviews its fixed maturity portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. A number of criteria are considered during this process including, but not limited to, the current fair value as compared to cost or amortized cost, as appropriate, of the security, the length of time the security's fair value has been below cost or amortized cost, and by how much, specific credit issues related to the issuer and current economic conditions. Also, the Company estimates the cash flows over the life of purchased beneficial interests in mortgage-backed and asset-backed assets. Based on current information and events, if the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value and if there has been a decrease in the estimated cash flows since the last revised estimate, considering both timing and amount, then other-than-temporary impairment is recognized and the purchased beneficial interest is written down to fair value. Other-than-temporary impairment losses result in a permanent reduction of the cost basis of the underlying investment.

   Significant changes in the factors the Company considers when evaluating investments for impairment losses could result in a significant change in estimated impairment losses reported in the consolidated balance sheet.

Derivative Instruments

   The Company uses interest rate swaps to alter interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is made by one counter-party at each due date.

   The Company is exposed to credit-related losses in the event of nonperformance by counter-parties to financial instruments, but it does not expect its counter-party to fail to meet its obligation given its high credit ratings. At December 31, 2003, the open swap agreements had a negative market value of $10.8 million, with expiration dates ranging from November 2004 through December 2007. The negative market value was included as a component of other accounts payable and liabilities in the accompanying consolidated balance sheet.

   The Company has designated the interest swap as a cash flow hedge of the floating rate funding agreement. Each period, gains and losses resulting from changes in the fair value of the swap contract have been structured to match the terms of the hedged item. No net gains or losses, resulting from hedge ineffectiveness, were recognized in results of operations, during the year ended December 31, 2003.

Premiums

   Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income. Fee revenue is recognized for annuity and other investment-type contracts, based on contractual terms, when earned.

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES

Reinsurance

   In the ordinary course of business, the Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured or to diversify its risk. For individual life products, the Company has generally retained only the first $300 thousand (face amount) on the life of any one individual, with the excess portions of life insurance risk ceded to reinsurers. The Company cedes 90 percent of all new term life premiums to unaffiliated reinsurers. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future life policy benefits.

   The Company assumed on a coinsurance basis, 100% of the general account liabilities of KILICO. The Company also assumed a majority of KILICO's separate account business on a modified coinsurance basis (See Reinsurance Note 7).

Deferred Policy Acquisition Costs

   The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. For traditional life insurance products, the deferred acquisition costs ("DAC") are amortized over the premium-paying periods of the related policies. For annuity, universal life and deposit contracts, DAC is amortized ratably over the present value of the estimated gross profits of the related policies.

Goodwill

   In accordance with Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", goodwill is no longer amortized, but is subject to impairment tests at least annually on a reporting entity basis.

Future Policy Benefits

   Insurance policy and claims reserves for the insurance business acquired were initially recognized in purchase accounting at fair value. Fair value was determined based on a number of assumptions including mortality, morbidity, expenses, persistency and interest rates (ranging from 3.0% to 6.2% with a weighted average of 4.6% for life insurance products and ranging from 2.5% to 6.5% with a weighted average of 4.3% for annuity products). On an on-going basis, the carrying value of the liabilities is adjusted for actual inforce.

   For new contracts written, annuity, universal life and deposit liabilities are increased by deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to contract holders. Annuity contract liabilities in the payout phase reflect mortality and interest rate assumptions (ranging from 2.75% to 4.30% with a weighted average of 4.00%), based on contract terms and the Company's experience.

   For new policies written, traditional life insurance liabilities represent the present value of future benefits to be paid to or on behalf of policyholders adjusted for related expenses less the present value of future net premiums. These liabilities are calculated using assumptions such as mortality, morbidity, expenses, persistency and interest rates, including a provision for unfavorable deviation. The assumptions are regularly reviewed, compared to actual experience and would be revised, if a loss recognition event has been identified.

Income Taxes

   Prior to September 1, 2003, the Company filed a consolidated federal income tax return with Zurich Holding Company of America ("ZHCA") and its affiliates. A written agreement sets out the method of allocating tax among the companies. In general, allocation is based upon separate return calculations with no

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES immediate benefit for a taxable loss, which is utilized in the current year consolidated return. Intercompany tax balances are settled within thirty days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member's apportioned tax liability in accordance with the tax sharing agreement.

   For the period September 1, 2003 through December 31, 2003 the Company will file a separate income tax return.

Guaranty Fund Assessments

   The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 2003 and prior. The Company's consolidated balance sheet includes provisions for all known assessments that are expected to be levied against the Company as well as for an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future.

Other Assets

   The Company purchased a $60 million group variable life insurance policy covering all current employees as of February 14, 2002 from KILICO. The transaction, as business-owned life insurance, permits the Company to indirectly fund certain of its employee benefit obligations. The asset is included in other assets at the cash surrender value. The changes in cash surrender value on this policy are recorded as other income. The cash value of the policy is $56.1 million at December 31, 2003.

   As a result of a reinsurance agreement between the Company and KILICO, the Company carries a receivable in the amount of $79.1 million. (See Note 7-Reinsurance.)

New and Pending Accounting Pronouncements

   In 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts for Separate Accounts," ("SOP 03-1") which provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. SOP 03-1 clarifies, among other things, the definition and accounting for separate accounts, contractholder funds and requires companies to distinguish between insurance contracts and investment contracts based on the amount of mortality or morbidity risks inherent in the contract. For contracts classified as insurance contracts that contain death or other insurance benefit features, a liability in excess of the account balance must be established to reflect the benefits expected to be paid in future periods. Reinsurers of such risks should also establish an equivalent liability.

   SOP 03-1 is effective for fiscal years beginning after December 15, 2003, with earlier application encouraged. The Company will apply the provisions of the SOP as of January 1, 2004 through a cumulative change in accounting principle recorded in earnings. Based on information as of December 31, 2003, the expected impact of SOP 03-1 is not material to the Company's financial position.

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES

3. Investments

   The Company is carrying its fixed maturity investment portfolio at estimated fair value, as fixed maturity securities are considered available for sale. The carrying value of fixed maturity securities compared with amortized cost and estimated unrealized gains and losses, were as follows:

                                                                                Estimated Unrealized
                                                                                -------------------
                                                           Carrying  Amortized
(in thousands)                                              Value      Cost      Gains      Losses
--------------                                            ---------- ----------  --------  -------
US Treasury Securities and obligations of U.S. government
  agencies and authorities............................... $    7,194 $    7,137 $     60   $    (4)
Obligations of states and political subdivisions, special
  revenue and nonguaranteed..............................     78,833     77,477    1,362        (6)
Debt securities issued by foreign governments............      7,202      7,153       50        --
Corporate Securities.....................................  3,718,716  3,631,292   89,147    (1,721)
Mortgage-backed and asset-backed securities..............  1,564,729  1,547,975   19,814    (3,061)
                                                          ---------- ----------  --------  -------
                                                          $5,376,674 $5,271,034 $110,433   $(4,792)
                                                          ========== ==========  ========  =======

   The carrying value and amortized cost of fixed maturity investments, by contractual maturity at December 31, 2003, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.

                                                                                   Carrying  Amortized
(in thousands)                                                                      Value      Cost
--------------                                                                    ---------- ----------
Due in one year or less.......................................................... $   74,966 $   75,229
Due after one year through five years............................................  1,415,904  1,396,875
Due after five years through ten years...........................................  1,611,380  1,565,811
Due after ten years..............................................................    709,695    685,144
Securities not due at a single maturity date, primarily mortgage and asset-backed securities/(1)/................................................................  1,564,729  1,547,975
                                                                                  ---------- ----------
                                                                                  $5,376,674 $5,271,034
                                                                                  ========== ==========

--------
/(1)/Weighted average maturity of 3.50 years.

   For its mortgage-backed and asset-backed assets, the Company recognizes an impairment loss if the fair value of the security is below book value and the net present value of expected future cash flows is less than the net present value of expected future cash flows at the most recent (prior) estimation date. The Company recorded no pretax write-downs in 2003 related to their mortgage-backed and asset-backed assets.

   Upon default or indication of potential default by an issuer of fixed maturity securities, other than mortgage-backed and asset-backed assets, the issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be written down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other-than-temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken, in light of subsequent developments.

   The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES

   All assets, including investment assets, were marked to fair value on the opening balance sheet (as of September 1, 2003). As of December 31, 2003, unrealized losses on the fixed maturity securities portfolio are immaterial. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold theses securities, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of these securities in an unrealized loss position were temporarily depressed.

   The evaluation for other-than-temporary impairments is a quantitative and qualitative process, which is subject to risks and uncertainties in the determination of whether declines in the fair value of investments are other-than-temporary. The risks and uncertainties include changes in general economic conditions, the issuer's financial condition or near term recovery prospects and the effects of changes in interest rates. In addition, for securitized financial assets with contractual cash flows (e.g. asset-backed and mortgage-backed securities), projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. As of December 31, 2003, management's expectation of the discounted future cash flows on these securities was in excess of the associated securities' amortized costs.

   At December 31, 2003, the Company held $89.4 million in fixed maturity securities in Countrywide Home Loans, equal to 12.5 percent of stockholder's equity. Excluding agencies of the U.S. government, there were no other individual investments that exceeded ten percent of stockholder's equity.

   At December 31, 2003, securities of approximately $7.1 million were on deposit with governmental agencies as required by law.

4. Concentration of Credit and Interest Rate Risk

   The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of risk exist in mortgage-backed and asset-backed securities.

   Approximately 17.3 percent of the Company's investment-grade fixed maturity securities at December 31, 2003 were mortgage-backed securities. The weighted average yield on such securities was 3.64 percent as of December 31, 2003. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid.

   Approximately 4.9 percent of the Company's investment-grade fixed maturity securities at December 31, 2003 consisted of corporate asset-backed securities. The majority of the Company's investments in asset-backed securities were backed by commercial mortgage loans (25.0%), home equity loans (25.1%), manufactured housing loans (14.8%) and auto loans (13.6%) at December 31, 2003.

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES

5. Income Taxes

   The tax effects of temporary differences that give rise to significant portions of the Company's net deferred federal tax asset from continuing operations were as follows:

                                                            December 31,
        (in thousands)                                          2003
        --------------                                      ------------
        Deferred federal tax assets:
           Life policy reserves............................   $ 81,274
           Deferred insurance acquisiton costs ("DAC Tax").     12,087
           Accrued expenses................................     17,643
           Other investment-related........................      3,781
                                                              --------
               Total deferred federal tax assets...........    114,785
                                                              --------
        Deferred federal tax liabilities:
           Life policy reserves............................     50,681
           Net unrealized gains on investments.............     36,974
           Other...........................................         --
                                                              --------
               Total deferred federal tax liabilities......     87,655
                                                              --------
               Net deferred federal tax assets.............   $ 27,130
                                                              ========

   Management has determined that no valuation allowance was necessary at December 31, 2003, primarily because the reversals of existing temporary differences will provide taxable income in future years.

6. Postretirement Benefits Other Than Pensions

   The Company sponsors postretirement life insurance plans and provides health care benefits for certain retirees and grandfathered employees when they retire. The postretirement life insurance benefit is noncontributory, while the health care benefits are contributory.

   The discount rate used in determining the postretirement benefit obligation was 6.25 percent for 2003. For measurement of the December 31, 2003 benefit obligation, an annual rate of increase of 10.00% was assumed for 2004 in the cost of covered health care benefits; this range was assumed to decrease to 5.00% in the years 2011 and thereafter.

   The status of the plan as of December 31, 2003 was as follows:

(in thousands)                                                             2003
--------------                                                            ------
Accumulated postretirement benefit obligation ("APBO"), beginning of year $5,045
Change in benefit obligation.............................................    217
                                                                          ------
APBO, end of year........................................................  5,262
Unrecognized (gain) loss from actuarial experience.......................    (69)
Unrecognized prior service cost..........................................     --
                                                                          ------
APBO, end of year........................................................ $5,193
                                                                          ======

   There are no plan assets as of December 31, 2003.

   A one percentage point increase in the assumed health care trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 2003 by $595 thousand.

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES

7. Reinsurance

   The following is a summary of life insurance in force at December 31, 2003:

                           (in billions)       2003
                           -------------      ------
                           Direct and assumed $221.5
                           Ceded.............  190.3

   In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure. The Company cedes 90 percent of all new term life insurance premiums to unaffiliated reinsurers. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liability and obligations to policyholders. Reinsurance recoverable, in the amount of $876 million, is included in future policy benefits, in accordance with FASB's Statement 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts."

   On September 3, 2003 ("the Closing Date"), KILICO transferred portions of its business through a one hundred percent coinsurance arrangement, as well as the capital stock of its wholly-owned subsidiaries, to the Company. Prior to the Closing Date, the Company, KILICO, ZLICA and Fidelity Life Association, a Mutual Legal Reserve Company ("FLA") operated under the trade name "Zurich Life" and were all, except FLA, direct, wholly-owned subsidiaries of Kemper. Following the Closing Date, KILICO remains a direct, wholly-owned subsidiary of Kemper.

   These transfers were part of a larger transaction pursuant to a Stock and Asset Purchase Agreement, dated as of May 29, 2003 ("the Purchase Agreement"), between ZHCA, Kemper, KILICO, ZFS, BOIH and Bank One. Upon the closing on September 3, 2003 of the transactions ("the Closing") contemplated by the Purchase Agreement, including a Coinsurance Agreement, effective as of the Closing ("the Coinsurance Agreement"), the Company assumed on a coinsurance basis, 100% of the General Account Liabilities of KILICO. The "General Account Liabilities" include all of KILICO's gross liabilities and obligations, including benefits, claims, taxes, commissions and assessments for certain types of existing individual and group life insurance policies and annuity contracts (the Reinsured Policies), except for certain retained liabilities. The Reinsured Policies also include certain policies to be written by KILICO for a specified period subsequent to the Closing. In consideration of the Company's assumption of the General Account Liabilities, KILICO transferred to the Company the Transferred Coinsurance Assets, less a Ceding Commission, as described below. "Transferred Coinsurance Assets" means (a)(i) all of the issued and outstanding shares of KILICO's Subsidiaries and certain other assets (software, fixtures, equipment, etc.), (ii) certain investment assets and (iii) cash or cash equivalents, having an aggregate market value equal to the amount as of the Closing of the General Account Reserves, as defined in the coinsurance agreement, plus (b) KILICO's interest maintenance reserve as of the Closing (excluding interest maintenance reserve as a result of the realization of gain associated with transferring the Transferred Coinsurance Assets at market value rather than book value) minus (c) the aggregate amount of accruals with respect to the Reinsured Policies.

   The "Ceding Commission" was $120,000,000, subject to a market value adjustment with respect to the Transferred Coinsurance Assets. The Ceding Commission was not transferred from the Company to KILICO, but rather was withheld from the investment assets transferred from KILICO to the Company as part of the Transferred Coinsurance Assets. The entire coinsurance arrangement generated an intangible asset of approximately $78 million (value of business acquired) which was ultimately eliminated in the purchase accounting revaluation of assets and liabilities.

   Upon the Closing, the Company also assumed on a modified coinsurance basis, a majority of the Separate Account Liabilities of KILICO. The "Separate Account Liabilities" are all liabilities that were reflected in KILICO's separate accounts and that relate to the Reinsured Policies. Pursuant to the modified coinsurance framework under which Separate Account Liabilities are reinsured, ownership of the underlying separate accounts was not transferred. Separate account assets that support the Separate Account Liabilities under the modified coinsurance arrangement totaled approximately $2.1 billion.

   Pursuant to the Coinsurance Agreement, the Company established a trust account (the Security Trust Account) for the exclusive benefit of KILICO funded with assets equal to one hundred percent of the general

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES account reserves reinsured by the Company, adjusted on a quarterly basis. The Company is required to maintain the Security Trust Account in effect until the general account reserves are $400,000,000 or less.

   KILICO also transferred to the Company in consideration of the Company's reinsurance of future liabilities and obligations, in respect of the Reinsured Policies, future premiums, premiums receivable, policy loan receivables, reinsurance recoverables, separate account revenues, agents debit balances and all other fees, charges and amounts. In addition, pursuant to the Coinsurance Agreement, the ministerial actions required of KILICO with respect to the Bank Owned Life Insurance policies (the "BOLI Policies") are performed by the Company in exchange for an income stream of 8 to 12 basis points earned on the value of the invested assets of the BOLI Policies. KILICO has also agreed that, for a period of three years following the Closing, it will not issue any new BOLI Policies.

   KILICO remains primarily responsible to its policyholders for all future claims and policyholder benefits related to the blocks of business ceded to the Company and is not relieved of its obligations. Assets in support of the reserves for future policyholder benefits assumed by the Company as part of the Coinsurance Agreement totaled $3.5 billion.

   As part of the Coinsurance Agreement, the Company is responsible for providing certain administrative services with respect to the reinsured business. This includes, but is not limited to, policy and policyholder administration, separate account administration, preparing accounting and actuarial information, and certain aspects of legal compliance.

   In addition, under a separate transition services agreement, the Company is responsible for providing services in the following categories to KILICO for up to one year from the date of the Closing: legal support services, accounting and financial operations services and support, actuarial services and support, information technology services and support, policyholder and distributor services and support, distributor relationship management services, product management services, tax administration support services, disaster recovery, system conversion services and other services as required. Prior to the Closing, KILICO and the Company shared common management and employees. The transition services agreement is designed to facilitate KILICO's continued operations, in substantially the same manner as it operated prior to the Closing, while KILICO transitions to a new management team and new employees.

8. Related Party Transactions

   The Company has a service agreement with Bank One Investment Advisors
(BOIA). BOIA provides investment services, including purchases and sales of securities, under the supervision of the investment committee of the Company.

   The Company has a formal management and services agreement with FLA, which charges FLA based upon certain predetermined charges and factors. The Company shares management, operations and employees with FLA. FLA is a mutual company owned by its policyholders, and is not a member of BOIH.

   At December 31, 2003, the Company reported the following amounts due from or
(to) related parties, which were recorded in the accompanying consolidated balance sheet as a component of other assets or other liabilities, as appropriate:

                                                           December 31,
                                                               2003
                                                           ------------
        Investors Brokerage Service, Inc.................. $     4,962
        PMG Group.........................................     148,509
                                                           -----------
        Receivable from related party..................... $   153,471
                                                           ===========

                                                           December 31,
                                                               2003
                                                           ------------
        Zurich Direct Insurance Agency.................... $(1,599,793)
                                                           -----------
        Payable to related party.......................... $(1,599,793)
                                                           ===========
        Net receivable (payable) from (to) related parties $(1,446,322)
                                                           ===========

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES

9. Commitments and Contingent Liabilities

   The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based on the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the Company's consolidated financial position, results of operations or cash flows.

10. Fair Value of Financial Instruments

   Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates, and such estimates should be used with care.

   Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant affect on fair value estimates and have not been considered in any of the estimates. The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

   Fixed maturity securities: Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers, or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, BOIA.

   Cash and short-term investments: The carrying amounts reported in the consolidated balance sheet for these financial instruments approximate fair values.

   Policy loans: The carrying value of policy loans approximates the fair value as the Company adjusts the rates to remain competitive.

   Other loans and investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values.

   Life policy benefits: For deposit liabilities with defined maturities, the fair value was based on the discounted value of future cash flow. The discount rate was based on the rate that would be offered for similar deposits at the reporting date. For all other deposit liabilities, primarily deferred annuities and universal life contracts, the fair value was based on the amount payable on demand at the reporting date.

   The carrying values and estimated fair values of the Company's financial instruments at December 31, 2003 were as follows:

                                                                         2003
-                                                                ---------------------
                                                                  Carrying    Fair
(in thousands)                                                     Value      Value
--------------                                                   ---------- ----------
Financial instruments recorded as assets:
   Fixed maturity securities.................................... $5,376,674 $5,376,674
   Cash and short-term investments..............................     29,040     29,040
   Policy loans.................................................    410,992    410,992
Financial instruments recorded as liabilities:
   Future life policy benefits excluding term and ordinary life.  5,370,957  5,251,487

            FEDERAL KEMPER LIFE ASSURANCE COMPANY AND SUBSIDIARIES

11. Stockholder's Equity--Statutory Capital and Surplus

   Dividend distributions to the Company from its life insurance company subsidiaries are restricted as to the amount that may be paid without prior notice or approval by the regulatory authorities. The maximum amount of dividends which can be paid by these regulated subsidiaries, without prior approval, in 2004, is zero.

   The statutory capital and surplus, as determined in accordance with accounting practices prescribed or permitted by the State of Illinois Department of Insurance and the Office of the Commissioner of Insurance of the State of New York, for the Company and its life insurance company subsidiaries at December 31, 2003 was as follows:

                     (in thousands)                  2003
                     --------------                --------
                     Statutory capital and surplus
                     The Company.................. $352,193
                     ZLICA........................   93,112
                     ZLICONY......................   69,301

   Each insurance company's state of domicile imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeded the minimum risk-based capital requirements for the period presented herein.

12. Subsequent Event

   On January 14, 2004, Bank One announced an agreement to merge with JP Morgan in a strategic business combination establishing the second largest banking franchise in the United States, based on core deposits. The combined entity will have assets of $1.1 trillion. The agreement provides for a stock-for-stock merger in which each share of Bank One's common stock will be exchanged on a tax-free basis for 1.32 shares of JP Morgan common stock. This transaction is expected to close in mid-2004 pending regulatory and shareholder approvals.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Chase Insurance Life and Annuity Company:

   In our opinion, the consolidated balance sheet and the related consolidated statements of operations, comprehensive income, stockholder's equity and cash flows present fairly, in all material respects, the financial position of Chase Insurance Life and Annuity Company (formerly Federal Kemper Life Assurance Company) and its subsidiaries (the Company) as of December 31, 2004, and the results of their operations and their cash flows for the six month period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois
April 26, 2005

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

                          CONSOLIDATED BALANCE SHEET

                            As of December 31, 2004

                       (In Thousands, Except Share Data)

Assets
   Fixed maturity securities, available-for-sale, at fair value............................ $5,089,350
   Policy loans............................................................................    396,687
                                                                                            ----------
Total Investments..........................................................................  5,486,037
   Cash....................................................................................     59,595
   Accrued investment income...............................................................     66,871
   Reinsurance recoverable.................................................................    855,532
   Deferred policy acquisition costs.......................................................     32,397
   Goodwill................................................................................    109,000
   Federal income tax recoverable..........................................................      4,390
   Other assets and receivables............................................................     98,725
   Assets held in separate accounts........................................................     55,293
                                                                                            ----------
TOTAL ASSETS............................................................................... $6,767,840
                                                                                            ==========
Liabilities
   Future policy benefits.................................................................. $5,519,954
   Other policyholder benefits and funds payable...........................................    255,516
   Deferred income taxes payable...........................................................      8,572
   Other accounts payable and liabilities..................................................     92,596
   Liabilities related to separate accounts................................................     55,293
                                                                                            ----------
Total Liabilities..........................................................................  5,931,931
                                                                                            ----------
Stockholder's Equity
   Capital stock--$20 par value, authorized 500,000 shares; issued and outstanding 136,351
     shares................................................................................      2,727
   Additional paid-in-capital..............................................................    724,938
   Accumulated other comprehensive income..................................................     63,607
   Retained earnings.......................................................................     44,637
                                                                                            ----------
Total Stockholder's Equity.................................................................    835,909
                                                                                            ----------
TOTAL LIABILITIES & STOCKHOLDER'S EQUITY................................................... $6,767,840
                                                                                            ==========



       See the accompanying notes to consolidated financial statements.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

                     CONSOLIDATED STATEMENT OF OPERATIONS

                      Six Months Ended December 31, 2004

                                (In Thousands)

           REVENUE
           Net investment income.......................... $131,620
           Realized capital gains.........................    1,431
           Premium income.................................   57,160
           Separate account fees..........................   17,264
           Surrender charges and other income.............   25,914
                                                           --------
              Total revenue...............................  233,389
                                                           --------
           BENEFITS AND EXPENSES
           Interest credited to policyholders.............   99,390
           Claims incurred and other policyholder benefits   50,258
           Commissions....................................  (15,944)
           Taxes, licenses and fees.......................    6,075
           Operating expenses.............................   56,980
           Deferral of insurance acquisition costs........  (33,462)
           Amortization of insurance acquisition costs....    1,065
                                                           --------
              Total benefits and expenses.................  164,361
           Income before income tax expense...............   69,028
                                                           --------
           Income tax expense.............................   24,391
                                                           --------
           Net income..................................... $ 44,637
                                                           ========




       See the accompanying notes to consolidated financial statements.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

                CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

                      Six Months Ended December 31, 2004

                                (In Thousands)

Net income......................................................................... $ 44,637
Other comprehensive income, before tax:
   Unrealized holding gains on investments arising during the period...............   99,285
                                                                                    --------
       Total unrealized holding gains on investments arising during the period.....   99,285
                                                                                    --------
Less reclassification adjustments for items included in net income:
   Adjustment for gains included in realized investments gains.....................    1,428
                                                                                    --------
       Total reclassification adjustments for items included in net income.........    1,428
                                                                                    --------
Other comprehensive income, before related income tax expense......................   97,857
Related income tax expense.........................................................   34,250
                                                                                    --------
       Other comprehensive income, net of tax......................................   63,607
                                                                                    --------
       Comprehensive income........................................................ $108,244
                                                                                    ========





       See the accompanying notes to consolidated financial statements.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

                CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY

                      Six Months Ended December 31, 2004

                                (In Thousands)

      Common stock, beginning and end of period.................. $  2,727
                                                                  --------
      Additional paid in capital, beginning and end of period....  724,938
                                                                  --------
      Accumulated other comprehensive income, beginning of period       --
         Other comprehensive income, net of tax..................   63,607
                                                                  --------
             End of period.......................................   63,607
      Retained earnings, beginning of period.....................       --
         Net income..............................................   44,637
                                                                  --------
             End of period.......................................   44,637
                                                                  --------
             Total stockholder's equity.......................... $835,909
                                                                  ========





       See the accompanying notes to consolidated financial statements.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                      Six Months Ended December 31, 2004

                                (in Thousands)

Cash flows from operating activities
   Net income.............................................................. $  44,637
   Reconcilement of net income to net cash flow from operating activities:
       Realized investment gains...........................................    (1,431)
       Interest credited and other charges.................................    46,228
       Deferred insurance acquisition costs, net...........................   (32,398)
       Amortization of net discount/premium on investments.................    22,965
       Deferred federal income tax.........................................     7,276
       Net change in current federal income tax............................    14,798
       Other accounts and notes receivables................................     6,164
       Other accounts payable and liabilities..............................    18,565
       Other...............................................................       211
                                                                            ---------
       Net cash provided by operating activities...........................   127,015
                                                                            ---------
Cash flows from investing activities
   Cash from investments sold or matured:
       Fixed maturities held to maturity...................................   148,346
       Fixed maturities sold prior to maturity.............................   185,748
       Mortgage loans, policy loans and other invested assets..............   122,867
       Short term investments, net.........................................     9,777
   Cost of investments purchased or loans originated:
       Fixed maturity securities...........................................  (286,065)
       Mortgage loans, policy loans and other invested assets..............  (120,143)
       Net change in receivable/payable for securities transactions........   106,785
       Other (primarily fixed assets)......................................      (762)
                                                                            ---------
       Net cash provided by investing activities...........................   166,553
                                                                            ---------
Cash flows from from financing activities
   Policyholder account balances:
       Deposits............................................................   128,315
       Withdrawals.........................................................  (399,654)
   Other (cash overdraft)..................................................   (21,539)
                                                                            ---------
   Net cash used in financing activities...................................  (292,878)
                                                                            ---------
   Net increase (decrease) in cash.........................................       690
Cash, beginning of period..................................................    58,905
                                                                            ---------
Cash, end of period........................................................ $  59,595
                                                                            =========


       See the accompanying notes to consolidated financial statements.

           CHASE INSURANCE LIFE AND ANNUITY COMPANY AND SUBSIDIARIES

                         NOTES TO FINANCIAL STATEMENTS

1. Organization and Basis of Presentation

   Chase Insurance Life and Annuity Company ("the Company") or ("CILAAC"), formerly Federal Kemper Life Assurance Company, issues fixed and variable annuity products, term life and interest-sensitive life insurance products primarily through a network of brokerage general agents and other independent distributors. The Company and its subsidiary, Chase Insurance Life Company ("CILC"), formerly known as Zurich Life Insurance Company of America ("ZLICA"), are licensed in the District of Columbia and all states except New York. The Company's other subsidiary, Chase Insurance Life Company of New York, ("CILCONY"), formerly known as Zurich Life Insurance Company of New York ("ZLICONY"), is licensed in the state of New York.

   The Company is a wholly-owned subsidiary of Banc One Insurance Holdings, Inc. ("BOIH"). In September 2003, Bank One Corporation ("Bank One") acquired the Company and its affiliates. On July 1, 2004, Bank One and JP Morgan Chase & Co. ("JP Morgan") merged, establishing the second largest banking franchise in the United States, based on core deposits. Subsequent to the merger, the Company is ultimately wholly-owned by JP Morgan.

   CILC markets term life insurance primarily through Chase Insurance Direct, Inc. ("CIDI"), formerly Zurich Direct, Inc. CIDI is an affiliated direct marketing life insurance agency currently marketing term life insurance directly to consumers primarily through various marketing media. CILCONY markets term life insurance products primarily through CIDI and annuities through PMG Marketing Agency, Inc., a subsidiary of BOIH.

   The consolidated financial statements include the accounts of the Company and its subsidiaries on a consolidated basis. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Summary of Significant Accounting Policies

Use of Estimates

   The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported and disclosures. Actual results could differ from those estimates.

Investments and Related Income

   Investments in fixed maturity securities, including bonds and redeemable preferred stocks, are carried at fair value and are classified as available for sale when, in management's judgement, they may be sold in response to or in anticipation of changes in market conditions as part of the Company's management of its structural interest rate risk. The amortized cost of fixed maturity securities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed securities ("MBS") and asset-backed securities ("ABS"), over the estimated life of the security. Such amortization or accretion is included in net investment income. Accretion of the discount or amortization of the premium from mortgage-backed and asset backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturity securities deemed to be other-than-temporarily impaired.

   Net unrealized gains or losses on investments are credited or charged to accumulated other comprehensive income net of deferred income tax expense.

   Realized gains or losses on sales of investments, determined on the basis of specific security identification on the disposition of the respective investment, and recognition of other-than-temporary declines in value are included in revenue. Net unrealized gains or losses on revaluation of investments are credited or charged to

           CHASE INSURANCE LIFE AND ANNUITY COMPANY AND SUBSIDIARIES accumulated other comprehensive income (loss). Such unrealized gains are recorded net of deferred income tax expense and unrealized losses are tax benefited. However, the tax benefits from unrealized losses are offset by a valuation allowance where appropriate.

Impairment Losses on Investments

   Management regularly reviews its fixed maturity portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. A number of criteria are considered during this process including, but not limited to, the current fair value as compared to cost or amortized cost, as appropriate, of the security, the length of time the security's fair value has been below cost or amortized cost, and by how much, specific credit issues related to the issuer and current economic conditions. Also, the Company estimates the cash flows over the life of purchased beneficial interests in mortgage-backed and asset-backed assets. Based on current information and events, if the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value and if there has been a decrease in the estimated cash flows since the last revised estimate, considering both timing and the amount, then other-than-temporary impairment is recognized and the purchased beneficial interest is written down to fair value. Other-than-temporary impairment losses result in a permanent reduction of the cost basis of the underlying investment.

   Significant changes in the factors the Company considers when evaluating an investment for an impairment loss could result in a significant change in estimated impairment losses reported in the statement of operations.

Derivative Instruments

   Derivative financial instruments include a certain interest rate swap agreement. SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" require that all derivatives be recognized on the consolidated balance sheet at fair value.

   If, subsequent to entering into a hedge transaction, a derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished), the Company may terminate the derivative position. The Company may also terminate derivative instruments as a result of other events or circumstances. When a derivative financial instrument utilized in a cash flow hedge of an existing asset or liability is no longer effective or is terminated, the gain or loss recognized on the derivative is reclassified from accumulated other comprehensive income to net income as the hedged risk impacts net income, beginning in the period hedge accounting is no longer applied or the derivative instrument is terminated. If the derivative financial instrument is not terminated when a cash flow hedge is no longer effective, the future gains and losses recognized on the derivative are reported in realized capital gains and losses.

Policy Loans

   Investments in policy loans are carried at the aggregate of the unpaid balance, provided it does not exceed either the cash surrender value of the policy or the policy reserves. The excess of the unpaid policy loan balances over the cash surrender value, if any, is recorded as an expense in the statements of operations.

Life Insurance Revenue and Expenses

   Revenue for annuities and interest-sensitive life products consist of investment income and realized capital gains, policy charges such as mortality, expense and surrender charges, and expense loads for premium taxes on certain contracts. Expenses consist of benefits in excess of account balances, interest credited to contracts, policy maintenance costs, and amortization of deferred insurance acquisition costs.

   Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income. Fee revenue is recognized for annuity contracts, based on contractual terms, when earned.

           CHASE INSURANCE LIFE AND ANNUITY COMPANY AND SUBSIDIARIES

Reinsurance

   In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure. The Company reinsures 90% of its retention on its existing block of term business and its existing block of cash value term ("CVT") universal life business issued prior to 1997, to a select group of outside reinsurers. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders.

Deferred Policy Acquisition Costs

   The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. For traditional life insurance products, the deferred acquisition costs ("DAC") are amortized over the premium-paying periods of the related policies. For annuity, universal life and deposit contracts, DAC is amortized ratably over the present value of the estimated gross profits of the related policies.

Goodwill

   The purchase price of approximately $728 million allocated to the Company and the resulting goodwill of $109.0 million were calculated using the ratio of the Company's fair value based on discounted cash flow projections to the total fair value of Bank One. Goodwill is subject to impairment tests at least annually on a reporting entity basis.

Future Policy Benefits

   Insurance policy and claim reserves for the insurance business acquired were initially recognized in purchase accounting at fair value. Fair value was determined based on a number of assumptions including mortality, morbidity, expenses, persistency and interest rates (ranging from 4.4% to 4.9% with a weighted average of 4.7% for life insurance products and ranging from 2.2% to 4.9% with a weighted average of 4.5% for annuity products).

   For new contracts written, annuity, universal life and deposit contracts are increased by deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to contract holders. Annuity contract liabilities in the payout phase reflect lapse, withdrawal and interest rate assumptions (ranging from 0.73% to 7.00% with a weighted average of 3.45%), based on contract terms and the Company's experience.

   For new policies written, traditional life insurance liabilities represent the present value of future benefits to be paid to or on behalf of policyholders adjusted for related expenses less the present value of future net premiums. These liabilities are calculated using assumptions such as mortality, morbidity, expenses, persistency and interest rates, including a provision for unfavorable deviation. The assumptions are regularly reviewed, compared to actual experience and would be revised, if a loss recognition event has been identified.

Income Taxes

   The Company will file a separate federal tax return for 2004. Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.

   The Company provides for federal income taxes based on amounts the Company believes it will ultimately owe or receive. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain expenses and the realization of certain tax credits.

           CHASE INSURANCE LIFE AND ANNUITY COMPANY AND SUBSIDIARIES

Guaranty Fund Assessments

   The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 2004 and prior. The Company's consolidated balance sheet includes provisions for all known assessments that are expected to be levied against the Company as well as for an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future.

Other Assets

   The Company owns a $60 million group variable life insurance policy covering all current employees as of February 14, 2002 from Kemper Investors Life Insurance Company ("KILICO"), a former affiliate. The business-owned life insurance permits the Company to indirectly fund certain of its employee benefit obligations.

   The asset is included in other assets at the cash surrender value. The changes in cash surrender value on this policy are recorded as other income. The cash value of the policy is $57.4 million at December 31, 2004.

Separate Account Business

   The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity contracts for the exclusive benefit of variable annuity contractholders. The Company receives administrative fees from the separate accounts and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contractholders. The assets and liabilities of the separate accounts are carried at fair value.

3. Purchase Accounting

   The merger between Bank One and JP Morgan was accounted for using the purchase method of accounting that requires the assets and liabilities of Bank One, as well as their subsidiaries, be fair valued as of July 1, 2004. The total purchase price to complete the merger was $58.5 billion. The purchase price of the merger has been allocated to the assets acquired and liabilities assumed using their fair values at the merger date. The purchase price of approximately $728 million allocated to the Company and the resulting goodwill of $109.0 million were calculated using the ratio of the Company's fair value based on discounted cash flow projections to the total fair value of Bank One. The following table summarizes the estimated fair value of assets acquired and liabilities assumed at the date of acquisition at July 1, 2004.

                                                                (in thousands)
  Investments and cash.........................................   $5,528,285
  Accrued investment income....................................       68,012
  Reinsurance recoverable......................................    1,035,308
  Deferred income taxes........................................       33,752
  Other assets.................................................      195,023
                                                                  ----------
     Total assets..............................................    6,860,380
  Future policy benefits.......................................    5,924,816
  Other policyholder benefits and funds payable................      269,229
  Other accounts payable and liabilities.......................       47,737
                                                                  ----------
     Total liabilities.........................................    6,241,782
                                                                  ----------
     Net assets acquired.......................................      618,598
  Purchase price...............................................      727,598
                                                                  ----------
     Purchase price in excess of net assets acquired--goodwill.   $  109,000
                                                                  ==========

           CHASE INSURANCE LIFE AND ANNUITY COMPANY AND SUBSIDIARIES

4. Cash Flow Information

   The Company defines cash as cash in banks and money market accounts. The Company paid taxes directly to the United States Treasury Department of $1.3 million in the six-month period ended December 31, 2004.

5. Investments and Related Income

   The Company is carrying its fixed maturity investment portfolio at estimated fair value, as fixed maturity securities are considered available for sale. The carrying value of fixed maturity securities compared with amortized cost and estimated unrealized gains and losses at December 31, 2004, was as follows:

                                                                                Estimated Unrealized
                                                                                -------------------
                                                           Carrying  Amortized
                                                            Value      Cost      Gains      Losses
                                                          ---------- ----------  --------  -------
                                                                      (in thousands)
US Treasury Securities and obligations of U.S. government
  agencies and authorities............................... $    7,043 $    7,045 $      7   $    (9)
Obligations of states and political subdivisions, special
  revenue and nonguaranteed..............................     77,711     76,597    1,114        --
Debt securities issued by foreign governments............      7,204      7,209       --        (5)
Corporate Securities.....................................  3,716,237  3,626,551   92,040    (2,354)
Mortgage-backed and asset-backed securities..............  1,281,155  1,273,293   10,572    (2,710)
                                                          ---------- ----------  --------  -------
                                                          $5,089,350 $4,990,695 $103,733   $(5,078)
                                                          ========== ==========  ========  =======

   The carrying value and amortized cost of fixed maturity investments, by contractual maturity at December 31, 2004, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.

                                                                                  Carrying  Amortized
                                                                                   Value      Cost
                                                                                 ---------- ----------
                                                                                    (in thousands)
Due in one year or less......................................................... $   96,855 $   96,900
Due after one year through five years...........................................  1,502,582  1,489,233
Due after five years through ten years..........................................  1,901,845  1,834,451
Due after ten years.............................................................    219,663    209,799
Securities not due at a single maturity date-primarily mortgage and asset-backed securities/(1)/...............................................................  1,368,405  1,360,312
                                                                                 ---------- ----------
                                                                                 $5,089,350 $4,990,695
                                                                                 ========== ==========

--------
/(1)/Weighted average life of 3.46 years.

   Proceeds from sales of investments in fixed maturity securities prior to maturity were $189.0 million for the six month period ended December 31, 2004. Gross gains of $2.3 million and gross losses of $0.8 million were realized on sales and maturities in the six month period ended December 31, 2004.

   For its mortgage-backed and asset-backed assets, the Company recognizes an impairment loss if the fair value of the security is below cost and the net present value of expected future cash flows is less than the net present value of expected future cash flows at the most recent (prior) estimation date. The Company recorded no write-downs in 2004 related to their mortgage-backed and asset-backed assets.

   Upon default or indication of potential default by an issuer of fixed maturity securities, other than mortgage-backed and asset-backed assets, the issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be written

           CHASE INSURANCE LIFE AND ANNUITY COMPANY AND SUBSIDIARIES down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other-than-temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken, in light of subsequent developments.

   The Company's computation of net realizable value involves judgments and estimates. Such value determination considers such factors as the existence and value of any collateral; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.

   All assets, including investment assets, were marked to fair value on the opening balance sheet (as of July 1, 2004). At December 31, 2004, unrealized losses on the fixed maturity securities portfolio are immaterial. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of these securities in an unrealized loss position were temporarily depressed.

   The evaluation for other-than-temporary impairments is a quantitative and qualitative process, which is subject to risks and uncertainties in the determination of whether declines in the fair value of investments are other-than-temporary. The risks and uncertainties include changes in general economic conditions, the issuer's financial condition or near term recovery prospects and the effects of changes in interest rates. In addition, for securitized financial assets with contractual cash flows (e.g. asset-backed and mortgage-backed securities), projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. As of December 31, 2004, management's expectation of the discounted future cash flows on these securities was in excess of the associated securities' amortized costs. There were no pre-tax write-downs for the six-month period ended December 31, 2004.

Net Investment Income

   The sources of net investment income were as follows:

                                                  Six Months Ended
                                                  December 31, 2004
                                                  -----------------
                                                   (in thousands)
            Interest on fixed maturity securities     $121,600
            Short-term investments...............          804
            Interest from policy loans...........       11,725
            Other................................          197
                                                      --------
               Total investment income...........      134,326
            Investment expense...................       (2,706)
                                                      --------
               Net investment income.............     $131,620
                                                      ========

Realized Capital Gains

   Realized capital gains for the six-month period ended December 31, 2004 were as follows:

                                            Six Months Ended
                                            December 31, 2004
                                            -----------------
                                             (in thousands)
                  Fixed maturity securities      $1,428
                  Other....................           3
                                                 ------
                  Realized capital gains...      $1,431
                                                 ======

           CHASE INSURANCE LIFE AND ANNUITY COMPANY AND SUBSIDIARIES

   At December 31, 2004, securities of approximately $7.0 million were on deposit with governmental agencies as required by law.

6. Concentration of Credit and Interest Rate Risk

   The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of risk exist in mortgage-backed and asset-backed securities.

   Approximately 12.9% of the Company's investment-grade fixed maturity securities at December 31, 2004 were residential mortgage-backed securities. Approximately 8.4% of the investment-grade fixed maturity securities at December 31, 2004 were commercial mortgage-backed. These residential mortgage-backed securities consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid.

   Approximately 3.4% of the Company's investment-grade fixed maturity securities at December 31, 2004, consisted of corporate asset-backed securities. At December 31, 2004, the majority of the Company's investments in asset-backed securities were backed by automobile loans (38.1%), credit card loans (25.1 %), home equity loans (17.7%) and manufactured housing loans (17.2 %).

7. Income Taxes

   Income tax expense was as follows for the six months ended December 31, 2004:

                                    Six Months Ended
                                    December 31, 2004
                                    -----------------
                                     (in thousands)
                          Current..      $16,316
                          Deferred.        8,075
                                         -------
                             Total.      $24,391
                                         =======

   The actual income tax expense for the six-month period ended December 31, 2004 differed from the "expected" tax expense as displayed below. "Expected" tax expense was computed by applying the U.S. federal corporate tax rate of 35% to income before income tax expense.

                                                          Six Months Ended
                                                          December 31, 2004
                                                          -----------------
                                                           (in thousands)
    Computed expected tax expense........................      $24,160
    Difference between "expected" and actual tax expense:
       State taxes.......................................          534
       Other, net........................................         (303)
                                                               -------
           Total actual tax expense......................      $24,391
                                                               =======

           CHASE INSURANCE LIFE AND ANNUITY COMPANY AND SUBSIDIARIES

   The tax effects of temporary differences that give rise to significant portions of the Company's net deferred federal tax liability from continuing operations were as follows:

                                                            December 31,
                                                                2004
                                                           --------------
                                                           (in thousands)
      Deferred federal tax assets:
         Life policy reserves.............................    $ 5,652
         Deferred insurance acquisition costs ("DAC Tax").     29,680
         Accrued expenses.................................        975
                                                              -------
             Total deferred federal tax assets............     36,307
                                                              -------
      Deferred federal tax liabilities:
         Deferred insurance acquisition costs--GAAP.......     10,350
         Net unrealized gains on investments..............     34,529
                                                              -------
             Total deferred federal tax liabilities.......     44,879
                                                              -------
             Net deferred federal tax liabilities.........    $(8,572)
                                                              =======

   Management has determined that no valuation allowance was necessary at December 31, 2004, primarily because the reversals of existing temporary differences will provide taxable income in future years.

8. Reinsurance

   At December 31, 2004, direct and assumed life insurance in force totaled $234.0 billion and ceded life insurance in force was $197.9 billion.

   In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure. The Company cedes 90 percent of all new term life insurance premiums to affiliated and unaffiliated reinsurers. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liability and obligations to policyholders. Reinsurance recoverable, in the amount of $855.5 million at December 31, 2004 is included in future policy benefits, in accordance with FASB's Statement 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts."

   In 2004, the Company entered into a new reinsurance agreement with an affiliate, Bank One Insurance Company ("BOIC"). Under the terms of the agreement, the Company reinsures certain new term insurance to BOIC. The reinsurance is a blend of coinsurance and modified coinsurance. The Company retains a portion of the reserve (modco) and BOIC is responsible for the remainder (coinsurance). A modified coinsurance adjustment is paid to BOIC to compensate BOIC for investment income on the reserve held by the Company. The ceded coinsurance reserve credit is collateralized with a letter of credit. BOIC retrocedes 50% of mortality risk to third party reinsurers on a yearly renewable term ("YRT") basis.

   In 2003, the Financial Accounting Standards Board released DIG issue B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments". DIG issue B36 requires insurers to evaluate whether or not their modified coinsurance treaties contain embedded credit (or other) derivatives not related to the overall reinsurance obligation and creditworthiness of the ceding or assuming company. If it is determined that an embedded derivative does exist, it must be bifurcated from the reinsurance contract and accounted for separately in accordance with SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". Under SFAS No. 133, the embedded derivative would be recorded at fair value with changes in fair value reported in net income.

   The Company has evaluated the applicability of DIG issue B36 to it's modified coinsurance arrangement with BOIC and has determined that an embedded derivative requiring bifurcation does exist but is not considered to be material.

           CHASE INSURANCE LIFE AND ANNUITY COMPANY AND SUBSIDIARIES

   On September 3, 2003, ("the Closing Date") the Company assumed on a coinsurance basis, 100% of the General Account Liabilities of KILICO, a wholly-owned subsidiary of Kemper Corporation. The "General Account Liabilities" include all of KILICO's gross liabilities and obligations, including benefits, claims, taxes, commissions and assessments for certain types of existing individual and group life insurance policies and annuity contracts (the Reinsured Policies), except for certain retained liabilities. The Reinsured Policies also include certain policies to be written by KILICO for a specified period subsequent to the Closing. In consideration of the Company's assumption of the General Account Liabilities, KILICO transferred to the Company the Transferred Coinsurance Assets, less a Ceding Commission, as described below. "Transferred Coinsurance Assets" means (a)(i) all of the issued and outstanding shares of KILICO's Subsidiaries and certain other assets (software, fixtures, equipment, etc.), (ii) certain investment assets and (iii) cash or cash equivalents, having an aggregate market value equal to the amount as of the Closing of the General Account Reserves, as defined in the coinsurance agreement, plus (b) KILICO's interest maintenance reserve as of the Closing (excluding interest maintenance reserve as a result of the realization of gain associated with transferring the Transferred Coinsurance Assets at market value rather than book value) minus (c) the aggregate amount of accruals with respect to the Reinsured Policies.

   The "Ceding Commission" was $120,000,000, subject to a market value adjustment with respect to the Transferred Coinsurance Assets. The Ceding Commission was not transferred from the Company to KILICO, but rather was withheld from the investment assets transferred from KILICO to the Company as part of the Transferred Coinsurance Assets.

   Upon the Closing, the Company also assumed on a modified coinsurance basis, a majority of the Separate Account Liabilities of KILICO. The "Separate Account Liabilities" are all liabilities that were reflected in KILICO's separate accounts and that relate to the Reinsured Policies. Pursuant to the modified coinsurance framework under which Separate Account Liabilities are reinsured, ownership of the underlying separate accounts was not transferred.

   Pursuant to the Coinsurance Agreement, the Company established a trust account (the Security Trust Account) for the exclusive benefit of KILICO funded with assets equal to one hundred percent of the general account reserves reinsured by the Company, adjusted on a quarterly basis. The Company is required to maintain the Security Trust Account in effect until the general account reserves are $400,000,000 or less. The balance of the Security Trust account is $3.4 billion at December 31, 2004.

   KILICO also transferred to the Company in consideration of the Company's reinsurance of future liabilities and obligations, in respect of the Reinsured Policies, future premiums, premiums receivable, policy loan receivables, reinsurance recoverables, separate account revenues, agents debit balances and all other fees, charges and amounts. In addition, pursuant to the Coinsurance Agreement, the ministerial actions required of KILICO with respect to the Bank Owned Life Insurance policies (the "BOLI Policies") are performed by the Company in exchange for an income stream of 8 to 12 basis points earned on the value of the invested assets of the BOLI Policies.

   Assets in support of the reserves for future policyholder benefits assumed by the Company as part of the Coinsurance Agreement totaled $3.5 billion.

   The Company carries a payable in the amount of $17.9 million at December 31, 2004 included in other accounts payable and liabilities.

   As part of the Coinsurance Agreement, the Company is responsible for providing certain administrative services with respect to the reinsured business. This includes, but is not limited to, policy and policyholder administration, separate account administration, preparing accounting and actuarial information, and certain aspects of legal compliance.

           CHASE INSURANCE LIFE AND ANNUITY COMPANY AND SUBSIDIARIES

9. Related Party Transactions

   The Company has a formal management and services agreement with Fidelity Life Association, a mutual legal reserve company, ("FLA"), and charges FLA based upon certain predetermined charges and factors. The Company shares management, operations and employees with FLA. The Company recorded management fees of $2.4 million for the six-month period ended December 31, 2004. The revenue is recorded as part of surrender charges and other income within the Consolidated Statement of Operations.

   The Company has a service agreement with Bank One Investment Advisors ("BOIA"). BOIA provides investment services, including purchases and sales of securities under the supervision of the investment committee of the Company. The Company recorded investment management fees of $1.5 million for the six-month period ended December 31, 2004. The expenses are recorded as part of net investment income within the Consolidated Statement of Operations.

   The Company is allocated expenses related to certain administrative services provided by Bank One. These services include payment of the Company's payroll costs, occupancy costs, equipment rentals and communications costs, as well as various other operating expenses. The Company recorded operating expenses allocated from Bank One of $12.6 million for the six-month period ended December 31, 2004.

   At December 31, 2004, the Company reported the following amounts due from or
(to) related parties which were recorded in the accompanying consolidated balance sheet as a component of other assets and receivables or other accounts payable and liabilities, as appropriate:

                                                    December 31,
                                                        2004
                                                   --------------
                                                   (in thousands)
               BOIC...............................     $   55
               PMG Group..........................        400
               CIDI...............................      3,356
               FLA................................      3,361
                                                       ------
               Receivable from related parties....     $7,172
                                                       ------
               Investors Brokerage Services, Inc..         (5)
               Bank One Securities................        (15)
               Bank One--Chicago..................         (9)
                                                       ------
               Payable to related parties.........        (29)
                                                       ------
               Net receivable from related parties     $7,143
                                                       ======

10. Commitments and Contingent Liabilities

   The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based on the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse affect on the Company's financial position, results of operations or cash flows.

11. Financial Instruments--Off-Balance Sheet Risk--Derivative Instruments

   The Company has designated its interest swap as a cash flow hedge of the floating rate funding agreement. Each period, gains and losses resulting from changes in the fair value of the swap contract have been structured to match the terms of the hedged item. No net gains or losses, resulting from hedge ineffectiveness, were recognized in results of operations, during the six months ended December 31, 2004.

   The Company uses interest rate swaps to alter interest rate exposures arising from mismatches between assets and liabilities. The Company invests primarily in fixed rate investments. In 2000, the Company sold a floating rate funding agreement and subsequently entered into interest rate swap agreements. Under the

           CHASE INSURANCE LIFE AND ANNUITY COMPANY AND SUBSIDIARIES interest rate swaps, the Company agreed with another party to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. No cash was exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is made by one counter-party at each due date. In 2004, the Company settled its existing interest rate swap agreements with a former affiliate in order to reduce exposure to that counterparty. A new interest rate swap agreement was opened with Morgan Stanley in order for the Company to qualify for the short-cut accounting method provided for under GAAP accounting rules. The Company paid $3.3 million in 2004 as settlement for the difference between the fixed-rate and the floating-rate interest.

   The Company is exposed to credit-related losses in the event of nonperformance by the counter-party to the financial instruments, but the Company does not expect the counter-party to fail to meet its obligations given their high credit ratings. The credit exposure of the interest rate swap is represented by the fair value (market value) of the contract. At December 31, 2004, an open swap agreement with a notional value of $60.0 million had a market value of ($797,630), with an expiration date of December 2007. The negative market value was included as a component of other accounts payable and liabilities in the accompanying consolidated balance sheet.

   The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. One hundred percent of the net credit exposure for the Company from derivative contracts is with an investment-grade counter-party.

12. Fair Value of Financial Instruments

   Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates, and such estimates should be used with care.

   Fair value estimates are determined for existing financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant affect on fair value estimates and have not been considered in any of the estimates. The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

   Bonds: Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers, or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, BOIA.

   Policy loans: The carrying value of policy loans approximates the fair value as the Company adjusts rates to remain competitive.

   Cash: The carrying amount approximates fair value.

   Life policy benefits: For deposit liabilities, the fair value was based on the amount payable on demand at the reporting date.

           CHASE INSURANCE LIFE AND ANNUITY COMPANY AND SUBSIDIARIES

   The carrying values and estimated fair values of the Company's financial instruments at December 31, 2004 were as follows:

                                                                 2004
                                                         ---------------------
                                                          Carrying    Fair
                                                           Value      Value
                                                         ---------- ----------
                                                            (in thousands)
 Financial instruments recorded as assets:
    Fixed maturity securities........................... $5,089,350 $5,089,350
    Policy loans........................................    396,687    396,687
    Cash and short-term investments.....................     60,020     60,020
 Financial instruments recorded as liabilities:
    Future policy benefits excluding term life reserves.  4,770,871  4,634,940

13. Stockholder's Equity--Statutory Capital and Surplus

   The Company has authorized 500,000 shares of common stock and has 136,351 shares issued and outstanding, with a $20 par value, all owned by BOIH, at December 31, 2004.

   Dividend distributions to the Company from its life insurance company subsidiaries are restricted as to the amount that may be paid without prior notice or approval by the regulatory authorities. The maximum amount of dividends which can be paid by these regulated subsidiaries, without prior approval, in 2005 is zero.

   The maximum amount of dividends that can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted. The maximum amount of dividends that can be paid by the Company without prior approval in 2005 is zero.

   The statutory capital and surplus, as determined in accordance with accounting practices prescribed or permitted by the State of Illinois Department of Insurance and the Office of the Commissioner of Insurance of the State of New York, for the Company and its life insurance company subsidiaries at December 31, 2004 was as follows:

                                                     2004
                                                --------------
                                                (in thousands)
                  Statutory capital and surplus
                  The Company..................    $396,668
                  CILC.........................      96,579
                  CILCONY......................      69,586

   Statutory capital and surplus vary in some respects from GAAP. The most significant of these differences are as follows: (1) bonds are generally recorded at amortized cost, and are not classified as either held-to-maturity securities, trading securities or available-for-sale securities; (2) acquisition costs, such as commissions and other costs in connection with acquiring new and renewal business, are charged to current operations as incurred; (3) policy reserves are based on statutory mortality and interest requirements without consideration of withdrawals, which may differ from reserves based on reasonably conservative estimates of mortality, interest and withdrawals; (4) deferred federal income tax assets for the temporary differences between the financial statement basis and tax basis of assets and liabilities are subject to different admissibility criteria; (5) the asset valuation reserve is reported as a liability and not required for GAAP purposes; (6) certain assets designated as "non-admitted assets" (principally furniture and equipment, agents' debit balances and certain classes of receivables) have been charged to surplus; and (7) realized capital gains/losses resulting from changes in interest rates are deferred and amortized over the life of the bond sold.

           CHASE INSURANCE LIFE AND ANNUITY COMPANY AND SUBSIDIARIES

   Each insurance company's state of domicile imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeded the minimum risk-based capital requirements for the period presented herein.

                 UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

                 SUPPLEMENTAL FINANCIAL INFORMATION--UNAUDITED

Bank One/JP Morgan Merger

   As disclosed in footnote 3--Purchase Accounting, the merger between Bank One and JP Morgan resulted in the revaluation of the Company's assets and liabilities at fair value as of the date of the merger. As a result, the Company's financial statements are not comparable to prior years.

   The following tables represent the Company's consolidated statement of operations, consolidated statement of stockholder's equity and consolidated statement of cash flows for the year ended December 31, 2004 as if the merger and subsequent restatement of assets and liabilities to their fair values occurred as of January 1, 2004.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

                CONSOLIDATED STATEMENT OF OPERATIONS--PRO FORMA

                                                          (Unaudited)
                                                          Year Ended
                                                       December 31, 2004
                                                       -----------------
                                                        (in thousands)
       REVENUE
       Net investment income..........................     $262,191
       Realized capital gains.........................        1,901
       Premium income.................................      123,561
       Separate account fees..........................       33,851
       Surrender charges and other income.............       53,972
                                                           --------
          Total revenue...............................      475,476
                                                           --------
       BENEFITS AND EXPENSES
       Interest credited to policyholders.............      214,380
       Claims incurred and other policyholder benefits       77,225
       Commissions....................................      (35,736)
       Taxes, licenses and fees.......................       11,166
       Operating expenses.............................      113,586
       Deferral of insurance acquisition costs........      (63,034)
       Amortization of insurance acquisition costs....        3,580
                                                           --------
          Total benefits and expenses.................      321,166
       Income before income tax expense...............      154,310
                                                           --------
       Income tax expense.............................       53,901
                                                           --------
       Net income.....................................     $100,409
                                                           ========

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

           CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY--PRO FORMA

                                                                      (Unaudited)
                                                                   December 31, 2004
                                                                   -----------------
                                                                    (in thousands)
Common stock, beginning and end of period.........................     $  2,727
                                                                       --------
Additional paid in capital, beginning and end of period...........      724,871
                                                                       --------
Accumulated other comprehensive income (loss), beginning of period           --
   Other comprehensive loss.......................................       (4,139)
                                                                       --------
       End of period..............................................       (4,139)
Retained earnings, beginning of period............................           --
   Net income.....................................................      100,409
                                                                       --------
       End of period..............................................      100,409
                                                                       --------
       Total stockholder's equity.................................     $823,868
                                                                       ========

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

                CONSOLIDATED STATEMENT OF CASH FLOWS--PRO FORMA

                                                                     (Unaudited)
                                                                  December 31, 2004
                                                                  -----------------
Cash flows from operating activities
   Net Income....................................................     $ 100,409
       Realized investment gain..................................        (1,902)
       Interest credited and other charges.......................        80,255
       Current federal income tax................................        67,439
       Deferred federal income tax...............................       (46,039)
       Deferred insurance acquisition costs......................       (59,455)
       Amortization on investments...............................        52,493
       Net change in reinsurance with KILICO.....................        96,124
       Other accounts and notes receivable.......................        (8,614)
       Other accounts payable and liabilities....................       (17,808)
       Other.....................................................         2,927
                                                                      ---------
       Net cash provided by operating activities.................       265,829
                                                                      ---------
Cash flows from investing activities:
       Fixed maturities held to maturity.........................       359,932
       Fixed maturities sold prior to maturity...................       414,994
       Mortgage loans, other loans and investments sold..........       153,978
       Fixed maturities purchases................................      (568,952)
       Mortgage loans, other loans and investments purchases.....      (141,134)
       Short-term investments, net...............................        28,938
       Other (fixed assets)......................................        (3,023)
                                                                      ---------
       Net cash provided by investing activities.................       244,733
                                                                      ---------
Cash flow from financing activities:
   Policyholder account balances:
       Deposits..................................................       253,558
       Withdrawals...............................................      (945,645)
   Other (cash overdraft)........................................        (1,064)
                                                                      ---------
   Net cash used in financing activities.........................      (693,151)
                                                                      ---------
   Net decrease in cash..........................................      (182,589)
Cash, beginning of period........................................       242,184
                                                                      ---------
Cash, end of period..............................................     $  59,595
                                                                      =========

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Chase Insurance Life and Annuity Company:

   We have audited the accompanying statutory statements of admitted assets, liabilities and capital stock and surplus of Chase Insurance Life and Annuity Company (the Company) as of December 31, 2004 and 2003, and the related statutory statements of operations, capital stock and surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Illinois Department of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, are material; they are described in Note 2.

   In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2004 and 2003, or the results of its operations or its cash flows for the years then ended.

   In our opinion, the financial statements referred to above, after the restatement described in Note 3, present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

PricewaterhouseCoopers LLP
Chicago, Illinois

April 26, 2005

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

  STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND
                                    SURPLUS

                       As of December 31, 2004 and 2003

                                                                                       2003
                                                                       2004         As Restated
                                                                  --------------  --------------
ADMITTED ASSETS
Cash and invested assets:
   Bonds......................................................... $4,474,452,368  $4,696,080,196
   Preferred stocks..............................................     80,966,307      80,966,307
   Common stocks.................................................    166,165,248     164,473,748
   Contract loans................................................    265,765,056     282,027,079
   Cash..........................................................     50,754,850     239,363,493
   Short-term investments........................................             --      28,937,976
   Other invested assets.........................................     10,002,397      16,525,086
                                                                  --------------  --------------
          Total cash and invested assets.........................  5,048,106,226   5,508,373,885
                                                                  --------------  --------------
Amounts recoverable from reinsurers..............................      8,782,386       9,895,830
Other amounts receivable under reinsurance contracts.............          3,865      70,059,991
Federal income tax recoverable...................................      1,355,544              --
Net deferred tax asset...........................................      5,962,250      14,922,512
Premiums deferred and uncollected................................     20,253,324      12,197,879
Investment income due and accrued................................    166,234,361     163,444,897
Receivable from affiliates.......................................      4,024,634       1,623,524
Other assets.....................................................     61,777,635      57,494,765
Assets of separate accounts......................................     55,293,204              --
                                                                  --------------  --------------
          Total admitted assets.................................. $5,371,793,429  $5,838,013,283
                                                                  ==============  ==============
LIABILITIES AND CAPITAL STOCK AND SURPLUS
Liabilities:
   Life and annuity reserves..................................... $4,351,731,000  $4,415,866,133
   Deposit-type funds:
       Funding agreements........................................    108,644,540     582,296,778
       Supplemental contracts without life contingencies.........    124,108,997     151,610,679
       Beneficiary account.......................................    167,213,282     166,352,542
       Dividend accumulations....................................      1,116,701       1,135,336
       Premium deposit funds.....................................        390,954         423,947
   Claims and benefits payable to policyholders..................     43,737,159      40,082,744
   Other policyholder funds......................................     19,366,287       2,166,376
                                                                  --------------  --------------
          Total policy liabilities...............................  4,816,308,920   5,359,934,535
                                                                  --------------  --------------
Interest maintenance reserve.....................................     75,081,452      96,749,776
General expenses due or accrued..................................      9,577,429      12,200,401
Transfers to separate accounts due or accrued....................    (34,899,104)    (34,569,018)
Taxes, licenses and fees due or accrued..........................      5,330,162       5,118,528
Federal income taxes payable.....................................             --      12,002,395
Remittances and items not allocated..............................     23,334,229      25,049,288
Reinsurance in unauthorized companies............................      1,400,893       3,967,704
Asset valuation reserve..........................................     13,431,489       7,018,146
Payable to affiliates............................................        977,898       3,757,434
Other liabilities................................................      9,288,569       9,832,464
Separate account liabilities.....................................     55,293,204              --
                                                                  --------------  --------------
          Total liabilities......................................  4,975,125,141   5,501,061,653
                                                                  --------------  --------------
Capital stock and surplus:
   Common stock..................................................      2,727,020       2,727,020
   Paid-in surplus...............................................    435,570,924     435,570,924
   Unassigned deficit............................................    (41,629,656)   (101,346,314)
                                                                  --------------  --------------
          Total capital stock and surplus........................    396,668,288     336,951,630
                                                                  --------------  --------------
          Total liabilities and capital stock and surplus........ $5,371,793,429  $5,838,013,283
                                                                  ==============  ==============

   The accompanying notes are an integral part of these statutory financial statements.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

                      STATUTORY STATEMENTS OF OPERATIONS

                For the Years Ended December 31, 2004 and 2003

                                                                                             2003
                                                                              2004        As Restated
                                                                          ------------  --------------
Income:
Premium and annuity considerations....................................... $293,700,631  $3,523,595,206
Considerations for supplemental contracts with life contingencies........    2,859,856      58,653,895
Net investment income....................................................  257,033,531     154,798,112
Amortization of interest maintenance reserve.............................   23,967,340      13,531,719
Reinsurance ceding commissions and allowances............................   63,385,562      66,628,758
Reserve adjustments on reinsurance ceded.................................    2,658,625              --
Separate account fees....................................................      173,689              --
Benefit proceeds and change in cash value of business-owned life
  insurance..............................................................    5,209,965       6,071,339
Assumed miscellaneous fee................................................   34,264,397      14,284,781
Assumed change in expense allowances--separate account reserves..........   (1,867,835)     30,845,195
Management and administration fees.......................................    7,519,203       7,865,641
Bank owned life insurance related fees...................................   11,007,875       3,723,823
Miscellaneous income.....................................................    1,802,018              --
                                                                          ------------  --------------
   Total income..........................................................  701,714,857   3,879,998,469
                                                                          ------------  --------------
Benefits and expenses:
Death benefits...........................................................  105,355,512      74,270,277
Matured endowments.......................................................      451,966         105,162
Annuity benefits.........................................................  289,690,177     123,421,239
Surrender benefits.......................................................   36,510,616      35,029,923
Disability and accident and health benefits..............................    1,380,617       1,256,923
Interest on policy and contract funds....................................    4,048,270       4,063,341
Interest and adjustments on policy or deposit-type contracts.............   28,194,728      33,601,003
Interest rate swap--funding agreement hedge..............................    3,294,537       7,547,568
Payments on supplementary contracts with life contingencies..............   11,853,208       6,914,393
(Decrease) increase in aggregate reserves for life policies and contracts  (64,135,133)  3,349,616,810
Commissions..............................................................   64,890,129     111,998,242
General expenses.........................................................   91,388,968      56,627,431
Insurance taxes, licenses and fees.......................................   10,292,116       9,306,870
(Decrease) increase in loading on deferred and uncollected premiums......   (3,931,147)         11,882
Dividends to policyholders...............................................       49,599          54,575
Assumed fixed/variable exchanges.........................................    3,561,895       9,209,860
Net transfers to separate accounts.......................................   37,349,812              --
IMR assumed from reinsurer, included in asset transfer...................           --      40,277,593
IMR assumed from reinsurer, realized gains on asset transfer after tax...           --      43,393,604
Other expense............................................................    1,144,455      35,791,507
                                                                          ------------  --------------
   Total benefits and expenses...........................................  621,390,325   3,942,498,203
                                                                          ------------  --------------
Net gain (loss) from operations before federal income taxes and realized
  capital losses.........................................................   80,324,532     (62,499,734)
Federal income tax expense...............................................    2,489,765      44,436,088
                                                                          ------------  --------------
Net gain (loss) from operations before realized capital losses...........   77,834,767    (106,935,822)
                                                                          ------------  --------------
Net realized capital losses..............................................   (3,107,548)     (3,238,261)
Related federal income tax benefit.......................................           --              --
Realized (gains) losses transferred to the interest maintenance reserve..   (2,299,016)        593,160
                                                                          ------------  --------------
   Total realized capital losses.........................................   (5,406,564)     (2,645,101)
                                                                          ------------  --------------
Net income (loss)........................................................ $ 72,428,203  $ (109,580,923)
                                                                          ============  ==============

   The accompanying notes are an integral part of these statutory financial statements.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

               STATUTORY STATEMENTS OF CAPITAL STOCK AND SURPLUS

                For the Years Ended December 31, 2004 and 2003

                                                                                     2003
                                                                       2004       As Restated
                                                                  -------------  -------------
Capital stock at beginning and end of year....................... $   2,727,020  $   2,727,020
                                                                  -------------  -------------
Paid in surplus at beginning of year.............................   435,570,924     91,340,794
   Capital contribution..........................................            --    344,230,130
                                                                  -------------  -------------
Paid in surplus at end of year...................................   435,570,924    435,570,924
                                                                  -------------  -------------
Unassigned surplus:
   Balance at beginning of year..................................  (101,346,314)    41,679,102
   Net income (loss).............................................    72,428,203   (109,580,923)
   Change in net unrealized capital gains and losses, net of tax.     1,691,492      4,044,661
   Change in nonadmitted assets..................................     2,665,677     14,128,543
   Change in liability for reinsurance in unauthorized companies.     2,566,811     (2,542,236)
   Change in net deferred tax asset..............................   (13,222,182)     5,947,219
   Change in asset valuation reserve.............................    (6,413,343)    (5,598,494)
   Dividends to stockholder......................................            --    (49,424,186)
                                                                  -------------  -------------
   Balance at end of year........................................   (41,629,656)  (101,346,314)
                                                                  -------------  -------------
       Total capital stock and surplus........................... $ 396,668,288  $ 336,951,630
                                                                  =============  =============




   The accompanying notes are an integral part of these statutory financial statements.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

                      STATUTORY STATEMENTS OF CASH FLOWS

                For the Years Ended December 31, 2004 and 2003

                                                                                                 2003
                                                                                  2004        As Restated
                                                                             -------------  ---------------
Cash from operations:
   Premiums collected, net of reinsurance................................... $ 291,690,828  $ 3,584,302,367
   Investment income received...............................................   287,640,016       37,956,608
   Other income received....................................................   185,894,308       11,194,864
   Benefits and loss related payments.......................................  (441,949,626)    (224,744,204)
   Net transfers to separate accounts.......................................   (39,547,733)              --
   Commissions, expenses paid and aggregate write-ins for
     deductions.............................................................  (152,626,784)    (213,430,480)
   Dividends paid to policyholders..........................................       (53,430)         (55,830)
   Federal income taxes paid................................................   (15,847,704)     (35,163,485)
                                                                             -------------  ---------------
          Net cash provided by operations...................................   115,199,875    3,160,059,840
                                                                             -------------  ---------------
Cash from investments:
   Proceeds from investments sold, matured or repaid:
       Bonds................................................................   680,341,139      737,021,964
       Stocks...............................................................            --       14,369,595
       Mortgage loans.......................................................            --       42,373,570
       Other invested assets................................................     7,459,940          360,144
                                                                             -------------  ---------------
          Total investment proceeds.........................................   687,801,079      794,125,273
                                                                             -------------  ---------------
   Cost of investments acquired:
       Bonds................................................................   489,751,834    3,689,215,637
       Stocks...............................................................            --      221,555,766
       Other invested assets................................................            --       34,985,498
                                                                             -------------  ---------------
          Total investments acquired........................................   489,751,834    3,945,756,901
                                                                             -------------  ---------------
   Net (decrease) increase in contract loans................................   (15,945,017)     205,806,641
                                                                             -------------  ---------------
          Net cash provided by (used in) investments........................   213,994,262   (3,357,438,269)
                                                                             -------------  ---------------
Cash from financing and miscellaneous sources:
   Capital and paid in surplus..............................................            --      325,979,311
   Net (withdrawals) deposits on deposit-type funds and other
     liabilities............................................................  (531,112,545)     102,655,429
   Other cash (used in) provided............................................   (15,628,211)      38,715,947
   Dividends to stockholder.................................................            --      (49,424,186)
                                                                             -------------  ---------------
          Net cash (used in) provided by financing and miscellaneous
            sources.........................................................  (546,740,756)     417,926,501
                                                                             -------------  ---------------
Net change in cash and short-term investments...............................  (217,546,619)     220,548,072
Cash and short-term investments:
   Beginning of year........................................................   268,301,469       47,753,397
                                                                             -------------  ---------------
   End of year.............................................................. $  50,754,850  $   268,301,469
                                                                             =============  ===============


   The accompanying notes are an integral part of these statutory financial statements.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

                    NOTES TO STATUTORY FINANCIAL STATEMENTS


1. Nature of Business Operations

   Chase Insurance Life and Annuity Company (the Company), formerly Federal Kemper Life Assurance Company (FKLA), issues fixed annuity products, term life, and interest-sensitive life insurance products primarily through a network of brokerage general agents and other independent distributors. The Company is licensed in the District of Columbia and all states, except New York. Through September 3, 2003, the Company was a wholly-owned subsidiary of Kemper Corporation (Kemper), a non-operating holding company. Kemper is a wholly-owned subsidiary of Zurich Group Holding (ZGH or Zurich), a Swiss holding company.
ZGH is wholly-owned by Zurich Financial Services (ZFS), a Swiss holding company.

   On May 30, 2003, ZFS and Bank One Corporation, (Bank One) announced plans for Bank One to acquire a significant portion of ZFS's Zurich Life companies. The acquisition was completed effective September 3, 2003. As a result, Kemper sold the capital stock of the Company, Chase Insurance Life Company (CILC), formerly Zurich Life Insurance Company of America (ZLICA), and Chase Insurance Direct, Inc. (CIDI), formerly Zurich Direct Inc. (ZD) to Banc One Insurance Holdings, Inc. (BOIH), a subsidiary of Bank One. The Company continues to maintain its formal management and services agreement with Fidelity Life Association, a Mutual Legal Reserve Company (FLA). In June, 2004, the Company received formal notice of termination of the Agreement from FLA. The Agreement will terminate effective December 31, 2005.

   In conjunction with the Bank One acquisition, the Company assumed significant portions of Kemper Investors Life Insurance Company's (KILICO) business through a 100% coinsurance arrangement. See Note 2 for more information.

   On January 14, 2004, Bank One announced an agreement to merge with JP Morgan Chase & Co. (JP Morgan) in a strategic business combination establishing the second largest banking franchise in the United States, based on core deposits. The transaction closed on July 1, 2004.

   Subsequent to the merger, the Company is ultimately wholly-owned by JP
Morgan.

2. Summary of Significant Accounting Polices

Basis of Presentation

   The accompanying statutory financial statements have been prepared in accordance with the National Association of Insurance Commissioners (NAIC) "Accounting Practices and Procedures Manual Version March 2003", as amended, and in conformity with accounting practices prescribed or permitted by the State of Illinois Department of Insurance (IDOI), which vary in some respects from accounting principles generally accepted in the United States of America
(GAAP).

   The most significant differences between statutory accounting practices and GAAP include: (1) bonds are generally carried at amortized cost and are not classified as either held-to-maturity securities, trading securities or available-for-sale securities; (2) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred and not deferred; (3) aggregate reserves are based upon statutory mortality and interest requirements and without consideration of withdrawals, which may differ from reserves based on reasonably conservative estimates of mortality, interest and withdrawals; (4) deferred federal income tax assets for the temporary differences between the financial statement basis and tax basis of assets and liabilities are subject to different admissibility criteria; (5) the Asset Valuation Reserve (AVR) is reported as a liability with changes in this reserve charged or credited directly to unassigned surplus; (6) realized capital gains/losses resulting from changes in interest rates are deferred and amortized over the life of the bond or mortgages sold; and (7) for GAAP purposes, the acquisitions of the Company on September 3, 2003 and July 1, 2004, were accounted for using the purchase method of accounting, which resulted in the recording of goodwill and value of business acquired on a GAAP basis.

   Statutory capital and surplus was $439.2 million and $377.0 million less than GAAP stockholder's equity at December 2004 and 2003, respectively. Statutory net income was $27.8 million more than GAAP net income for the year ended December 31, 2004. The statutory net loss was $136.2 million less than GAAP net income for the year ended December 31, 2003.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

Permitted Accounting Practice

   In anticipation of the acquisition by Zurich in 1996, the Company sold, primarily through a bulk sale, approximately $84 million in real estate-related investments during 1995 as part of a strategic effort to reduce overall exposure to real estate. As a result of these sales, the Company incurred realized capital losses which were required to be transferred to the interest maintenance reserve (IMR). However, as a result of the transfer of these realized capital losses to IMR, IMR became negative. In connection with the sale of the real estate-related investments and the acquisition of the Company's parent, the IDOI permitted the Company to reset the IMR to zero as of December 31, 1995. This treatment permits the Company to proceed as if it had been legally reorganized through a procedure known as a "quasi-reorganization".

   This procedure allows the Company a "fresh start" by resetting the negative unassigned surplus to zero and reducing gross paid-in and contributed surplus by the same amount. Although this treatment does not change the Company's total amount of reported capital and surplus as of December 31, 2004, it did favorably impact the 2004 and 2003 net gain from operations and net income. If the Company had not been permitted to reset the IMR to zero as of December 31, 1995, the December 31, 2004 and 2003 net gain from operations and net income would have both been reduced by $0.8 million, and capital and surplus for both years would have been increased by like amounts through a credit to the change in nonadmitted assets and related items. If the Company had not been able to reset the negative unassigned surplus to zero, paid-in and unassigned surplus would have been $451.9 million and $(43.8) million respectively, at December 31, 2004, and $451.9 million and $(104.3) million at December 31, 2003.

Use of Estimates in the Preparation of the Financial Statements

   The preparation of statutory financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

Accounting Policies

A. Investments

   Bonds are carried at values prescribed by the NAIC. Generally bonds are valued at amortized cost under NAIC guidelines. Preferred stocks are carried at cost unless they are below investment grade, then they are carried at market value. Short-term investments are carried at cost, which approximates fair value. All derivatives are stated at amortized cost.

   Common stocks of non-affiliates are stated at market value. Common stocks of unconsolidated subsidiaries and affiliates are valued using the equity method as described in the Purposes and Procedures Manual of the Securities Valuation Office (SVO) of the NAIC. In conjunction with the coinsurance arrangement mentioned above and discussed more fully later in this note, KILICO transferred 100% of the stock of Investors Brokerage Services, Inc. (IBS), Investors Brokerage Services Insurance Agency, Inc. (IBSIA), PMG Securities Corporation, PMG Asset Management, Inc., PMG Marketing, Inc., and PMG Life Agency, Inc. (collectively, PMG), and Chase Insurance Life Company of New York (CILCONY), formerly Zurich Life Insurance Company of New York (ZLICONY), to the Company.

   Mortgage loans on real estate are stated at the aggregate unpaid principal balance, net of unamortized discount, direct write-downs and net of any valuation allowances. As part of the purchase agreement between Bank One and Kemper, certain joint venture loans were paid as a dividend to Kemper in August 2003. As a result, the Company did not own any mortgage loans on real estate at December 31, 2003. Fire insurance is carried on all properties covered by mortgage loans at least equal to the excess of the original loan over the maximum loan that would be permitted by law on the land without the buildings. The Company did not convert any mortgage loans to loans which required principal or interest to be paid based upon available cash flow during 2003.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

   Other invested assets consist of a 30% joint venture equity interest in KL-75 LLC, a limited partnership, which is carried at cost, net of write-downs and surplus notes.

   Contract loans are carried at the aggregate of the unpaid balance, which is not in excess of the cash surrender values of the related policies.

   Mortgage-backed/asset-backed securities are stated at amortized cost using the modified scientific method including anticipated prepayments at the date of purchase. Such amortization is included in investment income. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such a difference occurs, the net investment in the bond is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the bond, with a corresponding increase or decrease to interest income. Prepayment assumptions for loan-backed bonds and structured securities were obtained from a survey conducted by a securities information service. These assumptions are consistent with the current interest rate and economic environment.

   For its securitized financial assets, the Company recognizes an impairment loss if the fair value of the security is below book value and the net present value of expected future cash flows is less than the net present value of expected future cash flows at the most recent (prior) estimation date. The Company recorded no write-downs related to their securitized financial assets for 2004 and 2003.

   Upon default or indication of potential default by an issuer of fixed maturity securities, other than securitized financial assets, the issue(s) of such issuer would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue is regularly reviewed and additional write-downs may be taken in light of later developments. Write-downs are included as part of net realized capital gains (losses). The Company recorded no fixed maturity write-downs in 2004 related to their other than securitized financial assets, compared to write-downs of $2.6 million in 2003.

B. Loan-Backed Securities

   The Company has elected to use the book value as of January 1, 1994, as the cost for applying the retrospective adjustment method to securities purchased prior to that date.

   Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from broker-dealer survey values or internal estimates.

   For agency mortgage-backed securities (Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC)), the primary pricing source used is the Merrill Lynch Securities Pricing Service. For commercial mortgage-backed and asset-backed securities, the primary pricing source used is Interactive Data. Additionally, each of these sources is supplemented by broker pricing where coverage is unavailable or where pricing is deemed to be unreliable.

C. Investment Income and Realized Gains and Losses

   Investment income is recorded when earned. All investment income due and accrued that is over 90 days past due, with the exception of mortgage loans in default, is excluded from surplus. The Company had no investment income due and accrued that was over 90 days past due at December 31, 2004. The total amount excluded from surplus in 2003 was $787,569.

   Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, which are not transferred to the IMR as discussed below, and write-downs are credited or charged to income, net of applicable federal income tax. Unrealized gains and losses, net of deferred taxes including changes in real estate related reserves, are credited or charged to surplus.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

D. Income and Expenses

   Life and interest-sensitive life insurance contract premiums are recognized as income when due, while annuity contract premiums are recognized as income when received. Deposits on deposit-type contracts are entered directly as a liability when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commission, are charged to operations as incurred.

E. Asset Valuation Reserve and Interest Maintenance Reserve

   The AVR provides for a standardized statutory investment valuation reserve for losses from investments in bonds, preferred stocks, short-term investments, mortgage loans, common stocks and other invested assets, with related increases or decreases in the AVR recorded directly to surplus. A write-down for other than temporary declines in value is recognized as a realized loss on an individual asset basis.

   The IMR defers certain interest-related gains and losses (net of tax) on fixed income securities, primarily bonds and mortgage loans, which are then amortized into income over the remaining lives of the investments sold. Net deferred IMR gains are treated as a liability while net deferred IMR losses are generally treated as a non-admitted asset with a corresponding charge directly to unassigned surplus.

F. Policy Liabilities and Other Policyholders' Funds

   Liabilities for life policy reserves and interest-sensitive life insurance contracts are based on statutory mortality and interest requirements without consideration of withdrawals. Liabilities for the majority of these contracts are calculated based on the 1980 Commissioner's Standard Ordinary (CSO) table, with interest rates ranging from 4.0% to 6.0%. Liabilities for policy reserves on annuity contracts are calculated based on the Commissioner's Annuity Reserve Valuation Method (CARVM). Interest crediting rates guaranteed under the contracts' accumulation periods range from 2.7% to 6.35%. Guarantee periods can run for up to one year with minimum interest rate guarantees ranging from 1.5% to 4.5%. For contracts which have annuitized, interest rates that are used in the determination of the present value of future payments range from 3.5% to 11.25%.

   Funding Agreements are insurance contracts similar to structured settlements, immediate annuities and guaranteed investment contracts (GICs).
The contracts qualify as insurance under state laws and were issued as nonsurrenderable immediate annuities to trusts established by a securities firm.

   The securities firm sold interests in these trusts to institutional investors, primarily foreign investors for funding pension plans. Funding agreements have either fixed or variable rates of interest, are obligations of the Company's general account, are classified as annuities for statutory purposes and are recorded as deposit-type funds.

G. Reinsurance

   In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure. The Company cedes 90% of all new term life insurance premiums to unaffiliated reinsurers. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liability and obligation to policyholders.

   In 2004, the Company entered into a new reinsurance agreement with Bank One Insurance Company (BOIC), an affiliated entity. Under the terms of the agreement, the Company reinsures certain new term insurance to BOIC. The reinsurance is a blend of coinsurance and modified coinsurance. The Company retains a portion of the reserve (modco) and BOIC is responsible for the remainder (coinsurance). A modified coinsurance adjustment is paid to BOIC to compensate BOIC for investment income on the reserve held by the Company. The ceded coinsurance reserve credit is collateralized with a letter of credit. BOIC retrocedes 50% of the mortality risk to third party reinsurers on a yearly renewable term basis.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

   In 2003, the Financial Accounting Standards Board released DIG issue B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments". DIG issue B36 requires insurers to evaluate whether or not their modified coinsurance treaties contain embedded credit (or other) derivatives not related to the overall reinsurance obligation and creditworthiness of the ceding or assuming company. If it is determined that an embedded derivative does exist, it must be bifurcated from the reinsurance contract and accounted for separately in accordance with SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". Under SFAS No. 133, the embedded derivative would be recorded at fair value with changes in fair value reported in net income.

   The Company has evaluated the applicability of DIG issue B36 to its modified coinsurance arrangement with BOIC and has determined that an embedded derivative requiring bifurcation does exist but is not considered to be material.

   On September 3, 2003 (the Closing Date), KILICO transferred portions of its business through a 100% coinsurance arrangement, as well as the capital stock of its wholly-owned subsidiaries, to the Company. Prior to the Closing Date, the Company, KILICO, CILC and FLA operated under the trade name "Zurich Life" and were all, except FLA, direct, wholly-owned subsidiaries of Kemper. Following the Closing Date, KILICO remains a direct, wholly-owned subsidiary of Kemper.

   These transfers were part of a larger transaction pursuant to a Stock and Asset Purchase Agreement, dated as of May 29, 2003 (the Purchase Agreement), between Zurich Holding Company of America (ZHCA), Kemper, KILICO, ZFS, BOIH and Bank One. Under the Purchase Agreement, Kemper, an indirect subsidiary of ZFS, agreed to sell the capital stock of the Company, CILC and Zurich Direct Inc. to BOIH. BOIH also agreed to acquire control of KILICO's Subsidiaries. KILICO's "Subsidiaries" include IBS, IBSIA, CILCONY, and PMG.

   Upon the closing of the transactions contemplated by the Purchase Agreement on September 3, 2003 (the Closing), including the Coinsurance Agreement, effective as of the Closing (the Coinsurance Agreement), the Company assumed on a coinsurance basis, 100% of the General Account Liabilities of KILICO. The "General Account Liabilities" include all of KILICO's gross liabilities and obligations, including benefits, claims, taxes, commissions and assessments for certain types of existing individual and group life insurance policies and annuity contracts (the Reinsured Policies), except for certain retained liabilities. The Reinsured Policies also include certain policies to be written by KILICO for a specified period subsequent to the Closing.

   Upon the Closing, the Company also assumed on a modified coinsurance basis, a majority of the Separate Account Liabilities of KILICO. The "Separate Account Liabilities" are all liabilities that were reflected in KILICO's separate accounts and that relate to the Reinsured Policies. Pursuant to the modified coinsurance framework under which Separate Account Liabilities are reinsured, ownership of the underlying separate accounts was not transferred to the Company.

   In consideration of the Company's assumption of the General Account Liabilities, KILICO transferred to the Company the Transferred Coinsurance Assets, less a Ceding Commission, as described below. "Transferred Coinsurance Assets" means (a)(i) all of the issued and outstanding shares of KILICO's Subsidiaries and certain other assets (software, fixtures, equipment, etc.),
(ii) certain investment assets, and (iii) cash or cash equivalents, having an aggregate market value equal to the amount as of the Closing of the General Account Reserves, as defined in the coinsurance agreement, plus (b) KILICO's interest maintenance reserve as of the Closing (excluding the interest maintenance reserve created as a result of the realization of gain associated with transferring the Transferred Coinsurance Assets at market value rather than book value) minus (c) the aggregate amount of accruals with respect to the Reinsured Policies.

   Pursuant to the Coinsurance Agreement, the Company established a trust account (the Security Trust Account) for the exclusive benefit of KILICO, funded with assets equal to 100% of the general account reserves reinsured by the Company, adjusted on a quarterly basis. The Company is required to maintain the Security Trust Account in effect until the general account reserves assumed from KILICO are $400 million or less.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

   KILICO also transferred to the Company in consideration of the Company's reinsurance of future liabilities and obligations, in respect of the Reinsured Policies, future premiums, premiums receivable, contract loan receivables, reinsurance recoverables, separate account revenues, agents debit balances and all other fees, charges and amounts. In addition, pursuant to the coinsurance agreement, the ministerial actions required of KILICO with respect to the Bank Owned Life Insurance policies (the "BOLI Policies") are performed by the Company in exchange for an income stream of 8 to 12 basis points earned on the value of the invested assets of the BOLI Policies. KILICO has also agreed that, for a period of three years following the Closing, it will not issue any new BOLI Policies.

   The "Ceding Commission" was $120 million, subject to a market value adjustment with respect to the Transferred Coinsurance Assets. The Ceding Commission was not transferred from the Company to KILICO, but rather was withheld from the investment assets transferred from KILICO to the Company as part of the Transferred Coinsurance Assets. Both the Company and KILICO finalized their settlement in February 2004. The resulting closing adjustment resulted in a decrease of $9.3 million in other amounts receivable under reinsurance contracts in the balance sheet as of February 2004.

   KILICO remains primarily responsible to its policyholders for all future claims and policyholder benefits related to the blocks of business ceded to the Company and is not relieved of its obligations. Assets in support of the reserves for future policyholder benefits assumed by the Company as part of the Coinsurance Agreement totaled $3.5 billion. Separate account assets that support the Separate Account Liabilities under the modified coinsurance arrangement totaled approximately $2.1 billion.

   The following is a summary of line items on the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus affected by the accounting for the initial coinsurance transaction.

                                                                                      Debit/(Credit)
                                                                                      --------------
                                                                                      (in millions)
Invested assets......................................................................   $ 3,270.9
Accrued investment income............................................................       135.3
Receivable from KILICO...............................................................        78.6
                                                                                        ---------
   Total assets......................................................................     3,484.8
                                                                                        ---------
Aggregate reserves...................................................................    (3,327.2)
Deposit-type funds (supplemental contracts without life contingencies and beneficiary
  account)...........................................................................      (158.7)
Separate account reserves--CRVM/CARVM expense allowance..............................        28.3
Life contract claims.................................................................       (24.2)
Remittances and items unallocated....................................................        (9.3)
IMR..................................................................................       (83.6)
Federal taxes--initial commission....................................................      18.1
                                                                                        ---------
   Total liabilities.................................................................    (3,556.6)
                                                                                        ---------
Surplus--initial commission, net of tax..............................................        33.7
Surplus--IMR related to Transferred Coinsurance Assets...............................        43.4
Surplus--additional proceeds--IMR....................................................        (5.3)
                                                                                        ---------
   Total surplus decrease............................................................   $    71.8
                                                                                        =========

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

   The following is a summary of line items on the Statement of Operations affected by the accounting for the initial coinsurance transaction.

                                                                           Debit/(Credit)
                                                                           --------------
                                                                           (in millions)
Premiums and supplementary contract considerations with life contingencies   $(3,344.5)
Commissions and expense allowances initial commission.....................        51.8
IMR assumed from reinsurer, included in asset transfer....................        40.3
IMR assumed from reinsurer, realized gain on asset transfer after tax.....        43.4
Assumed change in expense allowances--separate account reserves...........       (28.3)
Increase in aggregate reserves for life and annuity contracts.............     3,327.2
Tax provision, equal to tax on initial commission.........................       (18.1)
                                                                             ---------
   Net loss--initial reinsurance transaction..............................   $    71.8
                                                                             =========

   As part of the coinsurance agreement, the Company is responsible for providing certain administrative services with respect to the reinsured business. This includes, but is not limited to, policy and policyholder administration, separate account administration, preparing accounting and actuarial information, and certain aspects of legal compliance.

   In addition, under a separate transition services agreement, the Company is responsible for providing services in the following categories to KILICO for up to one year from the date of the Closing: legal support services, accounting and financial operations services and support, actuarial services and support, information technology services and support, policyholder and distributor services and support, distributor relationship management services, product management services, tax administration support services, disaster recovery, system conversion services and other services as required. Prior to the Closing, KILICO and the Company shared common management and employees. The transition services agreement is designed to facilitate KILICO's continued operations, in substantially the same manner as it operated prior to the Closing, while KILICO transitions to a new management team and new employees.

H. Federal Income Taxes

   The Company filed a consolidated federal income tax return with ZHCA, for the period January 1, 2003 through August 31, 2003. For the period September 1, 2003 through December 31, 2004 and subsequent years, the Company will file a separate federal income tax return.

   The reporting of federal and foreign income taxes under statutory accounting is similar to the reporting requirements under GAAP, except for the following differences: (1) under statutory accounting, the calculation of state income taxes incurred is limited to taxes due on the current year's taxable income and any adjustments due to changes in prior year returns; therefore, deferred state income taxes are not recorded; (2) the estimate of the current state income tax expense is not a component of income taxes incurred. Instead, current state income tax is reported as a component of insurance taxes, licenses and fees and is an element of pre-tax book income; (3) under GAAP, Statement of Financial Accounting Standards (SFAS) 109 contains a requirement to reduce the amount of deferred tax assets (DTAs) by a valuation allowance if it is more likely than not that some portion of the deferred tax asset will not be realized. No such provision is required by statutory accounting. Instead, statutory accounting requires that the gross DTA be subject to an admissibility test. The admissibility test has three parts. The first two parts determine the portion of the gross DTA that can be reduced to cash or result in a reduction of future cash taxes within the next twelve months. The third part of the test permits admission of gross DTAs to the extent of gross deferred tax liabilities (DTLs); and (4) under statutory accounting, any changes in DTAs and DTLs are to be recognized as a separate component of the change in unassigned surplus. Therefore, changes in the DTAs and DTLs will not be included in current year income. This differs from GAAP, which reports the change in deferred income taxes as a component of the total tax provision rather than as a direct adjustment to unassigned surplus.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

I. Nonadmitted Assets

   Certain assets designated as "non-admitted assets", such as certain fixed assets and advances to agents, have been excluded from the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus through a direct charge against unassigned surplus.

J. Cash Flow Information

   The Company defines cash as cash in banks and money market accounts and considers all highly liquid investments, with a maturity of one year or less when purchased, to be short-term investments.

K. Premiums Deferred and Uncollected

   Premiums deferred and uncollected represent modal premiums due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.

L. Other Assets

   The Company purchased a $60 million group variable life insurance policy covering all current employees as of February 14, 2002 from KILICO. The transaction, as business-owned life insurance, permits the Company to indirectly fund certain of its employee benefit obligations. The asset is included in other assets at the cash surrender value. The changes in cash surrender value on this policy are recorded as other income in the Statutory Statements of Operations.

M. Policyholder Dividends

   Dividends to policyholders are determined annually and are payable only upon declaration by the Board of Directors. An estimated provision has been made for dividends expected to be paid in the following calendar year.

N. Reclassifications

   Necessary reclassifications are made in prior period financial statements whenever appropriate to conform to the current presentation.

3. Restatement of 2003 Balances

   The Company identified $18,706,934 in adjustments to the 2003 life reserves balance, relating to use of improper premium payment patterns and reserve factors. The Company also identified $3,149,735 in adjustments to the commissions payable balance, relating to business written prior to 2003. (See note 18 for further discussion of these adjustments). Accordingly, the Company has restated its 2003 financial statements to properly state its life and annuity reserves and other liabilities balances. The effect of these adjustments are summarized as follows:

                                                              As previously
                                                                reported      Adjustment      Restated
                                                             --------------  ------------  --------------
December 31, 2003:
Net deferred tax asset...................................... $    6,715,877  $  8,206,635  $   14,922,512
Life and annuity reserves...................................  4,397,159,199    18,706,934   4,415,866,133
Other liabilities...........................................      5,091,869     4,740,595       9,832,464
Unassigned surplus as of December 31, 2002..................     44,760,489    (3,081,387)     41,679,102
Change in net deferred tax asset............................       (600,208)    6,547,427       5,947,219

For the year ended December 31, 2003:
Increase in aggregate reserves for life policies and annuity contracts................................................. $3,330,909,876  $ 18,706,934  $3,349,616,810
Net loss....................................................    (90,873,989)  (18,706,934)   (109,580,923)

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

4. Invested Assets and Other Related Income

Bonds

   The amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of bonds at December 31, 2004 and 2003, were as follows (in thousands):

                                                       2004
                                    -------------------------------------------
                                                 Gross      Gross
                                    Amortized  Unrealized Unrealized Estimated
                                      Cost       Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
U.S. Government securities......... $   25,155  $  2,045   $     --  $   27,200
All other governments..............      7,045       154         --       7,199
States, territories and possessions     73,941       959       (101)     74,799
Special revenue....................    417,239     3,186     (1,959)    418,466
Public utilities...................    249,804    11,892       (460)    261,236
Industrial and miscellaneous.......  3,701,268   104,011     (7,581)  3,797,698
                                    ----------  --------   --------  ----------
   Total bonds..................... $4,474,452  $122,247   $(10,101) $4,586,598
                                    ==========  ========   ========  ==========

                                                       2003
                                    -------------------------------------------
                                                 Gross      Gross
                                    Amortized  Unrealized Unrealized Estimated
                                      Cost       Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
U.S. Government securities......... $   36,925  $  3,208   $     --  $   40,133
All other governments..............      7,089        99         --       7,188
States, territories and possessions     73,876     1,335        (85)     75,126
Special revenue....................    557,125     4,233     (1,619)    559,739
Public utilities...................    256,176    11,447       (102)    267,521
Industrial and miscellaneous.......  3,764,889   117,961     (3,398)  3,879,452
                                    ----------  --------   --------  ----------
   Total bonds..................... $4,696,080  $138,283   $ (5,204) $4,829,159
                                    ==========  ========   ========  ==========

   The amortized cost and estimated fair value of bonds at December 31, 2004, by contractual maturity, are presented in the following table (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed and asset-backed securities may be substantially shorter than their contractual maturity because they may require monthly principal installments and such loans may prepay principal.

                                                                                  Amortized  Estimated
                                                                                    Cost     Fair Value
                                                                                  ---------- ----------
Due in one year or less.......................................................... $   83,389 $   84,086
Due after one year through five years............................................  1,361,423  1,386,026
Due after five years through ten years...........................................  1,688,940  1,749,458
Due after ten years..............................................................    178,196    191,093
Securities not due at a single maturity date--primarily mortgage and asset-backed securities/(1)/................................................................  1,162,504  1,175,935
                                                                                  ---------- ----------
                                                                                  $4,474,452 $4,586,598
                                                                                  ========== ==========

--------
/(1)/Weighted average life of approximately 3.4 years.

   Approximately 13.3% of the investment-grade fixed maturity securities at December 31, 2004 were residential mortgage-backed securities, down from 17.1% at December 31, 2003. Approximately 8.4% of the investment-grade fixed maturity securities at December 31, 2004 were commercial mortgage-backed securities, compared with 7.9% at December 31, 2003. The residential mortgage-backed securities consist primarily of marketable mortgage pass-through securities issued by the GNMA, FNMA, or FHLMC and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid.

   Approximately 3.4% and 4.9% of the investment-grade fixed maturity securities at December 31, 2004 and 2003, respectively, consisted of asset-backed securities. The majority of investments in asset-backed securities were backed by auto loans (40.1%), credit card loans (26.3%), manufactured housing loans (16.0%), and home equity loans (15.4%).

   Gross proceeds, realized gains and realized losses on bonds sold at the discretion of the Company for the years ended December 31, 2004 and 2003, were as follows (in millions):

                                             2004   2003
                                            ------ ------
                      Gross proceeds....... $394.7 $488.9
                      Gross realized gains. $  6.2 $ 15.7
                      Gross realized losses $  3.8 $ 16.8

   Bonds with amortized values of $3.3 million were on deposit with governmental authorities as required by law at December 31, 2004.

Equity Securities

   The fair value of preferred stock was $83.9 million and $85.7 million at December 31, 2004 and 2003, respectively. The cost of common stock was $160.4 million at both December 31, 2004 and 2003.

Real Estate-Related Investments

   The Company does not own any mortgage loans on real estate at December 2004.

   As part of the purchase agreement between Bank One and Kemper, certain joint venture loans were transferred to KILICO in exchange for investment-grade bonds. The remaining joint venture loans were paid as a dividend to Kemper in August 2003. Therefore, the Company did not own any mortgage loans on real estate as of December 31, 2003.

Net Investment Income

   The sources of net investment income for the years ended December 31, 2004 and 2003 were as follows (in thousands):

                                                    2004      2003
                                                  --------  --------
          Interest on fixed maturity securities.. $231,375  $144,254
          Dividends on equity securities.........    5,743     3,382
          Income from short-term investments.....    1,003       405
          Income from mortgage loans.............       --     2,296
          Income from contract loans.............   21,927    10,171
          Income from other loans and investments    4,021     2,122
                                                  --------  --------
             Total investment income.............  264,069   162,630
          Investment expense.....................   (7,035)   (7,832)
                                                  --------  --------
             Net investment income............... $257,034  $154,798
                                                  ========  ========

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

Net Realized Capital Gains and Losses

   Net realized capital gains (losses) for the years ended December 31, 2004 and 2003 were as follows (in thousands):

                                                                    2004     2003
                                                                  -------  -------
Fixed maturity securities........................................ $ 2,789  $(3,439)
Interest rate swap...............................................  (6,832)      --
Equity securities................................................      --      790
Other............................................................     935     (589)
                                                                  -------  -------
   Net realized capital losses before federal income tax benefit.  (3,108)  (3,238)
Federal income tax benefit.......................................      --       --
                                                                  -------  -------
   Net realized capital losses after taxes.......................  (3,108)  (3,238)
Net losses (gains) transferred to the IMR........................  (2,299)     593
                                                                  -------  -------
   Total realized capital losses................................. $(5,407) $(2,645)
                                                                  =======  =======

   In order to qualify for the short-cut accounting method under GAAP accounting rules, and to reduce its exposure to Zurich Capital Markets (ZCM), the Company terminated two interest rate swaps on July 1, 2004, realizing a loss of $6.8 million.

   The following shows the Company's investments' fair value and gross unrealized losses, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2004 and 2003 (in thousands):

                                                              December 31, 2004
                                      ----------------------------------------------------------------
                                       Less than 12 months   12 months or longer          Total
                                      --------------------  --------------------  --------------------
                                                 Unrealized            Unrealized            Unrealized
Description of Securities             Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------             ---------- ---------- ---------- ---------- ---------- ----------
US Treasury Obligations..............  $     --   $    --    $    --    $    --   $       --  $     --
Federal Agency mortgage backed
  securities                            174,118    (1,507)    26,485       (452)     200,603    (1,959)
Corporate bonds......................   781,965    (7,467)    17,807       (675)     799,772    (8,142)
                                       --------   -------    -------    -------   ----------  --------
Subtotal debt securities.............   956,083    (8,974)    44,292     (1,127)   1,000,375   (10,101)
Common Stock.........................        --        --         --         --           --        --
                                       --------   -------    -------    -------   ----------  --------
Total temporarily impaired securities  $956,083   $(8,974)   $44,292    $(1,127)  $1,000,375  $(10,101)
                                       ========   =======    =======    =======   ==========  ========

                                                              December 31, 2003
                                      ----------------------------------------------------------------
                                       Less than 12 months   12 months or longer          Total
                                      --------------------  --------------------  --------------------
                                                 Unrealized            Unrealized            Unrealized
Description of Securities             Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------             ---------- ---------- ---------- ---------- ---------- ----------
US Treasury Obligations..............  $     --   $    --    $    --    $    --   $       --  $     --
Federal Agency mortgage backed
  securities                            251,068    (1,619)        --         --      251,068    (1,619)
Corporate bonds......................   340,089    (3,579)       307         (6)     340,396    (3,585)
                                       --------   -------    -------    -------   ----------  --------
Subtotal debt securities.............   591,157    (5,198)       307         (6)     591,464    (5,204)
Common Stock.........................        --        --         --         --           --        --
                                       --------   -------    -------    -------   ----------  --------
Total temporarily impaired securities  $591,157   $(5,198)   $   307    $    (6)  $  591,464  $ (5,204)
                                       ========   =======    =======    =======   ==========  ========

   At December 31, 2004, 127 different fixed maturity securities represented 100% of the Company's $10.1 million total unrealized loss. Unrealized losses in the fixed maturity investment portfolio, including US government agencies, mortgage and asset backed securities and corporate bonds, were primarily due to higher interest rates during 2004. The Company held no securities of a single issuer that were at an unrealized loss position in excess of 5.9% of the total unrealized loss amount as of December 31, 2004. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY expectation that they will continue to do so, management's intent and ability to hold these securities, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities above were temporarily depressed.

   The evaluation for other-than-temporary impairments is a quantitative and qualitative process, which is subject to risks and uncertainties in the determination of whether declines in the fair value of investments are other-than-temporary. The risks and uncertainties include changes in general economic conditions, the issuer's financials condition or near term recovery prospects and the effects of changes in interest rates. In addition, for securitized financial assets with contractual cash flows (e.g. asset-backed and mortgage-backed securities), projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. As of December 31, 2004, management's expectation of the discounted future cash flows on these securities was in excess of the associated securities' amortized costs.

5. Concentration of Credit Risk

   The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage- and asset-backed securities.

   As part of the purchase agreement between Bank One and Kemper, certain joint venture loans were transferred to KILICO in exchange for investment-grade bonds. The remaining joint venture loans were paid as a dividend to Kemper in August 2003. Therefore, the Company did not own any mortgage loans on real estate as of December 31, 2003.

6. Fair Value of Financial Instruments

   Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

   Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

   The following methods and assumptions were used to estimate the fair value of financial instruments for which it is practicable to estimate that value:

Bonds and Equity Securities

   Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager and affiliate, Bank One Investment Advisors (BOIA).

Cash and Short-Term Investments

   The carrying amounts for these instruments approximate fair values.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

Interest Rate Swaps

   Fair values are determined by taking the present value of net future cash flows, which are based upon the LIBOR curve at the most recent valuation date.

Contract Loans and Other Invested Assets

   The carrying value of contract loans approximates the fair value as the Company adjusts the rates to remain competitive. The carrying values for other invested assets approximate fair values.

Life Policy Benefits

   For deposit liabilities with defined maturities, the fair value was based on the discounted value of future cash flows. The discount rate was based on the rate that would be offered for similar deposits at the reporting date. For all other deposit liabilities, primarily deferred annuities and universal life contracts, the fair value was based on the amount payable on demand at the reporting date.

   The carrying value and estimated fair value of the Company's financial instruments at December 31, 2004 and 2003, were as follows (in thousands):

                                                                 2004                  2003
                                                         --------------------- ---------------------
                                                          Carrying  Estimated   Carrying  Estimated
                                                           Value    Fair Value   Value    Fair Value
                                                         ---------- ---------- ---------- ----------
Financial instruments recorded as assets:
   Bonds................................................ $4,474,452 $4,586,598 $4,696,080 $4,829,159
   Equity securities (excluding real estate-related
     investments).......................................    247,132    250,032    245,440    250,221
   Cash and short-term investments......................     50,755     50,755    268,301    268,301
   Contract loans.......................................    265,765    265,765    282,027    282,027
   Other invested assets (excluding real estate-related
     investments).......................................     10,002     10,479     16,525     17,505
   Financial instruments recorded as liabilities--
     aggregate reserves for policies and contracts and
     supplementary contracts excluding term life
     reserves...........................................  4,482,446  4,414,440  5,046,337  5,000,546

7. Income Taxes

   The components of the net deferred tax asset recognized in the Company's Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are as follows:

                                                                    December 31,
                                                      December 31,      2003
                                                          2004      As Restated
                                                      ------------  ------------
Total of all deferred tax assets (DTAs).............. $ 64,437,860  $ 73,965,603
Total of all deferred tax liabilities (DTLs).........   (9,182,845)   (5,488,406)
                                                      ------------  ------------
   Net deferred tax asset............................   55,255,015    68,477,197
Deferred tax assets nonadmitted......................  (49,292,765)  (53,554,685)
                                                      ------------  ------------
   Net admitted deferred tax asset................... $  5,962,250  $ 14,922,512
                                                      ============  ============
(Increase) decrease in nonadmitted deferred tax asset $  4,261,920
                                                      ============

   All deferred tax liabilities are recognized.

   The Company's income tax expense and change in deferred tax assets and liabilities differ from the amount obtained by applying the federal statutory rate of 35% to net income before taxes. The significant

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY items causing this difference are: change in cash surrender value of life insurance, finalization of the purchase price of the Company by Bank One, nondeductible expenses, adjustment for prior year provision to return differences, and the amortization of the interest maintenance reserve.

   The components of incurred tax expense and the change in DTAs and DTLs are as follows:

                                                     2004       2003
                                                  ---------- -----------
        Current income tax expense--operations... $2,489,765 $44,436,088
        Current income tax benefit--capital gains         --          --
                                                  ---------- -----------
        Current income tax incurred.............. $2,489,765 $44,436,088
                                                  ========== ===========

   The changes in the main components of DTAs and DTLs are as follows:

                                                          December 31,
                                            December 31,      2003
                                                2004      As Restated      Change
                                            ------------  ------------  -----------
DTAs:
   Life insurance reserves................. $ 22,411,835  $ 25,272,475  $(2,860,640)
   Deferred acquisition costs..............   22,949,582    20,717,164    2,232,418
   Nonadmitted assets......................      551,097       551,097           --
   Accrued expenses........................    3,438,064     5,545,610   (2,107,546)
   Resisted claims.........................      685,172       680,115        5,057
   Basis difference in bonds and stocks....   14,189,607    20,247,270   (6,057,663)
   Other...................................      212,503       951,872     (739,369)
                                            ------------  ------------  -----------
       Total DTAs..........................   64,437,860    73,965,603   (9,527,743)
Nonadmitted DTAs...........................  (49,292,765)  (53,554,685)   4,261,920
                                            ------------  ------------  -----------
       Admitted DTAs....................... $ 15,145,095  $ 20,410,918  $(5,265,823)
                                            ============  ============  ===========

                                            December 31,  December 31,
                                                2004          2003         Change
                                            ------------  ------------  -----------
DTLs:
   Market discount on bonds................ $   (353,097) $         --  $  (353,097)
   Deferred and uncollected premiums.......   (4,255,253)   (2,811,749)  (1,443,504)
   Loading/cost of collection..............   (2,833,410)   (1,457,508)  (1,375,902)
   Accrued interest on funding agreement...   (1,561,862)   (1,167,532)    (394,330)
   Other...................................     (179,223)      (51,617)    (127,606)
                                            ------------  ------------  -----------
       Total DTLs.......................... $ (9,182,845) $ (5,488,406) $(3,694,439)
                                            ============  ============  ===========
       Net admitted deferred tax asset..... $  5,962,249  $ 14,922,512  $(8,960,263)
                                            ============  ============  ===========

   The change in the net deferred income tax asset is composed of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets is reported separately from the change in net deferred income taxes in the Statutory Statements of Capital Stock and Surplus):

                                                     December 31,
                                        December 31,     2003
                                            2004     As Restated     Change
                                        ------------ ------------ ------------
Total DTAs............................. $64,437,860  $73,965,603  $ (9,527,743)
Total DTLs.............................  (9,182,845)  (5,488,406)   (3,694,439)
                                        -----------  -----------  ------------
   Net deferred tax asset.............. $55,255,015  $68,477,197   (13,222,182)
                                        ===========  ===========
Tax effect of unrealized gains (losses)                                     --
                                                                  ------------
Change in net deferred income tax......                           $(13,222,182)
                                                                  ============

   In 2004 and 2003, the change in the tax effect of unrealized gains/losses has been reflected in the Statutory Statements of Capital Stock and Surplus within the change in net deferred tax asset.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

   As of December 31, 2004 and 2003, the Company did not have any operating loss carryforwards.

   The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

                                2004 $14,293,567
                                2003 $ 9,198,597
                                2002 $        --

   The Company files a separate income tax return.

8. Information Concerning Parent, Subsidiaries and Affiliates

   All of the outstanding shares of the Company are owned by BOIH. As of September 3, 2003, BOIH also owned 100 % of the issued and outstanding common stock of CILC.

   In the third quarter of 2003, KILICO exchanged certain invested assets with the Company. These invested assets were to be excluded from the companies acquired by BOIH as outlined in the Purchase Agreement and substituted with different invested assets. The net difference between the excluded assets and the substituted assets received by the Company was treated as a capital contribution from Kemper in the amount of $9.4 million.

   In the fourth quarter of 2003, BOIH contributed cash of $225.2 million to the Company.

   In the fourth quarter of 2003, BOIH contributed 100% of its investment in CILC at a cost of $91.4 million in the form of a capital contribution to the Company.

   During 2004, the Company paid no dividends. During 2003, the Company paid cash dividends to Kemper according to the following schedule:

Month                      2003     Type
-----                   ----------- ----
March.................. $10,000,000 Cash dividend
September..............  30,089,041 Liquidating distribution
                        -----------
Total paid to Kemper...  40,089,041
September--paid to BOIH   9,335,145 Non cash dividend
                        -----------
   Total............... $49,424,186
                        ===========

   The Company transferred its investment in a leveraged lease to Kemper in the form of a dividend. In August 2003, the Company sold its investment in an affiliated mortgage loan of $5.6 million to KILICO. In September 2003, the Company dividended its investments in IBS, IBSIA and PMG to BOIH.

   Through August 2003, KILICO, CILC, and CILCONY utilized the management, employees, and home office space of the Company. Expenses were allocated to KILICO, CILC and CILCONY based upon their actual utilization of the Company's employees and facilities. Expenses allocated to KILICO, CILC, and CILCONY during 2004 and 2003 amounted to $13.2 million and $24.5 million, respectively. Subsequent to August 2003, CILC and CILCONY continue to utilize the management, employees and home office space of the Company. Expenses continue to be allocated to CILC and CILCONY based on their actual utilization of the Company's employees and facilities. KILICO also continues to utilize the management, employees and home office space and is charged expenses based on a transition services agreement.

   The Company has a service agreement with BOIA. BOIA provides investment services, including purchases and sales of securities, under the supervision of the investment committee of the Company. The Company recorded investment management fees of $3.0 million and $0.6 million for 2004 and 2003, respectively. The expenses are included in net investment income within the Statements of Operations.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

   Beginning in 2004, the Company was allocated expenses related to certain administrative services provided by Bank One. These services include payment of the Company's payroll costs, occupancy costs, equipment rentals and communications costs, as well as various other operating expenses. The Company recorded operating expenses allocated from Bank One of $25.0 million for 2004.

   In 2004, the Company entered into a new reinsurance agreement with BOIC (See
Note 2 Summary of Significant Accounting Policies).

   At December 31, 2004 and 2003, the Company reported the following amounts due from or (to) related parties:

                                                         2004         2003
                                                      ----------  -----------
 BOIC................................................ $   54,823  $        --
 IBS.................................................         --        4,962
 CIDI................................................    209,469           --
 PMG Group...........................................    399,674      148,509
 CILCONY.............................................         --      150,633
 FLA.................................................  3,360,668           --
 Chase Insurance Direct Agency, Inc. of Massachusetts         --       23,407
 CILC................................................         --    1,296,013
                                                      ----------  -----------
    Receivable from related parties.................. $4,024,634  $ 1,623,524
                                                      ==========  ===========

                                                         2004         2003
                                                      ----------  -----------
 Bank One Chicago.................................... $   (9,119) $        --
 Bank One Management.................................        (28)          --
 Bank One Securities.................................    (14,615)          --
 IBS.................................................     (4,918)          --
 IBSIA...............................................        (86)          --
 CILC................................................   (801,121)          --
 CILCONY.............................................   (148,011)          --
 FLA.................................................         --   (2,926,100)
 CIDI................................................         --     (831,334)
                                                      ----------  -----------
    Payable to related parties....................... $ (977,898) $(3,757,434)
                                                      ==========  ===========
 Net receivable (payable) from related parties....... $3,046,736  $(2,133,910)
                                                      ==========  ===========

   Related party receivables and payables are settled each month.

   The Company had a formal management and services agreement with FLA, which charged FLA based upon certain predetermined charges and factors. The Company shared management, operations and employees with FLA. The Company recorded management fee revenue from FLA of $7.5 million and $7.7 million for 2004 and 2003, respectively. The revenue is recorded as management and administration fees within the Statements of Operations.

   In June, 2004, the Company received formal notice of termination of the Agreement from FLA. The Agreement will terminate effective December 31, 2005.

9. Life Reserves

A. Reserves for Life Contracts and Deposit-Type Contracts

   The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium paid beyond the policy month of death. The Company holds reserves for surrender values promised in excess of the legally computed reserves. Substandard reserves are principally

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY computed on the basis of the tabular interest and multiples of the tabular mortality. As of December 31, 2004, the Company had $20.2 billion of insurance in-force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of Illinois. Reserves to cover the above insurance totaled $107.4 million.

   Extra premiums are charged for policies issued on substandard lives according to underwriting classifications. Final reserves are determined by computing the mid-terminal reserve for the plan and holding in addition one half of the net valuation premium for the modal period.

   Tabular interest, tabular less actual reserve released and tabular cost have been determined by formulas used in accordance with the NAIC Annual Statement Instructions. Tabular interest on deposit funds not involving life contingencies is determined as a balance item where interest is included in other items at appropriate rates and adjustments due to changes in valuation basis or other increases have been reflected.

B. Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

                                                       December 31, 2004         December 31, 2003
                                                   ------------------------  ------------------------
                                                       Amount     % of Total     Amount     % of Total
                                                   -------------- ---------- -------------- ----------
Subject to discretionary withdrawal:
   With fair value adjustment..................... $  476,941,996    13.32%  $  457,229,982    10.93%
   At book value less current surrender charge of
     5% or more...................................    424,598,542    11.85      541,509,624    12.94
   At fair value..................................     41,052,451     1.15               --       --
At book value without adjustment (minimal or no
  charge or adjustment)...........................  2,280,113,672    63.66    2,226,753,806    53.21
Not subject to discretionary withdrawal...........    359,157,081    10.02      959,339,161    22.92
                                                   --------------   ------   --------------   ------
       Total (gross)..............................  3,581,863,742   100.00%   4,184,832,573   100.00%
                                                                    ======                    ======
Reinsurance ceded.................................        285,681                98,294,387
                                                   --------------            --------------
       Total (net)................................ $3,581,578,061            $4,086,538,186
                                                   ==============            ==============

   Reconciliation of total annuity actuarial reserves and deposit fund liabilities:

   Life and Accident and Health Annual Statement:

                                                                December 31,
                                                                    2004
                                                               --------------
   Annuities, total (net)..................................... $3,055,451,573
   Supplemental contracts with life contingencies, total (net)     83,599,563
   Deposit-type contracts, total (net)........................    401,474,474
                                                               --------------
   Subtotal...................................................  3,540,525,610
                                                               --------------
   Separate Accounts Annual Statement:
   Annuities..................................................     41,052,451
                                                               --------------
   Subtotal...................................................     41,052,451
                                                               --------------
   Total...................................................... $3,581,578,061
                                                               ==============

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

10. Premium and Annuity Considerations Deferred and Uncollected

   Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2004 and 2003 were as follows:

                                     2004                    2003
                            ----------------------- ----------------------
                                          Net of                 Net of
                               Gross      Loading     Gross      Loading
                            ----------- ----------- ---------- -----------
      Ordinary new business $   338,834 $   107,482 $  160,328 $   102,556
      Ordinary renewal.....  11,800,275  20,131,543  7,866,734  12,090,070
      Group life...........      18,759      14,299      6,508       5,253
                            ----------- ----------- ---------- -----------
         Total............. $12,157,868 $20,253,324 $8,033,570 $12,197,879
                            =========== =========== ========== ===========

11. Reinsurance

   At December 31, 2004 and 2003, the deductions for reinsurance assumed from affiliated and unaffiliated insurance companies were as follows (in millions):

                                                             2004     2003
                                                           -------- --------
    Reserves assumed from affiliated insurance companies.. $     -- $     --
    Reserves assumed from unaffiliated insurance companies  3,411.2  3,510.5
                                                           -------- --------
       Total reserves assumed............................. $3,411.2 $3,510.5
                                                           ======== ========
    Premiums assumed from affiliated insurance companies.. $     -- $     --
    Premiums assumed from unaffiliated insurance companies     94.7  3,383.1
                                                           -------- --------
       Total premiums assumed............................. $   94.7 $3,383.1
                                                           ======== ========
    Benefits assumed from affiliated insurance companies.. $     -- $     --
    Benefits assumed from unaffiliated insurance companies    311.7    100.0
                                                           -------- --------
       Total benefits assumed............................. $  311.7 $  100.0
                                                           ======== ========

   At December 31, 2004 and 2003, the deductions for reinsurance ceded to affiliated and unaffiliated insurance companies were as follows (in millions):

                                                            2004   2003
                                                           ------ ------
        Reserves ceded to affiliated insurance companies.. $ 24.0 $ 15.1
        Reserves ceded to unaffiliated insurance companies  648.2  616.3
                                                           ------ ------
           Total reserves ceded........................... $672.2 $631.4
                                                           ====== ======
        Premiums ceded to affiliated insurance companies.. $ 17.5 $ 13.9
        Premiums ceded to unaffiliated insurance companies  227.9  218.0
                                                           ------ ------
           Total premiums ceded........................... $245.4 $231.9
                                                           ====== ======
        Benefits ceded to affiliated insurance companies.. $  7.2 $ 12.9
        Benefits ceded to unaffiliated insurance companies  166.9  138.5
                                                           ------ ------
           Total benefits ceded........................... $174.1 $151.4
                                                           ====== ======

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

   Such amounts related to life insurance in force at December 31, 2004 and 2003 were as follows (in billions):

                                                     2004   2003
                                                    ------ ------
               Direct and assumed.................. $147.1 $142.3
                                                    ====== ======
               Ceded to:
                  Affiliated insurance companies...    3.9    1.5
                  Unaffiliated insurance companies.  120.4  119.8
                                                    ------ ------
                      Total ceded.................. $124.3 $121.3
                                                    ====== ======

12. Capital Stock and Surplus

   The Company has 500,000 shares of common stock, $20 par value, authorized, and 136,351 shares issued and outstanding, all owned by BOIH.

   The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted if such dividend, together with other distributions during the twelve preceding months would exceed the greater of 10% of statutory surplus as regards policyholders as of the preceding December 31, or statutory net income for the preceding calendar year. If the limitation is exceeded, then such proposed dividend must be reported to the Director of Insurance at least 30 days prior to the proposed payment date and may be paid only if not disapproved. Illinois insurance laws also permit payment of dividends only out of earned surplus, exclusive of most unrealized capital gains. The maximum amount of dividends which can be paid by the Company without prior approval in 2005 is zero.

   Unassigned funds (surplus) represented or (reduced) in aggregate by each item below at December 31, 2004 and 2003 is as follows:

                                                    2004          2003
                                                ------------  ------------
    Net unrealized gains and losses, net of tax $  9,379,490  $  7,687,998
    Nonadmitted asset values...................  (55,945,828)  (58,611,505)
    Separate account business..................    2,197,921            --
    Asset valuation reserve....................  (13,431,489)   (7,018,146)
    Reinsurance in unauthorized companies......   (1,400,893)   (3,967,704)

13. Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

   At December 31, 2004, all employees of the Company are covered by a defined contribution plan sponsored by JP Morgan. Expenses of the plan are allocated to the Company.

Postretirement Benefit Plans

   Through September 3, 2003, the Company sponsored a Postretirement benefit plan covering all employees. The Company allocated a portion of plan expenses and obligations to KILICO, CILC and CIDI up to the date of the Bank One acquisition. As part of the Bank One acquisition, all the liabilities related to the Postretirement benefit plan and the qualified defined contribution pension plan were transferred back to the Company prior to September 3, 2003.

   In 2004, the Company transferred the Postretirement benefit obligation to Bank One. The Company does not have a defined benefit pension plan.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

   The Company's portion of assets, obligations and assumptions of the Postretirement benefit plans are as follows at December 31, 2004 and 2003:

                                                                      Postretirement Benefits
                                                                     ------------------------
                                                                         2004         2003
                                                                     -----------  -----------
Change in benefit obligation:
   Benefit obligation at beginning of year.......................... $ 3,663,418  $ 1,226,361
   Service cost.....................................................          --       42,000
   Interest cost....................................................          --      106,000
   Benefits paid....................................................          --      (61,000)
   Plan amendments..................................................  (3,663,418)   2,350,057
                                                                     -----------  -----------
   Benefit obligation at end of year................................ $        --  $ 3,663,418
                                                                     ===========  ===========
Funded status at December 31........................................ $        --  $(3,663,418)
Remaining net obligation or net asset at initial date of application          --    1,329,310
                                                                     -----------  -----------
Accrued benefit liability........................................... $        --  $(2,334,108)
                                                                     ===========  ===========
Components of net periodic benefit cost:
   Service cost..................................................... $        --  $    42,000
   Interest cost....................................................          --      106,000
                                                                     -----------  -----------
       Total net periodic benefit cost.............................. $        --  $   148,000
                                                                     ===========  ===========

   The accrued benefit liability had been reflected in the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus within general expenses due or accrued. The total net periodic benefit cost has been reflected in the Statutory Statements of Operations within general expenses.

   At December 31, 2003, the assumed discount rate was 6.3% and the rate of compensation increase was 4.0%. There was no long-term rate of return on plan assets.

   The Company had multiple non-pension Postretirement benefit plans. The health care plans were contributory, with participants' contributions adjusted annually; the life insurance plans were noncontributory. The accounting for the health care plans anticipated future cost-sharing changes to the written plan that were consistent with the Company's expressed intent to increase retiree contributions, decreasing the Company's share of such expenses. For measurement of the 2003 periodic cost, an annual rate of increase of 10.0% was assumed for 2003 in the cost of covered healthcare benefits; this range was assumed to decrease to 5.0% in years 2010 thereafter. In 2004, the Company transferred the plans to Bank One.

Defined Contribution Plans

   The Company's employees were covered by qualified defined contribution plans sponsored by the Company in 2003. From January 1, 2004 through June 30, 2004, employees were covered by a qualified defined contribution pension plan sponsored by Bank One, with JP Morgan Chase & Co. assuming sponsorship thereafter. There was no discretionary profit sharing payout in 2004 for the 2003 plan year.

   Details of the Company's defined contribution plans' expense for the years 2004 and 2003 are as follows:

                                              2004      2003
                                           ---------- --------
                 401(k) Plan Company match $  560,258 $351,633
                 Money Purchase Plan......  1,027,418  624,513
                 Profit Sharing Plan......    843,992       --
                                           ---------- --------
                    Total expense......... $2,431,668 $976,146
                                           ========== ========

   Contributions of 5% of each employee's compensation were made each year under the Money Purchase Plan. This plan ended in 2003 with the 2003 payment made in 2004. As of February 2004, the Money Purchase Plan was merged with Bank One's Saving and Investment Plan.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

   The defined contribution plans' expense has been reflected in the Statutory Statements of Operations within general expenses.

14. Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk

   The Company was party to an interest rate swap agreement with ZCM. The Company invests primarily in fixed rate investments. A floating rate funding agreement was sold in 2000, and the Company subsequently entered into an interest rate swap agreement. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is made by one counterparty at each due date. In 2004, the Company settled its existing interest rate swap agreements with ZCM in order to reduce its exposure to the counterparty. A new interest rate swap agreement was opened with Morgan Stanley in order for the Company to qualify for the short-cut accounting method under GAAP. In 2004 and 2003, the Company paid $3.8 million and $7.5 million respectively, as settlement for the difference between the fixed-rate and floating-rate interest.

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect its counterparty to fail to meet its obligations given its high credit ratings. The credit exposure of interest rate swaps is represented by the fair value (market value) of the contracts. At December 31, 2004, an open swap agreement with a notional value of $60.0 million had a market value of ($0.8) million, with an expiration date of December 2007. At December 31, 2003, open swap agreements with notional values of $160.0 million had negative market values of ($10.6) million, with expiration dates ranging from November 2004 through December 2007.

   The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with credit-worthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. One hundred percent of the net credit exposure for the Company from derivative contracts is with an investment-grade counter-party.

15. General Nature and Characteristics of Separate Accounts Business

   The assets and liabilities of the Company's Separate Accounts represent segregated funds administered and invested by the Company for purposes of funding periodic and flexible payment variable annuity contracts, qualified and nonqualified individual and group variable annuity contracts, market value adjusted deferred annuity contracts, and individual and group variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders.

   The Company receives fees from the Separate Accounts which consist of mortality and expense risk charges, record maintenance fees and other administrative charges.

   The Company also retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the Separate Accounts are carried at current market value, which is based upon the closing bid price, net asset value, at December 31, 2004. The negative liability for transfers to Separate Accounts due or accrued represents the termination value (accumulated value less surrender charges) of the variable annuity and variable life insurance contracts at December 31, 2004.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

   Information regarding the separate accounts of the Company is as follows (in thousands):

                                                    Nonindexed  Nonindexed
                                                     Guarantee  Guarantee  Nonguaranteed
                                                    Less Then/     More      Separate
                                                    Equal to 4%  Than 4%     Accounts     Total
                                                    ----------- ---------- ------------- -------
Premiums, considerations or deposits for year ended
  December 31, 2004................................     $--        $--        $31,434    $31,434
                                                        ===        ===        =======    =======
Reserves at December 31, 2004......................     $--        $--        $41,052    $41,052
                                                        ===        ===        =======    =======
For accounts with assets at:
   Fair value......................................     $--        $--        $41,052    $41,052
   Amortized cost..................................      --         --             --         --
                                                        ---        ---        -------    -------
Total reserves.....................................     $--        $--        $41,052    $41,052
                                                        ===        ===        =======    =======
By withdrawal characteristics:
   With MV adjustment..............................     $--        $--        $    --    $    --
   At fair value...................................      --         --         41,052     41,052
                                                        ---        ---        -------    -------
   Total...........................................     $--        $--        $41,052    $41,052
                                                        ===        ===        =======    =======

   The difference between the separate account reserves shown above and the total separate account assets and liabilities of $55.3 million per the Statements of Admitted Assets, Liabilities and Capital and Surplus is primarily a payable to the general account on the Liabilities and Surplus page of the Company's Separate Accounts Annual Statement. The payable represents transfers from the variable option to the fixed option for certain products.

   The following is a reconciliation of net transfers to (from) the Company's separate accounts for the years ended December 31, 2004 and 2003 (in thousands):

                                                                                             2004   2003
                                                                                           -------  ----
Transfers as reported in the summary of operations of the separate accounts annual statement:
   Transfers to separate accounts......................................................... $31,434  $--
   Transfers from separate accounts.......................................................  (7,626)  --
                                                                                           -------  ---
       Net transfers to separate accounts.................................................  39,060   --
Reconciling adjustments:..................................................................
   Separate accounts trading loss.........................................................      (1)  --
   Premium payment bonus..................................................................    (352)  --
   Other..................................................................................  (1,357)  --
                                                                                           -------  ---
       Net transfers to separate accounts as reported in the statements of operations..... $37,350  $--
                                                                                           =======  ===

16. Leases

   The Company leases office and computer equipment under various non-cancelable operating lease agreements that expire through December 2006. Rental expense for 2004 and 2003 was approximately $0.7 million and $1.1 million, respectively.

   In 2004, the Company moved to a Bank One owned facility and renegotiated the prior lease agreement. Rental expense for 2004 and 2003 was approximately $5.0 million and $8.4 million, respectively. The Company does not have any renewal option extensions.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

   At December 31, 2004, the future minimum aggregate rental commitments are as follows (in thousands):

                                               Operating
                       Year Ending December 31  Leases
                       ----------------------- ---------
                                2004..........  $3,140
                                2005..........     638
                                2006..........       6

17. Contingencies

   The Company is unaware of any contingent liability, which may materially affect its financial position or results of operations.

   The Company has not committed reserves to cover any contingent liabilities.

   There are no pending legal proceedings, which are beyond the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position or results of operations of the Company. The Company does not act as an intermediary/broker in over the-counter-derivative instrument transactions. The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 2004 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as for an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders.

18. Reconciliation to Annual Statement

Restatements to 2003

   During 2004, the Company corrected its life reserves for the year 2003 for two reasons. The first was to correct the determination of the ceded net valuation premiums on certain universal life products and, secondly, to reflect a correction of the application of the selected factors on XXX reserves. In total, the correction of $18.7 million was recorded in the audited statutory financial statements and footnotes as an increase to aggregate reserves for life policies and contracts as of December 31, 2003. This correction was shown as a surplus adjustment on the Summary of Operations in the Company's 2004 Annual Statement.

   In conjunction with the Bank One acquisition and related due diligence activities, reconciliations of certain agents balances and due and accrued commissions accounts were completed. The reconciliations revealed that the Company's subsidiary ledgers did not agree to the amounts recorded in the general ledger accounts. The Company completed a detailed analysis in February 2005, that resulted in a net increase in the commission liabilities of $4.7 million. Because the balances primarily pre-date the Bank One acquisition, the correction is reflected, net of deferred taxes, as a charge to the Company's beginning surplus in 2003.

Adjustments to 2003 Filed Annual Statement

   Subsequent to the filing of the 2003 Annual Statement, it was discovered that the 2003 tax provision had been recorded incorrectly. The Company did not record an adequate income tax provision for the pre-acquisition period in the initial income tax provision calculation that was included in the 2003 Annual Statement. The adjustment to correct this error had no net effect on surplus as reflected in the Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as of December 31, 2003. This adjustment was recorded as a decrease to unassigned surplus of $18,250,819 to record the additional tax liability for the pre-acquisition period as well as an increase to Paid in Capital of $18,250,819. As a result of the details set forth in the Purchase Agreement, this additional income tax provision is borne by ZHCA and as such, recorded as an increase to Paid in Capital. This adjustment also increased the net loss reflected in the Statements of Operations by $18,250,819 for the year ended December 31, 2003.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

   In addition, for the post-acquisition period the Company failed to capitalize the appropriate amount of acquisition costs in the calculation which was included in the 2003 Annual Statement. The adjustment to correct this error in the audited statutory financial statements decreased surplus by $6,252,808 reflected in the Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as of December 31, 2003 and increased the net loss reflected in the Statements of Operations by $9,479,059 for the year ended December 31, 2003. The following table represents a reconciliation from the balances reported in the accompanying financial statements to those reported in the related annual statements of the Company:

                                                 Statutory Statement of Capital  Statutory Statements of
                                                      Stock and Surplus            Operations--Net Gain
                                                 -----------------------------  -------------------------
                                                     2004            2003          2004          2003
                                                  ------------   ------------   ----------- -------------
Per statutory annual statement:................. $399,749,675    $358,445,332   $44,698,325 $ (63,144,111)
Adjustments:
Correction to life reserves.....................           --     (18,706,934)           --   (18,706,934)
Related change in net deferred tax asset........           --       6,547,427            --            --
Adjustments to agents' accrued balances and
  commissions...................................   (4,740,595)     (4,740,595)           --            --
Related change in net deferred tax asset........    1,659,208       1,659,208            --            --
Adjustment to taxes for the pre-acquisition
  period........................................           --              --    18,250,819   (18,250,819)
Adjustment to taxes for the post-acquisition
  period........................................           --      (9,479,059)    9,479,059    (9,479,059)
Increase in net deferred tax asset for the post-
  acquisition period............................           --       3,226,251            --            --
                                                  ------------   ------------   ----------- -------------
Per accompanying financial statements........... $396,668,288    $336,951,630   $72,428,203 $(109,580,923)
                                                  ============   ============   =========== =============

                      SUPPLEMENTAL FINANCIAL INFORMATION

    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON SUPPLEMENTAL
                             FINANCIAL INFORMATION

To the Board of Directors and Stockholder of Chase Insurance Life and Annuity Company:

   The report on our audits of the basic statutory basis financial statements (the financial statements) of Chase Insurance Life and Annuity Company (the Company) as of December 31, 2004 and 2003, and for the years then ended, is presented on page one of this document. These audits were conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities, Supplemental Summary Investment Schedule and Supplemental Investment Risks Interrogatories of the Company as of December 31, 2004, and for the year then ended, are presented for purposes of additional analysis and are not a required part of the financial statements. The effects on the Supplemental Schedule of Assets and Liabilities, Supplemental Summary Investment Schedule and Supplemental Investment Risks Interrogatories of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Supplemental Schedule of Assets and Liabilities, Supplemental Summary Investment Schedule and Supplemental Investment Risks Interrogatories do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2004, or for the year then ended. The Supplemental Schedule of Assets and Liabilities, Supplemental Summary Investment Schedule and Supplemental Investment Risks Interrogatories have been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, are fairly stated in all material respects in relation to the financial statements taken as a whole.

PricewaterhouseCoopers LLP
Chicago, Illinois

April 26, 2005

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

                SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

                               December 31, 2004

   The following is a summary of certain financial data as of December 31, 2004, and for the year then ended, for purposes of complying with the National Association of Insurance Commissioners' Annual Statement Instructions. Such data is included in exhibits and schedules in the Company's 2004 Annual Statement as filed with the State of Illinois Department of Insurance.

                                                                      2004
                                                                  ------------
  Investment income earned:
     Government bonds............................................ $  2,253,301
     Other bonds (unaffiliated)..................................  229,121,647
     Bonds (affiliates)..........................................           --
     Preferred stocks (unaffiliated).............................    5,742,563
     Preferred stocks (affiliates)...............................           --
     Common stocks (unaffiliated)................................           --
     Common stocks (affiliates)..................................           --
     Mortgage loans..............................................           --
     Real estate.................................................           --
     Premium notes, contract loans and liens.....................   21,926,906
     Collateral loans............................................           --
     Cash on hand and on deposit.................................    2,202,797
     Short-term investments......................................    1,002,970
     Other invested assets.......................................    1,053,092
     Derivative instruments......................................           --
     Miscellaneous income........................................      765,442
                                                                  ------------
            Gross investment income.............................. $264,068,718
                                                                  ============
  Real estate owned at book value, less encumbrances............. $         --
                                                                  ============
  Mortgage loans at book value:
     Farm mortgages.............................................. $         --
     Residential mortgages.......................................           --
     Commercial mortgages........................................           --
                                                                  ------------
            Total mortgage loans................................. $         --
                                                                  ============
  Mortgage loans by standing at book value:
     Good standing............................................... $         --
     Good standing with restructured terms.......................           --
     Interest overdue more than three months, not in foreclosure.           --
     Foreclosure in process......................................           --
                                                                  ------------
            Total mortgage loans................................. $         --
                                                                  ============

  See Report of Independent Registered Public Accounting Firm on Supplemental
                            Financial Information.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

                               December 31, 2004

                                                                                      2004
                                                                                 --------------
Other long-term assets at statement value....................................... $   10,002,397
                                                                                 ==============
Collateral loans................................................................ $           --
                                                                                 ==============
Bonds and stocks of parents, subsidiaries and affiliates at book value:
   Bonds........................................................................ $           --
   Preferred stocks.............................................................             --
   Common stocks................................................................    166,165,248
                                                                                 --------------
          Total bonds and stocks of parents, subsidiaries and affiliates........ $  166,165,248
                                                                                 ==============
Bonds and short-term investments, by class and maturity:
   Bonds by maturity at statement value:
       Due within one year or less.............................................. $  222,503,800
       Over 1 year through 5 years..............................................  2,293,115,071
       Over 5 years through 10 years............................................  1,830,450,841
       Over 10 years through 20 years...........................................     58,771,239
       Over 20 years............................................................     69,611,417
                                                                                 --------------
          Total by maturity..................................................... $4,474,452,368
                                                                                 ==============
   Bonds by class at statement value:
       Class 1.................................................................. $3,001,929,558
       Class 2..................................................................  1,314,930,851
       Class 3..................................................................    150,138,551
       Class 4..................................................................      7,453,408
       Class 5..................................................................             --
       Class 6..................................................................             --
                                                                                 --------------
          Total by class........................................................ $4,474,452,368
                                                                                 ==============
          Total bonds publicly traded........................................... $4,142,519,678
                                                                                 ==============
          Total bonds privately placed.......................................... $  331,932,690
                                                                                 ==============
Preferred stocks at statement value............................................. $   80,966,307
                                                                                 ==============
Common stocks at market value................................................... $  166,165,248
                                                                                 ==============
Short-term investments at book value............................................ $           --
                                                                                 ==============
Financial options owned at statement value...................................... $           --
                                                                                 ==============
Financial options written and in force at statement value....................... $           --
                                                                                 ==============

  See Report of Independent Registered Public Accounting Firm on Supplemental
                            Financial Information.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

                               December 31, 2004

                                                                           2004
                                                                      ---------------
Financial futures contracts open at current price.................... $            --
                                                                      ===============
Cash on deposit...................................................... $    50,754,850
                                                                      ===============
Life insurance in force (net of reinsurance):
   Industrial........................................................ $            --
   Ordinary..........................................................  22,822,834,000
   Credit life.......................................................              --
   Group life........................................................      35,255,000
                                                                      ---------------
          Total life insurance in force.............................. $22,858,089,000
                                                                      ===============
Amount of accidental death insurance in force under ordinary policies $   316,548,000
                                                                      ===============
Life insurance policies with disability provisions in force:
   Industrial........................................................ $            --
   Ordinary..........................................................      49,231,000
   Credit life.......................................................              --
   Group life........................................................              --
                                                                      ---------------
          Total disability life insurance policies in force.......... $    49,231,000
                                                                      ===============
Supplemental contracts in force:
   Ordinary--not involving life contingencies:
       Amount on deposit............................................. $            --
       Income payable................................................      51,751,412
   Ordinary--involving life contingencies--income payable............      11,806,242
   Group--not involving life contingencies:
       Amount of deposit.............................................              --
       Income payable................................................              --
   Group--involving life contingencies--income payable...............              --
                                                                      ---------------
          Total supplemental contracts in force...................... $    63,557,654
                                                                      ===============


  See Report of Independent Registered Public Accounting Firm on Supplemental
                            Financial Information.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

                               December 31, 2004

                                                                               2004
                                                                          --------------
Annuities in force:
   Ordinary:
       Immediate--amount of income payable............................... $    4,800,719
       Deferred--fully paid account balance..............................    528,487,591
       Deferred--not fully paid account balance..........................  2,198,385,522
   Group:
       Immediate--amount of income payable...............................             --
       Fully paid account balance........................................             --
       Not fully paid account balance....................................    336,300,144
                                                                          --------------
          Total annuities in force....................................... $3,067,973,976
                                                                          ==============
Accident and health insurance--premiums in force......................... $           --
                                                                          ==============
Deposit funds and dividend accumulations in force:
   Deposit funds--account balance........................................ $  278,038,312
   Dividend accumulations--account balance...............................      1,116,701
                                                                          --------------
          Total deposit funds and dividend accumulations in force........ $  279,155,013
                                                                          ==============
Accident and health insurance--claim payments in 2004.................... $           --
                                                                          ==============



  See Report of Independent Registered Public Accounting Firm on Supplemental
                            Financial Information.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

                   SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

                               December 31, 2004


                                                                                      Gross Investment
                                                                                          Holdings
                                                                                      Amount     Percentage
1. Bonds:
   1.1 U.S. Treasury securities.................................................. $    3,283,888    0.065%
  1.2 U.S. government agency and corporate obligations (excluding mortgage-
     backed securities):
      1.21 Issued by U.S. government agencies....................................             --       --
      1.22 Issued by U.S. government sponsored agencies..........................             --       --
  1.3 Foreign government (including Canada, excluding mortgage-backed
     securities).................................................................     80,985,216    1.604
  1.4 Securities issued by states, territories, and possessions and political subdivisions in the U.S.:
      1.41 States, territories and possessions general obligations...............             --       --
     1.42 Political subdivisions of states, territories and possessions and
         political subdivisions general obligations..............................             --       --
      1.43 Revenue and assessment obligations....................................        290,217     .006
      1.44 Industrial development and similar obligations........................             --       --
   1.5 Mortgage-backed securities (includes residential and commercial MBS):
      1.51 Pass-through securities:
         1.511 Issued or guaranteed by GNMA......................................     21,871,497     .433
         1.512 Issued or guaranteed by FNMA and FHLMC............................     53,588,514    1.061
         1.513 All other privately issued........................................             --       --
      1.52 CMOs and REMICs:
         1.521 Issued or guaranteed by FNMA, FHLMC or VA.........................    363,360,682    7.197
         1.522 Privately issued and collateralized by MBS issued or
             guaranteed by GNMA, FNMA or FHLMC...................................             --       --
         1.523 All other privately issued........................................    646,304,353   12.802
2. Other debt and other fixed income securities (excluding short term):
  2.1 Unaffiliated domestic securities (includes credit tenant loans rated by the
     SVO)........................................................................  2,907,121,190   57.584
   2.2 Unaffiliated foreign securities...........................................    397,646,810    7.877
   2.3 Affiliated securities.....................................................             --       --
3. Equity interests:
   3.1 Investments in mutual funds...............................................             --       --
   3.2 Preferred stocks:
      3.21 Affiliated............................................................             --       --
      3.22 Unaffiliated..........................................................     80,966,307    1.604
   3.3 Publicly traded equity securities (excluding preferred stocks):
      3.31 Affiliated............................................................             --       --
      3.32 Unaffiliated..........................................................             --       --
   3.4 Other equity securities:
      3.41 Affiliated............................................................    166,165,248    3.291
      3.42 Unaffiliated..........................................................             --       --
   3.5 Other equity interests including tangible personal property under lease:
      3.51 Affiliated............................................................             --       --
      3.52 Unaffiliated..........................................................             --       --
4. Mortgage loans:
   4.1 Construction and land development.........................................             --       --
   4.2 Agricultural..............................................................             --       --
   4.3 Single family residential properties......................................             --       --
   4.4 Multifamily residential properties........................................             --       --
   4.5 Commercial loans..........................................................             --       --
5. Real estate investments:
   5.1 Property occupied by the company..........................................             --       --
  5.2 Property held for production of income (includes $0 of property acquired
     in satisfaction of debt)....................................................             --       --
  5.3 Property held for sale ($0 including property acquired in satisfaction of
     debt).......................................................................             --       --
6. Policy loans..................................................................    266,112,249    5.271
7. Receivables for securities....................................................             --       --
8. Cash, cash equivalents, and short-term investments............................     50,754,850    1.005
9. Other invested assets.........................................................     10,002,397     .198
                                                                                  --------------   ------
10. Total invested assets........................................................ $5,048,453,419   100.00%
                                                                                  ==============   ======

                                                                                     Admitted Assets as
                                                                                       Reported in the
                                                                                      Annual Statement
                                                                                      Amount     Percentage
1. Bonds:
   1.1 U.S. Treasury securities.................................................. $    3,283,888    0.065%
  1.2 U.S. government agency and corporate obligations (excluding mortgage-
     backed securities):
      1.21 Issued by U.S. government agencies....................................             --       --
      1.22 Issued by U.S. government sponsored agencies..........................             --       --
  1.3 Foreign government (including Canada, excluding mortgage-backed
     securities).................................................................     80,985,216    1.604
  1.4 Securities issued by states, territories, and possessions and political subdivisions in the U.S.:
      1.41 States, territories and possessions general obligations...............             --       --
     1.42 Political subdivisions of states, territories and possessions and
         political subdivisions general obligations..............................             --       --
      1.43 Revenue and assessment obligations....................................        290,217     .006
      1.44 Industrial development and similar obligations........................             --       --
   1.5 Mortgage-backed securities (includes residential and commercial MBS):
      1.51 Pass-through securities:
         1.511 Issued or guaranteed by GNMA......................................     21,871,497     .433
         1.512 Issued or guaranteed by FNMA and FHLMC............................     53,588,514    1.062
         1.513 All other privately issued........................................             --       --
      1.52 CMOs and REMICs:
         1.521 Issued or guaranteed by FNMA, FHLMC or VA.........................    363,360,682    7.198
         1.522 Privately issued and collateralized by MBS issued or
             guaranteed by GNMA, FNMA or FHLMC...................................             --       --
         1.523 All other privately issued........................................    646,304,353   12.803
2. Other debt and other fixed income securities (excluding short term):
  2.1 Unaffiliated domestic securities (includes credit tenant loans rated by the
     SVO)........................................................................  2,907,121,190   57.588
   2.2 Unaffiliated foreign securities...........................................    397,646,810    7.877
   2.3 Affiliated securities.....................................................             --       --
3. Equity interests:
   3.1 Investments in mutual funds...............................................             --       --
   3.2 Preferred stocks:
      3.21 Affiliated............................................................             --       --
      3.22 Unaffiliated..........................................................     80,966,307    1.604
   3.3 Publicly traded equity securities (excluding preferred stocks):
      3.31 Affiliated............................................................             --       --
      3.32 Unaffiliated..........................................................             --       --
   3.4 Other equity securities:
      3.41 Affiliated............................................................    166,165,248    3.292
      3.42 Unaffiliated..........................................................             --       --
   3.5 Other equity interests including tangible personal property under lease:
      3.51 Affiliated............................................................             --       --
      3.52 Unaffiliated..........................................................             --       --
4. Mortgage loans:
   4.1 Construction and land development.........................................             --       --
   4.2 Agricultural..............................................................             --       --
   4.3 Single family residential properties......................................             --       --
   4.4 Multifamily residential properties........................................             --       --
   4.5 Commercial loans..........................................................             --       --
5. Real estate investments:
   5.1 Property occupied by the company..........................................             --       --
  5.2 Property held for production of income (includes $0 of property acquired
     in satisfaction of debt)....................................................             --       --
  5.3 Property held for sale ($0 including property acquired in satisfaction of
     debt).......................................................................             --       --
6. Policy loans..................................................................    265,765,056    5.265
7. Receivables for securities....................................................             --       --
8. Cash, cash equivalents, and short-term investments............................     50,754,850    1.005
9. Other invested assets.........................................................     10,002,397     .198
                                                                                  --------------   ------
10. Total invested assets........................................................ $5,048,106,226   100.00%
                                                                                  ==============   ======

  See Report of Independent Registered Public Accounting Firm on Supplemental
                            Financial Information.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

                 SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

                               December 31, 2004

   Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments as shown on the Summary Investment Schedule. All reporting entities must answer Interrogatories 1 through 4, 11 through 16, and18 through 22. Answer Interrogatories 5 through 10 only if the reporting entity's aggregate holding in the gross investment category addressed in Interrogatory 4 equals or exceeds 2.5% of the reporting entity's total admitted assets. If assets referred to in questions 11, 12, 13, 14, 15, or 18 are greater than or equal to 2.5%, additional detail must be provided. Answer Interrogatory 17 only if response to Interrogatory 16.01 is "no". For Life, Health and Fraternal blanks, responses are to exclude Separate Accounts.

             1. State the reporting entity's
                total admitted assets as reported
                on Page 2
                  ofthe Annual Statement.                                       $5,314,841,017*

   *This amount differs from total admitted assets on the accompanying financial statements as a result of certain adjustments as discussed in Notes 3 and 18.

2. State by investment category the ten largest exposures to a single issuer/borrower/investment, excluding U.S. government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the company and policy loans.

                         1                           2              3
                                                               Percentage
                                                                of Total
                Investment Category                Amount    Admitted Assets
                -------------------              ----------- ---------------
   2.01 Chase Insurance Life Company............ $96,579,214       1.8%
   2.02 Chase Insurance Life Company of New York $69,586,034       1.3%
   2.03 Nomura Asset Securities................. $59,681,307       1.1%
   2.04 Wal Mart Stores......................... $58,058,109       1.1%
   2.05 General Motors.......................... $51,147,672       1.0%
   2.06 Countrywide Home Loans.................. $48,763,753       0.9%
   2.07 Ontario Province........................ $48,367,189       0.9%
   2.08 General Electric........................ $45,457,263       0.9%
   2.09 Bank of America......................... $44,582,565       0.8%
   2.10 Nordea Bank............................. $38,411,428       0.7%

3. State the amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC rating.

         Bonds        1          2        Preferred Stocks      3       4
         -----  -------------- ----       ---------------- ----------- ---
    3.01 NAIC-1 $3,001,929,557 56.5% 3.07      P/RP-1      $80,966,307 1.5%
    3.02 NAIC-2 $1,314,930,851 24.7% 3.08      P/RP-2      $        -- -- %
    3.03 NAIC-3 $  150,138,551  2.8% 3.09      P/RP-3      $        -- -- %
    3.04 NAIC-4 $    7,453,408   .1% 3.10      P/RP-4      $        -- -- %
    3.05 NAIC-5 $           --  -- % 3.11      P/RP-5      $        -- -- %
    3.06 NAIC-6 $           --  -- % 3.12      P/RP-6      $        -- -- %

  See Report of Independent Registered Public Accounting Firm on Supplemental
                            Financial Information.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

                               December 31, 2004

4. State the amounts and percentages of the reporting entity's total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 31--Derivative Instruments and SSAP No. 86--Derivative Instruments):

   4.01 Are assets held in foreign investments less than 2.5%
     of the reporting entity's    total admitted assets?.............................................................    Yes [  ]

   4.01 Are assets held in foreign investments less than 2.5%
     of the reporting entity's    total admitted assets?.............................................................    No [ X ]

                               4.02 Total admitted assets held in foreign investments...........    $559,598,333 10.5%
                               4.03 Foreign-currency-denominated investments....................    $         --    %
                               4.04 Insurance Liabilities denominated in that same foreign currency $         --    %

5. Aggregate foreign investment exposure categorized by
   NAIC sovereign rating:
                                                                  1         2
                                                             ------------ ----
   5.01 Countries rated NAIC-1.............................. $559,598,333 10.5%
   5.02 Countries rated NAIC-2.............................. $         --  -- %
   5.03 Countries rated NAIC-3 or below..................... $         --  -- %

6. Two largest foreign investment exposures to a single country, categorized by NAIC sovereign rating:
                                                                  1         2
                                                             ------------ ----
   Countries rated NAIC-1:
   6.01 Country: Canada..................................... $149,799,855  2.8%
   6.02 Country: Great Britain.............................. $132,660,635  2.5%
   Countries rated NAIC-2:
   6.03 Country:............................................ $         --  -- %
   6.04 Country:............................................ $         --  -- %
   Countries rated NAIC-3 or below:
   6.05 Country:............................................ $         --  -- %
   6.06 Country:............................................ $         --  -- %
                                                                  1         2
                                                             ------------ ----
7. Aggregate unhedged foreign currency exposure............. $         --  -- %

8. Aggregate unhedged foreign currency exposure categorized
   by NAIC sovereign rating:
                                                                  1         2
                                                             ------------ ----
   8.01 Countries rated NAIC-1.............................. $         --  -- %
   8.02 Countries rated NAIC-2.............................. $         --  -- %
   8.03 Countries rated NAIC-3 or below..................... $         --  -- %

9. Two largest unhedged foreign currency exposures to a single country, categorized by NAIC sovereign rating: Countries rated NAIC-1:
                                                                  1         2
                                                             ------------ ----
   9.01 Country:............................................ $         --  -- %
   9.02 Country:............................................ $         --  -- %
   Countries rated NAIC-2:
   9.03 Country:............................................ $         --  -- %
   9.04 Country:............................................ $         --  -- %
   Countries rate NAIC-3 or below:
   9.05 Country:............................................ $         --  -- %
   9.06 Country:............................................ $         --  -- %

  See Report of Independent Registered Public Accounting Firm on Supplemental
                            Financial Information.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

                               December 31, 2004

10.List the 10 largest sovereign (i.e. non-governmental) foreign issues:
                                   1
                                 Issuer                                  NAIC Rating
                                 ------                                  -----------
   10.01 Ontario Province...............................................     1FE     $48,367,189 0.9%
   10.02 Nordea Bank....................................................     1FE     $38,411,428 0.7%
   10.03 Royal Bank of Scotland.........................................     1FE     $28,405,981 0.5%
   10.04 Abbey National.................................................      P1     $26,405,980 0.5%
   10.05 Vodafone Group.................................................     1FE     $24,214,865 0.5%
   10.06 Swedbank.......................................................      P1     $21,765,383 0.4%
   10.07 Quebec Province................................................     1FE     $19,266,674 0.4%
   10.08 Deutsche Telekom...............................................     2FE     $17,575,585 0.3%
   10.09 Potash Corp....................................................     2FE     $16,988,781 0.3%
   10.10 Transocean Sedco Forex.........................................     2FE     $16,633,785 0.3%

11.State the amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure.
   11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets?............................................. Yes [  ] No [X]

                                                                                            1          2
                                                                                       ------------ -------
   11.02 Total admitted assets held in Canadian investments........................... $149,799,855     2.8%
   11.03 Canadian-currency-denominated investments.................................... $         --       %
   11.04 Canadian-denominated insurance liabilities................................... $         --       %
   11.05 Unhedged Canadian currency exposure.......................................... $         --       %

12.Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions.
   12.01 Are assets held in investments with contractual sales restrictions less than
         2.5% of the reporting entity's total admitted assets?........................     Yes [ X] No [  ]

13.State the aggregate amounts and percentages of admitted assets held in the largest 10 equity interests:
   13.01 Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets?........................................................... Yes [  ] No [X]

                              1                               2       3
                     Investment Category
                     -------------------                 ----------- ---
         13.02 Chase Insurance Life Company............. $96,579,214 1.8%
         13.03 Chase Insurance Life Company of New York. $69,586,034 1.3%
         13.04 Abbey National........................... $26,405,980 0.5%
         13.05 Swedbank................................. $21,765,383 0.4%
         13.06 Credit Suisse............................ $14,955,194 0.3%
         13.07 Skandanivska Enskilda.................... $14,702,985 0.3%
         13.08 Svenska Handlesbanken.................... $ 3,136,765 0.1%
         13.09                                           $             %
         13.10                                           $             %
         13.11                                           $             %

  See Report of Independent Registered Public Accounting Firm on Supplemental
                            Financial Information.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

                               December 31, 2004

14.State the aggregate amounts and percentages of the entity's total admitted assets held in nonaffiliated, privately placed equities:

     14.01 Are assets held in nonaffiliated, privately placed
       equities less than 2.5% of     the reporting entity's
       total admitted assets?................................. Yes [X] No [  ]

  15.State the amounts and percentages of the entity's total admitted assets held in general partnership interests:
     15.01 Are assets held in general partnership interests
       less than 2.5% of the     reporting entity's total
       admitted assets?....................................... Yes [X] No [  ]

  16.State the aggregate amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:
     16.01 Mortgage loans reported in Schedule B less than
       2.5% of the reporting     entity's total admitted
       assets?................................................ Yes [X] No [  ]

18.State the amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A, excluding property occupied by the company.

         18.01 Are assets held in real estate reported in Schedule A less than 2.5% of the reporting entity's total admitted assets?. Yes [X] No [  ]

19.State the amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

                                                   At Year-end At End of Each Quarter ("Unaudited")
                                                               1st Qtr      2nd Qtr     3rd Qtr
                                                    1     2       3            4           5
                                                    ---  ---   -------      -------     -------
   19.01 Securities lending (do not     include
     assets held as     collateral for such
         transactions)............................ $--   -- %    $--          $--         $--
   19.02 Repurchase agreements.................... $--   -- %    $--          $--         $--
   19.03 Reverse repurchase     agreements........ $--   -- %    $--          $--         $--
   19.04 Dollar repurchase     agreements......... $--   -- %    $--          $--         $--
   19.05 Dollar reverse repurchase     agreements. $--   -- %    $--          $--         $--

20.State the amounts and percentages for the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps and floors:

                                                          Owned   Written
                                                          1   2    3   4
                                                         --- ---  --- ---
         20.01 Hedging.................................. $-- -- % $-- -- %
         20.02 Income generation........................ $-- -- % $-- -- %
         20.03 Other.................................... $-- -- % $-- -- %

   See Report of Independent Registered Public Accounting Firm on Supplemental Financial Information.

                   CHASE INSURANCE LIFE AND ANNUITY COMPANY

                               December 31, 2004

21.State the amounts and percentages of the reporting entity's total admitted assets of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards:

                                                    At Year-end  At End of Each Quarter ("Unaudited")
                                                                 1st Qtr      2nd Qtr     3rd Qtr
                                                      1      2      3            4           5
                                                   -------- ---    --------    --------    --------
   21.01 Hedging.................................. $515,805 -- % $984,095     $878,585    $537,345
   21.02 Income generation........................ $     -- -- % $     --     $     --    $     --
   21.03 Replications............................. $     -- -- % $     --     $     --    $     --
   21.04 Other.................................... $     -- -- % $     --     $     --    $     --

22.State the amounts and percentages of the reporting entity's total admitted assets of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

                                                  At End of Each Quarter
                              At Year-end 1st Qtr        2nd Qtr         3rd Qtr
                               1     2       3              4               5
                               ---  ---   ------- ---------------------- -------
     22.01 Hedging........... $--   -- %    $--            $--             $--
     22.02 Income generation. $--   -- %    $--            $--             $--
     22.03 Replications...... $--   -- %    $--            $--             $--
     22.04 Other............. $--   -- %    $--            $--             $--


   See Report of Independent Registered Public Accounting Firm on Supplemental Financial Information.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Federal Kemper Life Assurance Company:

   We have audited the accompanying statutory statements of admitted assets, liabilities and capital stock and surplus of Federal Kemper Life Assurance Company (the Company) as of December 31, 2003 and 2002, and the related statutory statements of operations, capital stock and surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Illinois Department of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America are material; they are described in Note 2.

   In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2003 and 2002, or the results of its operations or its cash flows for the years then ended.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

PricewaterhouseCoopers LLP

Chicago, Illinois
April 16, 2004

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

                   STATUTORY STATEMENTS OF ADMITTED ASSETS,
                   LIABILITIES AND CAPITAL STOCK AND SURPLUS

                       As of December 31, 2003 and 2002

                                                                       2003            2002
-                                                                 --------------  --------------
ADMITTED ASSETS
Cash and invested assets:
   Bonds......................................................... $4,696,080,196  $1,765,604,053
   Preferred stocks..............................................     80,966,307      29,107,739
   Common stocks.................................................    164,473,748       4,987,111
   Mortgage loans on real estate.................................             --      40,094,399
   Contract loans................................................    282,027,079      76,250,625
   Cash..........................................................    239,363,493      47,753,397
   Short-term investments........................................     28,937,976              --
   Other invested assets.........................................     16,525,086      10,926,721
                                                                  --------------  --------------
          Total cash and invested assets.........................  5,508,373,885   1,974,724,045
Amounts recoverable from reinsurers..............................      9,895,830       5,717,342
Other amounts receivable under reinsurance contracts.............     70,059,991          45,388
Net deferred tax asset...........................................      6,715,877       9,607,096
Premiums deferred and uncollected................................     12,197,879      14,078,469
Investment income due and accrued................................    163,444,897      29,279,280
Receivable from affiliates.......................................      1,623,524       5,374,146
Other assets.....................................................     57,494,765      54,631,318
                                                                  --------------  --------------
          Total admitted assets.................................. $5,829,806,648  $2,093,457,084
                                                                  ==============  ==============
LIABILITIES AND CAPITAL STOCK AND SURPLUS
Liabilities:
   Life and annuity reserves..................................... $4,397,159,199  $1,066,249,323
   Deposit-type funds:
       Funding agreements........................................    582,296,778     605,276,824
       Supplemental contracts without life contingencies.........    151,610,679      34,535,270
       Beneficiary account.......................................    166,352,542     121,015,456
       Dividend accumulations....................................      1,135,336       1,095,481
       Premium deposit funds.....................................        423,947         427,793
   Claims and benefits payable to policyholders..................     40,082,744      18,799,072
   Other policyholder funds......................................      2,166,376       1,983,222
                                                                  --------------  --------------
          Total policy liabilities...............................  5,341,227,601   1,849,382,441
Interest maintenance reserve.....................................     96,749,776      27,203,458
General expenses due or accrued..................................     12,200,401       6,903,054
Transfers to separate accounts due or accrued....................    (34,569,018)             --
Taxes, licenses and fees due or accrued..........................      5,118,528       3,650,075
Federal income taxes due or accrued..............................     12,002,395      20,980,611
Remittances and items not allocated..............................     25,049,288       4,363,392
Reinsurance in unauthorized companies............................      3,967,704       1,425,468
Asset valuation reserve..........................................      7,018,146       1,419,652
Payable to affiliates............................................      3,757,434       6,340,093
Payable for securities purchased.................................             --      28,449,553
Other liabilities................................................      5,091,869       4,510,984
                                                                  --------------  --------------
          Total liabilities......................................  5,477,614,124   1,954,628,781
                                                                  --------------  --------------
Capital stock and surplus:
   Common stock..................................................      2,727,020       2,727,020
   Paid-in surplus...............................................    435,570,924      91,340,794
   Unassigned surplus............................................    (86,105,420)     44,760,489
                                                                  --------------  --------------
          Total capital stock and surplus........................    352,192,524     138,828,303
                                                                  --------------  --------------
          Total liabilities and capital stock and surplus........ $5,829,806,648  $2,093,457,084
                                                                  ==============  ==============

   The accompanying notes are an integral part of these statutory financial statements.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

                      STATUTORY STATEMENTS OF OPERATIONS

                For the Years Ended December 31, 2003 and 2002

                                                                               2003           2002
                                                                          --------------  ------------
Income:
Premium and annuity considerations....................................... $3,523,595,206  $146,705,819
Considerations for supplemental contracts with life contingencies........     58,653,895     1,038,890
Net investment income....................................................    154,798,112   120,623,923
Amortization of interest maintenance reserve.............................     13,531,719     4,751,763
Reinsurance ceding commissions and allowances............................     66,628,758    68,058,903
Change in business-owned life insurance--cash value......................     53,668,461    (5,874,155)
                                                                          --------------  ------------
   Total income..........................................................  3,870,876,151   335,305,143
                                                                          --------------  ------------
Benefits and expenses:
Death benefits...........................................................     74,270,277    61,852,350
Matured endowments.......................................................        105,162       355,262
Annuity benefits.........................................................    123,421,239    54,969,453
Surrender benefits.......................................................     35,029,923    27,269,935
Disability and accident and health benefits..............................      1,256,923     1,259,400
Interest on policy and contract funds....................................      4,063,341     3,613,509
Interest and adjustments on policy or deposit-type contracts.............     33,601,003    33,348,683
Interest rate swap--funding agreement hedge..............................      7,547,568     6,349,134
Payments on supplementary contracts with life contingencies..............      6,914,393     4,568,305
Increase (decrease) in aggregate reserves for life policies and contracts  3,330,909,876   (51,192,433)
Commissions..............................................................    111,998,242    59,233,850
General expenses.........................................................     56,627,431    47,257,140
Insurance taxes, licenses and fees.......................................      9,306,870     8,574,192
Increase (decrease) in loading on deferred and uncollected premiums......         11,882      (872,381)
Dividends to policyholders...............................................         54,575        55,455
Assumed fixed/variable exchanges.........................................      9,209,860            --
IMR assumed from reinsurer, included in asset transfer...................     40,277,593            --
IMR assumed from reinsurer, realized gains on asset transfer after tax...     43,393,604            --
Other expense............................................................     26,669,189        16,788
                                                                          --------------  ------------
   Total benefits and expenses...........................................  3,914,668,951   256,658,642
                                                                          --------------  ------------
Net gain (loss) from operations before federal income taxes and realized
  capital losses.........................................................    (43,792,800)   78,646,501
Federal income tax expense...............................................     44,436,088    28,698,183
                                                                          --------------  ------------
Net gain (loss) from operations before realized capital losses...........    (88,228,888)   49,948,318
                                                                          --------------  ------------
Net realized capital losses..............................................     (3,238,261)  (22,713,823)
Related federal income tax benefit.......................................             --     1,047,567
Realized (gains) losses transferred to the interest maintenance reserve..        593,160   (19,633,705)
                                                                          --------------  ------------
   Total realized capital losses.........................................     (2,645,101)  (41,299,961)
                                                                          --------------  ------------
Net income (loss)........................................................ $  (90,873,989) $  8,648,357
                                                                          ==============  ============

   The accompanying notes are an integral part of these statutory financial statements.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

               STATUTORY STATEMENTS OF CAPITAL STOCK AND SURPLUS

                For the Years Ended December 31, 2003 and 2002

                                                                      2003          2002
                                                                  ------------  ------------
Capital stock at beginning and end of year....................... $  2,727,020  $  2,727,020
                                                                  ------------  ------------
Paid in surplus at beginning of year.............................   91,340,794    91,340,794
   Capital contribution..........................................  344,230,130            --
                                                                  ------------  ------------
Paid in surplus at end of year...................................  435,570,924    91,340,794
                                                                  ------------  ------------
Unassigned surplus:
   Balance at beginning of year..................................   44,760,489    65,351,949
   Net income (loss).............................................  (90,873,989)    8,648,357
   Change in net unrealized capital gains and losses, net of tax.    4,044,661     2,745,827
   Change in nonadmitted assets..................................   14,128,543    (3,418,956)
   Change in liability for reinsurance in unauthorized companies.   (2,542,236)   (1,425,468)
   Change in net deferred tax asset..............................     (600,208)    3,026,991
   Change in asset valuation reserve.............................   (5,598,494)    9,831,789
   Dividends to stockholder......................................  (49,424,186)  (40,000,000)
                                                                  ------------  ------------
   Balance at end of year........................................  (86,105,420)   44,760,489
                                                                  ------------  ------------
       Total capital stock and surplus........................... $352,192,524  $138,828,303
                                                                  ------------  ------------



   The accompanying notes are an integral part of these statutory financial statements.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

                      STATUTORY STATEMENTS OF CASH FLOWS

                For the Years Ended December 31, 2003 and 2002

                                                                          2003            2002
                                                                    ---------------  --------------
Cash from operations:
   Premiums collected, net of reinsurance.......................... $ 3,584,302,367  $  147,766,060
   Investment income received......................................      37,956,608     121,423,500
   Other income received...........................................      11,194,864      68,013,515
   Benefits and loss related payments..............................    (224,744,204)   (153,342,900)
   Commissions, expenses paid and aggregate write-ins for
     deductions....................................................    (213,430,480)   (124,540,476)
   Dividends paid to policyholders.................................         (55,830)        (56,396)
   Federal income taxes paid.......................................     (35,163,485)     (8,502,294)
                                                                    ---------------  --------------
          Net cash from operations.................................   3,160,059,840      50,761,009
                                                                    ---------------  --------------
Cash from investments:
   Proceeds from investments sold, matured or repaid:
       Bonds.......................................................     737,021,964   1,236,169,621
       Stocks......................................................      14,369,595      11,587,007
       Mortgage loans..............................................      42,373,570         775,594
       Other invested assets.......................................         360,144      30,341,230
                                                                    ---------------  --------------
          Total investment proceeds................................     794,125,273   1,278,873,452
                                                                    ---------------  --------------
Cost of investments acquired:
       Bonds.......................................................   3,689,215,637   1,291,097,537
       Stocks......................................................     221,555,766       4,244,350
       Other invested assets.......................................      34,985,498       4,091,580
                                                                    ---------------  --------------
          Total investments acquired...............................   3,945,756,901   1,299,433,467
                                                                    ---------------  --------------
   Net increase (decrease) in contract loans.......................     205,806,641      (7,125,697)
                                                                    ---------------  --------------
          Net cash from investments................................  (3,357,438,269)    (13,434,318)
                                                                    ---------------  --------------
Cash from financing and miscellaneous sources:
   Capital and paid in surplus.....................................     325,979,311              --
   Net deposits (withdrawals) on deposit-type funds and other
     liabilities...................................................     102,655,429     (16,041,404)
   Other cash provided.............................................      38,715,947      11,966,481
   Dividends to stockholder........................................     (49,424,186)    (40,000,000)
                                                                    ---------------  --------------
          Net cash from financing and miscellaneous sources........     417,926,501     (44,074,923)
                                                                    ---------------  --------------
Net change in cash and short-term investments......................     220,548,072      (6,748,232)
Cash and short-term investments:
   Beginning of year...............................................      47,753,397      54,501,629
                                                                    ---------------  --------------
   End of year..................................................... $   268,301,469  $   47,753,397
                                                                    ===============  ==============

   The accompanying notes are an integral part of these statutory financial statements.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

                    NOTES TO STATUTORY FINANCIAL STATEMENTS

1. Nature of Business Operations

   Federal Kemper Life Assurance Company (the Company) issues fixed annuity products and term life and interest-sensitive life insurance products primarily through a network of brokerage general agents and other independent distributors. The Company is licensed in the District of Columbia and all states, except New York. Through September 3, 2003, the Company was a wholly-owned subsidiary of Kemper Corporation (Kemper), a non-operating holding company. Kemper is a wholly-owned subsidiary of Zurich Group Holding (ZGH or Zurich), a Swiss holding company. ZGH is wholly-owned by Zurich Financial Services (ZFS), a Swiss holding company.

   On May 30, 2003, ZFS and Bank One Corporation, (Bank One) announced plans for Bank One to acquire a significant portion of ZFS's Zurich Life companies. The acquisition was completed effective September 3, 2003. As a result, Kemper sold the capital stock of the Company, Zurich Life Insurance Company of America (ZLICA), and Zurich Direct Inc. (ZD) to Banc One Insurance Holdings, Inc.
(BOIH), a subsidiary of Bank One. The Company continues to maintain its formal management and services agreement with Fidelity Life Association, a Mutual Legal Reserve Company (FLA).

   In conjunction with this acquisition, the Company assumed significant portions of Kemper Investors Life Insurance Company's (KILICO) business through a one hundred percent coinsurance arrangement. See Note 2 for more information.

2. Summary of Significant Accounting Policies

Basis of Presentation

   The accompanying statutory financial statements have been prepared in accordance with the National Association of Insurance Commissioners (NAIC) "Accounting Practices and Procedures Manual Version March 2003" and in conformity with accounting practices prescribed or permitted by the State of Illinois Department of Insurance (IDOI), which vary in some respects from accounting principles generally accepted in the United States of America (GAAP).

   The most significant differences between statutory accounting practices and GAAP include: (1) bonds are generally carried at amortized cost and are not classified as either held-to-maturity securities, trading securities or available-for-sale securities; (2) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred and not deferred; (3) aggregate reserves are based upon statutory mortality and interest requirements and without consideration of withdrawals, which may differ from reserves based on reasonably conservative estimates of mortality, interest and withdrawals; (4) deferred federal income tax assets for the temporary differences between the financial statement basis and tax basis of assets and liabilities are subject to different admissibility criteria; (5) the Asset Valuation Reserve (AVR) is reported as a liability with changes in this reserve charged or credited directly to unassigned surplus; (6) realized capital gains/losses resulting from changes in interest rates are deferred and amortized over the life of the bond or mortgages sold; and (7) for GAAP purposes, the acquisitions of the Company on January 4, 1996 and September 3, 2003 were accounted for using the purchase method of accounting, which resulted in the recording of goodwill and value of business acquired on a GAAP basis.

   Statutory capital and surplus was $361.7 million and $237.1 million less than GAAP stockholder's equity at December 2003 and 2002, respectively. The statutory net loss was $117.5 million less than GAAP net income for the year ended December 31, 2003. Statutory net income was $192.6 million more than GAAP net loss for the year ended December 31, 2002.

Permitted Accounting Practice

   In anticipation of the acquisition by Zurich in 1996, the Company sold, primarily through a bulk sale, approximately $84 million in real estate-related investments during 1995 as part of a strategic effort to reduce overall exposure to real estate. As a result of these sales, the Company incurred realized capital losses which were required to be transferred to the interest maintenance reserve (IMR). However, as a result of the transfer

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY
of these realized capital losses to IMR, IMR became negative. In connection with the sale of the real estate-related investments and the acquisition of the Company's parent, the IDOI permitted the Company to reset the IMR to zero as of December 31, 1995. This treatment permits the Company to proceed as if it had been legally reorganized through a procedure known as a "quasi-reorganization".

   This procedure allows the Company a "fresh start" by resetting the negative unassigned surplus to zero and reducing gross paid-in and contributed surplus by the same amount. Although this treatment does not change the Company's total amount of reported capital and surplus as of December 31, 2003, it did favorably impact the 2003 and 2002 net gain from operations and net income. If the Company had not been permitted to reset the IMR to zero as of December 31, 1995, the December 31, 2003 and 2002 net gain from operations and net income would have both been reduced by $1.0 million, and capital and surplus for both years would have been increased by like amounts through a credit to the change in nonadmitted assets and related items. If the Company had not been able to reset the negative unassigned surplus to zero, paid-in and unassigned surplus would have been $451.9 million and $89.1 million respectively, at December 31, 2003 and $107.7 million and $40.8 million at December 31, 2002.

Use of Estimates in the Preparation of the Financial Statements

   The preparation of statutory financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

Accounting Policies

A. Investments

   Bonds are carried at values prescribed by the NAIC. Generally bonds are valued at amortized cost under NAIC guidelines. Preferred stocks are carried at cost unless they are below investment grade, then they are carried at market value. Short-term investments are carried at cost, which approximates fair value. All derivatives are stated at amortized cost.

   Common stocks of non-affiliates are stated at market value. Common stocks of unconsolidated subsidiaries and affiliates are valued using the equity method as described in the Purposes and Procedures Manual of the Securities Valuation Office (SVO) of the NAIC. In conjunction with the coinsurance arrangement mentioned above and discussed more fully later in this note, KILICO transferred 100% of the stock of Investors Brokerage Services, Inc. (IBS), Investors Brokerage Services Insurance Agency, Inc. (IBSIA), PMG Securities Corporation, PMG Asset Management, Inc., PMG Marketing, Inc., and PMG Life Agency, Inc. (collectively, PMG), and Zurich Life Insurance Company of New York (ZLICONY) to the Company.

   Mortgage loans on real estate are stated at the aggregate unpaid principal balance, net of unamortized discount, direct write-downs and net of any valuation allowances. As part of the purchase agreement between Bank One and Kemper, certain joint venture loans were paid as a dividend to Kemper in August 2003. As a result, the Company did not own any mortgage loans on real estate at December 31, 2003. Fire insurance is carried on all properties covered by mortgage loans at least equal to the excess of the original loan over the maximum loan that would be permitted by law on the land without the buildings. The Company did not convert any mortgage loans to loans which required principal or interest to be paid based upon available cash flow during 2003.

   Other invested assets consist of a 30% joint venture equity interest in KL-75 LLC, a limited partnership, which is carried at cost, net of write-downs and surplus notes.

   Contract loans are carried at the aggregate of the unpaid balance, which is not in excess of the cash surrender values of the related policies.

   Mortgage-backed/asset-backed securities are stated at amortized cost using the modified scientific method including anticipated prepayments at the date of purchase. Such amortization is included in investment

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY
income. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such a difference occurs, the net investment in the bond is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the bond, with a corresponding increase or decrease to interest income. Prepayment assumptions for loan-backed bonds and structured securities were obtained from a survey conducted by a securities information service. These assumptions are consistent with the current interest rate and economic environment.

   For its securitized financial assets, the Company recognizes an impairment loss if the fair value of the security is below book value and the net present value of expected future cash flows is less than the net present value of expected future cash flows at the most recent (prior) estimation date. The Company recorded no write-downs in 2003 related to their securitized financial assets, compared to write-downs of $11.8 million in 2002.

   Upon default or indication of potential default by an issuer of fixed maturity securities, other than securitized financial assets, the issue(s) of such issuer would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue is regularly reviewed and additional write-downs may be taken in light of later developments. Write-downs are included as part of net realized capital gains (losses). For the years ended December 31, 2003 and 2002, the Company recorded write-downs on other than securitized financial assets of $2.6 million and $5.9 million, respectively.

B. Loan-Backed Securities

   The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date.

   Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from broker-dealer survey values or internal estimates.

   For agency mortgage-backed securities (Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC)), the primary pricing source used is the Merrill Lynch Securities Pricing Service. For commercial mortgage-backed and asset-backed securities, the primary pricing source used is Interactive Data. Additionally, each of these sources are supplemented by broker pricing where coverage is unavailable or where pricing is deemed to be unreliable.

C. Investment Income and Realized Gains and Losses

   Investment income is recorded when earned. All investment income due and accrued that is over 90 days past due, with the exception of mortgage loans in default, is excluded from surplus. The total amount excluded from surplus in 2003 was $787,569. The Company had no investment income due and accrued that was over 90 days past due at December 31, 2002.

   Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, which are not transferred to the IMR as discussed below, and write-downs are credited or charged to income, net of applicable federal income tax. Unrealized gains and losses, including changes in real estate related reserves, are credited or charged to surplus.

D. Income and Expenses

   Life and interest-sensitive life insurance contract premiums are recognized as income when due, while annuity contract premiums are recognized as income when received. Deposits on deposit-type contracts are entered directly as a liability when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commission, are charged to operations as incurred.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

E. Asset Valuation Reserve and Interest Maintenance Reserve

   The AVR provides for a standardized statutory investment valuation reserve for losses from investments in bonds, preferred stocks, short-term investments, mortgage loans, common stocks and other invested assets, with related increases or decreases in the AVR recorded directly to surplus. A write-down for other than temporary declines in value is recognized as a realized loss on an individual asset basis.

   The IMR defers certain interest-related gains and losses (net of tax) on fixed income securities, primarily bonds and mortgage loans, which are then amortized into income over the remaining lives of the investments sold. Net deferred IMR gains are treated as a liability while net deferred IMR losses are generally treated as a non-admitted asset with a corresponding charge directly to unassigned surplus. For GAAP purposes, there is no such reserve.

F. Policy Liabilities and Other Policyholders' Funds

   Liabilities for life policy reserves and interest-sensitive life insurance contracts are based on statutory mortality and interest requirements without consideration of withdrawals. Liabilities for the majority of these contracts are calculated based on the 1980 Commissioner's Standard Ordinary (CSO) table, with interest rates ranging from 4.0 percent to 6.0 percent. Liabilities for policy reserves on annuity contracts are calculated based on the Commissioner's Annuity Reserve Valuation Method (CARVM). Interest crediting rates guaranteed under the contracts' accumulation periods range from 3.0 percent to 6.0 percent. Guarantee periods range from one to two years with minimum interest rate guarantees ranging from 3.0 percent to 4.5 percent. For contracts which have annuitized, interest rates that are used in the determination of the present value of future payments range from 3.5 percent to 11.3 percent.

   Funding Agreements are insurance contracts similar to structured settlements, immediate annuities and guaranteed investment contracts (GICs).
The contracts qualify as insurance under state laws and were issued as nonsurrenderable immediate annuities to trusts established by a securities firm.

   The securities firm sold interests in these trusts to institutional investors, primarily foreign investors for funding pension plans. Funding agreements have either fixed or variable rates of interest, are obligations of the Company's general account, are classified as annuities for statutory purposes and are recorded as deposit-type funds.

G. Reinsurance

   In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure. The Company cedes 90 percent of all new term life insurance premiums to unaffiliated reinsurers. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liability and obligation to policyholders.

   On September 3, 2003 (the Closing Date), KILICO transferred portions of its business through a one hundred percent coinsurance arrangement, as well as the capital stock of its wholly-owned subsidiaries, to the Company. Prior to the Closing Date, the Company, KILICO, ZLICA and FLA operated under the trade name "Zurich Life" and were all, except FLA, direct, wholly-owned subsidiaries of Kemper. Following the Closing Date, KILICO remains a direct, wholly-owned subsidiary of Kemper.

   These transfers were part of a larger transaction pursuant to a Stock and Asset Purchase Agreement, dated as of May 29, 2003 (the Purchase Agreement), between Zurich Holding Company of America (ZHCA), Kemper, KILICO, ZFS, BOIH and Bank One. Under the Purchase Agreement, Kemper, an indirect subsidiary of ZFS, agreed to sell the capital stock of the Company, ZLICA and Zurich Direct Inc. to BOIH. BOIH also agreed to acquire control of KILICO's Subsidiaries. KILICO's "Subsidiaries" include IBS, IBSIA, ZLICONY, and PMG.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   Upon the closing of the transactions contemplated by the Purchase Agreement on September 3, 2003 (the Closing), including the Coinsurance Agreement, effective as of the Closing (the Coinsurance Agreement), the Company assumed on a coinsurance basis, 100% of the General Account Liabilities of KILICO. The "General Account Liabilities" include all of KILICO's gross liabilities and obligations, including benefits, claims, taxes, commissions and assessments for certain types of existing individual and group life insurance policies and annuity contracts (the Reinsured Policies), except for certain retained liabilities. The Reinsured Policies also include certain policies to be written by KILICO for a specified period subsequent to the Closing.

   Upon the Closing, the Company also assumed on a modified coinsurance basis, a majority of the Separate Account Liabilities of KILICO. The "Separate Account Liabilities" are all liabilities that were reflected in KILICO's separate accounts and that relate to the Reinsured Policies. Pursuant to the modified coinsurance framework under which Separate Account Liabilities are reinsured, ownership of the underlying separate accounts was not transferred to the Company.

   In consideration of the Company's assumption of the General Account Liabilities, KILICO transferred to the Company the Transferred Coinsurance Assets, less a Ceding Commission, as described below. "Transferred Coinsurance Assets" means (a)(i) all of the issued and outstanding shares of KILICO's Subsidiaries and certain other assets (software, fixtures, equipment, etc.),
(ii) certain investment assets and (iii) cash or cash equivalents, having an aggregate market value equal to the amount as of the Closing of the General Account Reserves, as defined in the coinsurance agreement, plus (b) KILICO's interest maintenance reserve as of the Closing (excluding the interest maintenance reserve created as a result of the realization of gain associated with transferring the Transferred Coinsurance Assets at market value rather than book value) minus (c) the aggregate amount of accruals with respect to the Reinsured Policies.

   Pursuant to the Coinsurance Agreement, the Company established a trust account (the Security Trust Account) for the exclusive benefit of KILICO, funded with assets equal to one hundred percent of the general account reserves reinsured by the Company, adjusted on a quarterly basis. The Company is required to maintain the Security Trust Account in effect until the general account reserves assumed from KILICO are $400 million or less.

   KILICO also transferred to the Company in consideration of the Company's reinsurance of future liabilities and obligations, in respect of the Reinsured Policies, future premiums, premiums receivable, contract loan receivables, reinsurance recoverables, separate account revenues, agents debit balances and all other fees, charges and amounts. In addition, pursuant to the coinsurance agreement, the ministerial actions required of KILICO with respect to the Bank Owned Life Insurance policies (the "BOLI Policies") are performed by the Company in exchange for an income stream of 8 to 12 basis points earned on the value of the invested assets of the BOLI Policies. KILICO has also agreed that, for a period of three years following the Closing, it will not issue any new BOLI Policies.

   The "Ceding Commission" was $120 million, subject to a market value adjustment with respect to the Transferred Coinsurance Assets. The Ceding Commission was not transferred from the Company to KILICO, but rather was withheld from the investment assets transferred from KILICO to the Company as part of the Transferred Coinsurance Assets. Both the Company and KILICO finalized their settlement in February 2004. The resulting closing adjustment resulted in a decrease of $9.3 million in other amounts receivable under reinsurance contracts in the balance sheet as of February 2004.

   KILICO remains primarily responsible to its policyholders for all future claims and policyholder benefits related to the blocks of business ceded to the Company and is not relieved of its obligations. Assets in support of the reserves for future policyholder benefits assumed by the Company as part of the Coinsurance Agreement totaled $3.5 billion. Separate account assets that support the Separate Account Liabilities under the modified coinsurance arrangement totaled approximately $2.1 billion.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   The following is a summary of line items on the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus affected by the accounting for the initial coinsurance transaction.

                                                                                      Debit/(Credit)
-                                                                                     --------------
                                                                                      (in millions)
Invested assets......................................................................   $ 3,270.9
Accrued investment income............................................................       135.3
Receivable from KILICO...............................................................        78.6
                                                                                        ---------
   Total assets......................................................................     3,484.8
                                                                                        ---------
Aggregate reserves...................................................................    (3,327.2)
Deposit-type funds (supplemental contracts without life contingencies and beneficiary
  account)...........................................................................      (158.7)
Separate account reserves--CRVM/CARVM expense allowance..............................        28.3
Life contract claims.................................................................       (24.2)
Remittances and items unallocated....................................................        (9.3)
IMR..................................................................................       (83.6)
Federal taxes--initial commission....................................................        18.1
                                                                                        ---------
   Total liabilities.................................................................    (3,556.6)
                                                                                        ---------
Surplus--initial commission, net of tax..............................................        33.7
Surplus--IMR related to Transferred Coinsurance Assets...............................        43.4
Surplus--additional proceeds--IMR....................................................        (5.3)
                                                                                        ---------
   Total surplus decrease............................................................   $    71.8
                                                                                        =========

   The following is a summary of line items on the Statement of Operations affected by the accounting for the initial coinsurance transaction.

                                                                           Debit/(Credit)
-                                                                          --------------
                                                                           (in millions)
Premiums and supplementary contract considerations with life contingencies   $(3,344.5)
Commissions and expense allowances initial commission.....................        51.8
IMR assumed from reinsurer, included in asset transfer....................        40.3
IMR assumed from reinsurer, realized gain on asset transfer after tax.....        43.4
Assumed change in expense allowances--separate account reserves...........       (28.3)
Increase in aggregate reserves for life and annuity contracts.............     3,327.2
Tax provision, equal to tax on initial commission.........................       (18.1)
                                                                             ---------
   Net loss--initial reinsurance transaction..............................   $    71.8
                                                                             =========

   As part of the coinsurance agreement, the Company is responsible for providing certain administrative services with respect to the reinsured business. This includes, but is not limited to, policy and policyholder administration, separate account administration, preparing accounting and actuarial information, and certain aspects of legal compliance.

   In addition, under a separate transition services agreement, the Company is responsible for providing services in the following categories to KILICO for up to one year from the date of the Closing: legal support services, accounting and financial operations services and support, actuarial services and support, information technology services and support, policyholder and distributor services and support, distributor relationship management services, product management services, tax administration support services, disaster recovery, system conversion services and other services as required. Prior to the Closing, KILICO and the Company shared common management and employees. The transition services agreement is designed to facilitate KILICO's continued operations, in substantially the same manner as it operated prior to the Closing, while KILICO transitions to a new management team and new employees.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

H. Federal Income Taxes

   The Company will file a consolidated federal income tax return with ZHCA, for the period January 1, 2003 through August 31, 2003. For the period September 1, 2003 through December 31, 2003, the Company will file a separate federal income tax return.

   The reporting of federal and foreign income taxes under statutory accounting is similar to the reporting requirements under GAAP, except for the following differences: (1) under statutory accounting, the calculation of state income taxes incurred is limited to taxes due on the current year's taxable income and any adjustments due to changes in prior year returns, therefore, deferred state income taxes are not recorded; (2) the estimate of the current state income tax expense is not a component of income taxes incurred. Instead, current state income tax is reported as a component of insurance taxes, licenses and fees and is an element of pre-tax book income; (3) under GAAP, Statement of Financial Accounting Standards (SFAS) 109 contains a requirement to reduce the amount of deferred tax assets (DTAs) by a valuation allowance if it is more likely than not that some portion of the deferred tax asset will not be realized. No such provision is required by statutory accounting. Instead, statutory accounting requires that the gross DTA be subject to an admissibility test. The admissibility test has three parts. The first two parts determine the portion of the gross DTA that can be reduced to cash or result in a reduction of future cash taxes within the next twelve months. The third part of the test permits admission of gross DTAs to the extent of gross deferred tax liabilities (DTLs); and (4) under statutory accounting, any changes in DTAs and DTLs are to be recognized as a separate component of the change in unassigned surplus. Therefore, changes in the DTAs and DTLs will not be included in current year income. This differs from GAAP, which reports the change in deferred income taxes as a component of the total tax provision rather than as a direct adjustment to unassigned surplus.

I. Nonadmitted Assets

   Certain assets designated as "non-admitted assets" have been excluded from the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus through a direct charge against unassigned surplus.

J. Cash Flow Information

   The Company defines cash as cash in banks and money market accounts and considers all highly liquid investments, with a maturity of one year or less when purchased, to be short-term investments.

K. Premiums Deferred and Uncollected

   Premiums deferred and uncollected represent modal premiums due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.

L. Other Assets

   The Company purchased a $60 million group variable life insurance policy covering all current employees as of February 14, 2002 from KILICO. The transaction, as business-owned life insurance, permits the Company to indirectly fund certain of its employee benefit obligations. The asset is included in other assets at the cash surrender value. The changes in cash surrender value on this policy are recorded as other income in the Statutory Statements of Operations.

M. Policyholder Dividends

   Dividends to policyholders are determined annually and are payable only upon declaration by the Board of Directors. An estimated provision has been made for dividends expected to be paid in the following calendar year.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

N. Reclassifications

   Necessary reclassifications are made in prior period financial statements whenever appropriate to conform to the current presentation.

3. Invested Assets and Other Related Income

Bonds

   The amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of bonds at December 31, 2003 and 2002, were as follows (in thousands):

                                                       2003
                                    -------------------------------------------
                                                 Gross      Gross
                                    Amortized  Unrealized Unrealized Estimated
                                      Cost       Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
U.S. Government securities......... $   36,925  $  3,208   $    --   $   40,133
All other governments..............      7,089        99        --        7,188
States, territories and possessions     73,876     1,335       (85)      75,126
Special revenue....................    557,125     4,233    (1,619)     559,739
Public utilities...................    256,176    11,447      (102)     267,521
Industrial and miscellaneous.......  3,764,889   117,961    (3,398)   3,879,452
                                    ----------  --------   -------   ----------
   Total bonds..................... $4,696,080  $138,283   $(5,204)  $4,829,159
                                    ==========  ========   =======   ==========

                                                       2002
                                    -------------------------------------------
                                                 Gross      Gross
                                    Amortized  Unrealized Unrealized Estimated
                                      Cost       Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
U.S. Government securities......... $  151,519  $ 8,277    $    (77) $  159,719
All other governments..............      2,492      171          --       2,663
States, territories and possessions     11,429      825          --      12,254
Special revenue....................     94,543    3,448          --      97,991
Public utilities...................    117,017    4,859        (634)    121,242
Industrial and miscellaneous.......  1,388,604   69,268     (15,969)  1,441,903
                                    ----------  -------    --------  ----------
   Total bonds..................... $1,765,604  $86,848    $(16,680) $1,835,772
                                    ==========  =======    ========  ==========

   The amortized cost and estimated fair value of bonds at December 31, 2003, by contractual maturity, are presented in the following table (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed and asset-backed securities may be substantially shorter than their contractual maturity because they may require monthly principal installments and such loans may prepay principal.

                                                                                  Amortized  Estimated
                                                                                    Cost     Fair Value
                                                                                  ---------- ----------
Due in one year or less.......................................................... $   56,954 $   57,865
Due after one year through five years............................................  1,288,005  1,326,474
Due after five years through ten years...........................................  1,689,738  1,744,511
Due after ten years..............................................................    287,695    301,687
Securities not due at a single maturity date--primarily mortgage and asset-backed securities/(1)/................................................................  1,373,688  1,398,622
                                                                                  ---------- ----------
                                                                                  $4,696,080 $4,829,159
                                                                                  ========== ==========

--------
/(1)/Weighted average maturity of approximately 3.6 years.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   Approximately 17.1 percent of the investment-grade fixed maturity securities at December 31, 2003 were residential mortgage-backed securities, up from 12.3 percent at December 31, 2002. Approximately 7.9 percent of the investment-grade fixed maturity securities at December 31, 2003 were commercial mortgage-backed securities, compared with 6.0 percent at December 31, 2002. The residential mortgage-backed securities consist primarily of marketable mortgage pass-through securities issued by the GNMA, FNMA, or FHLMC and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid.

   Approximately 4.9 percent and 8.1 percent of the investment-grade fixed maturity securities at December 31, 2003 and 2002, respectively, consisted of asset-backed securities. The majority of investments in asset-backed securities were backed by home equity loans (25.1%), credit card loans (24.8%), manufactured housing loans (14.6%), and auto loans (13.8%).

   Gross proceeds, realized gains and realized losses on bonds sold at the discretion of the Company for the years ended December 31, 2003 and 2002, were as follows (in millions):

                                            2003    2002
                                           ------ --------
                     Gross proceeds....... $488.9 $1,100.5
                     Gross realized gains. $ 15.7 $   40.6
                     Gross realized losses $ 16.8 $   36.5

   Bonds with amortized values of $3.3 million were on deposit with governmental authorities as required by law at December 31, 2003.

Equity Securities

   The fair value of preferred stock was $85.7 million and $32.4 million at December 31, 2003 and 2002, respectively. The cost of common stock was $160.4 million and $4.2 million at December 31, 2003 and 2002, respectively.

Real Estate-Related Investments

   The following table summarizes the Company's real estate-related investments at December 31, 2003 and 2002 (in thousands):

                                                                   2003   2002
                                                                   ---- -------
Mortgage loans.................................................... $--  $40,094
Real estate-related investments included in other invested assets:
   Real estate loans and notes receivable.........................  --    8,494
   Real estate joint ventures and partnerships....................  --      736
   Real estate valuation reserve..................................  --   (8,284)
                                                                   ---  -------
       Totals/(1)/................................................ $--  $41,040
                                                                   ===  =======

--------
/(1)/Excludes $1.4 million of real estate-related accrued interest at December
     31, 2002.

   As part of the purchase agreement between Bank One and Kemper, certain joint venture loans were transferred to KILICO in exchange for investment-grade bonds. The remaining joint venture loans were paid as a dividend to Kemper in August 2003. Therefore, the Company did not own any mortgage loans on real estate as of December 31, 2003.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

Net Investment Income

   The sources of net investment income for the years ended December 31, 2003 and 2002 were as follows (in thousands):

                                                    2003      2002
                                                  --------  --------
          Interest on fixed maturity securities.. $144,254  $115,654
          Dividends on equity securities.........    3,382     2,659
          Income from short-term investments.....      405       624
          Income from mortgage loans.............    2,296     3,362
          Income from policy loans...............   10,171     4,471
          Income from other loans and investments    2,122       708
                                                  --------  --------
             Total investment income.............  162,630   127,478
          Investment expense.....................   (7,832)   (6,854)
                                                  --------  --------
             Net investment income............... $154,798  $120,624
                                                  ========  ========

Net Realized Capital Gains and Losses

   Net realized capital losses for the years ended December 31, 2003 and 2002 were as follows (in thousands):

                                                                    2003     2002
                                                                  -------  --------
Fixed maturity securities........................................ $(3,439) $(12,813)
Equity securities................................................     790       (67)
Other............................................................    (589)   (9,834)
                                                                  -------  --------
   Net realized capital losses before federal income tax benefit.  (3,238)  (22,714)
Federal income tax benefit.......................................      --    (1,048)
                                                                  -------  --------
   Net realized capital losses after taxes.......................  (3,238)  (21,666)
Net losses (gains) transferred to the IMR........................     593   (19,634)
                                                                  -------  --------
   Total realized capital losses................................. $(2,645) $(41,300)
                                                                  =======  ========

   The other losses, net, for 2002 consist primarily of a write-down on a leveraged lease that covers an aircraft. The aircraft is leased by United Airlines (UAL) and was written down to zero subsequent to UAL filing Chapter 11 bankruptcy in the fourth quarter of 2002. The pre-tax write-down totaled $10.5 million.

   The following shows the Company's investments' fair value and gross unrealized losses, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2003.

                             Less than 12 months    12 months or longer           Total
                           ----------------------  --------------------  ----------------------
                                       Unrealized             Unrealized             Unrealized
Description of Securities  Fair Value    Losses    Fair Value   Losses   Fair Value    Losses
-------------------------  ----------- ----------  ---------- ---------- ----------- ----------
US Treasury Obligations...          --         --        --         --            --         --
Federal Agency mortgage
  backed securities....... 249,449,137 (1,618,621)       --         --   249,449,137 (1,618,621)
Corporate bonds........... 336,509,989 (3,578,834)  300,459     (6,440)  336,810,448 (3,585,274)
Subtotal debt securities.. 585,959,126 (5,197,455)  300,459     (6,440)  586,259,585 (5,203,895)
Common Stock..............                                                        --         --
Total temporarily impaired
  securities.............. 585,959,126 (5,197,455)  300,459     (6,440)  586,259,585 (5,203,895)

   At December 31, 2003, 96 different fixed maturity securities represented 100% of the Company's $5.2 million total unrealized loss. Unrealized losses in the fixed maturity investment portfolio, including US government agencies, mortgage and asset back securities and corporate bonds, were primarily due to higher

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY
interest rates during 2003. The Company held no securities of a single issuer that were at an unrealized loss position in excess of 19.4% of the total unrealized loss amount as of December 31, 2003. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities above were temporarily depressed.

   The evaluation for other-than-temporary impairments is a quantitative and qualitative process, which is subject to risks and uncertainties in the determination of whether declines in the fair value of investments are other-than-temporary. The risks and uncertainties includes changes in general economic conditions, the issuer's financials condition or near term recovery prospects and the effects of changes in interest rates. In addition, for securitized financial assets with contractual cash flows (e.g. asset-backed and mortgage-backed securities), projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. As of December 31, 2003, management's expectation of the discounted future cash flows on these securities was in excess of the associated securities' amortized costs.

4. Concentration of Credit Risk

   The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage- and asset-backed securities.

   As part of the purchase agreement between Bank One and Kemper, certain joint venture loans were transferred to KILICO in exchange for investment-grade bonds. The remaining joint venture loans were paid as a dividend to Kemper in August 2003. Therefore, the Company did not own any mortgage loans on real estate as of December 31, 2003.

   At December 31, 2002, loans to a master limited partnership (MLP) between subsidiaries of Kemper and subsidiaries of Lumbermens Mutual Casualty Company, a former affiliate, constituted approximately $22.0 million of the Company's real estate portfolio. Kemper's interest in the MLP was 75.0 percent at December 31, 2002. Loans to the MLP were placed on non-accrual status at the beginning of 1999 due to management's desire not to increase book value of the MLP over net realizable value, as interest on these loans has historically been added to principal. During 2001, a change in circumstances surrounding the water development project related to these loans led to the reclassification of these loans to accrual status. As a result, interest income was recorded in the fourth quarter of 2001 and subsequent periods and the general reserve allowance related to these loans was released.

   At December 31, 2002, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates (Nesbitt), a third party real estate developer, have ownership interests constituted approximately $12.5 million of the Company's real estate portfolio. The Nesbitt ventures consisted of nine hotel properties and one retail property.

   At December 31, 2002, a loan to a joint venture amounted to $5.6 million. This mortgage loan was on an office property located in Illinois and owned by a former affiliate, Zurich North America.

   The remaining real estate-related investment amounted to $0.2 million at December 31, 2002 and consisted of mortgage loans on unzoned lots located in Hawaii. These properties were not producing income and the loans were on non-accrual status at December 31, 2002.

5. Fair Value of Financial Instruments

   Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY
economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

   Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

   The following methods and assumptions were used to estimate the fair value of financial instruments for which it is practicable to estimate that value:

Bonds and Equity Securities

   Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager and affiliate, Bank One Investment Advisors (BOIA).

Cash and Short-Term Investments

   The carrying amounts for these instruments approximate fair values.

Interest Rate Swaps

   Fair values are determined by taking the present value of net future cash flows, which are based upon the LIBOR curve at the most recent valuation date.

Mortgage Loans and Other Real Estate-Related Investments

   Fair values were estimated based upon the investments' observable market prices, net of estimated costs to sell and where no observable price is available, by appraised value. The estimates of fair value should be used with care given the inherent difficulty in estimating the fair value of real estate due to the lack of a liquid quotable market. Mortgage loans and other real estate-related investments are stated at their aggregate unpaid balances, less a valuation allowance of $8.3 million at 2002. The real estate portfolio was monitored closely and reserves were adjusted to reflect market conditions. This resulted in a carrying value that approximated fair value at December 31, 2002. The Company does not own mortgage loans or real estate at December 31, 2003.

Contract Loans and Other Invested Assets

   The carrying value of contract loans approximates the fair value as the Company adjusts the rates to remain competitive. The carrying values for other invested assets approximate fair values.

Life Policy Benefits

   For deposit liabilities with defined maturities, the fair value was based on the discounted value of future cash flows. The discount rate was based on the rate that would be offered for similar deposits at the reporting date. For all other deposit liabilities, primarily deferred annuities and universal life contracts, the fair value was based on the amount payable on demand at the reporting date.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   The carrying value and estimated fair value of the Company's financial instruments at December 31, 2003 and 2002, were as follows (in thousands):

                                                                 2003                  2002
                                                         --------------------- ---------------------
                                                          Carrying  Estimated   Carrying  Estimated
                                                           Value    Fair Value   Value    Fair Value
                                                         ---------- ---------- ---------- ----------
Financial instruments recorded as assets:
   Bonds................................................ $4,696,080 $4,829,159 $1,765,604 $1,835,772
   Equity securities (excluding real estate-related
     investments).......................................    245,440    250,221     34,095     37,362
   Cash and short-term investments......................    268,301    268,301     47,753     47,753
   Mortgage loans and other real estate-related
     investments........................................         --         --     41,040     41,040
   Contract loans.......................................    282,027    282,027     76,251     76,251
   Other invested assets (excluding real estate-related
     investments).......................................     16,525     17,505      9,981     10,147
   Financial instruments recorded as liabilities--
     aggregate reserves for policies and contracts and
     supplementary contracts excluding term life
     reserves...........................................  5,046,337  5,000,546  1,694,625  1,808,098

6. Income Taxes

   The components of the net deferred tax asset recognized in the Company's Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are as follows:

                                                      December 31,  December 31,
                                                          2003          2002
                                                      ------------  ------------
Total of all deferred tax assets (DTAs).............. $ 65,758,968  $ 76,324,889
Total of all deferred tax liabilities (DTLs).........   (5,488,406)  (15,454,119)
                                                      ------------  ------------
   Net deferred tax asset............................   60,270,562    60,870,770
Deferred tax assets nonadmitted......................  (53,554,685)  (51,263,674)
                                                      ------------  ------------
   Net admitted deferred tax asset................... $  6,715,877  $  9,607,096
                                                      ============  ============
Increase (decrease) in nonadmitted deferred tax asset $ (2,291,011) $ (3,126,358)
                                                      ============  ============

   All deferred tax liabilities are recognized.

   The Company's income tax expense and change in deferred tax assets and liabilities differ from the amount obtained by applying the federal statutory rate of 35% to net income before taxes. The significant items causing this difference are: change in cash surrender value of life insurance, capitalization of acquisition costs related to reinsurance assumed from KILICO, nondeductible expenses, adjustment for prior year provision to return differences, and the amortization of the interest maintenance reserve.

   The components of incurred tax expense and the change in DTAs and DTLs are as follows:

                                                    2003         2002
                                                 ----------- -----------
       Current income tax expense--operations... $44,436,088 $28,698,183
       Current income tax benefit--capital gains          --  (1,047,567)
                                                 ----------- -----------
       Current income tax incurred.............. $44,436,088 $27,650,616
                                                 =========== ===========

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   The changes in the main components of DTAs and DTLs are as follows:

                                            December 31,  December 31,
                                                2003          2002         Change
                                            ------------  ------------  ------------
DTAs:
   Life insurance reserves................. $ 18,725,048  $ 10,949,050  $  7,775,998
   Deferred acquisition costs..............   20,717,164    45,321,834   (24,604,670)
   Nonadmitted assets......................           --     5,338,822    (5,338,822)
   Accrued expenses........................    4,437,499     2,915,578     1,521,921
   Real estate reserves....................           --     2,899,290    (2,899,290)
   Bond write-downs........................           --     6,951,229    (6,951,229)
   Resisted claims.........................      680,115            --       680,115
   Basis difference in bonds and stocks....   20,247,270            --    20,247,270
   Other...................................      951,872     1,949,086      (997,214)
                                            ------------  ------------  ------------
       Total DTAs..........................   65,758,968    76,324,889   (10,565,921)
Nonadmitted DTAs...........................  (53,554,685)  (51,263,674)   (2,291,011)
                                            ------------  ------------  ------------
       Admitted DTAs....................... $ 12,204,283  $ 25,061,215  $(12,856,932)
                                            ============  ============  ============

                                            December 31,  December 31,
                                                2003          2002         Change
                                            ------------  ------------  ------------
DTLs:
   Market discount on bonds................ $         --  $ (1,165,691) $  1,165,691
   Depreciation/amortization...............           --    (6,915,884)    6,915,884
   Deferred and uncollected premiums.......   (2,811,749)   (3,465,798)      654,049
   Loading/cost of collection..............   (1,457,508)   (1,461,667)        4,159
   Net unrealized capital gains............           --       (17,378)       17,378
   Accrued interest on funding agreement...   (1,167,532)   (1,321,654)      154,122
   Other...................................      (51,617)   (1,106,047)    1,054,430
                                            ------------  ------------  ------------
       Total DTLs.......................... $ (5,488,406) $(15,454,119) $  9,965,713
                                            ============  ============  ============
       Net admitted deferred tax asset..... $  6,715,877  $  9,607,096  $ (2,891,219)
                                            ============  ============  ============

   The change in the net deferred income tax asset is composed of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statutory Statements of Capital Stock and Surplus):

                                        December 31, December 31,
                                            2003         2002         Change
                                        ------------ ------------  ------------
Total DTAs............................. $65,758,968  $ 76,324,889  $(10,565,921)
Total DTLs............................. $(5,488,406)  (15,454,119)    9,965,713
                                        -----------  ------------  ------------
   Net deferred tax asset.............. $60,270,562  $ 60,870,770      (600,208)
                                        ===========  ============
Tax effect of unrealized gains (losses)                                 (17,378)
                                                                   ------------
Change in net deferred income tax......                            $   (617,586)
                                                                   ============

   In 2003 and 2002, the change in the tax effect of unrealized gains/losses has been reflected in the Statutory Statements of Capital Stock and Surplus within the change in net deferred tax asset.

   As of December 31, 2003 and 2002, the Company did not have any operating loss carryforwards.

   The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

                                2003 $21,002,395
                                2002 $        --
                                2001 $        --

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   The Company's federal income tax for the period January 1, 2003 through August 31, 2003 is consolidated with certain former affiliates, with ZHCA as the parent.

   For the period after August 31, 2003, the Company will file a separate income tax return.

   For the period in which the Company was a part of the consolidated federal income tax return with ZHCA, a written agreement set out the method of allocating tax between the companies. In general, allocation was based upon separate return calculations with no immediate benefit for a taxable loss that was utilized in the current year consolidated return. Inter-company tax balances were settled within thirty days after: the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member's apportioned tax liability in accordance with the tax sharing agreement.

7. Information Concerning Parent, Subsidiaries and Affiliates

   From September 2003, all of the outstanding shares of the Company were owned by BOIH. BOIH also owned 100 percent of the issued and outstanding common stock of ZLICA.

   In the third quarter of 2003, KILICO exchanged certain invested assets with the Company. These invested assets were to be excluded from the companies acquired by BOIH as outlined in the Purchase Agreement and substituted with different invested assets. The net difference between the excluded assets and the substituted assets received by the Company was treated as a capital contribution from Kemper in the amount of $9.4 million.

   In the fourth quarter of 2003, BOIH contributed cash of $225.2 million to the Company.

   In the fourth quarter, BOIH contributed 100% of its investment in ZLICA at a cost of $91.4 million in the form of a capital contribution to the Company.

   During 2003 and 2002, the Company paid cash dividends to Kemper according to the following schedule:

          Month                      2003     Type
          -----                   ----------- ----
          March.................. $10,000,000 Cash dividend
          September..............  30,089,041 Liquidating distribution
                                  -----------
          Total paid to Kemper...  40,089,041
          September--paid to BOIH   9,335,145 Non cash dividend
                                  -----------
             Total............... $49,424,186
                                  ===========

          Month                      2002     Type
          -----                   ----------- ----
          June................... $10,000,000 Cash dividend
          September..............  30,000,000 Cash dividend
                                  -----------
             Total............... $40,000,000
                                  ===========

   The Company transferred its investment in a leveraged lease to Kemper in the form of a dividend.

   Through August 2003, KILICO, ZLICA, and ZLICONY, utilized the management, employees, and home office space of the Company. Expenses were allocated to KILICO, ZLICA and ZLICONY based upon their actual utilization of the Company's employees and facilities. Expenses allocated to KILICO, ZLICA, and ZLICONY during 2003 and 2002 amounted to $24.5 million and $39.2 million, respectively.

   Subsequent to August 2003, ZLICA and ZLICONY continue to utilize the management, employees and home office space of the Company. Expenses continue to be allocated to ZLICA and ZLICONY based on their actual utilization of the Company's employees and facilities. KILICO also continues to utilize the management, employees and home office space and is charged expenses based on a transition services agreement.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   In August 2003, the Company sold its investment in an affiliated mortgage loan of $5.6 million to KILICO. In September 2003, the Company dividended its investments in IBS, IBSIA and PMG to BOIH.

   The Company has a service agreement with BOIA. BOIA provides investment services, including purchases and sales of securities, under the supervision of the investment committee of the Company.

   At December 31, 2003 and 2002, the Company reported the following amounts due from or (to) related parties:

                                                 2003         2002
                                             -----------  -----------
         KILICO*............................ $        --  $ 3,132,655
         IBS................................       4,962        3,255
         ZD.................................          --    5,143,339
         PMG Group..........................     148,509        8,598
         ZLICONY............................     150,633      156,087
         Zurich Direct of Texas.............          --      973,247
         Zurich Direct Insurance Agency.....      23,407      106,012
         ZLICA..............................   1,296,013    1,068,785
         Kemper*............................          --       17,860
         Zurich International Solutions*....          --       27,687
         ZFS*...............................          --          223
         Kemper Real Estate, Inc*...........          --       38,179
         Other..............................          --      920,817
         Nonadmitted affiliated balances....          --   (6,222,598)
                                             -----------  -----------
            Receivable from related parties. $ 1,623,524  $ 5,374,146
                                             ===========  ===========

                                                 2003         2002
                                             -----------  -----------
         Zurich American Insurance Company*. $        --  $   (20,979)
         FLA................................  (2,926,100)  (6,295,047)
         ZD.................................    (831,334)          --
         Other..............................          --      (24,067)
                                             -----------  -----------
            Payable to related parties...... $(3,757,434) $(6,340,093)
                                             ===========  ===========
         Net payable from related parties... $(2,133,910) $  (965,947)
                                             ===========  ===========

--------
* As of September 2003, no longer an affiliate of the Company. See Note 1 for more information.

   Related party receivables and payables are settled each month.

   The Company is charged costs from Farmers Insurance Group for mainframe data processing services.

   The Company has a formal management and services agreement with FLA, which charges FLA based upon certain predetermined charges and factors. The Company shares management, operations and employees with FLA.

8. Life Reserves

A. Reserves for Life Contracts and Deposit-Type Contracts

   The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium paid beyond the policy month of death. The Company holds reserves for surrender values promised in excess of the legally computed reserves. Substandard reserves are principally computed on the basis of the tabular interest and multiples of the tabular mortality. As of December 31, 2003, the Company had $19.6 billion of insurance in-force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of Illinois. Reserves to cover the above insurance totaled $86.9 million.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   Extra premiums are charged for policies issued on substandard lives according to underwriting classifications. Final reserves are determined by computing the mid-terminal reserve for the plan and holding in addition one half of the net valuation premium for the modal period.

   Tabular interest, tabular less actual reserve released and tabular cost have been determined by formulas used in accordance with the NAIC Annual Statement Instructions. Tabular interest on deposit funds not involving life contingencies is determined as a balance item where interest is included in other items at appropriate rates and adjustments due to changes in valuation basis or other increases have been reflected.

B. Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

                                                       December 31, 2003         December 31, 2002
                                                   ------------------------  ------------------------
                                                       Amount     % of Total     Amount     % of Total
                                                   -------------- ---------- -------------- ----------
Subject to discretionary withdrawal:
   With fair value adjustment..................... $  457,229,982    10.93%  $           --     0.00%
   At book value less current surrender change of
     5% or more...................................    541,509,624    12.94      220,427,019    16.87%
At book value without adjustment (minimal or no
  charge or adjustment)...........................  2,226,753,806    53.21      279,732,357    21.41
Not subject to discretionary withdrawal...........    959,339,161    22.92      806,087,684    61.72
                                                   --------------   ------   --------------   ------
       Total (gross)..............................  4,184,832,573   100.00%   1,306,247,060   100.00%
                                                                    ======                    ======
Reinsurance ceded.................................     98,294,387                98,265,970
                                                   --------------            --------------
       Total (net)................................ $4,086,538,186            $1,207,981,090
                                                   ==============            ==============

   Reconciliation of total annuity actuarial reserves and deposit fund liabilities:

   Life and Accident and Health Annual Statement:

                                                                December 31,
                                                                    2003
                                                               --------------
   Annuities, total (net)..................................... $3,096,604,724
   Supplemental contracts with life contingencies, total (net)     88,114,183
   Deposit-type contracts, total (net)........................    901,819,279
                                                               --------------
   Total...................................................... $4,086,538,186
                                                               ==============

9. Premium and Annuity Considerations Deferred and Uncollected

   Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2003 and 2002 were as follows:

                                     2003                   2002
                            ---------------------- ----------------------
                                         Net of                 Net of
                              Gross      Loading     Gross      Loading
                            ---------- ----------- ---------- -----------
      Ordinary new business $  160,328 $   102,556 $  230,196 $   160,157
      Ordinary renewal.....  7,866,734  12,090,070  9,671,852  13,918,109
      Group life...........      6,508       5,253        229         203
                            ---------- ----------- ---------- -----------
         Total............. $8,033,570 $12,197,879 $9,902,277 $14,078,469
                            ========== =========== ========== ===========

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

10. Reinsurance

   At December 31, 2003 and 2002, the deductions for reinsurance assumed from affiliated and unaffiliated insurance companies were as follows (in millions):

                                                               2003   2002
                                                             -------- ----
      Reserves assumed from affiliated insurance companies.. $     -- $--
      Reserves assumed from unaffiliated insurance companies  3,510.5  --
                                                             -------- ---
         Total reserves assumed............................. $3,510.5 $--
                                                             ======== ===
      Premiums assumed from affiliated insurance companies.. $     -- $--
      Premiums assumed from unaffiliated insurance companies  3,383.1  --
                                                             -------- ---
         Total premiums assumed............................. $3,383.1 $--
                                                             ======== ===
      Benefits assumed from affiliated insurance companies.. $     -- $--
      Benefits assumed from unaffiliated insurance companies    100.0  --
                                                             -------- ---
         Total benefits assumed............................. $  100.0 $--
                                                             ======== ===

   At December 31, 2003 and 2002, the deductions for reinsurance ceded to affiliated and unaffiliated insurance companies were as follows (in millions):

                                                            2003   2002
                                                           ------ ------
        Reserves ceded to affiliated insurance companies.. $ 15.1 $ 98.3
        Reserves ceded to unaffiliated insurance companies  616.3  380.1
                                                           ------ ------
           Total reserves ceded........................... $631.4 $478.4
                                                           ====== ======
        Premiums ceded to affiliated insurance companies.. $ 13.9 $   --
        Premiums ceded to unaffiliated insurance companies  218.0  222.8
                                                           ------ ------
           Total premiums ceded........................... $231.9 $222.8
                                                           ====== ======
        Benefits ceded to affiliated insurance companies.. $ 12.9 $   .1
        Benefits ceded to unaffiliated insurance companies  138.5  145.4
                                                           ------ ------
           Total benefits ceded........................... $151.4 $145.5
                                                           ====== ======

   Such amounts related to life insurance in force at December 31, 2003 and 2002 were as follows (in billions):

                                                     2003   2002
                                                    ------ ------
               Direct and assumed.................. $142.3 $133.9
                                                    ====== ======
               Ceded to:
                  Affiliated insurance companies...    1.5     --
                  Unaffiliated insurance companies.  119.8  115.4
                                                    ------ ------
                      Total ceded.................. $121.3 $115.4
                                                    ====== ======

11. Capital Stock and Surplus

   The Company has 500,000 shares of common stock, $20 par value, authorized, and 136,351 shares issued and outstanding, all owned by BOIH.

   The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted if such dividend, together with other distributions during the twelve preceding months would exceed the greater of ten percent of statutory surplus as regards policyholders as of the preceding December 31, or statutory net income for the

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY
preceding calendar year. If the limitation is exceeded, then such proposed dividend must be reported to the Director of Insurance at least 30 days prior to the proposed payment date and may be paid only if not disapproved. Illinois insurance laws also permit payment of dividends only out of earned surplus, exclusive of most unrealized capital gains. The maximum amount of dividends which can be paid by the Company without prior approval in 2004 is zero.

   Unassigned funds (surplus) represented or (reduced) in aggregate by each item below at December 31, 2003 and 2002 is as follows:

                                                    2003          2002
                                                ------------  ------------
    Net unrealized gains and losses, net of tax $  7,687,998  $  3,643,337
    Nonadmitted asset values...................  (58,611,505)  (72,740,048)
    Asset valuation reserve....................   (7,018,146)   (1,419,652)
    Reinsurance in unauthorized companies......   (3,967,704)   (1,425,468)

12. Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

Postretirement Benefit Plans

   As part of the Bank One acquisition, all the liabilities related to the Postretirement benefit plan and the qualified defined contribution pension plan were transferred back to the Company prior to September 2003.

   The Company sponsors a postretirement benefit plan covering all employees. The Company allocates a portion of plan expenses and obligations to KILICO, ZLICA and ZD. The Company does not have a defined benefit pension plan.

   The Company's portion of assets, obligations and assumptions of the postretirement benefit plans are as follows at December 31, 2003 and 2002:

                                                                      Postretirement Benefits
                                                                     ------------------------
                                                                         2003         2002
                                                                     -----------  -----------
Change in benefit obligation:
   Benefit obligation at beginning of year.......................... $ 1,226,361  $ 1,107,935
   Service cost.....................................................      42,000       43,818
   Interest cost....................................................     106,000       75,190
   Actuarial loss...................................................          --       58,615
   Benefits paid....................................................     (61,000)     (59,197)
   Plan amendments..................................................   2,350,057           --
                                                                     -----------  -----------
   Benefit obligation at end of year................................ $ 3,663,418  $ 1,226,361
                                                                     ===========  ===========
Funded status at December 31........................................ $(3,663,418) $(1,226,361)
Unamortized prior service cost......................................          --     (105,257)
Unrecognized net actuarial loss.....................................          --      386,936
Remaining net obligation or net asset at initial date of application   1,329,310           --
                                                                     -----------  -----------
Accrued benefit liability........................................... $(2,334,108) $  (944,682)
                                                                     ===========  ===========
Components of net periodic benefit cost:
   Service cost..................................................... $    42,000  $    43,818
   Interest cost....................................................     106,000       75,190
   Amortization of unrecognized transition obligation...............          --       32,579
   Amortization of unrecognized net loss............................          --       16,178
   Amortization of prior service cost...............................          --       (8,482)
                                                                     -----------  -----------
       Total net periodic benefit cost.............................. $   148,000  $   159,283
                                                                     ===========  ===========

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   The accrued benefit liability has been reflected in the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus within general expenses due or accrued. The total net periodic benefit cost has been reflected in the Statutory Statements of Operations within general expenses.

   The plan amendments above include transfers of the December 31, 2002 balances of $903.5 million from KILICO, $888.0 million from ZD, $558.1 million from ZLICA, and $0.5 million from ZLICONY.

   At December 31, 2003, the assumed discount rate was 6.3% and the rate of compensation increase was 4.0%. There was no long-term rate of return on plan assets.

   The Company has multiple non-pension postretirement benefit plans. The health care plans are contributory, with participants' contributions adjusted annually; the life insurance plans are noncontributory. The accounting for the health care plans anticipates future cost-sharing changes to the written plan that are consistent with the Company's expressed intent to increase retiree contributions, decreasing the Company's share of such expenses. For measurement of the 2003 periodic cost, an annual rate of increase of 10.0% was assumed for 2003 in the cost of covered healthcare benefits; this range was assumed to decrease to 5.0% in years 2010 and thereafter.

   Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects at December 31, 2003:

                                                        1 Percentage 1 Percentage
                                                           Point        Point
                                                          Increase     Decrease
                                                        ------------ ------------
Effect on total of service and interest cost components   $ 19,245    $ (19,078)
Effect on postretirement benefit obligation............   $452,545    $(451,526)

   The Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("the Act") was signed into law on December 8, 2003. Financial Accounting Standards Board ("FASB") Staff Position FAS 106-1, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 permits employers that sponsor postretirement benefit plans to defer accounting for the effects of the Act until the FASB issues guidance on how to account for the provisions of the Act. Specific authoritative guidance on accounting for the Act is pending. The Company will defer recognition of the Act until the guidance is issued.

Defined Contribution Plans

   The Company's employees are covered by qualified defined contribution plans sponsored by the Company.

   Details of the Company's defined contribution plans' expense for the years 2003 and 2002 are as follows:

                                             2003      2002
                                           -------- ----------
                 401(k) Plan Company match $351,633 $  496,176
                 Money Purchase Plan......  624,513    590,627
                 Profit Sharing Plan......       --    774,789
                                           -------- ----------
                    Total expense......... $976,146 $1,861,592
                                           ======== ==========

   Contributions of 5% of each employee's compensation are made each year.

   The defined contribution plans' expense have been reflected in the Statutory Statements of Operations within general expenses.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

13. Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk

   The Company is party to an interest rate swap agreement with Zurich Capital Markets, Inc. (ZCM). The Company invests primarily in fixed rate investments. A floating rate funding agreement was reinsured in 2000 and the Company subsequently entered into an interest rate swap agreement. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is made by one counterparty at each due date. In 2003, the Company paid $7.5 million as settlement for the difference between the fixed-rate and floating-rate interest.

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect its counterparty to fail to meet its obligations given its high credit ratings. The credit exposure of interest rate swaps is represented by the fair value (market value) of the contracts. At both December 31, 2003 and 2002 open swap agreements with notional values of $160.0 million had negative market values of $10.6 million and $16.5 million, respectively, with expiration dates ranging from November 2004 through December 2007.

   The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. One hundred percent of the net credit exposure for the Company from derivative contracts is with an investment-grade counter-party.

14. Leases

   The Company leases office and computer equipment under various non-cancelable operating lease agreements that expire through December 2006. Rental expense for 2003 and 2002 was approximately $1.1 million and $2.2 million, respectively.

   At December 31, 2003, the future minimum aggregate rental commitments are as follows (in thousands):

                    Year Ending December 31 Operating Leases
                    ----------------------- ----------------
                             2004..........       $481
                             2005..........       $107
                             2006..........       $  6

   The Company renegotiated its prior building lease agreement in September 2003. Effective in 2004, the Company will be moving to a Bank One owned facility and will terminate the prior lease agreement. Rental expense for 2003 and 2002 was approximately $8.4 million and $8.2 million respectively.

   At December 31, 2003, the minimum aggregate rental commitments for office space leases were as follows:

                                              (Dollars in
                      Year Ending December 31 thousands)
                      ----------------------- ----------
                               2004..........   $2,181
                               2005..........   $   --
                               2006..........   $   --
                               2007..........   $   --
                               2008..........   $   --

   The Company does not have any renewal option extensions.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

15. Contingencies

   The Company is unaware of any contingent liability, which may materially affect its financial position or results of operations.

   The Company has not committed reserves to cover any contingent liabilities.

   There are no pending legal proceedings, which are beyond the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position or results of operations of the Company. The Company does not act as an intermediary/broker in over the counter derivative instrument transactions.

   The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 2003 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as for an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders.

16. Subsequent Event

   On January 14, 2004, Bank One announced an agreement to merge with JP Morgan in a strategic business combination establishing the second largest banking franchise in the United States, based on core deposits. The combined entity will have assets of $1.1 trillion. The agreement provides for a stock-for-stock merger in which each share of Bank One's common stock will be exchanged on a tax-free basis for 1.32 shares of JP Morgan common stock. This transaction is expected to close in mid-2004 pending regulatory and shareholder approvals.

17. Reconciliation to Annual Statement

   Subsequent to the filing of the 2003 Annual Statement, it was discovered that the 2003 tax provision had been recorded incorrectly. The Company did not record an adequate income tax provision for the pre-acquisition period in the initial income tax provision calculation which was included in the 2003 Annual Statement. The adjustment to correct this error had no net effect on surplus as reflected in the Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as of December 31, 2003. This adjustment was recorded as a decrease to unassigned surplus of $18,250,819 to record the additional tax liability for the pre-acquisition period as well as an increase to Paid in Capital of $18,250,819. As a result of the details set forth in the Purchase Agreement, this additional income tax provision is borne by ZHCA and as such, recorded as an increase to Paid in Capital. This adjustment also increased the net loss reflected in the Statements of Operations by $18,250,819 for the year ended December 31, 2003.

   In addition, for the post-acquisition period the Company failed to capitalize the appropriate amount of acquisition costs in the calculation which was included in the 2003 Annual Statement. The adjustment to correct this error in the audited statutory financial statements decreased surplus by $6,252,808 reflected in the Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as of December 31, 2003 and increased the net loss reflected in the Statements of Operations by $9,479,059 for the year ended December 31, 2003. The differences are as follows:

                                                                 Unassigned     Paid in     Net Income
                                                                  Surplus       Capital       (Loss)
                                                                ------------  ------------ ------------
Balances per 2003 Annual Statement............................. $(61,601,793) $417,320,105 $(63,144,111)
Description
   Adjustment to taxes for the pre-acquisition period..........  (18,250,819)   18,250,819  (18,250,819)
   Adjustment to taxes for the post-acquisition period.........   (9,479,059)           --   (9,479,059)
   Increase in net deferred tax asset for the post-acquisition
     period....................................................    3,226,251            --           --
                                                                ------------  ------------ ------------
Balances per statutory financial statements.................... $(86,105,420) $435,570,924 $(90,873,989)
                                                                ============  ============ ============

                                  APPENDIX A

                            STATE PREMIUM TAX CHART

                                                       Rate of Tax
                                                 ---------------------
                                                 Qualified Non-Qualified
        State                                      Plans       Plans
        -----                                    --------- -------------
        California..............................   0.50%*      2.35%*
        Maine...................................   2.00%       2.00%
        Nevada..................................   3.50%       3.50%
        South Dakota............................     --        1.25%
        West Virginia...........................   1.00%       1.00%
        Wyoming.................................     --        1.00%

--------
* Taxes become due when annuity benefits commence, rather than when the premiums are collected. At the time of annuitization, the premium tax payable will be charged against the Contract Value. CILAAC reserves the right to deduct taxes when assessed.

                                  APPENDIX B

                        CONDENSED FINANCIAL INFORMATION

   The following Condensed Financial Information is derived from the financial statements of the Separate Account. The data should be read in conjunction with the financial statements, related notes and other financial information included in the Statement of Additional Information. Each table shows the unit values under Contracts with a different combination of optional benefits, including the Guaranteed Retirement Income Benefit, which is no longer offered under new Contracts. In the tables below, no number is shown when there were no Accumulation Units outstanding at the end of the period. A zero (0) is shown when there were fewer than 1,000 Accumulation Units outstanding at the end of the period. Information for the least and most expensive combinations are shown in the Prospectus under the heading "Condensed Financial Information".

           Optional Benefits                           Annual Expense
           -----------------                           --------------
           Chase Insurance Safeguard/SM/ Death Benefit      0.20%

                  Additional Contract Options Elected (0.20%)
                       Guaranteed Minimum Death Benefit
  (Separate Account Charges of 1.70% of the Daily Net Assets of the Separate
                                   Account)

Subaccount                                                                                   2004
----------                                                                                  -------
AIM V.I. Financial Services Subaccount (formerly INVESCO VIF-Financial Services Subaccount)
   Accumulation unit value at beginning of period*......................................... $11.010
   Accumulation unit value at end of period................................................ $11.814
   Number of accumulation units outstanding at end of period (000's omitted)...............       0
AIM V.I. Health Sciences Subaccount (formerly INVESCO VIF-Health Sciences Subaccount)
   Accumulation unit value at beginning of period*......................................... $11.564
   Accumulation unit value at end of period................................................ $11.779
   Number of accumulation units outstanding at end of period (000's omitted)...............       0
AIM V.I. Real Estate Fund Subaccount
   Accumulation unit value at beginning of period*......................................... $11.218
   Accumulation unit value at end of period................................................ $15.379
   Number of accumulation units outstanding at end of period (000's omitted)...............       1
AIM V.I. Utilities Subaccount (formerly INVESCO VIF-Utilities Subaccount)
   Accumulation unit value at beginning of period*......................................... $11.121
   Accumulation unit value at end of period................................................ $13.517
   Number of accumulation units outstanding at end of period (000's omitted)...............      --
Alger American Growth Subaccount
   Accumulation unit value at beginning of period*......................................... $35.204
   Accumulation unit value at end of period................................................ $37.458
   Number of accumulation units outstanding at end of period (000's omitted)...............      --
Alger American MidCap Growth Subaccount
   Accumulation unit value at beginning of period*......................................... $28.438
   Accumulation unit value at end of period................................................ $31.687
   Number of accumulation units outstanding at end of period (000's omitted)...............       0
Alger American Small Capitalization Subaccount
   Accumulation unit value at beginning of period*......................................... $17.231
   Accumulation unit value at end of period................................................ $19.063
   Number of accumulation units outstanding at end of period (000's omitted)...............      --
American Century VP Income & Growth Subaccount
   Accumulation unit value at beginning of period*......................................... $ 6.518
   Accumulation unit value at end of period................................................ $ 7.160
   Number of accumulation units outstanding at end of period (000's omitted)...............       2
American Century VP Value Subaccount
   Accumulation unit value at beginning of period*......................................... $ 8.303
   Accumulation unit value at end of period................................................ $ 9.015
   Number of accumulation units outstanding at end of period (000's omitted)...............       2
Dreyfus IP MidCap Stock Subaccount
   Accumulation unit value at beginning of period*......................................... $11.077
   Accumulation unit value at end of period................................................ $12.537
   Number of accumulation units outstanding at end of period (000's omitted)...............      --

Subaccount                                                                      2004
----------                                                                    --------
Dreyfus IP Technology Growth Subaccount
   Accumulation unit value at beginning of period*........................... $  9.561
   Accumulation unit value at end of period.................................. $ 10.024
   Number of accumulation units outstanding at end of period (000's omitted).        0
Dreyfus Socially Responsible Growth Subaccount
   Accumulation unit value at beginning of period*........................... $ 22.789
   Accumulation unit value at end of period.................................. $ 23.864
   Number of accumulation units outstanding at end of period (000's omitted).       --
Dreyfus VIF Money Market Subaccount
   Accumulation unit value at beginning of period*........................... $  9.942
   Accumulation unit value at end of period.................................. $  9.891
   Number of accumulation units outstanding at end of period (000's omitted).       --
Fidelity VIP Contrafund(R) Subaccount
   Accumulation unit value at beginning of period*........................... $ 22.979
   Accumulation unit value at end of period.................................. $ 25.459
   Number of accumulation units outstanding at end of period (000's omitted).        1
Fidelity VIP Equity-Income Subaccount
   Accumulation unit value at beginning of period*........................... $ 23.680
   Accumulation unit value at end of period.................................. $ 25.830
   Number of accumulation units outstanding at end of period (000's omitted).        1
Fidelity VIP Growth Subaccount
   Accumulation unit value at beginning of period*........................... $ 29.216
   Accumulation unit value at end of period.................................. $ 30.341
   Number of accumulation units outstanding at end of period (000's omitted).        0
Fidelity VIP Index 500 Subaccount
   Accumulation unit value at beginning of period*........................... $123.320
   Accumulation unit value at end of period.................................. $133.416
   Number of accumulation units outstanding at end of period (000's omitted).        0
Franklin Global Communication Securities Subaccount
   Accumulation unit value at beginning of period*........................... $ 10.182
   Accumulation unit value at end of period.................................. $ 11.589
   Number of accumulation units outstanding at end of period (000's omitted).       --
Franklin Rising Dividends Securities Subaccount
   Accumulation unit value at beginning of period*........................... $ 11.006
   Accumulation unit value at end of period.................................. $ 11.962
   Number of accumulation units outstanding at end of period (000's omitted).        8
Franklin Small Cap Value Securities Subaccount
   Accumulation unit value at beginning of period*........................... $ 11.822
   Accumulation unit value at end of period.................................. $ 14.056
   Number of accumulation units outstanding at end of period (000's omitted).        1
Franklin Strategic Income Securities Subaccount
   Accumulation unit value at beginning of period*........................... $ 10.816
   Accumulation unit value at end of period.................................. $ 11.753
   Number of accumulation units outstanding at end of period (000's omitted).        1
Franklin U.S. Government Subaccount
   Accumulation unit value at beginning of period*........................... $ 10.043
   Accumulation unit value at end of period.................................. $ 10.292
   Number of accumulation units outstanding at end of period (000's omitted).        0
Franklin Zero Coupon 2010 Subaccount
   Accumulation unit value at beginning of period*........................... $ 10.134
   Accumulation unit value at end of period.................................. $ 10.493
   Number of accumulation units outstanding at end of period (000's omitted).        0
Mutual Discovery Securities Subaccount
   Accumulation unit value at beginning of period*........................... $ 11.591
   Accumulation unit value at end of period.................................. $ 13.159
   Number of accumulation units outstanding at end of period (000's omitted).        1
Mutual Shares Securities Subaccount
   Accumulation unit value at beginning of period*........................... $ 11.268
   Accumulation unit value at end of period.................................. $ 12.294
   Number of accumulation units outstanding at end of period (000's omitted).        6

Subaccount                                                                                    2004
----------                                                                                   -------
Templeton Developing Markets Securities Subaccount
   Accumulation unit value at beginning of period*.......................................... $12.318
   Accumulation unit value at end of period................................................. $15.106
   Number of accumulation units outstanding at end of period (000's omitted)................       3
JPMorgan Investment Trust Bond Portfolio (formerly One Group Investment Trust Bond
  Subaccount)
   Accumulation unit value at beginning of period*.......................................... $ 9.942
   Accumulation unit value at end of period................................................. $10.206
   Number of accumulation units outstanding at end of period (000's omitted)................      --
JPMorgan Investment Trust Government Bond Subaccount (formerly One Group Investment Trust
  Government Bond Subaccount)
   Accumulation unit value at beginning of period*.......................................... $ 9.935
   Accumulation unit value at end of period................................................. $10.247
   Number of accumulation units outstanding at end of period (000's omitted)................      --
JPMorgan Investment Trust Balanced Portfolio (formerly One Group Investment Trust Balanced
  Subaccount)
   Accumulation unit value at beginning of period*.......................................... $10.007
   Accumulation unit value at end of period................................................. $10.520
   Number of accumulation units outstanding at end of period (000's omitted)................       1
JPMorgan Investment Trust Large Cap Growth Subaccount (formerly One Group Investment Trust
  Large Cap Growth Subaccount)
   Accumulation unit value at beginning of period*.......................................... $10.130
   Accumulation unit value at end of period................................................. $10.655
   Number of accumulation units outstanding at end of period (000's omitted)................      --
JPMorgan Investment Trust Equity Index Subaccount (formerly One Group Investment Trust
  Equity Index Subaccount)
   Accumulation unit value at beginning of period*.......................................... $10.235
   Accumulation unit value at end of period................................................. $11.070
   Number of accumulation units outstanding at end of period (000's omitted)................      --
JPMorgan Investment Trust Diversified Equity Subaccount (formerly One Group Investment Trust
  Diversified Equity Subaccount)
   Accumulation unit value at beginning of period*.......................................... $10.045
   Accumulation unit value at end of period................................................. $10.746
   Number of accumulation units outstanding at end of period (000's omitted)................       0
JPMorgan Investment Trust Mid Cap Growth Subaccount (formerly One Group Investment Trust
  Mid Cap Growth Subaccount)
   Accumulation unit value at beginning of period*.......................................... $10.392
   Accumulation unit value at end of period................................................. $11.188
   Number of accumulation units outstanding at end of period (000's omitted)................      --
JPMorgan Investment Trust Diversifed Mid Cap Subaccount (formerly One Group Investment Trust
  Diversified Mid Cap Subaccount)
   Accumulation unit value at beginning of period*.......................................... $10.087
   Accumulation unit value at end of period................................................. $11.390
   Number of accumulation units outstanding at end of period (000's omitted)................      --
JPMorgan Investment Trust Mid Cap Value Subaccount (formerly One Group Investment Trust
  Mid Cap Value Subaccount)
   Accumulation unit value at beginning of period*.......................................... $10.268
   Accumulation unit value at end of period................................................. $11.498
   Number of accumulation units outstanding at end of period (000's omitted)................       0
JPMorgan International Equity Subaccount
   Accumulation unit value at beginning of period*.......................................... $11.829
   Accumulation unit value at end of period................................................. $13.664
   Number of accumulation units outstanding at end of period (000's omitted)................       1
JPMorgan Mid Cap Value Subaccount
   Accumulation unit value at beginning of period*.......................................... $11.587
   Accumulation unit value at end of period................................................. $13.158
   Number of accumulation units outstanding at end of period (000's omitted)................       0

Subaccount                                                                        2004
----------                                                                       -------
JPMorgan Small Company Subaccount
   Accumulation unit value at beginning of period*.............................. $13.909
   Accumulation unit value at end of period..................................... $16.844
   Number of accumulation units outstanding at end of period (000's omitted)....       0
Janus Aspen Balanced Subaccount
   Accumulation unit value at beginning of period*.............................. $23.487
   Accumulation unit value at end of period..................................... $25.240
   Number of accumulation units outstanding at end of period (000's omitted)....      --
Janus Aspen Large Cap Growth Subaccount (formerly Janus Aspen Growth Subaccount)
   Accumulation unit value at beginning of period*.............................. $17.968
   Accumulation unit value at end of period..................................... $18.965
   Number of accumulation units outstanding at end of period (000's omitted)....      --
Janus Aspen Mid Cap Growth Subaccount
   Accumulation unit value at beginning of period*.............................. $21.170
   Accumulation unit value at end of period..................................... $24.301
   Number of accumulation units outstanding at end of period (000's omitted)....      --
Janus Aspen Worldwide Growth Subaccount
   Accumulation unit value at beginning of period*.............................. $25.129
   Accumulation unit value at end of period..................................... $26.108
   Number of accumulation units outstanding at end of period (000's omitted)....      --
Janus Aspen Mid Cap Value Subaccount
   Accumulation unit value at beginning of period*.............................. $11.956
   Accumulation unit value at end of period..................................... $13.405
   Number of accumulation units outstanding at end of period (000's omitted)....      --
Janus Aspen Small Company Value Subaccount
   Accumulation unit value at beginning of period*.............................. $11.010
   Accumulation unit value at end of period..................................... $12.911
   Number of accumulation units outstanding at end of period (000's omitted)....       0
Oppenheimer Aggressive Growth Subaccount
   Accumulation unit value at beginning of period*.............................. $10.664
   Accumulation unit value at end of period..................................... $11.892
   Number of accumulation units outstanding at end of period (000's omitted)....      --
Oppenheimer Capital Appreciation Subaccount
   Accumulation unit value at beginning of period*.............................. $10.925
   Accumulation unit value at end of period..................................... $11.590
   Number of accumulation units outstanding at end of period (000's omitted)....      --
Oppenheimer Global Securities Subaccount
   Accumulation unit value at beginning of period*.............................. $12.199
   Accumulation unit value at end of period..................................... $14.035
   Number of accumulation units outstanding at end of period (000's omitted)....       2
Oppenheimer High Income Subaccount
   Accumulation unit value at beginning of period*.............................. $11.051
   Accumulation unit value at end of period..................................... $11.718
   Number of accumulation units outstanding at end of period (000's omitted)....      --
   Oppenheimer Main Street Subaccount...........................................
   Accumulation unit value at beginning of period*.............................. $11.155
   Accumulation unit value at end of period..................................... $11.955
   Number of accumulation units outstanding at end of period (000's omitted)....       0
Oppenheimer Main Street Small Cap Subaccount
   Accumulation unit value at beginning of period*.............................. $11.468
   Accumulation unit value at end of period..................................... $13.396
   Number of accumulation units outstanding at end of period (000's omitted)....       0
Oppenheimer Strategic Bond Subaccount
   Accumulation unit value at beginning of period*.............................. $10.812
   Accumulation unit value at end of period..................................... $11.590
   Number of accumulation units outstanding at end of period (000's omitted)....       2

--------
*  Commencement of Offering May 3, 2004.